[front cover]

                                AMERICAN CENTURY
                               Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Select
Heritage
Growth

April 30, 2001

[american century logo and text logo (reg. sm)]


[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. We have been heartened, however, by the stock market's bounce since the beginning of April. Whether or not the market continues to move higher in the short term, you can expect us to adhere rigorously to our discipline of searching for companies experiencing accelerating growth in their earnings and revenues. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline, will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

/signature/                          /signature/
James E. Stowers, Jr.                James E. Stowers III
Founder and Chairman                 Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SELECT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
HERITAGE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
GROWTH
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   21
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   24
   Statement of Operations ................................................   25
   Statement of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   31
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   40
   Background Information
      Investment Philosophy
         and Policies .....................................................   41
      Comparative Indices .................................................   41
      Portfolio Managers ..................................................   41
   Glossary ...............................................................   42


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Most major U.S. stock indices were down for the six months ended April 30, 2001, as investors registered concern about the ability of corporations to sustain their earnings growth in a slowing economy.

* Technology stocks, especially companies involved with telecommunications, computers and the Internet, were particularly hard hit over the period. Investors had earlier driven up their shares on the premise that future growth would be there in the form of ever-evolving new technologies, continued strong product demand, and an expanding economy.

* Meanwhile, companies in defensive areas attracted investors, and value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. Despite several interest rate cuts, stocks in general stumbled as the period progressed. Many investors, unable to gain much earnings visibility from corporate leaders, appeared to decide that equities were too risky to hold at any price.

SELECT

* Select declined 15.91% during the period, compared to its benchmark, the S&P 500 Index, which fell 12.07%. Longer-term, the fund has outperformed the benchmark, returning 6.29% compared to the index's 5.30% return over the last three years.

* Though the management team reduced the fund's technology weighting, the decline in tech issues hurt Select's performance.

* The fund's investments in high-quality financial institutions also hurt performance as declining interest rates favored lower-quality banks that had been suffering loan losses.

* Select's top performers were technology outsourcing firms and information services companies holding long-term contracts with their clients. These contracts provide somewhat reliable streams of future revenue in a very cloudy earnings environment.

HERITAGE

* Heritage declined 17.95% in a stretch that was particularly hard on growth-oriented investors. The fund's benchmark, the S&P MidCap 400 Index, fell 1.40%.

* The fund was hurt most by its investments in technology issues, which fell when growing concern about the economy and corporate earnings led investors to abandon growth stocks in favor of defensive and value issues.

* Heritage's investments in energy companies, particularly those involved in exploration and drilling, provided the best results.

GROWTH

* Growth fell 21.56% in a difficult environment for large-cap growth investors. The fund outperformed its benchmark, the Russell 1000 Growth Index, which lost 26.43%.

* Technology stocks were the biggest detractors to Growth's performance. Firms tied to the Internet were particularly hard hit when telecommunications companies reduced capital spending.

* Many investors became indiscriminate sellers, punishing good companies along with the bad ones. This weighed on many high-quality companies in the Growth portfolio.

* The Growth team moved aggressively to add value for investors, shifting the focus of the fund's technology investments, revising its energy stake, and establishing a significant position in retailers.

[left margin]

                    SELECT(1)
                     (TWCIX)

       TOTAL RETURNS:        AS OF 4/30/01
          6 Months                 -15.91%(2)
          1 Year                   -17.52%
       INCEPTION DATE:             6/30/71(3)
       NET ASSETS:            $6.0 billion(4)

                   HERITAGE(1)
                     (TWHIX)

       TOTAL RETURNS:        AS OF 4/30/01
          6 Months                 -17.95%(2)
          1 Year                    -7.92%
       INCEPTION DATE:            11/10/87
       NET ASSETS:            $1.5 billion(4)

                    GROWTH(1)
                     (TWCGX)

       TOTAL RETURNS:        AS OF 4/30/01
          6 Months                 -21.56%(2)
          1 Year                   -27.72%
       INCEPTION DATE:             6/30/71(3)
       NET ASSETS:            $7.2 billion(4)

(1)  Investor Class.
(2)  Not annualized.
(3) Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.
(4)  Includes all classes.

See Total Returns on pages 4, 11, and 17.
Investment terms are defined in the Glossary on pages 42-43.


2     1-800-345-2021


Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer, U.S. growth equities

     Equity investors will not soon forget the period covered by this report. After several years of blistering performance, most of the major stock indices posted losses for the six months ended April 30, 2001. In fact, that's a bit of an understatement, since this timespan was inside one of the worst stretches in the stock market's history. We witnessed the S&P 500 fall nearly 22% from its peak in March 2000, solidly in bear market territory. Meanwhile, the Nasdaq Composite Index was caught in the downturn in technology issues and fell nearly 63% from its March 2000 high, the worst performance on record for any broad index of American stocks.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve took hold. Technology companies were among the first to feel the effects, many of them connected either directly or indirectly with the Internet. Investors had awarded these New Economy businesses dizzying price-earnings ratios, seemingly convinced that any enterprise with ".com" in its name was a sure winner, and that there would be no pause in the build-out of the Internet. When the venture capital and public markets finally withdrew new funding for many of these companies with questionable business models, we saw a dramatic correction in all companies touched by the Internet mania. The economy's fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001. And in the wake of cascading negative earnings revisions, technology stocks in particular went into a free-fall.

     But while technology and other growth stocks fell several rungs, companies in defensive and consumer-oriented areas such as energy, utilities, consumer staples, financials and health care were back in demand. In addition, value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. This was especially true among smaller stocks. Ultimately, small-cap value stocks trounced every other equity category in 2000, and they have continued their march so far this year.

     2001 was only three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Three more rate cuts followed in the first quarter, but stocks stumbled nonetheless, as many investors, unable to gain insight from corporate leaders about their projected earnings, appeared to conclude that equities were too risky to hold at any price.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a bottoming in some industries. While the current downturn has been painful, there is a positive side. Investors now have more appropriate expectations and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

S&P 500          -12.07%
S&P MIDCAP 400    -1.40%
RUSSELL 2000      -1.77%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

                  S&P 500     S&P Mid-Cap 400     Russell 2000
10/31/2000         $1.00           $1.00              $1.00
11/30/2000         $0.92           $0.92              $0.90
12/31/2000         $0.93           $1.00              $0.97
1/31/2001          $0.96           $1.02              $1.03
2/28/2001          $0.87           $0.96              $0.96
3/31/2001          $0.82           $0.89              $0.91
4/30/2001          $0.88           $0.99              $0.98

Value on 4/30/01
S&P 500             $0.88
S&P Mid-Cap 400     $0.99
Russell 2000        $0.98


                                                  www.americancentury.com     3


Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                              INVESTOR CLASS              ADVISOR CLASS             INSTITUTIONAL CLASS
                          (INCEPTION 6/30/71)(1)        (INCEPTION 8/8/97)          (INCEPTION 3/13/97)

                           SELECT        S&P 500       SELECT        S&P 500       SELECT        S&P 500

6 MONTHS(2)                -15.91%       -12.07%       -16.01%       -12.07%       -15.82%       -12.07%
1 YEAR                     -17.52%       -12.97%       -17.66%       -12.97%       -17.40%       -12.97%
=============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                      6.29%         5.30%         6.08%         5.30%         6.47%         5.30%
5 YEARS                     15.20%        15.56%          --            --            --            --
10 YEARS                    12.29%        15.25%          --            --            --            --
LIFE OF FUND                16.33%        12.75%         9.72%         9.03%        14.47%        13.29%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

See pages 40-43 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/01
S&P 500    $41,359
Select     $31,866

$10,000 investment made 4/30/91

[data for mountain chart]

                  Select        S&P 500
Date              Value          Value
4/30/1991        $10,000        $10,000
4/30/1992        $11,058        $11,403
4/30/1993        $11,767        $12,457
4/30/1994        $12,228        $13,119
4/30/1995        $13,100        $15,411
4/30/1996        $15,706        $20,067
4/30/1997        $18,931        $25,110
4/30/1998        $26,540        $35,422
4/30/1999        $34,080        $43,152
4/30/2000        $38,640        $47,523
4/30/2001        $31,866        $41,359

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[data for bar chart]

                 Select          S&P 500
Date             Return          Return
4/30/1992        10.58%          14.05%
4/30/1993         6.41%           9.22%
4/30/1994         3.92%           5.33%
4/30/1995         7.13%          17.42%
4/30/1996        19.89%          30.13%
4/30/1997        20.54%          25.10%
4/30/1998        40.19%          41.01%
4/30/1999        28.41%          21.80%
4/30/2000        13.38%          10.13%
4/30/2001       -17.52%         -12.97%


4     1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------

[photo of Kenneth Crawford and Jerry Sullivan]
     An interview with Kenneth Crawford and Jerry Sullivan, portfolio managers on the Select investment team.

HOW DID SELECT PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     Negotiating a steep market correction, Select was down 15.91%* for the period, versus a 12.07% decline in its benchmark, the S&P 500 Index.

     Looking longer-term, over the last three years, Select has provided an annualized return of 6.29%, compared to 5.30% for the S&P 500. Select's five-year annualized return of 15.20% is in line with the benchmark's 15.56%.

BEFORE REVIEWING YOUR PORTFOLIO, COULD YOU DESCRIBE THE INVESTMENT APPROACH YOU FOLLOW?

     For almost 30 years, Select has followed a disciplined, growth-oriented investment approach developed by American Century's founder, James E. Stowers, Jr. The system centers on owning companies whose earnings or revenues are growing at an accelerating rate. As you examine our holdings, you'll see that we invest in large, seasoned companies, concentrating our investments in companies we believe have the best chance of continuing their growth.

THE LAST SIX MONTHS WERE HARD ON GROWTH INVESTORS, ESPECIALLY IN THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS. HOW DID YOU NAVIGATE SELECT THROUGH THE TURBULENCE?

     As 2000 drew to a close, we became concerned about the ability of corporations across the economy to sustain their earnings growth in the midst of slowing business conditions. We were particularly wary of technology, where investors' expectations had been highest following blistering performance in 1999. Therefore, we significantly reduced Select's positions in network equipment maker Cisco Systems, data storage provider EMC, and Sun Microsystems, a developer of hardware and software used in computer networks. The three technology bellwethers had been among Select's ten largest holdings at the start of the period. Even though we scaled back our investments, the decline in technology issues was so swift and so steep (the technology-heavy Nasdaq Composite fell 37.10% over the period) that the three businesses ended up detracting the most from the fund's short-term results.

     Still, throughout the period, Select's representation in technology was lower than that of the S&P 500. That's not to say that we've turned our back on the technology sector--nearly 20% of our assets reside there.

WHAT IS YOUR STRATEGY IN TECHNOLOGY GOING FORWARD?

     As those familiar with the technology field may recall, semiconductor-related stocks were among the first to wobble last year. They were victims of overcapacity as businesses cut their technology

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

". . . WE INVEST IN LARGE, SEASONED COMPANIES, CONCENTRATING OUR INVESTMENTS IN COMPANIES WE BELIEVE HAVE THE BEST CHANCE OF CONTINUING THEIR GROWTH."

PORTFOLIO AT A GLANCE
                               4/30/01          10/31/00

NO. OF EQUITY SECURITIES        106                 89
P/E RATIO                       31.0               37.4
MEDIAN MARKET                   $36.1             $56.7
   CAPITALIZATION              BILLION           BILLION
WEIGHTED AVERAGE                $130              $155
   MARKET CAPITALIZATION       BILLION           BILLION
PORTFOLIO TURNOVER              37%(1)            67%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             1.00%(3)           1.00%

(1)  Six months ended 4/30/01.
(2)  Year ended 10/31/00.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 42-43.


                                                  www.americancentury.com     5


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

spending and consumers slowed their purchases of personal computers, cell phones, and other devices powered by computer chips. The industry has had time to work through its excess inventory, and with that in mind, we have exposure to semiconductor manufacturers. In addition, we own businesses that provide chipmakers with capital equipment, some of which were our largest contributors during the period.

     We also have investments in a part of the technology sector that has become quite active in recent years, contract manufacturing. To reduce costs and bring products to market more swiftly, companies in telecommunications equipment, computers, consumer electronics, and data networking now routinely turn their production over to manufacturing experts that have the technology and scale to do the job faster, cheaper and better.

     At the end of the period, one of our top industry weightings in technology was in computer software, which includes IBM, Select's largest contributor during the six months. Though officially listed as a software company, IBM is active on a number of other computer-oriented fronts. The company has profited from the introduction of a new line of mainframes and earnings visibility from its long-term service contracts.

WHAT SECTORS OR HOLDINGS PERFORMED WELL IN THIS GENERALLY ROUGH ENVIRONMENT?

     Investments in the commercial services sector, especially in companies involved in technology outsourcing and information services, helped Select's performance during the period. Companies in these fields usually have lengthy service contracts that help shield them against the effects of temporary economic downturns.

     Select also was helped by the rebound in the consumer cyclicals sector, particularly by department and specialty stores. Traditionally, interest-rate cuts benefit consumer cyclical stocks, and the Federal Reserve's four cuts during the six-month period were no exception. As a result, Wal-Mart and Target ranked behind IBM as Select's largest contributors. Wal-Mart continues to lead the field with its advantages of scale and pricing leverage with vendors.

WHICH AREAS WERE DISAPPOINTING?

     While some of our financial stocks--the largest sector in Select--performed well during the last six months, some lost ground.

     In a slowing economy, we felt it was important to be invested in higher-quality financial institutions with strong track records in managing risk. During the period, however, as interest rates dropped, financial firms were encouraged to take more risks which, paradoxically, doesn't benefit high-quality banks as much as lenders that have been suffering from loan losses. On the plus side, lower interest rates benefited Select's holdings tied to refinancing and mortgage activity, which accelerated during the last six months.

     In the insurance realm, we took advantage of the overall market decline to increase our position in American International Group, the largest U.S. insurance company by market capitalization. AIG has posted solid earnings growth due in part to a strong pricing cycle for property and casualty insurance.

[left margin]

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                         AS OF               AS OF
                        4/30/01            10/31/00

GENERAL ELECTRIC CO.      4.3%               4.3%
PFIZER, INC.              3.8%               3.1%
MICROSOFT CORP.           3.7%               2.6%
EXXON MOBIL CORP.         3.6%               3.0%
CITIGROUP INC.            3.4%               3.4%
AMERICAN
     INTERNATIONAL
     GROUP, INC.          3.0%               2.7%
INTERNATIONAL
     BUSINESS
     MACHINES CORP.       2.8%               2.0%
ABBOTT LABORATORIES       2.1%               2.1%
AOL TIME WARNER INC.      2.0%               2.5%(1)
BANK OF NEW YORK
     CO., INC. (THE)      1.9%               1.7%

(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 10/31/00 represents both the America Online, Inc. and Time Warner Inc. shares owned by the fund.

TOP FIVE INDUSTRIES
                          % OF FUND INVESTMENTS
                         AS OF               AS OF
                        4/30/01            10/31/00

DRUGS                    10.8%                9.8%
FINANCIAL SERVICES        9.1%                8.1%
BANKS                     7.5%                7.4%
ENERGY RESERVES
     & PRODUCTION         5.8%                5.9%
SEMICONDUCTOR             5.5%                4.0%


6         1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

ONE OF SELECT'S LARGEST SECTOR CONCENTRATION WAS IN HEALTH CARE. WHY WAS MOST OF THAT IN DRUG COMPANIES?

     Health care had a relatively strong run in 2000, and by the end of the year many investors took profits in this sector. As a result, drug stocks during this period were depressed. We took advantage of the situation to buy pharmaceutical companies because they tend to have steady, relatively predictable sources of earnings, even in rough economic times. For example, we increased our stake in Pfizer Inc., making it Select's second-largest holding. The company has a stable of dominant, patent-protected drugs including Viagra, Norvasc and Zoloft.

WHAT ARE YOUR THOUGHTS AS YOU APPROACH THE SECOND HALF OF 2001?

     We will continue to apply our disciplined investment approach, looking for companies that meet our demanding standards for earnings and revenue growth. In our view, the best way to ride through periods of uncertainty and volatility is to own growing businesses. Now that excessive valuations have been washed out of many parts of the market, investors are much more attuned to the earnings side of the equation. Such a scenario could play into Select's strength--finding larger companies that appear able to sustain their growth, even in a slowing economy.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
--------------------------------------------------------------------------------
                                                       AS OF APRIL 30, 2001
*  U.S. COMMON STOCKS                                         94.0%
*  FOREIGN STOCKS                                              2.3%
*  PREFERRED STOCKS                                            0.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      96.5%
*  TEMPORARY CASH INVESTMENTS                                  3.5%

[pie chart]

--------------------------------------------------------------------------------
                                                     AS OF OCTOBER 31, 2000
*  U.S. COMMON STOCKS
      & EQUITY FUTURES                                        92.9%
*  FOREIGN STOCKS                                              3.2%
*  PREFERRED STOCKS                                            0.8%
*  CONVERTIBLE BONDS                                           0.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      97.1%
*  TEMPORARY CASH INVESTMENTS                                  2.9%

[pie chart]


                                                  www.americancentury.com     7


Select--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.3%

ALCOHOL -- 0.3%
     471,800  Anheuser-Busch Companies, Inc.                     $     18,867
                                                             -------------------


BANKS -- 7.5%
   2,318,500  Bank of New York Co., Inc. (The)                        116,389
   4,213,466  Citigroup Inc.                                          207,092
     685,000  Fifth Third Bancorp                                      36,822
     495,000  First Union Corp.                                        14,835
   1,651,000  Wells Fargo & Co.                                        77,547
                                                             -------------------
                                                                      452,685
                                                             -------------------

CHEMICALS -- 1.0%
     940,000  du Pont (E.I.) de Nemours & Co.                          42,479
     750,000  Sherwin-Williams Co.                                     15,735
                                                             -------------------
                                                                       58,214
                                                             -------------------

CLOTHING STORES -- 0.7%
     500,000  Gap, Inc. (The)                                          13,855
     980,000  TJX Companies, Inc. (The)                                30,703
                                                             -------------------
                                                                       44,558
                                                             -------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 5.2%
   1,505,000  Compaq Computer Corp.                                    26,338
   1,610,000  Dell Computer Corp.(1)                                   42,238
   1,263,000  EMC Corp. (Mass.)                                        50,015
   1,457,800  International Business Machines Corp.                   167,851
   1,762,800  Sun Microsystems, Inc.(1)                                30,188
                                                             -------------------
                                                                      316,630
                                                             -------------------

COMPUTER SOFTWARE -- 4.8%
     910,000  Computer Associates
                 International, Inc.                                   29,293
   3,293,200  Microsoft Corp.(1)                                      223,097
   1,035,200  Oracle Corp.(1)                                          16,724
     400,000  Synopsys, Inc.(1)                                        22,974
                                                             -------------------
                                                                      292,088
                                                             -------------------

DEFENSE/AEROSPACE -- 0.8%
   1,005,000  Honeywell Inc.                                           49,124
                                                             -------------------

DEPARTMENT STORES -- 2.7%
   1,482,200  Target Corp.                                             56,991
   2,105,000  Wal-Mart Stores, Inc.                                   108,912
                                                             -------------------
                                                                      165,903
                                                             -------------------

DRUGS -- 10.8%
   1,093,200  Amgen Inc.(1)                                            66,833
   1,594,100  Bristol-Myers Squibb Co.                                 89,270
     746,000  Lilly (Eli) & Co.                                        63,410
   1,110,000  Merck & Co., Inc.                                        84,327
   5,318,875  Pfizer, Inc.                                            230,306
   1,530,000  Pharmacia Corp.                                          79,958
     820,000  Schering-Plough Corp.                                    31,603
                                                             -------------------
                                                                      645,707
                                                             -------------------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.6%
     485,000  Celestica Inc.(1)                                  $     24,784
   3,867,200  Cisco Systems Inc.(1)                                    65,683
     990,000  Jabil Circuit, Inc.(1)                                   28,750
   1,142,200  Motorola, Inc.                                           17,761
     650,000  Sanmina Corp.(1)                                         18,951
                                                             -------------------
                                                                      155,929
                                                             -------------------

ELECTRICAL UTILITIES -- 1.3%
     148,600  Calpine Corp.(1)                                          8,469
   1,031,814  Mirant Corp.(1)                                          42,098
     244,000  Reliant Resources Inc.(1)                                 7,320
   1,000,000  Southern Co.                                             23,390
                                                             -------------------
                                                                       81,277
                                                             -------------------

ENERGY RESERVES & PRODUCTION -- 5.8%
     260,000  Anadarko Petroleum Corp.                                 16,801
     400,000  Enron Corp.                                              25,088
   2,444,599  Exxon Mobil Corp.                                       216,591
   1,562,500  Royal Dutch Petroleum Co.
                 New York Shares                                       93,016
                                                             -------------------
                                                                      351,496
                                                             -------------------

ENTERTAINMENT -- 0.6%
   1,134,200  Disney (Walt) Co.                                        34,310
                                                             -------------------

FINANCIAL SERVICES -- 9.1%
     982,800  American Express Co.                                     41,710
     865,000  Countrywide Credit Industries, Inc.                      36,910
   1,052,400  Fannie Mae                                               84,466
   1,333,000  Federal Home Loan
                 Mortgage Corporation                                  87,711
   5,324,400  General Electric Co.                                    258,392
     456,000  Marsh & McLennan Companies, Inc.                         43,977
                                                             -------------------
                                                                      553,166
                                                             -------------------

FOOD & BEVERAGE -- 2.9%
     870,900  Coca-Cola Company (The)                                  40,227
     545,000  Pepsi Bottling Group Inc.                                21,811
   2,084,900  PepsiCo, Inc.                                            91,339
     200,000  Quaker Oats Co. (The)                                    19,400
                                                             -------------------
                                                                      172,777
                                                             -------------------

GAS & WATER UTILITIES -- 0.6%
     495,000  El Paso Corp.                                            34,056
                                                             -------------------

GROCERY STORES -- 1.7%
   2,174,000  Kroger Co. (The)(1)                                      49,111
   1,020,000  Safeway Inc.(1)                                          55,386
                                                             -------------------
                                                                      104,497
                                                             -------------------

HOME PRODUCTS -- 1.0%
     837,800  Colgate-Palmolive Co.                                    46,791
     355,000  Estee Lauder Companies, Inc. Cl A                        14,111
                                                             -------------------
                                                                       60,902
                                                             -------------------


8         1-800-345-2021                      See Notes to Financial Statements


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.4%
   1,096,400  United Technologies Corp.                          $     85,607
                                                             -------------------

INDUSTRIAL SERVICES -- 0.8%
     940,600  Tyco International Ltd.                                  50,200
                                                             -------------------

INFORMATION SERVICES -- 3.1%
     817,200  Automatic Data Processing, Inc.                          44,333
     890,000  Electronic Data Systems Corp.                            57,405
     707,000  First Data Corp.                                         47,680
     448,000  Omnicom Group Inc.                                       39,357
                                                             -------------------
                                                                      188,775
                                                             -------------------

INTERNET -- 2.0%
   2,350,450  AOL Time Warner Inc.(1)                                 118,698
                                                             -------------------

LIFE & HEALTH INSURANCE -- 1.1%
     460,000  American General Corp.                                   20,061
     250,000  CIGNA Corp.                                              26,675
     615,000  MetLife, Inc.                                            17,835
                                                             -------------------
                                                                       64,571
                                                             -------------------

MEDIA -- 2.1%
     615,000  Comcast Corp. Cl A(1)                                    27,008
   1,168,000  Cox Communications, Inc. Cl A(1)                         53,156
     936,077  Viacom, Inc. Cl B(1)                                     48,732
                                                             -------------------
                                                                      128,896
                                                             -------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.6%
   2,755,000  Abbott Laboratories                                     127,776
     254,900  Johnson & Johnson                                        24,593
   2,092,600  Medtronic, Inc.                                          93,330
     595,000  St. Jude Medical, Inc.(1)                                34,064
                                                             -------------------
                                                                      279,763
                                                             -------------------

OIL SERVICES -- 2.3%
     300,000  BJ Services Co.(1)                                       24,675
     695,000  Sante Fe International                                   26,410
     640,300  Schlumberger Ltd.                                        42,453
     456,250  Transocean Sedco Forex, Inc.                             24,765
     380,000  Weatherford International, Inc.(1)                       22,127
                                                             -------------------
                                                                      140,430
                                                             -------------------

PROPERTY & CASUALTY INSURANCE -- 3.3%
   2,250,625  American International Group, Inc.                      184,101
     355,000  St. Paul Companies, Inc.                                 16,011
                                                             -------------------
                                                                      200,112
                                                             -------------------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

PUBLISHING -- 0.4%
     378,900  Gannett Co., Inc.                                  $     24,458
                                                             -------------------

SECURITIES & ASSET MANAGEMENT -- 0.6%
     568,000  Morgan Stanley Dean Witter & Co.                         35,665
                                                             -------------------

SEMICONDUCTOR -- 5.5%
     500,000  Advanced Micro Devices, Inc.(1)                          15,500
     585,000  Applied Materials, Inc.(1)                               31,941
   3,425,400  Intel Corp.                                             105,845
     310,000  KLA-Tencor Corp.(1)                                      17,036
     764,200  Linear Technology Corp.                                  36,716
     630,000  Micron Technology, Inc.(1)                               28,589
     300,000  Novellus Systems, Inc.(1)                                16,538
     385,000  Teradyne, Inc.(1)                                        15,208
   1,692,000  Texas Instruments Inc.                                   65,480
                                                             -------------------
                                                                      332,853
                                                             -------------------

SPECIALTY STORES -- 2.6%
   1,210,000  CVS Corp.                                                71,329
     889,600  Home Depot, Inc.                                         41,900
   1,811,400  Toys 'R' Us, Inc.(1)                                     44,923
                                                             -------------------
                                                                      158,152
                                                             -------------------

TELEPHONE -- 3.6%
   2,100,000  AT&T Corp.                                               46,788
     995,500  BellSouth Corp.                                          41,771
   1,290,901  Qwest Communications
                 International Inc.(1)                                 52,798
   1,786,316  SBC Communications Inc.                                  73,686
                                                             -------------------
                                                                      215,043
                                                             -------------------

THRIFTS -- 0.5%
     200,000  Golden West Financial Corp. (Del.)                       11,740
     315,000  Washington Mutual, Inc.                                  15,728
                                                             -------------------
                                                                       27,468
                                                             -------------------

TOBACCO -- 1.6%
   1,910,500  Philip Morris Companies Inc.                             95,735
                                                             -------------------

WIRELESS TELECOMMUNICATIONS -- 1.4%
     780,000  Nextel Communications, Inc.(1)                           12,671
   1,260,000  Nokia Corp. Cl A ADR                                     43,079
     505,000  QUALCOMM Inc.(1)                                         28,962
                                                             -------------------
                                                                       84,712
                                                             -------------------

TOTAL COMMON STOCKS                                                 5,823,324
                                                             -------------------
  (Cost $4,502,237)


See Notes to Financial Statements                 www.americancentury.com     9



Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

PREFERRED STOCK - 0.2%

ELECTRICAL UTILITIES
     215,200  AES Trust VII                                      $     13,181
                                                             -------------------
   (Cost $10,760)

TEMPORARY CASH INVESTMENTS - 3.5%

    Repurchase Agreement, Bank of America, N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.44%, dated 4/30/01,
       due 5/1/01 (Delivery value $63,108)                             63,100

    Repurchase Agreement, Credit Suisse
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 4.44%,
       dated 4/30/01, due 5/1/01
       (Delivery value $149,018)                                      149,000
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      212,100
                                                             -------------------

   (Cost $212,100)

TOTAL INVESTMENT SECURITIES - 100.0%                               $6,048,605
                                                             ===================
   (Cost $4,725,097)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.


10        1-800-345-2021                       See Notes to Financial Statements


Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                              INVESTOR CLASS                ADVISOR CLASS           INSTITUTIONAL CLASS
                           (INCEPTION 11/10/87)          (INCEPTION 7/11/97)        (INCEPTION 6/16/97)

                         HERITAGE   S&P MIDCAP 400    HERITAGE   S&P MIDCAP 400    HERITAGE   S&P MIDCAP 400

6 MONTHS(1)               -17.95%       -1.40%         -18.10%      -1.40%         -17.85%        -1.40%
1 YEAR                     -7.92%        7.04%          -8.23%       7.04%          -7.78%         7.04%
===============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                    10.24%       12.06%           9.98%      12.06%          10.48%        12.06%
5 YEARS                    13.97%       18.05%             --         --              --            --
10 YEARS                   14.43%       17.30%             --         --              --            --
LIFE OF FUND               15.50%       18.28%(2)       11.60%      16.68%          13.21%        16.96%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 10/31/87, the date nearest the class's inception for which data are available.

(3) Since 6/19/97, the date nearest the class's inception for which data are available.

See pages 40-43 for information about share classes, the S&P MidCap 400 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/01
S&P MidCap 400      $49,309
Heritage            $38,486

$10,000 investment made 4/30/91

[data for mountain chart]

                 Heritage         S&P MidCap 400
Date              Value               Value
4/30/1991        $10,000             $10,000
4/30/1992        $11,536             $12,004
4/30/1993        $13,361             $13,745
4/30/1994        $15,117             $15,093
4/30/1995        $16,009             $16,571
4/30/1996        $20,017             $21,510
4/30/1997        $21,220             $23,689
4/30/1998        $28,726             $35,041
4/30/1999        $26,988             $37,294
4/30/2000        $41,801             $46,066
4/30/2001        $38,486             $49,309

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[data for bar chart]

                Heritage      S&P MidCap 400
Date             Return          Return
4/30/1992        15.36%          20.04%
4/30/1993        15.82%          14.50%
4/30/1994        13.14%           9.81%
4/30/1995         5.90%           9.79%
4/30/1996        25.04%          29.81%
4/30/1997         6.01%          10.13%
4/30/1998        35.37%          47.92%
4/30/1999        -6.05%           6.43%
4/30/2000        54.89%          23.52%
4/30/2001        -7.92%           7.04%


                                                  www.americancentury.com    11


Heritage--Q&A
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]
     An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID HERITAGE PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2001?

     Heritage declined 17.95%* during a period that was especially hard on growth-oriented investors, particularly in the technology sector. The fund's benchmark, the S&P MidCap 400 Index, fell 1.40%, while the S&P 500 Index, representative of the broad market, dropped 12.07%.

PLEASE DESCRIBE THE INVESTMENT APPROACH YOU FOLLOW.

     Since its introduction in 1987, Heritage has been managed using a disciplined equity investment approach developed by American Century's founder, James E. Stowers, Jr. Our process centers on identifying and owning companies whose earnings or revenues are growing at an accelerating rate. Before we invest in a business, we must be confident that it can sustain its growth into the future. To arrive at that conclusion, we carefully evaluate a company from all angles, examining its strategy, management team, risks associated with its business, and competitive advantages.

WILL YOU SHARE YOUR PERSPECTIVE ON THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED IN RECENT MONTHS?

     In our last update to you, we reported a 62.61% return for Heritage for 12 months ending October 31, 2000. That gain was made possible largely by an exceptionally strong advance in technology-oriented companies. By early 2000, technology stocks' valuations--the prices investors were willing to pay for earnings--were high, reflecting investors' beliefs that these firms would continue to generate substantial earnings well into the future.

     As has been well documented, the strong technology rally continued until March 2000, when investors began to question the earnings sustainability of technology-oriented companies. As the economy continued to slow, high-expectation technology stocks were the first to fall.

     With more than one-quarter of its assets in technology businesses at the start of the period, Heritage was clearly affected when investors became increasingly concerned about the economy and corporate earnings and abandoned growth companies in favor of more defensive areas of the market.

WHAT WAS YOUR STRATEGY IN MANAGING THE FUND'S TECHNOLOGY STAKE IN THAT ENVIRONMENT?

     As earnings acceleration in the technology space began to slow, we dramatically reduced our technology weighting. Our most significant shift was in semiconductors--one of the first technology industries to suffer the effects of slowing business conditions.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"OUR PROCESS CENTERS ON IDENTIFYING AND OWNING COMPANIES WHOSE EARNINGS OR REVENUES ARE GROWING AT AN ACCELERATING RATE."

PORTFOLIO AT A GLANCE
                                4/30/01          10/31/00

NO. OF EQUITY SECURITIES          69                75
P/E RATIO                        34.3              41.6
MEDIAN MARKET                    $4.34             $4.40
   CAPITALIZATION               BILLION           BILLION
WEIGHTED AVERAGE                 $5.34             $6.24
   MARKET CAPITALIZATION        BILLION           BILLION
PORTFOLIO TURNOVER               62%(1)            119%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)               1.00%(3)          1.00%

(1)  Six months ended 4/30/01.
(2)  Year ended 10/31/00.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 42-43.


12    1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

We eliminated our positions in this group, which had previously comprised our largest industry weighting in the tech sector. Although we were relatively quick in making our exit, firms in this realm still weighed on performance. Firms that detracted include Cirrus Logic, which makes circuits and chips used in data storage, and TranSwitch Corporation, a manufacturer of digital components used by telecommunications and data communications equipment manufacturers.

     Our transition out of electrical equipment firms also was pronounced. The same forces pressured these companies: an economic slowdown coupled with an inventory buildup that resulted in dramatic slowing of revenue and earnings growth. We were selective in this group, eliminating businesses that were particularly vulnerable to the slowdown in business activity. Examples of stocks we sold include Avocent Corporation, which makes switching systems for computer networks, and Newport Corp., whose components and instruments are used by the communications and aerospace markets.

     However, one area we still find attractive is computer software. We have focused primarily on providers of software that businesses tend to purchase or upgrade even when the economy is slow and budgets are tight. One example is "firewall" security software that protects corporations' computer systems from outside interference.

WHERE DID YOU SEEK REFUGE OUTSIDE OF TECHNOLOGY?

     At the end of the period, financial stocks represented one of the fund's largest areas of concentration. Our holdings were diverse, including banks, various types of insurance firms, and financial services firms. Because we were vigilant about the slowing economy, we emphasized investments in companies that we felt had little exposure to decreasing credit quality. Financial stocks that added to our results included Concord EFS, a processor of debit and credit card payments, and BISYS Group, which provides computer services to financial services companies. Both firms are benefiting from long-term contracts, which help protect earnings.

     Much to Heritage's benefit, health care stocks performed relatively well in 2000, and heading into the period we remained meaningfully represented in the three industries comprising the health care sector--drugs, health care providers, and makers of medical products. Operations of many long-term care facilities had been suffering from inadequate reimbursement under the Balanced Budget Act of 1997. But the Balanced Budget Relief Act of 1999 restored some of what had been taken away, increasing reimbursement levels and bringing stability back to this industry. We found acceleration and built positions in long-term care provider HCR Manor Care, Inc., and Omnicare, Inc., a provider of pharmaceutical products and support services for institutional health care facilities. Both firms emerged as strong performers during the period.

WHICH SECTORS OR INDUSTRIES PROVED TO BE HERITAGE'S GREATEST SOURCE OF PERFORMANCE?

     Our solid commitment to energy produced some of our best contributors. Higher energy prices and limited

[right margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                  AS OF          AS OF
                                 4/30/01       10/31/00

AFFILIATED COMPUTER
     SERVICES INC.                3.4%           0.5%
AMBAC FINANCIAL
     GROUP, INC.                  2.9%           2.7%
SUNGARD DATA
     SYSTEMS, INC.                2.4%           2.1%
ENSCO
     INTERNATIONAL INC.           2.3%           1.5%
BISYS GROUP,
     INC. (THE)                   2.3%           0.8%
HEALTHSOUTH CORP.                 2.3%           1.3%
ALBERTA ENERGY CO.
     LTD. ORD                     2.2%           1.3%
HCR MANOR CARE, INC.              2.0%            --
CONCORD EFS, INC.                 2.0%           2.2%
MBIA INC.                         1.9%           1.7%

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                 AS OF           AS OF
                                4/30/01        10/31/00

FINANCIAL SERVICES               12.5%           6.9%
INFORMATION SERVICES              7.9%           7.5%
DRUGS                             7.7%           5.7%
MEDICAL PROVIDERS
     & SERVICES                   7.5%           3.5%
COMPUTER SOFTWARE                 7.3%          10.7%


                                               www.americancentury.com        13


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

supply have encouraged producers to increase output--buoying the earnings of the firms that serve them. Our top contributor for the period was Helmerich & Payne, Inc., a contract drilling services firm whose stock price has benefited from its recently announced intention to separate its exploration and production interests.

     Our investments in the information services industry also performed well. Our top contributor and largest holding is Affiliated Computer Services, Inc.
(ACS). The company is profitable and continues to win contracts as it demonstrates its ability to efficiently manage accounts payable, loans, and claims processing.

WHAT ARE YOUR PLANS FOR HERITAGE IN THE MONTHS AHEAD?

     Periods of market volatility and slowing growth like the one we've just been through are an expected part of the investment process. During such times, finding companies displaying the accelerating growth we look for can be challenging; yet it is during periods of uncertainty that following a disciplined investment process is most important. With that in mind, we remain committed to our strategy which is designed to lead us to growing businesses that we believe will fare well when investors again reward companies with strong earnings.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

--------------------------------------------------------------------------------
                                                       AS OF APRIL 30, 2001
*  U.S. COMMON STOCKS
      & EQUITY FUTURES                                        87.8%
*  FOREIGN STOCKS                                              4.3%
*  PREFERRED STOCKS                                            1.1%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      93.2%
*  TEMPORARY CASH INVESTMENTS                                  6.8%

[pie chart]

--------------------------------------------------------------------------------
                                                      AS OF OCTOBER 31, 2000

*  U.S. COMMON STOCKS
      & EQUITY FUTURES                                        85.1%
*  FOREIGN STOCKS                                              6.3%
*  PREFERRED STOCKS                                            2.8%
*  CONVERTIBLE BONDS                                           0.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      94.5%
*  TEMPORARY CASH INVESTMENTS                                  5.5%

[pie chart]


14    1-800-345-2021


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 84.3%

APPAREL & TEXTILES -- 1.9%
     994,700  Reebok International Ltd.(1)(2)                   $     25,495
     123,200  Skechers U.S.A. Inc.(1)                                  4,441
                                                             -------------------
                                                                      29,936
                                                             -------------------

BANKS -- 1.8%
     735,100  TCF Financial Corp.                                      27,956
                                                             -------------------

CLOTHING STORES -- 3.2%
     665,100  Abercrombie & Fitch Co. Cl A(1)                          22,148
     675,500  Pacific Sunwear of California(1)                         18,823
     741,500  Venator Group Inc.(1)                                     9,817
                                                             -------------------
                                                                       50,788
                                                             -------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 1.4%
     703,500  Symbol Technologies, Inc.                                22,160
                                                             -------------------

COMPUTER SOFTWARE -- 6.2%
     197,800  Amdocs Ltd.(1)                                           11,650
     453,800  Cadence Design Systems, Inc.(1)                           9,394
     111,800  Check Point Software
                 Technologies Ltd.(1)                                   7,013
     281,800  Citrix Systems, Inc.(1)                                   8,005
     700,000  Henry (Jack) & Associates, Inc.                          19,509
     280,700  Macrovision Corp.(1)                                     16,036
     391,200  Mercury Interactive Corp.(1)                             25,872
                                                             -------------------
                                                                       97,479
                                                             -------------------

DEFENSE/AEROSPACE -- 2.6%
     402,800  Goodrich (B.F.) Company (The)                            15,870
     648,100  Precision Castparts Corp.                                24,213
                                                             -------------------
                                                                       40,083
                                                             -------------------

DRUGS -- 7.7%
     161,200  Allergan, Inc.                                           12,251
     314,500  Cephalon, Inc.(1)                                        20,070
     197,700  Enzon, Inc.(1)                                           11,783
     185,600  Genzyme Corp.(1)                                         20,226
     298,700  IDEC Pharmaceuticals Corp.(1)                            14,698
     386,000  IVAX Corp.(1)                                            15,459
     467,500  Teva Pharmaceutical
                 Industries Ltd. ADR                                   25,457
                                                             -------------------
                                                                      119,944
                                                             -------------------

ELECTRICAL EQUIPMENT -- 2.5%
     340,500  Oni Systems Corp.(1)                                     12,236
   1,098,900  Tektronix, Inc.(1)                                       26,593
                                                             -------------------
                                                                       38,829
                                                             -------------------

ELECTRICAL UTILITIES -- 1.4%
     145,000  Constellation Energy Group                                6,922
     272,500  PP&L Resources, Inc.                                     14,988
                                                             -------------------
                                                                       21,910
                                                             -------------------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 2.9%
     700,500  Alberta Energy Co. Ltd. ORD                        $     34,444
     252,400  EOG Resources Inc.                                       11,709
                                                             -------------------
                                                                       46,153
                                                             -------------------

ENTERTAINMENT -- 1.3%
     916,300  Six Flags Inc.(1)                                        20,104
                                                             -------------------

FINANCIAL SERVICES -- 12.5%
      847,050  Ambac Financial Group, Inc.                              45,580
      748,474  BISYS Group, Inc. (The)(1)                               36,088
      660,900  Concord EFS, Inc.(1)                                     30,762
      639,986  Countrywide Credit Industries, Inc.                      27,308
      630,300  MBIA Inc.                                                30,160
      713,000  MBNA Corp.                                               25,418
                                                              ------------------
                                                                       195,316
                                                              ------------------

INDUSTRIAL PARTS -- 0.7%
     189,100  American Standard
                 Companies Inc.(1)                                     11,393
                                                             -------------------

INDUSTRIAL SERVICES -- 1.1%
     458,900  Hanover Compressor Company(1)                            16,704
                                                             -------------------

INFORMATION SERVICES -- 7.9%
     743,100  Affiliated Computer Services Inc.(1)                     53,503
     156,100  DST Systems, Inc.(1)                                      7,668
     671,800  SunGard Data Systems Inc.(1)                             37,130
     516,200  TMP Worldwide Inc.(1)                                    24,899
                                                             -------------------
                                                                      123,200
                                                             -------------------

INTERNET -- 1.4%
     201,200  Internet Security Systems(1)                             10,037
     326,800  Netegrity Inc.(1)                                        13,056
                                                             -------------------
                                                                       23,093
                                                             -------------------

LEISURE - 1.8%
     605,300  Harley-Davidson, Inc.                                    27,898
                                                             -------------------

MEDIA -- 3.7%
     490,900  Adelphia Communications
                 Corp. Cl A(1)                                         17,847
     307,300  COX Radio Inc.(1)                                         7,928
     298,400  Emmis Communications
                 Corp. Cl A(1)                                          7,618
     253,700  Entercom Communications Corp.(1)                         11,574
     488,200  Westwood One, Inc.(1)                                    12,815
                                                             -------------------
                                                                       57,782
                                                             -------------------

MEDICAL PRODUCTS & SUPPLIES -- 2.6%
     209,000  Becton Dickinson & Co.                                    6,761
     996,700  STERIS Corp.(1)                                          18,120
     304,200  Waters Corp.(1)                                          15,879
                                                             -------------------
                                                                       40,760
                                                             -------------------


See Notes to Financial Statements                 www.americancentury.com    15


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 7.5%
   1,328,300  HCR Manor Care, Inc.(1)                            $     30,817
   1,552,200  Health Management
                 Associates, Inc.(1)                                   27,815
   2,524,700  HealthSouth Corp.(1)                                     35,472
   1,028,000  Omnicare, Inc.                                           22,822
                                                             -------------------
                                                                      116,926
                                                             -------------------

OIL SERVICES -- 6.4%
     935,100  ENSCO International Inc.                                 36,375
     552,700  Helmerich & Payne, Inc.                                  28,315
     190,300  Nabors Industries, Inc.(1)                               11,346
     144,600  Smith International, Inc.(1)                             11,740
     231,121  Transocean Sedco Forex, Inc.                             12,545
                                                             -------------------
                                                                      100,321
                                                             -------------------

PROPERTY & CASUALTY INSURANCE -- 2.9%
     472,600  Fidelity National Financial, Inc.                        11,064
     639,200  Gallagher (Arthur J.) & Co.                              16,121
     406,500  St. Paul Companies, Inc.                                 18,332
                                                             -------------------
                                                                       45,517
                                                             -------------------

RESTAURANTS -- 1.3%
     404,500  Jack in the Box Inc.(1)                                  10,707
     364,200  Wendy's International, Inc.                               9,225
                                                             -------------------
                                                                       19,932
                                                             -------------------

SPECIALTY STORES -- 1.6%
     815,100  Barnes & Noble Inc.(1)                                   25,912
                                                             -------------------

TOTAL COMMON STOCKS                                                 1,320,096
                                                             -------------------
   (Cost $1,146,962)

CONVERTIBLE PREFERRED STOCKS -- 1.1%

COMPUTER SOFTWARE
     352,600  Amdocs Automatic,
                 6.75%, 9/11/02                                        17,366
                                                             -------------------
   (Cost $9,941)

                           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 7.8%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.45%, dated 4/30/01,
       due 5/1/01 (Delivery value $76,109)                       $     76,100

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 4.45%,
       dated 4/30/01, due 5/1/01
       (Delivery value $45,112)                                        45,106
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                                121,206
                                                             -------------------
   (Cost $121,206)

TEMPORARY CASH INVESTMENTS -- 6.8%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 4.45%,
       dated 4/30/01, due 5/1/01
       (Delivery value $30,698)                                        30,694

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations),
       in a joint trading account at 4.47%,
       dated 4/30/01, due 5/1/01
       (Delivery value $76,109)                                        76,100
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      106,794
                                                             -------------------
   (Cost $106,794)


TOTAL INVESTMENT SECURITIES - 100.0%                               $1,565,462
                                                             ===================
   (Cost $1,384,903)

EQUITY FUTURES CONTRACTS*
                                                        ($ in Thousands)
                         Expiration          Underlying Face        Unrealized
    Purchased               Date             Amount at Value           Gain
--------------------------------------------------------------------------------
473  S&P MidCap 400
     Futures               June 2001             $121,206              $3,265
                                          ======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index, such as the S&P
 400, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1)  Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


16        1-800-345-2021                       See Notes to Financial Statements


Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                               INVESTOR CLASS                ADVISOR CLASS               INSTITUTIONAL CLASS
                           (INCEPTION 6/30/71)(1)          (INCEPTION 6/4/97)            (INCEPTION 6/16/97)

                                  RUSSELL                       RUSSELL                         RUSSELL
                                   1000                          1000                            1000
                         GROWTH   GROWTH   S&P 500     GROWTH   GROWTH     S&P 500     GROWTH   GROWTH     S&P 500

6 MONTHS(2)              -21.56%  -26.43%  -12.07%     -21.63%  -26.43%    -12.07%     -21.47%  -26.43%    -12.07%
1 YEAR                   -27.72%  -32.25%  -12.97%     -27.91%  -32.25%    -12.97%     -27.58%  -32.25%    -12.97%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                    5.94%    3.03%    5.30%       5.68%    3.03%      5.30%       6.17%    3.03%      5.30%
5 YEARS                   14.25%   13.66%   15.56%         --       --        --          --        --         --
10 YEARS                  12.54%   14.14%   15.25%         --       --        --          --        --         --
LIFE OF FUND              17.52%   N/A(3)   12.75%      12.81%    9.94%(4)  11.89%(4)    11.82%   9.04%(5)  10.88%(5)

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Benchmark began 1/1/79.

(4) Since 5/31/97, the date nearest the class's inception for which data are available.

(5) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 40-43 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/01
S&P 500                 $41,359
Russell 1000 Growth     $37,530
Growth                  $32,586

$10,000 investment made 4/30/91

[data for mountain chart]

               Growth     Russell 1000 Growth      S&P 500
Date            Value           Value               Value
4/30/1991      $10,000         $10,000             $10,000
4/30/1992      $12,009         $11,514             $11,403
4/30/1993      $11,846         $12,021             $12,457
4/30/1994      $13,509         $12,480             $13,119
4/30/1995      $14,391         $14,928             $15,411
4/30/1996      $16,738         $19,789             $20,067
4/30/1997      $18,964         $24,154             $25,110
4/30/1998      $27,403         $34,321             $35,422
4/30/1999      $34,112         $43,423             $43,152
4/30/2000      $45,082         $55,395             $47,523
4/30/2001      $32,586         $37,530             $41,359

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[data for bar chart]

                 Growth    Russell 1000 Growth
Date             Return          Return
4/30/1992        20.09%          15.14%
4/30/1993        -1.36%           4.40%
4/30/1994        14.04%           3.82%
4/30/1995         6.53%          19.62%
4/30/1996        16.31%          32.56%
4/30/1997        13.30%          22.06%
4/30/1998        44.50%          42.09%
4/30/1999        24.48%          26.52%
4/30/2000        32.16%          27.57%
4/30/2001       -27.72%         -32.25%


                                                  www.americancentury.com    17


Growth--Q&A
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin, Prescott LeGard and Greg Woodhams]

     An interview with C. Kim Goodwin, Prescott LeGard and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM FOR THE SIX MONTHS ENDING APRIL 30, 2001?

     Growth declined 21.56%* in an exceptionally challenging period for growth investors, especially in the large-cap universe. The fund outperformed its benchmark, the Russell 1000 Growth Index, which fell 26.43% over the six months. Growth's results compared favorably with its peers, as the 829 large-cap growth funds tracked by Lipper Inc. fell an average of 23.94%.

     The last six months were marked by a slowing economy, declining corporate profits, and a sudden, steep correction in technology shares--the Nasdaq Composite, where many technology companies are represented, fell 37.10%. Faced with one of the most difficult periods in recent memory, investors turned to value-oriented issues that had been left behind in the market's tech-driven advance over the past several years and to defensive stocks that they appeared to believe could ride out an economic downturn.

HOW DID THE GROWTH TEAM REACT TO THESE CONDITIONS?

     We rigorously followed our long-held investment approach of identifying and owning large companies whose earnings, revenues and other key fundamentals are growing at a successively faster, or accelerating pace. We follow a "bottom-up" process, searching for individual businesses throughout the economy that appear to be showing the growth characteristics we demand.

     We moved aggressively to add value for shareholders in a climate of economic uncertainty and greatly reduced earnings visibility. In our search for acceleration, we shifted the focus of our technology-oriented investments, revised our energy-related positions, and established a significant representation in retailers. Our efforts are reflected in our list of top 10 holdings which includes four new entries since our last report. In each case, we replaced businesses that had made money for our investors, but no longer met our strict growth requirements.

THOUGH TECHNOLOGY ISSUES SLOWED GROWTH'S PERFORMANCE, YOU STILL HAVE A SIGNIFICANT WEIGHTING IN THAT SECTOR. IN LIGHT OF THE CORRECTION, WHAT'S YOUR CURRENT THINKING ON TECHNOLOGY?

     We actually entered the period with a representation in technology that was lighter than that of the Russell 1000 Growth Index because we were already questioning the sustainability of earnings and revenue growth in several industries. We were especially concerned about the continued earnings strength of businesses tied to the expansion of the Internet, and our concerns materialized when firms involved in electrical equipment and data storage hardware were hit hard by an inventory correction. In late 2000, when slowing business conditions and a difficult pricing environment forced telecommunications service providers building out the Internet to slow their capital expenditures, they left suppliers with excess

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE'RE UNWAVERING IN OUR BELIEF THAT OWNING COMPANIES THAT ARE DEMONSTRATING SUSTAINABLE, ACCELERATING GROWTH WILL ENABLE US TO CONTINUE GENERATING SOLID RESULTS OVER TIME."

PORTFOLIO AT A GLANCE
                                 4/30/01          10/31/00

NO. OF EQUITY SECURITIES           84                64
P/E RATIO                         34.1              44.0
MEDIAN MARKET                    $24.5             $58.3
   CAPITALIZATION               BILLION           BILLION
WEIGHTED AVERAGE                 $121              $161
   MARKET CAPITALIZATION        BILLION           BILLION
PORTFOLIO TURNOVER              63%(1)            102%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)             1.00%(3)            1.00%

(1)  Six months ended 4/30/01.
(2)  Year ended 10/31/00.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 42-43.


18    1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

inventory. With investors extraordinarily sensitive to earnings shortfalls, we moved to reduce positions in two long-time contributors to the Growth portfolio, networking equipment maker Cisco Systems and data storage provider EMC.

     At the same time, we shifted the focus of our technology holdings away from the Internet and toward personal computer-related issues, such as hardware providers and makers of semiconductors and the equipment used in their manufacture. Together, those two broad industry groups account for nearly 20% of Growth's assets. Businesses tied to personal computers were among the first victims of the technology correction and thus have had the most time to work through excess inventory. This thinking led us to increase our stake in Intel, the dominant player in the microprocessor industry with a market share of more than 80%. Though Intel is facing increased competition, the company enjoys benefits of scale that have enabled it to generate strong cash flows and solid profit margins.

     Microsoft, our largest holding, also is tied to PC sales. Though the software giant fell hard in the spring of 2000 when it missed its earnings estimate for the first time, its prospects are improving. The adoption rate of Microsoft's Windows 2000 operating software is growing and now resides on 35% of all new personal computers. Microsoft also has a number of products in development, including Office XP and Windows XP.

YOU MADE A SIGNIFICANT MOVE INTO RETAILERS DURING THE PERIOD. WHAT ATTRACTED YOU TO THESE STOCKS?

     We established positions when our investment process identified retailers that were generating earnings growth despite a slowdown in consumer spending. In retail, inventory is one of the main drivers of gross profits, and we focus on businesses that manage their inventories effectively while taking market share. Though most merchants faced a headwind in 2000 as the economy slowed, some companies recognized what was occurring and adjusted their purchasing plans accordingly. As a result, they were able to weather slow Christmas sales and end the year with little excess inventory. An example is Wal-Mart, which joined our list of ten largest holdings over the period. Wal-Mart leverages its buying power and outstanding inventory systems to generate solid results from its department stores, Sam's Clubs and "supercenters," which sell groceries in addition to clothing and household merchandise.

GROWTH'S ENERGY STAKE PROVIDES ANOTHER EXAMPLE OF HOW THE TEAM'S INVESTMENT PROCESS LED TO A SIGNIFICANT SHIFT IN THE PORTFOLIO. PLEASE COMMENT ON YOUR APPROACH IN THIS AREA.

     We revamped our energy lineup to reflect changing dynamics in the petroleum industry. Leading up to this period, we made money for our investors in firms involved in oil field services -- companies that provide equipment and services for petroleum exploration. In November, our investment process led us to oil refiners whose earnings could accelerate due to a more favorable supply/demand balance for refined products. Tosco Corp., the largest independent refiner and marketer of petroleum products, is one of the companies benefiting from this situation. Its shares got a boost in February when the company announced that it was being acquired by Phillips Petroleum.

[right margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                              4/30/01           10/31/00

MICROSOFT CORP.                6.0%               2.7%
PFIZER, INC.                   5.4%               4.8%
WAL-MART STORES, INC.          3.4%               0.6%
INTEL CORP.                    3.3%               1.8%
HOME DEPOT, INC.               3.2%                --
PEPSICO, INC.                  3.1%               2.6%
GENERAL ELECTRIC CO.           2.5%               5.3%
AMERICAN
     INTERNATIONAL
     GROUP, INC.               2.3%               2.9%
ABBOTT LABORATORIES            2.2%               1.4%
CITIGROUP INC.                 2.1%               2.4%

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                              4/30/01           10/31/00

DRUGS                          15.7%              12.6%
SEMICONDUCTOR                  13.1%               3.8%
COMPUTER SOFTWARE               8.9%               7.5%
COMPUTER HARDWARE &
     BUSINESS MACHINES          6.5%              11.7%
FOOD & BEVERAGE                 6.3%               5.0%


                                               www.americancentury.com        19


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU'VE MAINTAINED SOME OF GROWTH'S LARGEST HOLDINGS EVEN THOUGH THEIR PRICES DECLINED OVER THE PERIOD. WHY DO YOU STILL OWN THESE STOCKS?

     Fear gripped the market over the last six months, and when that happens many investors become indiscriminate sellers, punishing good companies along with the bad ones. An example in our portfolio is American International Group
(AIG), a high-confidence holding with strong fundamentals. This giant of the insurance business provided solid results through the end of last year when investors were focused on high-quality defensive issues. However, the company's stock price fell in January when investors suddenly became valuation-conscious. A long-time, profitable holding, AIG is diversified geographically, with a third of its revenues coming from overseas--and operationally, with a product line that runs from property and casualty insurance to asset management.

INVESTORS IN GROWTH HAVE BEEN THROUGH A TOUGH PERIOD. WHAT ARE YOUR THOUGHTS AS YOU MOVE INTO THE LAST HALF OF 2001?

     First of all, no one likes to see their fund go down, and we share our investors' frustration. Unfortunately, market pauses and corrections, even the less-frequent steep ones, are part of the investment process.

     Our founder, James Stowers, Jr., uses the phrase, "there's no bad time to own a good company." It is during times of economic uncertainty and market stress that a disciplined equity investment approach is most important and most necessary. The disciplined process we described earlier has guided Growth through every kind of market season for 30 years, directing us to strong, growing firms, when they've been plentiful and when they've been scarce. As a result, we've been able to provide enviable long-term results. We're unwavering in our belief that owning companies that are demonstrating sustainable, accelerating growth will enable us to continue generating solid results over time. This guiding principle is behind every investment decision we make toward helping our shareholders achieve their financial goals.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
--------------------------------------------------------------------------------
                                                       AS OF APRIL 30, 2001

*  U.S. STOCKS & EQUITY FUTURES                               88.6%
*  FOREIGN STOCKS                                              9.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      97.9%
*  TEMPORARY CASH INVESTMENTS                                  2.1%

[pie chart]

--------------------------------------------------------------------------------
                                                      AS OF OCTOBER 31, 2000

*  U.S. STOCKS & EQUITY FUTURES                               86.1%
*  FOREIGN STOCKS                                              7.9%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                      94.0%
*  TEMPORARY CASH INVESTMENTS                                  6.0%

[pie chart]


20    1-800-345-2021


Growth--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 91.3%

ALCOHOL -- 0.8%
   1,536,000  Anheuser-Busch Companies, Inc.                     $     61,425
                                                             -------------------

BANKS -- 3.8%
   3,159,366  Citigroup Inc.                                          155,282
     750,200  Fifth Third Bancorp                                      40,327
     335,700  Northern Trust Corp.                                     21,836
     301,600  State Street Corp.                                       31,300
     538,000  Wells Fargo & Co.                                        25,270
                                                             -------------------
                                                                      274,015
                                                             -------------------

CHEMICALS -- 0.2%
     149,300  Minnesota Mining
                 & Manufacturing Co.                                   17,768
                                                             -------------------

CLOTHING STORES -- 0.7%
   1,932,200  Gap, Inc. (The)                                          53,541
                                                             -------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 6.5%
   1,679,800  Apple Computer, Inc.(1)                                  42,868
   2,239,100  Avaya Inc.(1)                                            33,116
   3,282,500  Dell Computer Corp.(1)                                   86,116
   1,203,300  EMC Corp. (Mass.)                                        47,651
   1,275,100  International Business
                 Machines Corp.                                       146,816
   1,491,600  Lexmark International
                 Group, Inc. Cl A(1)                                   91,629
   1,556,200  Sun Microsystems, Inc.(1)                                26,650
                                                             -------------------
                                                                      474,846
                                                             -------------------

COMPUTER SOFTWARE -- 8.9%
      25,710  Acclaim Entertainment -- Warrants(1)                         --
     597,800  BEA Systems, Inc.(1)                                     24,423
   1,704,200  BMC Software Inc.(1)                                     41,225
   1,037,600  Cadence Design Systems, Inc.(1)                          21,478
   3,561,000  Compuware Corp.(1)                                       36,589
   6,474,500  Microsoft Corp.(1)                                      438,616
   1,214,100  Oracle Corp.(1)                                          19,614
   1,157,700  Synopsys, Inc.(1)                                        66,492
                                                             -------------------
                                                                      648,437
                                                             -------------------

DEPARTMENT STORES -- 5.0%
   2,910,700  Target Corp.                                            111,916
   4,841,800  Wal-Mart Stores, Inc.                                   250,515
                                                             -------------------
                                                                      362,431
                                                             -------------------

DRUGS -- 15.7%
   2,157,500  American Home Products Corp.                            124,596
   1,901,400  Amgen Inc.(1)                                           116,242
     815,600  Aventis SA ORD                                           63,174
     678,800  Genzyme Corp.(1)                                         73,972
   1,020,000  Lilly (Eli) & Co.                                        86,700

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

      98,790  Novartis AG ORD                                     $   153,482
   9,038,550  Pfizer, Inc.                                            391,370
   2,707,500  Pharmacia Corp.                                         141,494
                                                             -------------------
                                                                    1,151,030
                                                             -------------------

ELECTRICAL EQUIPMENT -- 2.4%
   3,952,700  Cisco Systems Inc.(1)                                    67,137
   1,905,100  Jabil Circuit, Inc.(1)                                   55,324
   1,484,300  MRV Communications Inc.(1)                               11,244
     513,600  Oni Systems Corp.(1)                                     18,456
     718,000  Sanmina Corp.(1)                                         20,933
                                                             -------------------
                                                                      173,094
                                                             -------------------

ELECTRICAL UTILITIES -- 1.0%
     717,300  American Electric Power                                  35,392
     821,200  Duke Energy Corp.                                        38,399
                                                             -------------------
                                                                       73,791
                                                             -------------------

FINANCIAL SERVICES -- 4.0%
     497,500  Fannie Mae                                               39,929
     532,500  Federal Home Loan
                 Mortgage Corporation                                  35,039
   3,793,600  General Electric Co.                                    184,103
     444,500  USA Education Inc.                                       31,604
                                                             -------------------
                                                                      290,675
                                                             -------------------

FOOD & BEVERAGE -- 6.3%
   1,648,700  Heineken NV ORD                                          85,501
      49,792  Nestle S.A. ORD                                         103,067
   5,176,300  PepsiCo, Inc.                                           226,775
     899,200  Wrigley (Wm.) Jr. Company                                43,440
                                                             -------------------
                                                                      458,783
                                                             -------------------

GROCERY STORES -- 0.3%
     356,000  Safeway Inc.(1)                                          19,331
                                                             -------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.4%
     273,800  Cummins Inc.                                             11,335
     237,300  Eaton Corp.                                              17,468
                                                             -------------------
                                                                       28,803
                                                             -------------------

INFORMATION SERVICES -- 0.1%
     704,100  StorageNetworks, Inc.(1)                                  7,326
                                                             -------------------

INVESTMENT TRUSTS -- 1.9%
   3,081,700  Nasdaq 100-Index Tracking Stock(1)                      142,220
                                                             -------------------

LIFE & HEALTH INSURANCE -- 1.1%
   1,262,700  Aflac Inc.                                               40,154
     963,800  American General Corp.                                   42,031
                                                             -------------------
                                                                       82,185
                                                             -------------------

MEDIA -- 1.3%
   2,282,300  Charter Communications, Inc.(1)                          48,864
     827,582  Viacom, Inc. Cl B(1)                                     43,084
                                                             -------------------
                                                                       91,948
                                                             -------------------


See Notes to Financial Statements                 www.americancentury.com    21


Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 3.9%
   3,397,300  Abbott Laboratories(2)                              $   157,567
   2,430,700  Medtronic, Inc.                                         108,409
     318,500  St. Jude Medical, Inc.(1)                                18,234
                                                             -------------------
                                                                      284,210
                                                             -------------------

MINING & METALS -- 0.8%
     810,500  Alcan Inc.                                               36,067
     534,000  Alcoa Inc.                                               22,108
                                                             -------------------
                                                                       58,175
                                                             -------------------

MOTOR VEHICLES & PARTS -- 0.2%
     327,800  PACCAR Inc.                                              15,906
                                                             -------------------

OIL REFINING -- 2.1%
   1,117,500  Tosco Corp.                                              51,461
     521,700  Ultramar Diamond Shamrock Corp.                          23,534
   1,494,400  USX-Marathon Group                                       47,761
     680,300  Valero Energy Corp.                                      32,763
                                                             -------------------
                                                                      155,519
                                                             -------------------

PROPERTY & CASUALTY INSURANCE -- 2.3%
   2,052,737  American International Group, Inc.                      167,914
                                                             -------------------

SEMICONDUCTOR -- 13.1%
   1,975,200  Applied Materials, Inc.(1)                              107,846
     611,500  Applied Micro Circuits Corp.(1)                          15,914
   1,207,400  Conexant Systems, Inc.(1)                                12,986
   7,916,400  Intel Corp.                                             244,617
   2,131,000  Lam Research Corp.(1)                                    63,056
   1,714,000  Linear Technology Corp.                                  82,349
   1,068,700  Luminent Inc.(1)                                          4,553
   1,292,700  Maxim Integrated Products, Inc.(1)                       65,740
   2,492,600  Micron Technology, Inc.(1)                              113,114
     868,200  Novellus Systems, Inc.(1)                                47,860
   1,609,600  Teradyne, Inc.(1)                                        63,579
   3,600,500  Texas Instruments Inc.                                  139,339
                                                             -------------------
                                                                      960,953
                                                             -------------------

SPECIALTY STORES -- 3.2%
   4,945,600  Home Depot, Inc.                                        232,938
                                                             -------------------

THRIFTS -- 1.2%
   1,714,200  Washington Mutual, Inc.                                  85,590
                                                             -------------------

WIRELESS TELECOMMUNICATIONS -- 4.1%
   2,457,300  Nokia Corp. Cl A ADR                                     84,015
       7,351  NTT DoCoMo, Inc. ORD                                    151,046
   1,065,000  QUALCOMM Inc.(1)                                         61,078
                                                             -------------------
                                                                      296,139
                                                             -------------------

TOTAL COMMON STOCKS & WARRANTS                                      6,668,993
                                                             -------------------
   (Cost $5,930,483)

                           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 6.6%

    Repurchase Agreement, Goldman Sachs
       & Co., Inc., (U.S. Treasury obligations),
       in a joint trading account at 4.44%,
       dated 4/30/01, due 5/1/01
       (Delivery value $358,644)                                  $   358,600

    Repurchase Agreement, Deutsche Bank, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.44%, dated 4/30/01,
       due 5/1/01 (Delivery value $123,471)                           123,456
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                                482,056
                                                             -------------------
   (Cost $482,056)

TEMPORARY CASH INVESTMENTS -- 2.1%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.44%, dated 4/30/01,
       due 5/1/01 (Delivery value $63,308)                             63,300

    Repurchase Agreement, Deutsche Bank, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.44%, dated 4/30/01,
       due 5/1/01 (Delivery value $87,755)                             87,744
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      151,044
                                                             -------------------

   (Cost $151,044)

TOTAL INVESTMENT SECURITIES - 100.0%                               $7,302,093
                                                             ===================
   (Cost $6,563,583)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                   ($ in Thousands)
      Contracts           Settlement                              Unrealized
       to Sell               Date              Value                  Gain
--------------------------------------------------------------------------------
    216,313,295  CHF       5/31/01           $124,792                $2,227
    120,531,086  EURO      5/31/01            106,906                 1,424
  9,262,260,008  JPY       5/31/01             75,217                   748
                                         ---------------------------------------
                                             $306,915                $4,399
                                         =======================================

(Value on Settlement Date $311,314)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.


22        1-800-345-2021                       See Notes to Financial Statements


Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

EQUITY FUTURES CONTRACTS*

                                ($ in Thousands)
                        Expiration          Underlying Face       Unrealized
Purchased                  Date             Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
  770  Nasdaq 100
       Futures           June 2001             $143,374            $ 21,058
  380  Russell 2000
       Futures           June 2001               92,435                (577)
  430  S&P MidCap 400
       Futures           June 2001              110,188                (181)
  434  S&P 500
       Futures           June 2001              136,059               9,277
                                         ---------------------------------------
                                               $482,056            $ 29,577
                                         =======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index, such as the S&P
 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
JPY = Japanese Yen
ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


See Notes to Financial Statements                 www.americancentury.com    23


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period.
Subtracting the liabilities from the assets results in the fund's NET ASSETS.
For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance
(investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

                                                             SELECT              HERITAGE              GROWTH
ASSETS                                                            (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $4,725,097,
  $1,384,903, and $6,563,583,
  respectively) (Note 3) ..............................     $6,048,605           $1,565,462           $7,302,093
Cash ..................................................             --                2,975                4,331
Receivable for investments sold .......................        113,190               26,664              192,669
Receivable for forward foreign currency contracts .....             --                   --                4,399
Receivable for capital shares sold ....................             25                1,057                  285
Receivable for variation margin on futures contracts ..             --                  615                2,894
Dividends and interest receivable .....................          3,407                  189                2,572
                                                       ----------------    -----------------    -----------------
                                                             6,165,227            1,596,962            7,509,243
                                                       ----------------    -----------------    -----------------

LIABILITIES
Disbursements in excess of demand deposit cash ........          4,143                   --                   --
Payable for investments purchased .....................        127,659               54,155              286,822
Accrued management fees (Note 2) ......................          4,682                1,193                5,559
Distribution fees payable (Note 2) ....................              4                    1                    5
Service fees payable (Note 2) .........................              4                    1                    5
Payable for directors' fees and expenses ..............              4                    1                    5
Accrued expenses and other liabilities ................             --                   --                    1
                                                       ----------------    -----------------    -----------------
                                                               136,496               55,351              292,397
                                                       ----------------    -----------------    -----------------
NET ASSETS ............................................     $6,028,731           $1,541,611           $7,216,846
                                                       ================    =================    =================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...............     $4,995,126           $1,404,549           $7,135,920
Undistributed net investment income ...................          3,267                1,055                6,922
Accumulated net realized loss on investment and
  foreign currency transactions .......................       (293,170)             (47,809)            (698,476)
Net unrealized appreciation on investments
  and translation of assets
  and liabilities in foreign currencies (Note 3) ......      1,323,508              183,816              772,480
                                                       ----------------    -----------------    -----------------
                                                            $6,028,731           $1,541,611           $7,216,846
                                                       ================    =================    =================

INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
Net assets ............................................ $5,789,903,128       $1,529,015,483       $7,109,324,069
Shares outstanding ....................................    140,059,619          123,154,458          334,419,927
Net asset value per share .............................         $41.34               $12.42               $21.26

ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
Net assets ............................................    $21,466,209           $2,780,352          $29,007,820
Shares outstanding ....................................        521,931              224,341            1,365,979
Net asset value per share .............................         $41.13               $12.39               $21.24

INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
Net assets ............................................   $217,361,722           $9,815,476          $78,514,167
Shares outstanding ....................................      5,235,563              789,280            3,690,321
Net asset value per share .............................         $41.52               $12.44               $21.28


24        1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                             SELECT              HERITAGE                GROWTH
INVESTMENT INCOME                                                              (In Thousands)

INCOME:
Dividends (net of foreign taxes withheld of
  $59, $19, and $592, respectively) ...................   $      28,085          $     3,181          $      24,244
Interest ..............................................           6,941                6,327                 17,369
                                                        ------------------    ------------------    ------------------
                                                                 35,026                9,508                 41,613
                                                        ------------------    ------------------    ------------------
EXPENSES (Note 2):
Management fees .......................................          31,681                8,440                 39,444
Distribution fees -- Advisor Class ....................              26                    3                     30
Service fees -- Advisor Class .........................              26                    3                     30
Directors' fees and expenses ..........................              26                    7                     32
                                                        ------------------    ------------------    ------------------
                                                                 31,759                8,453                 39,536
                                                        ------------------    ------------------    ------------------

NET INVESTMENT INCOME .................................           3,267                1,055                  2,077
                                                        ------------------    ------------------    ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investment transactions ...............................        (268,910)             (47,763)              (637,002)
Foreign currency transactions .........................              --                   13                 (6,841)
                                                        ------------------    ------------------    ------------------
                                                               (268,910)             (47,750)              (643,843)
                                                        ------------------    ------------------    ------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ...........................................        (901,802)            (308,758)            (1,441,560)
Translation of assets and liabilities
in foreign currencies .................................              --                    3                  6,580
                                                        ------------------    ------------------    ------------------
                                                               (901,802)            (308,755)            (1,434,980)
                                                        ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCY ...................      (1,170,712)            (356,505)            (2,078,823)
                                                        ------------------    ------------------    ------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..     $(1,167,445)           $(355,450)           $(2,076,746)
                                                        ==================    ==================    ==================


See Notes to Financial Statements              www.americancentury.com        25


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets

                                            SELECT                    HERITAGE                     GROWTH
                                       2001         2000         2001         2000          2001            2000
OPERATIONS                                                          (In Thousands)

Net investment income (loss) .....$    3,267    $   (8,462)   $    1,055    $   (2,829)   $    2,077    $  (30,643)

Net realized gain (loss)
  on investments
  and foreign currency
  transactions ...................  (268,910)      400,838       (47,750)      378,972      (643,843)    1,120,466

Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilities in
  foreign currencies .............  (901,802)      170,802      (308,755)      272,192    (1,434,980)     (172,329)
                                  -----------   -----------   -----------   -----------   -----------   -----------

Net increase (decrease)
  in net assets
  resulting from operations ......(1,167,445)      563,178      (355,450)      648,335    (2,076,746)      917,494
                                  -----------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class .................        --            --            --          (590)           --  --
  Advisor Class ..................        --            --            --            --            --            --
  Institutional Class ............        --            --            --            --            --            --

In excess of net
  investment income:
  Investor Class .................        --            --            --        (2,849)           --            --
  Advisor Class ..................        --            --            --            --            --            --

  Institutional Class ............        --            --            --            (1)           --            --
From net realized gains
  on investment transactions:
  Investor Class .................  (377,600)     (681,129)     (373,647)     (114,651)   (1,095,499)   (1,095,493)
  Advisor Class ..................    (1,214)         (867)         (426)         (122)       (2,949)       (1,720)
  Institutional Class ............   (13,880)      (12,251)       (1,803)          (10)      (11,453)         (297)
                                  -----------   -----------   -----------   -----------   -----------   -----------
Decrease in net assets
  from distributions .............  (392,694)     (694,247)     (375,876)     (118,223)   (1,109,901)   (1,097,510)
                                  -----------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net
  assets from capital
  share transactions .............   221,188       162,059       287,045       454,665       723,208     1,513,459
                                  -----------   -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS ..................(1,338,951)       30,990      (444,281)      984,777    (2,463,439)    1,333,443

NET ASSETS

Beginning of period .............. 7,367,682     7,336,692     1,985,892     1,001,115     9,680,285     8,346,842
                                  -----------   -----------   -----------   -----------   -----------   -----------
End of period ....................$6,028,731    $7,367,682    $1,541,611    $1,985,892    $7,216,846    $9,680,285
                                  ===========   ===========   ===========   ===========   ===========   ===========

Undistributed net
investment income ................    $3,267            --        $1,055            --        $6,922        $4,845
                                  ===========   ===========   ===========   ===========   ===========   ===========


26        1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Select Fund (Select), Heritage Fund (Heritage), and Growth Fund (Growth) (the funds) are three of the funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Growth and Heritage are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class, and the C Class. Select is authorized to issue Investor Class, Advisor Class, and Institutional Class shares. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The C Class was not available for sale at April 30, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.


                                                  www.americancentury.com    27


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class and Institutional Class is 1.00%, 0.75%, and 0.80%, respectively, for each of the funds.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan for the Advisor Class and a Master Distribution and Individual Shareholder Services Plan for the C Class (collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares Fees incurred under the plan during the six months ended April 30, 2001 were approximately $52,000, $6,000, and $60,000 for Select, Heritage, and Growth, respectively. No fees were incurred for the C Class because the C Class was not available for sale.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended April 30, 2001, were as follows:

                              SELECT            HERITAGE           GROWTH
                                             (In Thousands)

Purchases .................. $2,370,198          $927,354         $4,714,728

                                             (In Thousands)
Proceeds from sales ........ $2,325,882        $1,105,529         $5,068,797

  On April 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                              SELECT            HERITAGE           GROWTH
                                             (In Thousands)

Appreciation ............... $1,427,995        $  220,810         $1,039,003
Depreciation ...............  (122,282)           (41,340)          (374,456)
                           -------------      -------------      -------------
Net ........................ $1,305,713        $  179,470         $  664,547
                           =============      =============      =============
Federal Tax Cost ........... $4,742,892        $1,385,992         $6,637,546
                           =============      =============      =============


28        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                           SELECT                       HERITAGE                    GROWTH
                                    SHARES        AMOUNT          SHARES       AMOUNT         SHARES       AMOUNT
INVESTOR CLASS                                                      (In Thousands)

SHARES AUTHORIZED ...............    360,000                      354,000                      710,000
                                 ============                 ============                 ============
SIX MONTHS ENDED APRIL 30, 2001
Sold ............................      4,229      $185,305         23,944     $ 337,306         19,467    $  455,329
Issued in reinvestment
  of distributions ..............      8,013       361,966         26,373       366,857         43,025     1,046,361
Redeemed ........................     (7,945)     (343,621)       (30,599)     (423,721)       (35,491)     (803,597)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase ....................      4,297      $203,650         19,718     $ 280,442         27,001    $  698,093
                                 ============  ============   ============  ============   ============  ============

YEAR ENDED OCTOBER 31, 2000
Sold ............................     20,269    $1,073,533         59,899    $1,032,958         96,164    $3,174,940
Issued in reinvestment
  of distributions ..............     12,782       655,426          8,241       116,117         34,139     1,060,359
Redeemed ........................    (32,635)   (1,732,796)       (41,522)     (701,575)       (86,611)   (2,833,102)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase (decrease) .........        416    $   (3,837)        26,618    $  447,500         43,692    $1,402,197
                                 ============  ============   ============  ============   ============  ============

ADVISOR CLASS                                                       (In Thousands)

SHARES AUTHORIZED ...............    100,000                      105,000                      210,000
                                 ============                 ============                 ============
SIX MONTHS ENDED APRIL 30, 2001
Sold ............................        115        $4,921             99        $1,306            666       $14,738
Issued in reinvestment
  of distributions ..............         26         1,186             31           426            101         2,459
Redeemed ........................        (47)       (2,006)           (18)         (230)          (199)       (4,491)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase ....................         94        $4,101            112        $1,502            568       $12,706
                                 ============  ============   ============  ============   ============  ============

YEAR ENDED OCTOBER 31, 2000
Sold ............................       543        $29,065             51          $899            627       $20,908
Issued in reinvestment
  of distributions ..............        17            844              9           120             54         1,687
Redeemed ........................      (289)       (15,282)           (29)         (521)          (288)       (9,329)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase ....................       271        $14,627             31          $498            393       $13,266
                                 ============  ============   ============  ============   ============  ============

INSTITUTIONAL CLASS                                                 (In Thousands)

SHARES AUTHORIZED ...............     40,000                       41,000                       80,000
                                 ============                 ============                 ============
SIX MONTHS ENDED APRIL 30, 2001
Sold ............................        532       $23,318            362        $5,035            519       $11,224
Issued in reinvestment
  of distributions ..............        306        13,880            129         1,803            471        11,452
Redeemed ........................       (550)      (23,761)          (136)       (1,737)          (454)      (10,267)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase ....................        288       $13,437            355        $5,101            536       $12,409
                                 ============  ============   ============  ============   ============  ============

YEAR ENDED OCTOBER 31, 2000
Sold ............................      3,636      $194,046            789       $12,901          3,335      $105,632
Issued in reinvestment
  of distributions ..............        239        12,248              1            11             10           297
Redeemed ........................     (1,029)      (55,025)          (363)       (6,245)          (237)       (7,933)
                                 ------------  ------------   ------------  ------------   ------------  ------------
Net increase ....................      2,846      $151,269            427       $ 6,667          3,108      $ 97,996
                                 ============  ============   ============  ============   ============  ============

C CLASS                                                             (In Thousands)

SIX MONTHS ENDED APRIL 30, 2001
SHARES AUTHORIZED ...............         --                      100,000                      100,000
                                 ============                 ============                 ============


                                               www.americancentury.com        29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2001.


30    1-800-345-2021


Select--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                     Investor Class
                                           2001(1)      2000        1999        1998        1997       1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ....  $52.20      $53.32      $49.54      $48.18      $41.52      $39.52
                                         ---------   ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(2) .......   0.02       (0.06)       0.01        0.12        0.15        0.20

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....  (8.09)       4.04       13.73        9.37       10.51        6.73
                                         ---------   ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ......  (8.07)       3.98       13.74        9.49       10.66        6.93
                                         ---------   ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ............     --          --       (0.17)      (0.20)      (0.32)      (0.27)

  From Net Realized Gains
  on Investment Transactions ............  (2.79)      (5.10)      (9.79)      (7.93)      (3.68)      (4.66)
                                         ---------   ---------   ---------   ---------   ---------   ---------

  Total Distributions ...................  (2.79)      (5.10)      (9.96)      (8.13)      (4.00)      (4.93)
                                         ---------   ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ..........  $41.34      $52.20      $53.32      $49.54      $48.18      $41.52
                                         =========   =========   =========   =========   =========   =========

  TOTAL RETURN(3) ....................... (15.91)%      7.64%      31.22%      22.96%      27.89%     19.76%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................... 1.00%(4)      1.00%       1.00%       1.00%       1.00%      1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ............ 0.10%(4)     (0.11)%      0.03%       0.25%       0.33%      0.50%

Portfolio Turnover Rate .................    37%         67%        130%        165%         94%       105%

Net Assets, End of Period (in millions)..  $5,790      $7,086      $7,216      $5,591      $4,769     $4,039

(1)  Six months ended April 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com        31


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                              Advisor Class
                                                          2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................  $52.01      $53.19      $49.44      $48.16      $49.43
                                                        ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Loss(3) ...............................  (0.04)      (0.21)      (0.13)         --       (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...........................  (8.05)       4.13       13.71        9.37       (1.25)
                                                        ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations .....................  (8.09)       3.92       13.58        9.37       (1.27)
                                                        ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ...........................     --          --       (0.04)      (0.16)         --

  From Net Realized Gains on Investment Transactions ...  (2.79)      (5.10)      (9.79)      (7.93)         --
                                                        ---------   ---------   ---------   ---------   ---------

  Total Distributions ..................................  (2.79)      (5.10)      (9.83)      (8.09)         --
                                                        ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period .........................  $41.13      $52.01      $53.19      $49.44      $48.16
                                                        =========   =========   =========   =========   =========

  TOTAL RETURN(4) ...................................... (16.01)%      7.54%      30.87%      22.67%      (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...... 1.25%(5)      1.25%       1.25%       1.25%     1.25%(5)

Ratio of Net Investment Loss to Average Net Assets .....(0.15)%(5)    (0.36)%     (0.22)%       --      (0.17)%(5)

Portfolio Turnover Rate ................................    37%         67%        130%        165%       94%(6)

Net Assets, End of Period (in thousands) ............... $21,466     $22,239      $8,369      $1,617      $1,289

(1)  Six months ended April 30, 2001 (unaudited).

(2)  August 8, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


32        1-800-345-2021                       See Notes to Financial Statements


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                            Institutional Class
                                                          2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................  $52.36      $53.41      $49.63      $48.24      $40.56
                                                        ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income(3) .............................   0.06        0.04        0.02        0.22        0.13

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...........................  (8.11)       4.01       13.83        9.37        7.55
                                                        ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations .....................  (8.05)       4.05       13.85        9.59        7.68
                                                        ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ...........................    --          --       (0.28)      (0.27)         --

  From Net Realized Gains on Investment Transactions ...  (2.79)      (5.10)      (9.79)      (7.93)        --
                                                        ---------   ---------   ---------   ---------   ---------

  Total Distributions ..................................  (2.79)      (5.10)      (10.07)     (8.20)        --
                                                        ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period .........................  $41.52      $52.36      $53.41      $49.63      $48.24
                                                        =========   =========   =========   =========   =========

  TOTAL RETURN(4) ...................................... (15.82)%      7.77%      31.47%      23.22%      18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...... 0.80%(5)      0.80%       0.80%       0.80%     0.80%(5)

Ratio of Net Investment Income to Average Net Assets ... 0.30%(5)      0.09%       0.23%       0.45%     0.45%(5)

Portfolio Turnover Rate ................................    37%         67%        130%        165%       94%(6)

Net Assets, End of Period (in thousands) ............... $217,362    $259,092    $112,293      $173       $11,486

(1)  Six months ended April 30, 2001 (unaudited).

(2)  March 13, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements              www.americancentury.com        33


Heritage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                        Investor Class
                                               2001(1)      2000       1999        1998        1997        1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ........  $19.10      $13.02      $9.98       $14.86      $12.24      $11.75
                                             ---------   ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(2) ...........   0.01       (0.03)       0.02        0.03        0.01         --

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................  (3.05)       7.63        3.04       (2.14)       3.41        1.15
                                             ---------   ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ..........  (3.04)       7.60        3.06       (2.11)       3.42        1.15
                                             ---------   ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ................    --        (0.01)      (0.02)      (0.07)      (0.09)      (0.05)

  In Excess of Net Investment Income ........    --        (0.03)        --          --          --          --

  From Net Realized Gains
  on Investment Transactions ................  (3.64)      (1.48)        --        (2.70)      (0.71)      (0.61)
                                             ---------   ---------   ---------   ---------   ---------   ---------

  Total Distributions .......................  (3.64)      (1.52)      (0.02)      (2.77)      (0.80)      (0.66)
                                             ---------   ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ..............  $12.42      $19.10      $13.02      $9.98       $14.86      $12.24
                                             =========   =========   =========   =========   =========   =========

  TOTAL RETURN(3) ........................... (17.95)%     62.61%      30.71%     (15.87)%     29.56%      10.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................... 1.00%(4)      1.00%       1.00%       1.00%       1.00%       0.99%

Ratio of Net Investment Income (Loss)
to Average Net Assets ....................... 0.12%(4)     (0.17)%      0.19%       0.29%       0.05%        --

Portfolio Turnover Rate .....................    62%        119%        134%        148%         69%        122%

Net Assets, End of Period (in millions) .....  $1,529      $1,975      $1,000       $978       $1,321      $1,083

(1)  Six months ended April 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


34        1-800-345-2021                       See Notes to Financial Statements


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                   Advisor Class
                                                               2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $19.05      $12.98      $9.96       $14.85      $14.23
                                                             ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...........................  (0.01)      (0.07)      (0.01)       0.02       (0.01)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................................  (3.05)       7.62        3.03       (2.14)       0.63
                                                             ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ..........................  (3.06)       7.55        3.02       (2.12)       0.62
                                                             ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ................................    --         --(4)       --(4)      (0.07)        --

  In Excess of Net Investment Income ........................    --         --(4)        --          --          --

  From Net Realized Gains on Investment Transactions ........  (3.60)      (1.48)        --        (2.70)        --
                                                             ---------   ---------   ---------   ---------   ---------

  Total Distributions .......................................  (3.60)      (1.48)        --        (2.77)        --
                                                             ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ..............................  $12.39      $19.05      $12.98      $9.96       $14.85
                                                             =========   =========   =========   =========   =========

  TOTAL RETURN(5) ........................................... (18.10)%     62.26%      30.37%     (16.03)%      4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 1.25%(6)      1.25%       1.25%       1.25%     1.25%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets . (0.13)%(6)   (0.42)%     (0.06)%      0.04%    (0.23)%(6)

Portfolio Turnover Rate .....................................    62%        119%        134%        148%       69%(7)

Net Assets, End of Period (in thousands) ....................  $2,780      $2,127      $1,060       $748        $120

(1)  Six months ended April 30, 2001 (unaudited).

(2)  July 11, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements              www.americancentury.com        35


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                            Institutional Class
                                                          2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................  $19.14      $13.04      $10.00      $14.87      $13.60
                                                        ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income(3) .............................   0.02        --(4)       0.04        0.06        0.01

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...........................  (3.05)       7.65        3.04       (2.14)       1.26
                                                        ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations .....................  (3.03)       7.65        3.08       (2.08)       1.27
                                                        ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ...........................    --       (0.01)      (0.04)      (0.09)         --

  In Excess of Net Investment Income ...................    --       (0.06)        --          --           --

  From Net Realized Gains on Investment Transactions ...  (3.67)      (1.48)       --       (2.70)          --
                                                        ---------   ---------   ---------   ---------   ---------

  Total Distributions ..................................  (3.67)      (1.55)      (0.04)      (2.79)        --
                                                        ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period .........................  $12.44      $19.14      $13.04      $10.00      $14.87
                                                        =========   =========   =========   =========   =========

  TOTAL RETURN(5) ...................................... (17.85)%     63.00%      30.92%     (15.67)%      9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...... 0.80%(6)      0.80%       0.80%       0.80%     0.80%(6)

Ratio of Net Investment Income to Average Net Assets ... 0.32%(6)      0.03%       0.39%       0.49%     0.21%(6)

Portfolio Turnover Rate ................................    62%        119%        134%        148%       69%(7)

Net Assets, End of Period (in thousands) ...............  $9,815      $8,302       $92         $70         $129

(1)  Six months ended April 30, 2001 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


36        1-800-345-2021                       See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                        Investor Class
                                              2001(1)      2000        1999        1998        1997        1996

PER-SHARE DATA

Net Asset Value, Beginning of Period .......  $31.09      $31.60      $28.03      $27.86      $22.21      $23.88
                                            ---------   ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(2) ..........   0.01       (0.10)      (0.07)      (0.01)       0.01       (0.01)

  Net Realized and Unrealized Gain (Loss)
on Investment Transactions .................  (6.26)       3.73        9.03        4.35        6.07        1.47
                                            ---------   ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations .........  (6.25)       3.63        8.96        4.34        6.08        1.46
                                            ---------   ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Investment Income ...............    --          --          --          --       (0.18)      (0.07)

  From Net Realized Gains
  on Investment Transactions ...............  (3.58)      (4.14)      (5.39)      (4.17)      (0.25)      (2.98)

  In Excess of Net Realized Gains
  on Investment Transactions ...............    --          --          --          --          --       (0.08)
                                            ---------   ---------   ---------   ---------   ---------   ---------

  Total Distributions ......................  (3.58)      (4.14)      (5.39)      (4.17)      (0.43)      (3.13)
                                            ---------   ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period .............  $21.26      $31.09      $31.60      $28.03      $27.86      $22.21
                                            =========   =========   =========   =========   =========   =========

  TOTAL RETURN(3) .......................... (21.56)%     11.49%      36.31%      18.53%      27.85%       8.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................... 1.00%(4)      1.00%       1.00%       1.00%       1.00%       1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets ...................... 0.05%(4)     (0.30)%     (0.24)%     (0.02)%      0.02%      (0.10)%

Portfolio Turnover Rate ....................    63%        102%         92%        126%         75%        122%

Net Assets, End of Period (in millions) ....  $7,109      $9,557      $8,333      $6,097      $5,113      $4,765

(1)  Six months ended April 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com        37


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                              Advisor Class
                                                         2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................  $31.01      $31.52      $27.97      $27.84      $24.36
                                                       ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Loss(3) ..............................  (0.03)      (0.19)      (0.15)      (0.08)      (0.06)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................  (6.23)       3.73        9.02        4.35        3.54
                                                       ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ....................  (6.26)       3.54        8.87        4.27        3.48
                                                       ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Realized Gains on Investment Transactions ..  (3.51)      (4.05)      (5.32)      (4.14)        --
                                                       ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ........................  $21.24      $31.01      $31.52      $27.97      $27.84
                                                       =========   =========   =========   =========   =========

  TOTAL RETURN(4) ..................................... (21.63)%     11.23%      35.93%      18.23%      14.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..... 1.25%(5)      1.25%       1.25%       1.25%     1.25%(5)

Ratio of Net Investment Loss to Average Net Assets ....(0.20)%(5)    (0.55)%     (0.49)%     (0.27)%   (0.47)%(5)

Portfolio Turnover Rate ...............................    63%        102%         92%        126%       75%(6)

Net Assets, End of Period (in thousands) .............. $29,008     $24,750     $12,759      $5,520      $2,200

(1)  Six months ended April 30, 2001 (unaudited).

(2)  June 4, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


38        1-800-345-2021                       See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                              Institutional Class

                                                               2001(1)      2000        1999        1998       1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $31.15      $31.66      $28.08      $27.88      $25.75
                                                             ---------   ---------   ---------   ---------   ---------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...........................   0.03       (0.03)      (0.03)       0.05        0.01

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................................  (6.26)       3.72        9.07        4.34        2.12
                                                             ---------   ---------   ---------   ---------   ---------

  Total From Investment Operations ..........................  (6.23)       3.69        9.04        4.39        2.13
                                                             ---------   ---------   ---------   ---------   ---------

Distributions

  From Net Realized Gains on Investment Transactions ........  (3.64)      (4.20)      (5.46)      (4.19)        --
                                                             ---------   ---------   ---------   ---------   ---------

Net Asset Value, End of Period ..............................  $21.28      $31.15      $31.66      $28.08      $27.88
                                                             =========   =========   =========   =========   =========

  TOTAL RETURN(4) ........................................... (21.47)%     11.70%      36.62%      18.77%       8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 0.80%(5)      0.80%       0.80%       0.80%     0.80%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets . 0.25%(5)     (0.10)%     (0.04)%      0.18%     0.07%(5)

Portfolio Turnover Rate .....................................    63%        102%         92%        126%       75%(6)

Net Assets, End of Period (in thousands) .................... $78,514     $98,239      $1,453       $465        $171

(1)  Six months ended April 30, 2001 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements              www.americancentury.com        39


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class. Although not available at the end of this report, C Class will be authorized for sale in the near future for the Heritage and Select funds.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


40    1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. The established nature of the companies in which Select invests helps lessen the fund's short-term price fluctuations.

     AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates. With this investment approach, Heritage should display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

     AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 1000 INDEX, created by the Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

     The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS

  Select
       JERRY SULLIVAN
       KENNETH CRAWFORD
  Heritage
       LINDA PETERSON, CFA
       KURT STALZER
  Growth
       C. KIM GOODWIN
       GREG WOODHAMS, CFA
       PRESCOTT LEGARD, CFA


                                                  www.americancentury.com    41


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 31-39.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


42    1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                  www.americancentury.com    43


Notes
--------------------------------------------------------------------------------


44    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0106                              American Century Investment Services, Inc.
SH-SAN-25492                      (c)2001 American Century Services Corporation

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Ultra(reg.sm)
Vista

April 30, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]
James E. Stowers, Jr., standing, with  James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. We have been heartened, however, by the stock market's bounce since the beginning of April. Whether or not the market continues to move higher in the short term, you can expect us to adhere rigorously to our discipline of searching for companies experiencing accelerating growth in their earnings and revenues. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

 [right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
ULTRA
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
VISTA
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Portfolio at a Glance ..................................................   12
   Top Ten Holdings .......................................................   13
   Top Five Industries ....................................................   13
   Types of Investments ...................................................   14
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   17
   Statement of Operations ................................................   18
   Statement of Changes
      in Net Assets .......................................................   19
   Notes to Financial
      Statements ..........................................................   20
   Financial Highlights ...................................................   24
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   30
   Background Information
      Investment Philosophy
         and Policies .....................................................   31
      Comparative Indices .................................................   31
      Portfolio Managers ..................................................   31
   Glossary ...............................................................   32


                                             www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Most major U.S. stock indices were down for the six months ended April 30, 2001, as investors registered their concern about the ability of corporations to sustain their earnings growth in a slowing economy.

* Technology stocks, especially companies involved with telecommunications, computers and the Internet, were particularly hard hit over the period. Investors had earlier driven up their shares on the premise that future growth would be there in the form of ever-evolving new technologies, continued strong product demand, and an expanding economy.

* Meanwhile, companies in defensive areas attracted investors, and value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. Despite several interest-rate cuts, stocks in general stumbled as the period progressed. Many investors, unable to gain much earnings visibility from corporate leaders, appeared to decide that equities were too risky to hold at any price.

ULTRA

* Ultra was down 20.21%, lagging its benchmark, the S&P 500 Index, which was down 12.07%.

* The steep correction in technology stocks, which touched virtually every part of the sector, cut into the fund's results. Ultra's investment team scaled back a number of technology holdings as their earnings growth slowed.

* On the plus side, health care
     companies were among the fund's top short-term contributors, led by pharmaceuticals, which tend to provide relatively steady earnings, even during temporary economic downturns.

* Financial businesses replaced technology firms as Ultra's largest sector weighting. The team's bottom-up investment process pointed toward financial services companies, banks, and insurance businesses that appeared able to sustain their growth characteristics.

VISTA

* Vista fell 21.65%, roughly in line with its benchmark, the Russell 2500 Growth Index, which declined 20.66%.

* Vista's technology stake was significantly smaller than that of its benchmark, and the managers reduced it throughout the period. However, the widespread downturn in the sector persisted, and technology investments hurt performance more than any other group, while also producing the fund's best-performing stock.

* The health care sector restrained
     performance as biotechnology businesses foundered, including the company representing Vista's largest weighting.

* The energy sector represented a
     significant portion of the portfolio and provided the best performance for the period. Higher energy prices have led to increased exploration and production, which benefited the fund's investments in drilling companies and oil services firms. Elsewhere, with interest rates declining, Vista profited from investments in financial companies such as savings and loans.

[left margin]

                                    ULTRA(1)
                                    (TWCUX)
       TOTAL RETURNS:                               AS OF 4/30/01
          6 Months                                   -20.21%(2)
          1 Year                                     -26.70%
       INCEPTION DATE:                                 11/2/81
       NET ASSETS:                                 $30.8 billion(3)

                                    VISTA(1)
                                    (TWCVX)
       TOTAL RETURNS:                               AS OF 4/30/01
          6 Months                                   -21.65%(2)
          1 Year                                     -22.00%
       INCEPTION DATE:                                11/25/83
       NET ASSETS:                                 $1.7 billion(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes all classes.

See Total Returns on pages 4 and 11.

Investment terms are defined in the Glossary on pages 32-33.


 2      1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer,  U.S. growth equities

     Equity investors will not soon forget the period covered by this report. After several years of blistering performance, most of the major stock indices posted losses for the six months ended April 30, 2001. In fact, that's a bit of an understatement, since this timespan was inside one of the worst stretches in the stock market's history. We witnessed the S&P 500 fall nearly 22% from its peak in March 2000, solidly in bear market territory. Meanwhile, the Nasdaq Composite Index was caught in the downturn in technology issues and fell nearly 63% from its March 2000 high, the worst performance on record for any broad index of American stocks.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve took hold. Technology companies were among the first to feel the effects, many of them connected either directly or indirectly with the Internet. Investors had awarded these New Economy businesses dizzying price-earnings ratios, seemingly convinced that any enterprise with ".com" in its name was a sure winner, and that there would be no pause in the build-out of the Internet. When the venture capital and public markets finally withdrew new funding for many of these companies with questionable business models, we saw a dramatic correction in all companies touched by the Internet mania. The economy's fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001. And in the wake of cascading negative earnings revisions, technology stocks in particular went into a free-fall.

     But while technology and other growth stocks fell several rungs, companies in defensive and consumer-oriented areas such as energy, utilities, consumer staples, financials and health care were back in demand. In addition, value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. This was especially true among smaller stocks. Ultimately, small-cap value stocks trounced every other equity category in 2000, and they have continued their march so far this year.

     2001 was only three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Three more rate cuts followed in the first quarter, but stocks stumbled nonetheless, as many investors, unable to gain insight from corporate leaders about their projected earnings, appeared to conclude that equities were too risky to hold at any price.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a bottoming in some industries. While the current downturn has been painful, there is a positive side. Investors now have more appropriate expectations and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

S&P 500           -12.07%
S&P MIDCAP 400     -1.40%
RUSSELL 2000       -1.77%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

[line chart - data below]

               S&P 500       S&P Mid-Cap 400       Russell 2000
10/31/2000      $1.00             $1.00               $1.00
11/30/2000      $0.92             $0.92               $0.90
12/31/2000      $0.93             $1.00               $0.97
 1/31/2001      $0.96             $1.02               $1.03
 2/28/2001      $0.87             $0.96               $0.96
 3/31/2001      $0.82             $0.89               $0.91
 4/30/2001      $0.88             $0.99               $0.98

Value on 4/30/01
S&P 500           $0.88
S&P MIDCAP 400    $0.99
RUSSELL 2000      S0.98


                                             www.americancentury.com      3


Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                       INVESTOR CLASS          ADVISOR CLASS            INSTITUTIONAL CLASS
                     (INCEPTION 11/2/81)    (INCEPTION 10/2/96)         (INCEPTION 11/14/96)

                ULTRA     S&P 500 INDEX     ULTRA     S&P 500 INDEX     ULTRA     S&P 500 INDEX
6 MONTHS(1)    -20.21%     -12.07%        -20.34%      -12.07%       -20.14%        -12.07%
1 YEAR         -26.70%     -12.97%        -26.89%      -12.97%       -26.59%        -12.97%
==================================================================================================
AVERAGE ANNUAL RETURNS
==================================================================================================
3 YEARS          5.35%       5.30%          5.13%        5.30%         5.50%          5.30%
5 YEARS         12.58%      15.56%            --           --             --            --
10 YEARS        15.98%      15.25%            --           --             --            --
LIFE OF FUND    16.50%      16.19%         12.10%       15.58%(2)     11.85%         14.21%

(1)  Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 30-32 for information about share classes, the S&P 500 Index and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/01
Ultra     $44,052
S&P 500   $41,359

[line chart - data below]

                 Ultra          S&P 500
4/30/1991       $10,000         $10,000
4/30/1992       $12,037         $11,403
4/30/1993       $13,873         $12,457
4/30/1994       $16,811         $13,119
4/30/1995       $17,855         $15,411
4/30/1996       $24,358         $20,067
4/30/1997       $26,961         $25,110
4/30/1998       $37,679         $35,422
4/30/1999       $47,294         $43,152
4/30/2000       $60,092         $47,523
4/30/2001       $44,052         $41,359

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart - data below]

                Ultra            S & P 500
4/30/1992       20.37%            14.05%
4/30/1993       15.25%             9.22%
4/30/1994       21.18%             5.33%
4/30/1995        6.21%            17.42%
4/30/1996       36.42%            30.13%
4/30/1997       10.69%            25.10%
4/30/1998       39.75%            41.01%
4/30/1999       25.52%            21.80%
4/30/2000       27.06%            10.13%
4/30/2001      -26.70%           -12.97%


 4      1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------

[photo of John Sykora,  Jim Stowers III, and Bruce Wimberly]
     An interview with John Sykora, Jim Stowers III, and Bruce Wimberly, portfolio managers on the Ultra investment team.

HOW DID ULTRA PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2001?

     Ultra was down 20.21%* for the period, which was marked by increased volatility and earnings uncertainty. The fund's benchmark, the S&P 500 Index, declined 12.07%, while the Nasdaq Composite, where many technology businesses are represented, fell 37.10%. Ultra's results compared favorably with its peers, as the 829 large-cap growth funds tracked by Lipper Inc. fell an average of 23.94%.

BEFORE REVIEWING ULTRA'S PORTFOLIO, COULD YOU DESCRIBE THE INVESTMENT APPROACH YOU FOLLOW?

     Since its introduction almost 20 years ago, Ultra has been managed using a highly disciplined equity investment approach developed by American Century's founder, James E. Stowers, Jr. The Stowers system is based on identifying and owning shares of companies whose earnings or revenues are growing at a successively faster, or accelerating pace.

     Before we invest in a business, we must be confident that it can sustain its growth into the future. To arrive at that conclusion, we carefully evaluate a company from all angles, examining its strategy, management team, its position within its industry, risks associated with its business, competitive advantages, and other important characteristics.

     Our largest investments represent companies we believe have the best chances of continuing their growth. We think our strategy of taking concentrated positions in decidedly successful businesses is the best way to generate competitive returns over time.

AS HAS BEEN WELL DOCUMENTED, THE LAST SIX MONTHS WERE HARD ON GROWTH INVESTORS, ESPECIALLY IN THE TECHNOLOGY SECTOR. IN GENERAL, HOW DID YOU NAVIGATE ULTRA THROUGH THE MARKET TURBULENCE?

     By sticking to our philosophy. We don't let short-term market activity blow us off course--we always want to own growing companies. As the list of our largest holdings indicates, our disciplined search for acceleration led us to a broad mix of businesses. While they represent different industries, our "high-confidence" positions should be able to provide reliable earnings in what is still an unpredictable economy. For the most part, they're large, global companies with strong brands, often with multiple businesses or operations that provide diversified and recurring revenue streams.

     We were pleased that the majority of our top holdings met their earnings estimates for the first quarter. Unfortunately, in the climate of fear that blanketed the period, many investors ignored the long-term factors that determine a stock's true value and sold strong companies along with the weak. But if there is an upside to the market pullback we've been through, it's that excessive valuations have been washed out of * All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE DON'T LET SHORT-TERM MARKET ACTIVITY BLOW US OFF COURSE -- WE ALWAYS WANT TO OWN GROWING COMPANIES."

PORTFOLIO AT A GLANCE
                                                4/30/01          10/31/00
NO. OF EQUITY SECURITIES                          105               88
P/E RATIO                                        37.7              49.1
MEDIAN MARKET                                    $15.6            $30.4
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $144              $140
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              40%(1)            62%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             0.98%(3)            0.99%

(1)    Six months ended 4/30/01.

(2)    Year ended 10/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 32-33.


                                             www.americancentury.com      5


Ultra--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

many parts of the stock market, and investors appear to be re-focusing on earnings. We believe this scenario will play to our strength--finding individual companies whose top and bottom lines are growing.

WHICH SECTORS DID YOUR PROCESS DRAW YOU TOWARD, AND HOW DID THEY PERFORM?

     When we closed our books in April, financial companies had replaced technology firms as our largest sector weighting, the result of purchases, as well as positive performance. Within that realm, our investment process led us to financial services companies, banks, and insurance businesses that appeared able to sustain the growth characteristics we seek.

     As a result, our largest positions include General Electric, the conglomerate known for its financial arm, GE Capital Services; Citigroup; and premier insurer American International Group (AIG). We continued to be rewarded by our two government-chartered businesses, mortgage market participants Fannie Mae and Federal Home Loan Mortgage Corp. (Freddie Mac), along with Washington Mutual, Inc., a financial services company involved in mortgage banking and consumer finance. They benefited from a declining-interest-rate environment that buoyed the mortgage market, spurring refinancing.

     On the minus side, Ultra was slowed by businesses involved in brokerage and asset management. Chief among them was Charles Schwab Corp., the country's leading discount broker, whose transaction business was restrained by soft financial markets. We cut our holdings of Schwab significantly as its earnings growth underperformed our expectations.

YOU INCREASED YOUR INVESTMENTS IN HEALTH CARE, ULTRA'S THIRD-LARGEST SECTOR, AND HOME TO SOME OF YOUR LARGEST INVESTMENTS. WHAT DRIVES YOUR CONFIDENCE THERE?

     Actually, several companies in the health care field were among our top short-term contributors. By nature, drug companies tend to provide relatively steady earnings, even during temporary economic downturns. People continue to take important medications--drugs that treat high blood pressure, high cholesterol or arthritis, for example--no matter what the economy's health may be. When it comes to pharmaceuticals, we look for companies that have popular drugs that are protected by patents and an active product pipeline being fueled by significant research and development. Among our top health care holdings are Pfizer, which merged last year with Warner-Lambert (which we owned at the time), and Johnson & Johnson, a new holding. The company operates in several fields, from drugs to surgical equipment to Band-Aids, and several catalysts are driving earnings.

WHAT WERE SOME OF YOUR OTHER CONTRIBUTORS?

     With interest rates declining, we found accelerating growth among cyclically oriented companies (companies whose earnings tend to track the economy), beginning with selected retailers. Target, Best Buy, Home Depot and Wal-Mart were among our largest contributors.

     Our largest investment, AOL Time Warner, also provided positive performance. This company represents the combination of two businesses with premier

[left margin]

TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            4/30/01             10/31/00
AOL TIME WARNER INC.(1)                       9.1%                9.8%
PFIZER, INC.                                  8.9%                7.2%
AMERICAN INTERNATIONAL
     GROUP, INC.                              5.8%                6.6%
GENERAL ELECTRIC CO.                          5.5%                3.7%
TYCO INTERNATIONAL LTD.                       5.1%                2.2%
CITIGROUP INC.                                4.6%                3.6%
AT&T CORP. - LIBERTY
     MEDIA GROUP CL A                         2.9%                2.7%
MICROSOFT CORP.                               2.5%                2.3%
MEDTRONIC, INC.                               2.4%                2.3%
GEMSTAR - TV GUIDE
     INTERNATIONAL, INC.(2)                   2.3%                3.4%

(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 10/31/00 represents America Online, Inc. and Time Warner Inc. shares owned by the fund.

(2) Formerly known as Gemstar International Group Ltd.

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            4/30/01            10/31/00
DRUGS                                        12.5%              10.4%
FINANCIAL SERVICES                            9.9%               7.3%
INTERNET                                      9.1%               4.4%
PROPERTY & CASUALTY
     INSURANCE                                8.4%               7.3%
COMPUTER SOFTWARE                             6.5%              13.0%


 6          1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

brands that Ultra has owned for some time. AOL is the country's largest Internet provider with almost 30 million subscribers (and lots of recurring revenues). Time Warner is the world's largest media, entertainment, and publishing company. Helped by strong, diversified revenue streams, the company delivered solid growth numbers for the first quarter.

     Another contributor was Tyco International, a conglomerate operating in the commercial services sector (the company's products range from fire protection and security systems to electrical components and health care products).

WHICH INVESTMENTS DETRACTED MOST  FROM PERFORMANCE?

     The steep correction in technology stocks, which touched virtually every part of the sector, cut into our results.

     Electrical equipment manufacturers -- particularly those serving the telecommunications service providers that are building out the Internet -- were among the technology firms hardest hit by the economic slowdown. When telecom companies began dialing back their capital spending in late 2000, they left equipment manufacturers with warehouses full of networking components - routers and switches that move data around the Web. The slowdown rippled through the semiconductor industry, which provides the computer chips that are the workhorses in telecommunications equipment and personal computers. Meanwhile, the two other major tech industries, computer hardware and software, felt the effects of corporate belt-tightening on the information technology front.

     Against this backdrop, we reduced a number of technology holdings as their earnings growth slowed, including two of our largest positions, EMC Corp. and Cisco Systems Inc. Both had been tremendous contributors to Ultra for many years.

WHAT ARE YOUR THOUGHTS GOING FORWARD?

     Market declines like the one we've just been through may be an expected part of the process, but that doesn't make them any less painful or frustrating. Our job during such periods is to closely follow our strategy and ensure that investors in Ultra are poised for the market's next upturn with a portfolio of strong, growing businesses.

     We fundamentally believe that, over time, stock prices follow earnings and will continue to position Ultra to reflect that guiding principle. We're confident that the Stowers acceleration investment philosophy is as sound today it was two decades ago.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                          AS OF APRIL 30, 2001
* U.S. STOCKS                                                   93.4%
* FOREIGN STOCKS                                                 1.4%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                 94.8%
* TEMPORARY CASH INVESTMENTS                                     5.2%

[pie chart]

                                                        AS OF OCTOBER 31, 2000
* U.S. STOCKS                                                   95.3%
* FOREIGN STOCKS                                                 0.9%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                 96.2%
* TEMPORARY CASH INVESTMENTS                                     3.8%

[pie chart]


                                             www.americancentury.com      7


Ultra--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS & WARRANTS - 94.8%

APPAREL & TEXTILES -- 0.1%

                   54,700  Liz Claiborne, Inc.                                  $                 2,689

                   46,200  Reebok International Ltd.(1)                                           1,184

                  410,000  Timberland Co. (The)(1)                                               20,221
                                                                      -----------------------------------------

                                                                                                 24,094
                                                                      -----------------------------------------

BANKS - 4.8%

                1,340,000  Bank of New York Co., Inc. (The)                                      67,268

               28,506,499  Citigroup Inc.                                                     1,401,094
                                                                      -----------------------------------------

                                                                                              1,468,362
                                                                      -----------------------------------------

CHEMICALS - 0.4%

                2,150,000  Sealed Air Corp.(1)                                                   83,420

                1,594,600  Sherwin-Williams Co.                                                  33,455
                                                                      -----------------------------------------

                                                                                                116,875
                                                                      -----------------------------------------

CLOTHING STORES - 0.4%

                1,715,000  Gap, Inc. (The)                                                       47,523

                1,900,000  TJX Companies, Inc. (The)                                             59,527
                                                                      -----------------------------------------

                                                                                                107,050
                                                                      -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.1%

                2,200,500  Dell Computer Corp.(1)                                                57,730

                5,622,600  EMC Corp. (Mass.)                                                    222,655

                  400,000  Lexmark International Group, Inc. Cl A(1)                             24,572

                1,655,000  Sun Microsystems, Inc.(1)                                             28,342
                                                                      -----------------------------------------

                                                                                                333,299
                                                                      -----------------------------------------

COMPUTER SOFTWARE - 6.5%

                  619,800  Adobe Systems Inc.                                                    27,845

                1,057,800  Check Point Software
                              Technologies Ltd.(1)                                               66,351

                5,949,100  Electronic Arts Inc.(1)(2)                                           336,808

               16,648,792  Gemstar - TV Guide International,
                              Inc.(1)(2)                                                        691,174

               11,408,000  Microsoft Corp.(1)                                                   772,834

                3,324,400  Oracle Corp.(1)                                                       53,706

                   34,642  Per-Se Technologies, Inc. Warrants(1)                                      2

                  530,000  Symantec Corp.(1)                                                     34,360
                                                                      -----------------------------------------

                                                                                              1,983,080
                                                                      -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.5%

                6,840,700  Masco Corp.                                                          157,336
                                                                      -----------------------------------------

CONSUMER DURABLES(3)

                  645,000  Leggett & Platt, Inc.                                                 12,519
                                                                      -----------------------------------------

DEPARTMENT STORES - 3.7%

                6,128,000  Costco Companies, Inc.(1)                                            214,082

                9,793,000  Target Corp.                                                         376,541

               10,062,600  Wal-Mart Stores, Inc.                                                520,638
                                                                      -----------------------------------------

                                                                                              1,111,261
                                                                      -----------------------------------------


Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

DRUGS - 12.5%

                3,260,000  American Home Products Corp.                         $                188,265

                8,634,700  Amgen Inc.(1)                                                         527,882

               62,490,275  Pfizer, Inc.                                                        2,705,828

                7,510,000  Pharmacia Corp.                                                       392,473
                                                                      ------------------------------------------

                                                                                               3,814,448
                                                                      ------------------------------------------

ELECTRICAL EQUIPMENT - 0.8%

                2,925,000  Celestica Inc.(1)                                                     149,468

                4,172,400  Cisco Systems Inc.(1)                                                  70,868

                  797,000  JDS Uniphase Corp.(1)                                                  17,052
                                                                      ------------------------------------------

                                                                                                 237,388
                                                                      ------------------------------------------

ELECTRICAL UTILITIES - 0.3%

                2,097,000  Duke Energy Corp.                                                      98,056
                                                                      ------------------------------------------

ENERGY RESERVES & PRODUCTION - 2.0%

                1,085,000  Anadarko Petroleum Corp.                                               70,113

                1,215,000  Apache Corp.                                                           77,711

                7,576,000  Enron Corp.                                                           475,167
                                                                      ------------------------------------------

                                                                                                 622,991
                                                                      ------------------------------------------

ENTERTAINMENT - 0.5%

                6,205,000  Carnival Corp. Cl A                                                   164,433
                                                                      ------------------------------------------

FINANCIAL SERVICES - 9.9%

                3,127,600  American Express Co.                                                  132,735

                  870,000  Block (H & R), Inc.                                                    47,850

                  900,000  Cendant Corporation(1)                                                 15,966

                1,805,000  Concord EFS, Inc.(1)                                                   84,014

                8,586,600  Fannie Mae                                                            689,160

                4,205,500  Federal Home Loan Mortgage
                              Corporation                                                        276,722

               34,147,500  General Electric Co.                                                1,657,177

                1,530,000  Household International, Inc.                                          97,951
                                                                      ------------------------------------------

                                                                                               3,001,575
                                                                      ------------------------------------------

FOOD & BEVERAGE - 0.6%

                4,025,000  Coca-Cola Company (The)                                               185,915
                                                                      ------------------------------------------

INDUSTRIAL PARTS - 0.2%

                  515,000  American Standard Companies Inc.(1)                                    31,029

                1,310,000  Snap-on Inc.                                                           37,990
                                                                      ------------------------------------------

                                                                                                  69,019
                                                                      ------------------------------------------

INDUSTRIAL SERVICES - 5.1%

               29,003,920  Tyco International Ltd.                                             1,547,939
                                                                      ------------------------------------------

INFORMATION SERVICES - 2.2%

                3,005,000  Convergys Corp.(1)                                                    109,683

                4,660,000  First Data Corp.                                                      314,269

                1,985,000  Paychex, Inc.                                                          68,592

                2,000,500  Sabre Holdings Corp.(1)                                                99,745

                1,455,000  SmartForce Plc ADR(1)                                                  52,373

                  300,000  TMP Worldwide Inc.(1)                                                  14,471
                                                                      ------------------------------------------

                                                                                                 659,133
                                                                      ------------------------------------------


 8          1-800-345-2021              See Notes to Financial Statements


Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

INTERNET - 9.1%

               54,550,200  AOL Time Warner Inc.(1)                              $             2,754,785
                                                                      -----------------------------------------

LEISURE - 0.6%

                1,125,000  Eastman Kodak Co.                                                     48,938

                2,880,000  Harley-Davidson, Inc.                                                132,739
                                                                      -----------------------------------------

                                                                                                181,677
                                                                      -----------------------------------------

MEDIA - 3.9%

                  310,000  Cablevision Systems Corp-Rainbow
                              Media Group(1)                                                      6,557

                  620,000  Cablevision Systems Corp. Cl A(1)                                     42,625

                3,568,160  Clear Channel Communications, Inc.(1)                                199,103

                5,550,000  Comcast Corp. Cl A(1)                                                243,728

                3,953,200  Univision Communications Inc. Cl A(1)                                172,794

                9,973,000  Viacom, Inc. Cl B(1)                                                 519,195
                                                                      -----------------------------------------

                                                                                              1,184,002
                                                                      -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 6.2%

                6,275,000  Abbott Laboratories                                                  291,035

                2,400,000  Baxter International, Inc.                                           218,760

                6,560,000  Johnson & Johnson                                                    632,909

               16,473,400  Medtronic, Inc.                                                      734,713
                                                                      -----------------------------------------

                                                                                              1,877,417
                                                                      -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.3%

                2,130,000  Tenet Healthcare Corp.(1)                                             95,083
                                                                      -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 8.4%

                3,742,900  Ace, Ltd.                                                            133,622

               21,579,371  American International Group, Inc.                                 1,765,193

                    5,136  Berkshire Hathaway Inc. Cl A(1)                                      349,248

                  885,000  Chubb Corp. (The)                                                     59,074

                1,120,000  Everest Reinsurance Holdings, Inc.                                    71,512

                  457,000  Loews Corp.                                                           30,806

                1,315,000  PartnerRe Ltd.                                                        64,474

                1,330,000  XL Capital Ltd. Cl A                                                  94,164
                                                                      -----------------------------------------

                                                                                              2,568,093
                                                                      -----------------------------------------

PUBLISHING - 0.2%

                  750,000  McGraw-Hill Companies, Inc. (The)                                     48,585
                                                                      -----------------------------------------

RAILROADS - 0.4%

                3,255,000  CSX Corporation                                                      114,153
                                                                      -----------------------------------------

RESTAURANTS - 0.1%

                  795,000  Outdoor Systems, Inc.(1)                                              23,047
                                                                      -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.5%

                  495,000  Merrill Lynch & Co., Inc.                                             30,542

                1,800,000  Morgan Stanley Dean Witter & Co.                                     113,022
                                                                      -----------------------------------------

                                                                                                143,564
                                                                      -----------------------------------------


Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

 SEMICONDUCTOR - 1.5%

                  365,000  Amkor Technology, Inc.(1)                            $                  7,849

                  825,000  Analog Devices, Inc.(1)                                                39,031

                1,365,000  Applied Materials, Inc.(1)                                             74,529

                5,514,200  Intel Corp.                                                           170,389

                  832,200  Linear Technology Corp.                                                39,983

                  712,200  Maxim Integrated Products, Inc.(1)                                     36,219

                2,230,800  Texas Instruments Inc.                                                 86,332
                                                                      ------------------------------------------

                                                                                                 454,332
                                                                      ------------------------------------------

SPECIALTY STORES - 2.7%

                3,300,000  Best Buy Co., Inc.(1)                                                 181,665

               10,049,000  Home Depot, Inc.                                                      473,308

                4,420,000  Staples, Inc.(1)                                                       71,891

                2,175,000  Toys 'R' Us, Inc.(1)                                                   53,940

                  820,000  Zale Corp.(1)                                                          27,355
                                                                      ------------------------------------------

                                                                                                 808,159
                                                                      ------------------------------------------

TELEPHONE - 0.3%

                2,390,000  SBC Communications Inc.                                                98,588
                                                                      ------------------------------------------

THRIFTS - 1.2%

                1,490,000  Golden West Financial Corp. (Del.)                                     87,463

                5,470,000  Washington Mutual, Inc.                                               273,117
                                                                      ------------------------------------------

                                                                                                 360,580
                                                                      ------------------------------------------

TOBACCO - 1.8%

               10,460,000  Philip Morris Companies Inc.                                          524,150

                1,075,000  UST Inc.                                                               32,358
                                                                      ------------------------------------------

                                                                                                 556,508
                                                                      ------------------------------------------

WIRELESS TELECOMMUNICATIONS - 6.0%

                7,665,000  American Tower Corp. Cl A(1)(2)                                       205,422

               55,948,800  AT&T Corp. - Liberty Media
                              Group Cl A(1)                                                      895,181

                4,288,900  Crown Castle International Corp.(1)                                   105,035

                4,735,000  Nextel Communications, Inc.(1)                                         76,920

                8,724,200  QUALCOMM Inc.(1)                                                      500,333

                2,035,000  Sprint PCS(1)                                                          52,157
                                                                      ------------------------------------------

                                                                                               1,835,048
                                                                      ------------------------------------------

TOTAL COMMON STOCKS & WARRANTS                                                                28,818,394
                                                                      ------------------------------------------

  (Cost $20,374,677)


See Notes to Financial Statements            www.americancentury.com      9


Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

 TEMPORARY CASH INVESTMENTS - 5.2%

       $           56,300  FHLB Discount Notes,
                              4.50%, 5/1/01(4)                                  $                56,300

                   60,000  FHLB Discount Notes,
                              4.63%, 5/2/01(4)                                                   59,993

                  180,000  FHLB Discount Notes,
                              4.33%, 5/8/01(4)                                                  179,847

                  290,000  FHLMC Discount Notes,
                              4.53%, 5/1/01(4)                                                  290,000

                  118,671  FHLMC Discount Notes,
                              4.36%, 5/8/01(4)                                                  118,570

                   40,000  FHLMC Discount Notes,
                              4.60%, 6/20/01(4)                                                  39,759

                   60,000  FNMA Discount Notes,
                              4.53%, 5/1/01(4)                                                   60,000
                  150,000  SLMA Discount Notes,
                              4.53%, 5/1/01(4)                                                  150,000

       Repurchase Agreement, Deutsche Bank AG,
              (U.S. Treasury obligations), in a joint trading
              account at 4.44%, dated 4/30/01,
              due 5/1/01 (Delivery value $188,823)                                              188,800

       Repurchase Agreement, Goldman Sachs & Co.,
              (U.S. Treasury obligations), in a joint trading
              account at 4.44%, dated 4/30/01,
              due 5/1/01 (Delivery value $41,405)                                                41,400

       Repurchase Agreement, Salomon Smith Barney
              Holdings, Inc., (U.S. Treasury obligations), in a
              joint trading account at 4.40%,
              dated 4/30/01, due 5/1/01
              (Delivery value $400,049)                                                         400,000
                                                                      -----------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                              1,584,669
                                                                      -----------------------------------------

  (Cost $1,584,655)

TOTAL INVESTMENT SECURITIES - 100.0%                                                        $30,403,063
                                                                      =========================================

  (Cost $21,959,332)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                 ($ in Thousands)

           Contracts            Settlement                          Unrealized
            to Sell                Date              Value             Gain
-----------------------------------------------------------------------------------
       26,488,834  EURO           5/31/01           $23,495            $313
                                               ====================================

(Value at settlement date $23,808)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
SLMA = Student Loan Marketing Association

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2001.)

(3) Industry is less than 0.05% of total investment securities.

(4) Rate disclosed is the yield to maturity at purchase.


 10          1-800-345-2021       See Notes to Financial Statements


Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                    INVESTOR CLASS            ADVISOR CLASS             INSTITUTIONAL CLASS
                 (INCEPTION 11/25/83)       (INCEPTION 10/2/96)         (INCEPTION 11/14/96)

                VISTA     RUSSELL 2500      VISTA     RUSSELL 2500      VISTA     RUSSELL 2500
                          GROWTH INDEX                GROWTH INDEX                GROWTH INDEX
6 MONTHS(1)    -21.65%      -20.66%        -21.68%      -20.66%        -21.54%      -20.66%
1 YEAR         -22.00%      -25.48%        -22.16%      -25.48%        -21.77%      -25.48%
=================================================================================================
AVERAGE ANNUAL RETURNS
=================================================================================================
3 YEARS         13.95%        3.44%         13.78%        3.44%         14.13%        3.44%
5 YEARS         7.36%        12.21%            --            --            --           --
10 YEARS        12.89%       12.18%            --            --            --           --
LIFE OF FUND    12.68%       N/A(2)          6.99%        8.25%(3)       9.27%        9.17%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Benchmark began 1/1/86.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 10/31/96, the date nearest the class's inception for which data are available.

See pages 30-32 for information about share classes, the Russell 2500 Growth Index and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 4/30/01
Vista                 $33,618
Russell 2500 Growth   $31,551

[line chart - data below]

                 Vista     Russell 2500 Growth
4/30/1991       $10,000          $10,000
4/30/1992       $11,760          $11,577
4/30/1993       $12,163          $12,375
4/30/1994       $13,163          $14,154
4/30/1995       $15,988          $15,809
4/30/1996       $23,570          $22,004
4/30/1997       $18,017          $20,468
4/30/1998       $22,724          $28,506
4/30/1999       $19,138          $27,996
4/30/2000       $43,103          $42,342
4/30/2001       $33,618          $31,551

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart - data below]

                Vista         Russell 2500 Growth
4/30/1992       17.60%               15.77%
4/30/1993        3.43%                6.89%
4/30/1994        8.22%               14.38%
4/30/1995       21.46%               11.69%
4/30/1996       47.42%               39.19%
4/30/1997      -23.56%               -6.98%
4/30/1998       26.13%               39.27%
4/30/1999      -15.78%               -1.79%
4/30/2000      125.22%               51.24%
4/30/2001      -22.00%               -25.48%


                                            www.americancentury.com      11


Vista--Q&A
--------------------------------------------------------------------------------

[photo of Glenn Fogle and David Rose]
An interview with Glenn Fogle and David Rose, portfolio managers on the Vista investment team.

HOW DID VISTA PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     During a time when economic uncertainty and volatility blanketed the market, Vista fell 21.65%*, roughly in line with its benchmark, the Russell 2500 Growth Index, which retreated 20.66%. The fund's results for the six months compared favorably with its peers, as the 404 mid-cap growth funds tracked by Lipper Inc. fell an average of 23.68%.

     The period was marked by a continuing steep correction in growth stocks, as numerous companies -- especially firms in technology and telecommunications -- reported that business conditions were weakening and profits were slowing. Having gained a heightened sensitivity to earnings shortfalls during the second half of 2000, investors fled technology stocks, and the technology-heavy Nasdaq Composite was down 37.10% during the period.

     The close of 2000 left investors apprehensive about a deteriorating economy and dazed by the speed and depth of the collapse in technology stocks. The Federal Reserve embarked upon an aggressive rate cutting campaign in January 2001, sparking a rally in economically sensitive stocks. But within a few weeks the consensus again turned pessimistic, sending the markets into another downward spiral that lasted two months, only to rally again.

     The wildly gyrating equities market appears to be the product of investor expectations for returns that exceed what businesses can deliver. The difficult economic environment created an investment landscape that challenged us to find the types of stocks we look for -- those of companies experiencing accelerating growth in revenues and earnings, affirmed by strength in other fundamentals.

HOW DID YOUR HOLDINGS FARE IN AN ENVIRONMENT THAT WAS UNKIND TO TECHNOLOGY?

     Vista's technology stake was significantly smaller than that of its benchmark. During the period, we responded to slowing earnings in that realm by transitioning the portfolio to other parts of the economy where catalysts for earnings growth appeared to be working in our favor. That said, however, the technology pullback was so pervasive that nearly every stock in that sector declined as nervous investors punished strong companies along with the weak. As a result, our technology investments hurt performance during the period more than any other group.

     Telecommunications services firms building the networks that carry Internet traffic quickly cut back their capital spending as the economy began to slow last year, pressuring the earnings of companies that provide them with technology and equipment.

     Our investments were not immune to that development. For example, Integrated Device Technology (IDT) is a semiconductor company whose largest customer is Cisco Systems. Cisco is the world's largest provider of routing and switching equipment used in high-capacity telecommunications networks. * All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"...THE TECHNOLOGY PULLBACK WAS SO PERVASIVE THAT NEARLY EVERY STOCK IN THAT SECTOR DECLINED AS NERVOUS INVESTORS PUNISHED STRONG COMPANIES ALONG WITH THE WEAK."

PORTFOLIO AT A GLANCE
                                                4/30/01          10/31/00
NO. OF EQUITY SECURITIES                          96                75
P/E RATIO                                        36.1              35.2
MEDIAN MARKET                                    $2.93            $3.37
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $5.73  $9.96
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              141%(1)           135%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.00%(3)            1.00%

(1)    Six months ended 4/30/01.

(2)    Year ended 10/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 32-33.


 12      1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

When the slowdown reached Cisco, new orders for IDT's chips plunged. The situation was similar for other holdings such as Power-One and Artesyn Technologies, providers of power conversion products for telecom networks.

     Still, the technology sector also produced Vista's best-performing stock for the period. Advanced Digital Information Corp. makes automated tape solutions for critical data storage at large corporations. The firm is benefiting from its supplier relationships with Dell and IBM, both of which resell the equipment to their customers.

THE ENERGY SECTOR REPRESENTS A SIGNIFICANT WEIGHTING IN VISTA'S PORTFOLIO. IT ALSO DEMONSTRATED THE BEST PERFORMANCE FOR THE PERIOD. WHY THE EMPHASIS HERE?

     The dynamic that makes energy firms attractive to us is that of supply and demand. On the demand side, increased use of natural gas as a fuel for electricity generation has materially increased consumption in the United States, particularly during the summer months when gas storage has traditionally been increased in preparation for the winter to follow. And since virtually all gas is transported by pipeline, production for U.S. consumption must be accomplished in North America. Finally, higher prices during the past year have generated ample cash flow and the incentive for producers to accelerate investments into the exploration for and development of additional natural gas reserves.

     However, supply can barely keep pace with demand, even though North American producers have more active drilling rigs now than at any time in the past fifteen years. And the geologic reality is that production from most gas wells declines fairly rapidly. So, strong and increasing demand is leading to accelerating growth both for companies that sell natural gas and also for the energy services firms hired to drill and maintain the wells.

     While all oil and gas producers have benefited from higher prices, we have chosen to invest in companies that are increasing their volume of production and reserves. Alberta Energy Co. met this criterion for us.

     One of our larger holdings, BJ Services Co., which provides well maintenance and completion services, has also seen dramatic improvement in its business this year.

     These trends in the energy sector tie in to the utility industry, where we also had rising exposure and a rewarding holding. Calpine, one of the nation's fastest growing independent power producers, is building gas-fired electrical generation facilities to satisfy the country's increasing energy needs. Calpine has also profited from extraordinary events, such as the recent energy crisis in California.

HEALTH CARE WAS, ON AVERAGE, THE FUND'S LARGEST SECTOR WEIGHTING DURING THE PERIOD, THOUGH IT RESTRAINED PERFORMANCE. WHAT WAS HAPPENING THERE AND WHERE DID YOU FIND YOUR OPPORTUNITIES?

     Health care is a diverse sector that includes drug companies, medical products businesses, service providers, and biotechnology firms. While technology stocks were declining in 2000, investors turned to the health care sector in search of more defensive securities. However, that preference changed when the Federal Reserve first cut interest rates in January, restoring investors' confidence that it would decisively act to support the economy and, by extension, the

[right margin]

TOP TEN HOLDINGS
                                                     % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/01            10/31/00

PROTEIN DESIGN
     LABS, INC.                                 5.7%                8.7%
NABORS INDUSTRIES, INC.                         4.4%                2.5%
FIRST HEALTH
     GROUP CORP.                                3.5%                0.5%
INTERNATIONAL GAME
     TECHNOLOGY                                 3.4%                  --
ADVANCED DIGITAL
     INFORMATION CORP.                          3.4%                  --
BJ SERVICES CO.                                 2.9%                  --
CALPINE CORP.                                   2.5%                2.8%
ENSCO INTERNATIONAL INC.                        2.4%                  --
TENET HEALTHCARE CORP.                          2.4%                  --
NOBLE DRILLING CORP.                            2.1%                2.1%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                AS OF             AS OF
                                               4/30/01          10/31/00

OIL SERVICES                                   17.8%               9.8%
MEDICAL PROVIDERS
     & SERVICES                                11.5%               6.5%
DRUGS                                           8.9%              15.4%
COMPUTER HARDWARE &
     BUSINESS MACHINES                          7.4%               0.9%
ENERGY RESERVES
     & PRODUCTION                               5.2%               5.1%


                                          www.americancentury.com          13


Vista--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

stock market. Emboldened by the new monetary policy, many investors sold their relatively well-performing health care stocks to participate in the speculative recovery in downtrodden economically sensitive stocks.

     Protein Design Labs (PDL), which develops drugs called monoclonal antibodies, was one of Vista's best- performing stocks during the previous six months, though it detracted the most during the current period. Biotech stocks generally are years away from earning a profit, so as the economy declined, the price investors were willing to pay for those future profits fell in tandem. However, PDL was, and remains, the fund's largest position. We see strong indications of future earnings growth and are confident in the firm's long-term prospects.

     Despite the difficulties in this sector, our discipline led us to a profitable investment in First Health Group Corp., which provides large, self-insured employers access to health care networks at negotiated fees. Growth at First Health is being driven by the increasing popularity of self-insurance, which is less costly for larger firms. In addition, its earnings are not negatively affected by rising medical costs.

WHAT OTHER OPPORTUNITIES DID YOU FIND IN A MARKET IN WHICH SO MANY INDUSTRIES WERE STRUGGLING?

     We followed our discipline to the financial sector. After the Nasdaq peaked in March 2000, investors sought opportunities in other areas that offered insulation from the correction in technology stocks. The financial markets also anticipated the Federal Reserve's eventual interest rate cuts, which would benefit rate-sensitive companies. We bought shares of a number of savings and loans, where mortgage lending operations were becoming increasingly profitable. Pricing was also improving in several property and casualty insurance markets, and Vista profited from several investments in these businesses as valuations rose.

     Against this backdrop, one of our best performers was a stock with little exposure to interest rate spreads. USA Education is the largest provider of student loans, serving more than five million borrowers. Relatively low credit risk and an increasing market share provided support for the stock, but perhaps most significant was the election of George W. Bush, who is expected to cut back federal direct student lending, which competes directly with USA Education.

FINALLY, THERE HAVE BEEN CHANGES IN VISTA'S MANAGEMENT TEAM. PLEASE REVIEW THESE CHANGES AND HOW THEY WILL AFFECT THE FUND.

     After more than three years as co-manager of Vista, Arnie Douville now leads the investment team for the American Century Life Sciences fund. In January 2001, David Rose was named Arnie's successor. David joined Glenn Fogle on the Vista team in mid-2000 after serving as an analyst for the American Century Heritage fund. One of the virtues of our team-management approach is that it facilitates a smooth transition, allowing our process to continue without disruption.

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF APRIL 30, 2001
* U.S. STOCKS                                                   87.1%
* FOREIGN STOCKS                                                 3.6%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                 90.7%
* TEMPORARY CASH INVESTMENTS                                     9.3%

[pie chart]

                                                        AS OF OCTOBER 31, 2000
* U.S. STOCKS                                                   90.0%
* FOREIGN STOCKS                                                 4.3%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                 94.3%
* TEMPORARY CASH INVESTMENTS                                     5.7%

[pie chart]


 14      1-800-345-2021


Vista--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS & WARRANTS - 90.7%

APPAREL & TEXTILES - 0.7%

                  125,000  Skechers U.S.A. Inc.(1)                                $               4,506

                  468,000  Wolverine World Wide, Inc.                                             8,331
                                                                      -----------------------------------------

                                                                                                 12,837
                                                                      -----------------------------------------

CLOTHING STORES - 1.2%

                  440,000  American Eagle Outfitters, Inc.(1)                                    16,379

                  175,000  Pacific Sunwear of California(1)                                       4,876
                                                                      -----------------------------------------

                                                                                                 21,255
                                                                      -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 7.4%

                3,110,000  Advanced Digital
                              Information Corp.(1)(2)                                            61,314

                  370,000  Apple Computer, Inc.(1)                                                9,442

                  135,000  Lexmark International Group, Inc. Cl A(1)                              8,293

                  380,000  Mercury Computer Systems, Inc.(1)                                     19,295

                  907,500  Symbol Technologies, Inc.                                             28,586

                  510,000  Xerox Corp.                                                            4,610
                                                                      -----------------------------------------

                                                                                                131,540
                                                                      -----------------------------------------

COMPUTER SOFTWARE - 5.0%

                1,600,000  Aremissoft Corporation(1)(2)                                          28,432

                  600,000  Citrix Systems, Inc.(1)                                               17,043

                   60,000  Macrovision Corp.(1)                                                   3,428

                   50,000  Microsoft Corp.(1)                                                     3,387

                  790,000  Network Associates Inc.(1)                                             8,718

                  850,000  Parametric Technology Corp.(1)                                         9,694

                   21,838  Per-Se Technologies, Inc. Warrants(1)                                      1

                  420,000  THQ, Inc.(1)                                                          15,979

                  300,000  TIBCO Software Inc.(1)                                                 3,405
                                                                      -----------------------------------------

                                                                                                 90,087
                                                                      -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 1.0%

                  165,000  Fluor Corporation                                                      8,697

                  130,000  Jacobs Engineering Group Inc.(1)                                       8,570
                                                                      -----------------------------------------

                                                                                                 17,267
                                                                      -----------------------------------------

DEFENSE/AEROSPACE - 0.7%

                  330,000  BE Aerospace, Inc.(1)                                                  7,094

                  215,000  Stewart & Stevenson Services Inc.                                      4,806
                                                                      -----------------------------------------

                                                                                                 11,900
                                                                      -----------------------------------------

DEPARTMENT STORES - 0.5%

                  225,000  May Department Stores Co. (The)                                        8,381
                                                                      -----------------------------------------

DRUGS - 8.9%

                   60,000  Human Genome Sciences, Inc.(1)                                         3,854

                   80,000  IDEC Pharmaceuticals Corp.(1)                                          3,936

                  244,900  IVAX Corp.(1)                                                          9,808

                   95,000  Millennium Pharmaceuticals, Inc.(1)                                    3,483

                  700,000  Mylan Laboratories Inc.                                               18,718

                  365,400  NBTY, Inc.(1)                                                          4,533

                1,600,000  Protein Design Labs, Inc.(1)                                         102,631


Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

                  330,000  QLT PhotoTherapeutics Inc.(1)                          $                8,839

                   75,000  Vertex Pharmaceuticals, Inc.(1)                                         2,891
                                                                      ------------------------------------------

                                                                                                 158,693
                                                                      ------------------------------------------

ELECTRICAL EQUIPMENT - 0.7%

                  105,000  L-3 Communications Holdings, Inc.(1)                                    8,111

                  150,000  Tekelec, Inc.(1)                                                        4,684
                                                                      ------------------------------------------

                                                                                                  12,795
                                                                      ------------------------------------------

ELECTRICAL UTILITIES - 4.7%

                  785,000  Calpine Corp.(1)                                                       44,737

                  180,000  Constellation Energy Group                                              8,593

                  300,000  Mirant Corp.(1)                                                        12,240

                  340,000  Reliant Energy, Inc.                                                   16,847

                   67,700  Reliant Resources Inc.(1)                                               2,031
                                                                      ------------------------------------------

                                                                                                  84,448
                                                                      ------------------------------------------

ENERGY RESERVES & PRODUCTION - 5.2%

                  700,000  Alberta Energy Co. Ltd. ORD                                            34,419

                  960,000  Cross Timbers Oil Company                                              26,064

                  305,000  Kinder Morgan, Inc.                                                    17,904

                  270,000  Mitchell Energy & Development Corp.                                    14,985
                                                                      ------------------------------------------

                                                                                                  93,372
                                                                      ------------------------------------------

ENTERTAINMENT - 0.7%

                  600,000  Six Flags Inc.(1)                                                      13,164
                                                                      ------------------------------------------

FINANCIAL SERVICES - 2.4%

                  440,000  Ambac Financial Group, Inc.                                            23,676

                   75,000  Block (H & R), Inc.                                                     4,125

                  142,500  MBIA Inc.                                                               6,819

                  120,000  USA Education Inc.                                                      8,532
                                                                      ------------------------------------------

                                                                                                  43,152
                                                                      ------------------------------------------

INDUSTRIAL PARTS - 0.5%

                  150,000  Shaw Group Inc. (The)(1)                                                8,550
                                                                      ------------------------------------------

INFORMATION SERVICES - 0.5%

                  165,000  Sabre Holdings Corp.(1)                                                 8,227
                                                                      ------------------------------------------

INTERNET - 1.0%

                  250,000  Earthlink Inc.(1)                                                       2,735

                  350,700  MatrixOne, Inc.(1)                                                      8,423

                  233,800  Ticketmaster Cl B(1)                                                    3,270

                   72,000  VeriSign, Inc.(1)                                                       3,694
                                                                      ------------------------------------------

                                                                                                  18,122
                                                                      ------------------------------------------

LEISURE - 4.1%

                  135,000  GTECH Holdings Corp.(1)                                                 4,401

                1,100,000  International Game Technology(1)                                       61,523

                  500,000  Mattel, Inc.                                                            8,075
                                                                      ------------------------------------------

                                                                                                  73,999
                                                                      ------------------------------------------

LIFE & HEALTH INSURANCE - 1.8%

                1,280,000  Conseco Inc.                                                           24,359

                  225,000  Torchmark Corp.                                                         8,525
                                                                      ------------------------------------------

                                                                                                  32,884
                                                                      ------------------------------------------


See Notes to Financial Statements          www.americancentury.com      15


Vista--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

MEDIA - 1.2%

                  255,000  EchoStar Communications Corp. Cl A(1)                  $               7,640

                       --  KDG Investments Limited Partnership
                              (Acquired 7/7/00,
                              Cost $14,400)(1)(3)                                                12,960
                                                                      -----------------------------------------

                                                                                                 20,600
                                                                      -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 0.7%

                  320,000  Schein (Henry), Inc.(1)                                               12,277
                                                                      -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 11.5%

                  150,000  AdvancePCS(1)                                                          8,639

                  960,000  Covance Inc.(1)                                                       15,792

                  560,000  Coventry Health Care Inc.(1)                                          11,488

                1,200,000  First Health Group Corp.(1)                                           62,424

                  680,000  HCR Manor Care, Inc.(1)                                               15,776

                2,005,000  HEALTHSOUTH Corp.(1)                                                  28,170

                  218,300  Mid Atlantic Medical Services, Inc.(1)                                 4,438

                  735,000  Omnicare, Inc.                                                        16,317

                  960,000  Tenet Healthcare Corp.(1)                                             42,854
                                                                      -----------------------------------------

                                                                                                205,898
                                                                      -----------------------------------------

OIL REFINING - 2.8%

                  400,000  Ultramar Diamond Shamrock Corp.                                       18,044

                  260,000  USX-Marathon Group                                                     8,310

                  480,000  Valero Energy Corp.                                                   23,116
                                                                      -----------------------------------------

                                                                                                 49,470
                                                                      -----------------------------------------

OIL SERVICES - 17.8%

                  630,000  BJ Services Co.(1)                                                    51,817

                1,115,000  ENSCO International Inc.                                              43,374

                  891,000  Global Marine Inc.(1)                                                 25,616

                1,335,000  Nabors Industries, Inc.(1)                                            79,592

                  770,000  Noble Drilling Corp.(1)                                               37,345

                  425,000  Patterson Energy, Inc.(1)                                             14,635

                  680,000  UTI Energy Corp.(1)                                                   23,392

                  350,000  Varco International, Inc.(1)                                           8,183

                  635,000  Weatherford International, Inc.(1)                                    36,976
                                                                      -----------------------------------------

                                                                                                320,930
                                                                      -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.3%

                  280,000  Everest Reinsurance Holdings, Inc.                                    17,878

                  300,000  Gallagher (Arthur J.) & Co.                                            7,566

                   42,000  Markel Corp.(1)                                                        8,243

                  118,000  Renaissancere Holdings Ltd.                                            7,540
                                                                      -----------------------------------------

                                                                                                 41,227
                                                                      -----------------------------------------

SPECIALTY STORES - 1.7%

                2,900,000  Rite Aid Corp.(1)                                                     21,141

                  370,000  Toys 'R' Us, Inc.(1)                                                   9,176
                                                                      -----------------------------------------

                                                                                                 30,317
                                                                      -----------------------------------------

THRIFTS - 3.4%

                  815,000  Dime Bancorp, Inc.                                                    27,180

                  600,000  Dime Bancorp, Inc. Warrants(1)                                           141

                  265,000  Golden West Financial Corp. (Del.)                                    15,556

                  240,000  GreenPoint Financial Corp.                                             8,832

                  260,000  New York Community Bancorp Inc.                                        8,767
                                                                      -----------------------------------------

                                                                                                 60,476
                                                                      -----------------------------------------

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.9%

                  300,000  Offshore Logistics, Inc.(1)                            $                7,935

                  180,000  Tidewater Inc.                                                          8,437
                                                                      ------------------------------------------

                                                                                                  16,372
                                                                      ------------------------------------------

WIRELESS TELECOMMUNICATIONS - 1.4%

                   80,000  Telephone & Data Systems, Inc.                                          8,400

                  650,000  UTStarcom Inc.(1)                                                      16,237
                                                                      ------------------------------------------

                                                                                                  24,637
                                                                      ------------------------------------------

TOTAL COMMON STOCKS & WARRANTS                                                                 1,622,877
                                                                      ------------------------------------------

  (Cost $1,382,529)

 TEMPORARY CASH INVESTMENTS - 9.3%

       Repurchase Agreement, Merrill Lynch & Co., Inc.,
              (U.S. Treasury obligations), in a joint trading
              account at 4.45%, dated 4/30/01,
              due 5/1/01 (Delivery value $81,210)                                                 81,200

       Repurchase Agreement, State Street Bank
              & Trust Co., (U.S. Treasury obligations), in a
              joint trading account at 4.47%,
              dated 4/30/01, due 5/1/01
              (Delivery value $85,511)                                                            85,500
                                                                      ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                                 166,700
                                                                      ------------------------------------------

  (Cost $166,700)

TOTAL INVESTMENT SECURITIES - 100.0%                                                          $1,789,577
                                                                      ==========================================

  (Cost $1,549,229)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2001.)

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2001, was $12,960 (in thousands) which represented 0.7% of net assets.


 16          1-800-345-2021             See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

                                                                         ULTRA               VISTA
ASSETS
(In Thousands Except Per-Share Amounts)
Investment securities - unaffiliated,
  at value (identified cost of $20,767,064 and
  $1,460,993, respectively) (Note 3) .........................   $     29,169,659    $      1,699,831
Investment securities - affiliated, at value
  (identified cost of $1,192,268 and
  $88,236, respectively) (Note 3 and 5) ......................          1,233,404              89,746
Cash .........................................................               --                 5,072
Receivable for investments sold ..............................            614,069              11,376
Receivable for forward foreign currency exchange contracts ...                313                --
Receivable for capital shares sold ...........................                626               3,888
Dividends and interest receivable ............................              9,018                 159
                                                                 ----------------    ----------------
                                                                       31,027,089           1,810,072
                                                                 ----------------    ----------------

LIABILITIES

Disbursements in excess of demand deposit cash ...............              3,622                --
Payable for investments purchased ............................            167,789              60,027
Accrued management fees (Note 2) .............................             23,209               1,308
Distribution fees payable (Note 2) ...........................                 92                   3
Service fees payable (Note 2) ................................                 92                   3
Payable for directors' fees and expenses .....................                 21                   1
                                                                 ----------------    ----------------
                                                                          194,825              61,342
                                                                 ----------------    ----------------
Net Assets ...................................................   $     30,832,264    $      1,748,730
                                                                 ================    ================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................   $     24,894,552    $      1,719,097
Accumulated net investment loss ..............................            (53,327)             (3,626)
Accumulated net realized loss on investment and
  foreign currency transactions ..............................         (2,453,005)           (207,089)
Net unrealized appreciation on investments and
  translation of assets and liabilities
  in foreign currencies (Note 3) .............................          8,444,044             240,348
                                                                 ----------------    ----------------
                                                                 $     30,832,264    $      1,748,730
                                                                 ================    ================

Investor Class, $0.01 Par Value ($ and shares in full)

Net assets ...................................................   $ 29,660,632,276    $  1,673,458,445
Shares outstanding ...........................................      1,015,942,866         125,718,003
Net asset value per share ....................................   $          29.20    $          13.31

Advisor Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................   $    479,773,487    $     16,151,343
Shares outstanding ...........................................         16,506,979           1,219,173
Net asset value per share ....................................   $          29.06    $          13.25

Institutional Class, $0.01 Par Value ($ and shares in full)
Net assets ...................................................   $    691,858,709    $     59,120,049
Shares outstanding ...........................................         23,599,050           4,416,598
Net asset value per share ....................................   $          29.32    $          13.39


See Notes to Financial Statements                www.americancentury.com   17


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                     ULTRA           VISTA

INVESTMENT LOSS                                                          (In Thousands)

Income:
Dividends .....................................................   $    70,238    $     2,753
Interest ......................................................        39,978          3,033
                                                                  -----------    -----------
                                                                      110,216          5,786
                                                                  -----------    -----------
Expenses: (Note 2)
Management fees ...............................................       162,623          9,360
Distribution fees - Advisor Class .............................           595             22
Service fees - Advisor Class ..................................           595             22
Directors' fees and expenses ..................................           139              8
                                                                  -----------    -----------
                                                                      163,952          9,412
                                                                  -----------    -----------
Net investment loss ...........................................       (53,736)        (3,626)
                                                                  -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)

Net realized loss on:

Investment transactions .......................................    (2,336,126)      (199,093)
Foreign currency transactions .................................        (5,515)           (20)
                                                                  -----------    -----------
                                                                   (2,341,641)      (199,113)
                                                                  -----------    -----------


Change in net unrealized appreciation on:
Investments ...................................................    (5,636,119)      (317,615)
Translation of assets and liabilities in foreign currencies ...           725           --
                                                                  -----------    -----------
                                                                   (5,635,394)      (317,615)
                                                                  -----------    -----------
Net realized and unrealized loss on investments
  and foreign currency ........................................    (7,977,035)      (516,728)
                                                                  -----------    -----------
Net Decrease in Net Assets Resulting from Operations ..........   $(8,030,771)   $  (520,354)
                                                                  ===========    ===========


 18          1-800-345-2021             See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

                                                                   ULTRA                          VISTA

Increase (Decrease) in Net Assets                          2001             2000           2001             2000

OPERATIONS                                                                    (In Thousands)

Net investment loss ................................   $    (53,736)   $   (272,880)   $     (3,626)   $    (14,466)

Net realized gain (loss) on investments and
  foreign currency transactions ....................     (2,341,641)      4,459,067        (199,113)        630,007

Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities in foreign currencies ................     (5,635,394)       (668,629)       (317,615)        131,872
                                                       ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
  from operations ..................................     (8,030,771)      3,517,558        (520,354)        747,413
                                                       ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on investment transactions:

  Investor Class ...................................     (4,078,394)     (1,259,980)       (601,663)        (72,222)

  Advisor Class ....................................        (56,102)         (9,302)         (5,937)           (464)

  Institutional Class ..............................        (82,528)         (6,990)        (14,665)            (11)
                                                       ------------    ------------    ------------    ------------

Decrease in net assets from distributions ..........     (4,217,024)     (1,276,272)       (622,265)        (72,697)
                                                       ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions .......................      3,334,216       1,318,645         467,984         594,695
                                                       ------------    ------------    ------------    ------------


Net increase (decrease) in net assets ..............     (8,913,579)      3,559,931        (674,635)      1,269,411

NET ASSETS

Beginning of period ................................     39,745,843      36,185,912       2,423,365       1,153,954
                                                       ------------    ------------    ------------    ------------
End of period ......................................   $ 30,832,264    $ 39,745,843    $  1,748,730    $  2,423,365
                                                       ============    ============    ============    ============

Accumulated undistributed net investment
  income (loss) ....................................   $    (53,327)   $        409    $     (3,626)           --
                                                       ============    ============    ============    ============


See Notes to Financial Statements              www.americancentury.com   19


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Ultra Fund (Ultra) and Vista Fund (Vista) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS --The funds are authorized to issue the following classes of shares: Investor Class, Advisor Class, Institutional Class and C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The C Class was not available for sale at April 30, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at April 30, 2001.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


 20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for Vista is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively. The annual management fee for each class of shares of Ultra is as follows:

                    INVESTOR  CLASS      ADVISOR  CLASS    INSTITUTIONAL CLASS

FUND AVERAGE NET ASSETS

First $20 billion .....  1.00%               0.75%               0.80%
Over $20 billion ......  0.95%               0.70%               0.75%

    The Board of Directors has adopted the Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class and C Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the six months ended April 30, 2001, were approximately $1,190,000 for Ultra and $44,000 for Vista. No fees were incurred for the C Class because the C Class was not available for sale.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 6 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2001, for Ultra and Vista were $13,022,052,395 and $2,572,148,583, respectively. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, were $14,558,267,385 and $2,761,777,753, respectively.


    At April 30, 2001, accumulated net unrealized appreciation for Ultra and Vista was $8,332,886,135 and $232,457,585, respectively, based on the aggregate cost of investments for federal income tax purposes of $22,070,177,157 and $1,557,120,155, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $8,991,745,591 and $261,699,762 for Ultra and Vista, respectively, and unrealized depreciation of $658,859,456 and $29,242,177, respectively.


                                             www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the funds were as follows:

                                                          ULTRA                          VISTA

                                                  SHARES          AMOUNT         SHARES           AMOUNT
 INVESTOR CLASS                                                      (IN THOUSANDS)
Shares Authorized .........................     3,500,000                          710,000
                                            ===============                  ===============

Six months ended April 30, 2001

Sold ......................................        65,402       $2,102,788          29,195         $443,696

Issued in reinvestment of distributions ...       119,183        3,956,958          39,903          581,005

Redeemed ..................................       (96,455)      (3,016,489)        (39,622)       (593,082)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................        88,130       $3,043,257          29,476         $431,619
                                            ===============  =============== =============== ===============

Year ended October 31, 2000

Sold ......................................       446,378      $19,223,885          85,694       $2,055,102

Issued in reinvestment of distributions ...        29,187        1,240,143           3,748           70,007

Redeemed ..................................      (465,217)     (20,036,065)        (67,571)     (1,592,642)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................        10,348     $    427,963          21,871     $    532,467
                                            ===============  =============== =============== ===============

 ADVISOR CLASS                                                      (IN THOUSANDS)

Shares Authorized .........................       300,000                          210,000
                                            ===============                  ===============

Six months ended April 30, 2001

Sold ......................................         4,215         $134,260             201           $3,310

Issued in reinvestment of distributions ...         1,673           55,371             409            5,936

Redeemed ..................................        (2,022)         (62,985)           (302)         (4,357)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................         3,866         $126,646             308           $4,889
                                            ===============  =============== =============== ===============

Year ended October 31, 2000

Sold ......................................        14,051         $614,252           1,240          $29,937

Issued in reinvestment of distributions ...           215            9,087              25              457

Redeemed ..................................        (8,012)        (344,490)           (861)        (20,736)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................         6,254         $278,849             404        $   9,658
                                            ===============  =============== =============== ===============

 INSTITUTIONAL CLASS                                                (IN THOUSANDS)

Shares Authorized .........................       200,000                           80,000
                                            ===============                  ===============

Six months ended April 30, 2001

Sold ......................................         5,768         $174,731           2,399          $34,624

Issued in reinvestment of distributions ...         2,465           82,121           1,002           14,665

Redeemed ..................................        (2,959)         (92,539)         (1,272)        (17,813)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................         5,274         $164,313           2,129          $31,476
                                            ===============  =============== =============== ===============

Year ended October 31, 2000

Sold ......................................        17,094         $764,020           2,828          $66,739

Issued in reinvestment of distributions ...           164            6,990               1               11

Redeemed ..................................        (3,685)        (159,177)           (550)        (14,180)
                                            ---------------  --------------- --------------- ---------------

Net increase ..............................        13,573         $611,833           2,279          $52,570
                                            ===============  =============== =============== ===============

 C CLASS                                                            (IN THOUSANDS)

Six months ended April 30, 2001

Shares Authorized .........................       100,000                           100,000
                                            ===============                  ===============


 22          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 2001, follows:


                                       SHARE BALANCE    PURCHASE         SALES        REALIZED           APRIL 30, 2001
FUND/ISSUER(1)                           10/31/00         COST           COST        GAIN (LOSS)  SHARE BALANCE  MARKET VALUE

ULTRA                                                                      ($ in Thousands)

American Tower Corp. Cl A                8,450,000     $   23,563     $   61,070    $   (38,579)    7,665,000    $   205,422

Electronics Arts Inc.                   11,413,400         24,653        264,941         40,164     5,949,100        336,808

Gemstar - TV Guide International, Inc.  19,983,500        155,065        479,539       (237,468)   16,648,792        691,174
                                                      ------------    ------------  ------------                 ------------
                                                         $203,281        $805,550     $(235,883)                  $1,233,404
                                                      ============    ============  ============                 ============

VISTA                                                                       ($ in Thousands)

Advanced Digital Information Corp.             --         $54,714         $1,863           $456     3,110,000        $61,314

Aremissoft Corporation                         --          35,386             --             --     1,600,000(2)      28,432
                                                      ------------    ------------  ------------                 ------------
                                                          $90,100         $1,863           $456                      $89,746
                                                      ============    ============  ============                 ============

(1)  None of the securities produced income during the period held.

(2) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2001.


                                              www.americancentury.com   23


Ultra--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                               Investor Class

                                                 2001(1)        2000          1999         1998         1997         1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ....... $    41.45      $    38.97   $    31.06   $    33.46   $    29.52   $    28.03
                                             ----------      ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ..........      (0.05)          (0.28)       (0.14)       (0.02)        0.01        (0.05)

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................      (7.79)           4.14        11.17         4.70         5.62         2.84
                                             ----------      ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations .........      (7.84)           3.86        11.03         4.68         5.63         2.79
                                             ----------      ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............       --              --           --          (0.01)        --           --

  From Net Realized Gains on
  Investment Transactions ..................      (4.41)          (1.38)       (3.12)       (7.07)       (1.69)       (1.19)

  In Excess of Net Realized Gains on
  Investment Transactions ..................       --              --           --           --           --          (0.11)
                                             ----------      ----------   ----------   ----------   ----------   ----------

  Total Distributions ......................      (4.41)          (1.38)       (3.12)       (7.08)       (1.69)       (1.30)
                                             ----------      ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period ............. $    29.20      $    41.45   $    38.97   $    31.06   $    33.46   $    29.52
                                             ==========      ==========   ==========   ==========   ==========   ==========

  Total Return(3) ..........................     (20.21)%          9.81%       37.94%       17.61%       19.95%       10.79%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets .........................       0.98%(4)        0.99%        1.00%        1.00%        1.00%        1.00%

Ratio of Net Investment Income (Loss) to
Average Net Assets ......................... (0.32)%(4)           (0.64)%      (0.39)%      (0.08)%       0.03%       (0.20)%

Portfolio Turnover Rate ....................         40%             62%          42%         128%         107%          87%

Net Assets, End of Period (in millions) .... $   29,661      $   38,461   $   35,752   $   25,396   $   21,695   $   18,266

(1)  Six months ended April 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


 24          1-800-345-2021             See Notes to Financial Statements


Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                  Advisor Class

                                                  2001(1)          2000          1999          1998          1997         1996(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ....... $     41.23     $     38.80   $     31.00   $     33.36   $     29.52   $     29.55
                                             -----------     -----------   -----------   -----------   -----------   -----------
Income From Investment Operations

  Net Investment Loss(3) ...................       (0.09)          (0.40)        (0.23)        (0.11)        (0.07)        (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............       (7.77)           4.21         11.15          4.73          5.60         (0.01)
                                             -----------     -----------   -----------   -----------   -----------   -----------

  Total From Investment Operations .........       (7.86)           3.81         10.92          4.62          5.53         (0.03)
                                             -----------     -----------   -----------   -----------   -----------   -----------
Distributions

  From Net Realized Gains on
  Investment Transactions ..................       (4.31)          (1.38)        (3.12)        (6.98)        (1.69)         --
                                             -----------     -----------   -----------   -----------   -----------   -----------

Net Asset Value, End of Period ............. $     29.06     $     41.23   $     38.80   $     31.00   $     33.36   $     29.52
                                             ===========     ===========   ===========   ===========   ===========   ===========

  Total Return(4) ..........................      (20.34)%          9.72%        37.63%        17.36%        19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets .........................      1.23%(5)          1.24%         1.25%         1.25%         1.25%         1.25%(5)

Ratio of Net Investment Loss to
Average Net Assets .........................  (0.57)%(5)           (0.89)%       (0.64)%       (0.33)%       (0.22)%  (0.80)%(5)

Portfolio Turnover Rate ....................          40%             62%           42%          128%          107%           87%(6)

Net Assets, End of Period (in thousands) ... $   479,773     $   521,187   $   247,814   $    98,965   $    30,827   $    13,051

(1)  Six months ended April 30, 2001 (unaudited).

(2)  October 2, 1996 (commencement of sale) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1996.


See Notes to Financial Statements               www.americancentury.com   25


Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                      Institutional Class

                                                 2001(1)        2000          1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $41.65       $39.13        $31.12        $33.53         $30.78
                                               ---------    ---------     ---------     ---------     ---------

Income From Investment Operations

  Net Investment Income (Loss)(3) .............  (0.02)        (0.20)        (0.09)         0.03           0.06

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..................  (7.83)         4.10         11.22          4.72           4.38
                                               ---------    ---------     ---------     ---------     ---------

  Total From Investment Operations ............  (7.85)         3.90         11.13          4.75           4.44
                                               ---------    ---------     ---------     ---------     ---------

Distributions

  From Net Investment Income ..................      --            --            --        (0.09)            --

  From Net Realized Gains on
  Investment Transactions .....................  (4.48)        (1.38)        (3.12)        (7.07)        (1.69)
                                               ---------    ---------     ---------     ---------     ---------

  Total Distributions .........................  (4.48)        (1.38)        (3.12)        (7.16)        (1.69)
                                               ---------    ---------     ---------     ---------     ---------

Net Asset Value, End of Period ................  $29.32       $41.65        $39.13        $31.12         $33.53
                                               =========    =========     =========     =========     =========

  Total Return(4) ............................. (20.14)%       9.87%        38.21%        17.85%        15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ............................  0.78%(5)      0.79%         0.80%        0.80%       0.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets .........................(0.12)%(5)    (0.44)%        (0.19)%       0.12%       0.23%(5)

Portfolio Turnover Rate .......................      40%         62%            42%        128%        107%(6)

Net Assets, End of Period (in thousands) ......  $691,859    $763,304      $186,025     $36,065          $334

(1)  Six months ended April 30, 2001 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


 26          1-800-345-2021               See Notes to Financial Statements


Vista--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                 Investor Class

                                                 2001(1)        2000          1999          1998          1997          1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $24.37       $15.41         $9.27        $14.53        $15.68         $15.73
                                               ---------    ---------     ---------     ---------     ---------      ---------

Income From Investment Operations

  Net Investment Loss(2) ......................  (0.03)        (0.16)        (0.05)        (0.05)        (0.10)        (0.11)

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions .....................  (4.70)        10.07          6.19         (4.41)         0.13           1.09
                                               ---------    ---------     ---------     ---------     ---------      ---------

  Total From Investment Operations ............  (4.73)         9.91          6.14         (4.46)         0.03           0.98
                                               ---------    ---------     ---------     ---------     ---------      ---------

Distributions

  From Net Realized Gains on
  Investment Transactions .....................  (6.33)        (0.95)           --        (0.80)         (1.18)        (1.02)

  In Excess of Net Realized Gains on
  Investment Transactions .....................     --            --            --           --            --          (0.01)
                                               ---------    ---------     ---------     ---------     ---------      ---------

  Total Distributions .........................  (6.33)        (0.95)           --        (0.80)        (1.18)        (1.03)
                                               ---------    ---------     ---------     ---------     ---------      ---------

Net Asset Value, End of Period ................  $13.31       $24.37        $15.41         $9.27        $14.53         $15.68
                                               =========    =========     =========     =========     =========      =========

  Total Return(3) .............................  (21.65)%      66.16%        66.24%      (31.94)%         0.29%         6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ............................  1.00%(4)       1.00%         1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Loss to
Average Net Assets ............................(0.39)%(4)     (0.65)%        (0.40)%      (0.42)%        (0.73)%       (0.70)%

Portfolio Turnover Rate .......................     141%         135%           187%         229%           96%           91%

Net Assets, End of Period (in millions) .......   $1,673       $2,345         $1,146         $895         $1,828        $2,276

(1)  Six months ended April 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements         www.americancentury.com   27


Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                Advisor Class

                                                 2001(1)       2000          1999          1998          1997         1996(2)


PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $24.24       $15.31         $9.23        $14.50        $15.67         $16.87
                                               ---------    ---------     ---------     ---------     ---------      ---------

Income From Investment Operations

  Net Investment Loss(3) ......................  (0.05)        (0.22)        (0.08)        (0.08)        (0.14)        (0.02)

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions .....................  (4.66)        10.05          6.16         (4.39)         0.15         (1.18)
                                               ---------    ---------     ---------     ---------     ---------      ---------

  Total From Investment Operations ............  (4.71)         9.83          6.08         (4.47)         0.01         (1.20)
                                               ---------    ---------     ---------     ---------     ---------      ---------

Distributions

  From Net Realized Gains on
  Investment Transactions .....................  (6.28)        (0.90)           --         (0.80)        (1.18)           --
                                               ---------    ---------     ---------     ---------     ---------      ---------

Net Asset Value, End of Period ................  $13.25       $24.24        $15.31         $9.23        $14.50         $15.67
                                               =========    =========     =========     =========     =========      =========

  Total Return(4) .............................  (21.68)%      65.98%        65.87%      (32.08)%         0.15%       (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ............................  1.25%(5)       1.25%         1.25%         1.25%         1.25%       1.25%(5)

Ratio of Net Investment Loss to
Average Net Assets ............................(0.64)%(5)     (0.90)%        (0.65)%      (0.67)%       (0.98)%     (1.20)%(5)

Portfolio Turnover Rate .......................     141%         135%           187%         229%          96%          91%(6)

Net Assets, End of Period (in thousands) ......  $16,151       $22,077        $7,755       $4,052        $6,553         $5,646

(1)  Six months ended April 30, 2001 (unaudited).

(2)  October 2, 1996 (commencement of sale) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1996.


 28          1-800-345-2021          See Notes to Financial Statements


Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                            Institutional Class

                                                 2001(1)        2000          1999          1998         1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........  $24.50       $15.51         $9.32        $14.56         $15.73
                                               ---------    ---------     ---------     ---------     ---------

Income From Investment Operations

  Net Investment Loss(3) ......................  (0.02)        (0.11)        (0.04)        (0.01)        (0.07)

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions .....................  (4.72)        10.09          6.23         (4.43)          0.08
                                               ---------    ---------     ---------     ---------     ---------

  Total From Investment Operations ............  (4.74)         9.98          6.19         (4.44)          0.01
                                               ---------    ---------     ---------     ---------     ---------

Distributions

  From Net Realized Gains
  on Investment Transactions ..................  (6.37)        (0.99)           --         (0.80)        (1.18)
                                               ---------    ---------     ---------     ---------     ---------

Net Asset Value, End of Period ................  $13.39       $24.50        $15.51         $9.32         $14.56
                                               =========    =========     =========     =========     =========

  Total Return(4) ............................. (21.54)%      66.28%        66.42%      (31.72)%         0.17%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................... 0.80%(5)       0.80%         0.80%        0.80%       0.80%(5)

Ratio of Net Investment Loss
to Average Net Assets ........................(0.19)%(5)     (0.45)%       (0.20)%      (0.22)%     (0.53)%(5)

Portfolio Turnover Rate .......................    141%         135%          187%         229%         96%(6)

Net Assets, End of Period (in thousands) ......  $59,120     $56,022          $122          $60        $13,581

(1)  Six months ended April 30, 2001 (unaudited).

(2)  November 14, 1996 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements         www.americancentury.com   29


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class. Although not available at the period end of this report, C Class will be authorized for sale in the near future.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


 30      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA INDEX is a capitalization-weighted index consisting of S&P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
  Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA

  Vista
       GLENN FOGLE, CFA
       DAVID ROSE, CFA


                                               www.americancentury.com   31


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 24-29.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


 32      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                             www.americancentury.com   33


Notes
--------------------------------------------------------------------------------


 34      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                             www.americancentury.com   35


Notes
--------------------------------------------------------------------------------


 36      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0106                                American Century Investment Services, Inc.
SH-SAN-25491                       (c)2001 American Century Services Corporation

[front cover]

                               AMERICAN CENTURY
                               Semiannual Report

[graphic of men rowing boat]

[graphic of chart]

Giftrust (reg.sm)
April 30, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

[graphic of Dalbar seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. We have been heartened, however, by the stock market's bounce since the beginning of April. Whether or not the market continues to move higher in the short term, you can expect us to adhere rigorously to our discipline of searching for companies experiencing accelerating growth in their earnings and revenues. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline, will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

/signature/ James E. Stowers, Jr                /signature/ James E. StowersIII
James E. Stowers, Jr.                           James E. Stowers III
Founder and Chairman                            Co-Chairman of the Board


[right margin]

                                Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GIFTRUST
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ....................................   10
   Statement of Operations ................................................   11
   Statement of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ...........................................................   16
      Comparative Indices .................................................   16
      Portfolio Managers ..................................................   16
   Glossary ...............................................................   17


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Most major U.S. stock indices were down for the six months ended April 30, 2001, as investors registered their concern about the ability of corporations to sustain their earnings growth in a slowing economy.

* Technology stocks, especially companies involved with telecommunications, computers and the Internet, were particularly hard hit over the period. Investors had earlier driven up their shares on the premise that future growth would be there in the form of ever-evolving new technologies, continued strong product demand, and an expanding economy.

* Meanwhile, companies in defensive areas attracted investors, and value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. Despite several interest rate cuts, stocks in general stumbled as the period progressed. Many investors, unable to gain much earnings visibility from corporate leaders, appeared to decide that equities were too risky to hold at any price.

GIFTRUST

* Giftrust declined 44.55% for the six months ended April 30, 2001. The fund's benchmark, the Russell 2000 Growth Index, fell 17.34%.

* Giftrust's short-term results mainly stem from a large concentration in technology businesses. Weakness in the technology sector was widespread, with the electrical equipment, semiconductor, and computer software industries all posting significant losses as corporations drastically reduced their technology spending.

* The combination of high energy prices and increased demand lifted many stocks in the electrical utility and oil services industries.

* Health care became Giftrust's largest sector weighting when the management team found growth characteristics displayed in companies throughout the sector.

* This aggressive fund will continue to follow its mandate of investing in businesses whose earnings and revenues appear to be growing at an accelerating rate with the objective of positioning the portfolio for the next upward swing.

[left margin]

                      GIFTRUST
                       (TWGTX)
       TOTAL RETURNS:         AS OF 4/30/01
          6 Months               -44.55%*
          1 Year                 -42.37%
       INCEPTION DATE:           11/25/83
       NET ASSETS:            $1.1 billion

*Not Annualized.

Investment terms are defined in the Glossary on pages 17-18.


2      1-800-345-2021


Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------
[photo of C. Kim Goodwin}
C. Kim Goodwin, chief investment officer,  U.S. growth equities

Equity investors will not soon forget the period covered by this report. After several years of blistering performance, most of the major stock indices posted losses for the six months ended April 30, 2001. In fact, that's a bit of an understatement since this timespan was inside one of the worst stretches in the stock market's history. We witnessed the statement, S&P 500 fall nearly 22% from its peak in March 2000, solidly in bear market territory. Meanwhile, the Nasdaq Composite Index was caught in the downturn in technology issues and fell nearly 63% from its March 2000 high, the worst performance on record for any broad index of American stocks.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve took hold. Technology companies were among the first to feel the effects, many of them connected either directly or indirectly with the Internet. Investors had awarded these New Economy businesses dizzying price-earnings ratios, seemingly convinced that any enterprise with ".com" in its name was a sure winner, and that there would be no pause in the build-out of the Internet. When the venture capital and public markets finally withdrew new funding for many of these companies with questionable business models, we saw a dramatic correction in all companies touched by the Internet mania. The economy's fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001. And in the wake of cascading negative earnings revisions, technology stocks in particular went into a free-fall.

     But while technology and other growth stocks fell several rungs, companies in defensive and consumer-oriented areas such as energy, utilities, consumer staples, financials and health care were back in demand. In addition, value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. This was especially true among smaller stocks. Ultimately, small-cap value stocks trounced every other equity category in 2000, and they have continued their march so far this year.

     2001 was only three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Three more rate cuts followed in the first quarter, but stocks stumbled nonetheless, as many investors, unable to gain insight from corporate leaders about their projected earnings, appeared to conclude that equities were too risky to hold at any price.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a bottoming in some industries. While the current downturn has been painful, there is a positive side. Investors now have more appropriate expectations and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001
S&P 500            -12.07%
S&P MIDCAP 400      -1.40%
RUSSELL 2000        -1.77%

Source: Lipper Inc.
These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

              S&P 500   S&P Mid-Cap 400    Russell 2000
10/31/2000     $1.00         $1.00            $1.00
11/30/2000     $0.92         $0.92            $0.90
12/31/2000     $0.93         $1.00            $0.97
1/31/2001      $0.96         $1.02            $1.03
2/28/2001      $0.87         $0.96            $0.96
3/31/2001      $0.82         $0.89            $0.91
4/30/2001      $0.88         $0.99            $0.98


                                                  www.americancentury.com      3


Giftrust--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF APRIL 30, 2001

                       GIFTRUST    RUSSELL 2000
                                     GROWTH
6 MONTHS(1)             -44.55%     -17.34%
1 YEAR                  -42.37%     -25.85%
===============================================
AVERAGE ANNUAL RETURNS
3 YEARS                 -1.00%       -1.69%
5 YEARS                 -0.65%        3.37%
10 YEARS                14.29%        9.42%
LIFE OF FUND(2)         15.40%        7.89%(3)

(1) Returns for periods less than one year are not annualized.

(2) Fund's Inception date was 11/25/83

(3) Since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 16-17 for information about the Russell 2000 Growth Index and returns

[mountain chart data below]

GROWTH OF $10,000 OVER 10 YEARS
               Giftrust       Russell 2000
                                 Growth
4/30/1991      $10,000          $10,000
4/30/1992      $12,979          $11,342
4/30/1993      $16,328          $12,011
4/30/1994      $21,200          $13,758
4/30/1995      $28,035          $14,959
4/30/1996      $39,293          $20,845
4/30/1997      $28,653          $18,022
4/30/1998      $39,185          $25,898
4/30/1999      $30,949          $24,922
4/30/2000      $65,976          $32,742
4/30/2001      $38,027          $24,606

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

[bar chart data below]

                 Giftrust   Russell 2000
                              Growth
4/30/1992         29.79%       13.42%
4/30/1993         25.80%        5.90%
4/30/1994         29.84%       14.54%
4/30/1995         32.24%        8.73%
4/30/1996         40.16%       39.35%
4/30/1997        -27.08%      -13.54%
4/30/1998         36.76%       43.70%
4/30/1999        -21.02%       -3.77%
4/30/2000        113.18%       31.38%
4/30/2001        -42.37%      -24.85%


4      1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
[photo of Tom Telford, Chris Boyd, and John Seitzer]
     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the Giftrust investment team.

HOW DID GIFTRUST PERFORM FOR THE SIX MONTHS ENDING APRIL 30, 2001?

     Giftrust was down 44.55% for the period, which spanned one of the worst stretches in the stock market's history. The decline was especially severe for technology-oriented businesses, which are often heavily represented in this aggressive common stock fund. The fund's benchmark, the Russell 2000 Growth Index, fell 17.34%, while the Nasdaq Composite, where many technology businesses are listed, was down 37.10%.

     Our disappointing short-term results mainly stem from a large concentration in technology businesses that the fund carried into the period following strong performance over the previous year--a 63% return over the 12 months ending last October. In retrospect, the economy's slowdown since October 31 was more sudden and grave than anticipated, as was the reaction by investors toward the types of growth stocks on which Giftrust focuses.

     We entered 2001 confident that we held some of the best long-term growth stories in American industry, many of them in exciting technology pursuits connected with computers, communications and the Internet. We felt that, even in a slowing economy, growth-oriented investors would continue to gravitate toward the types of companies we try to own--businesses whose earnings and revenues are growing at a steadily increasing, or accelerating, pace.

     Our confidence in that scenario seemed justified in early January when the Federal Reserve lowered interest rates in a surprise move that sparked a rally in technology issues. As the period progressed, though, companies in and out of technology continued to warn of slower growth and lower profits. The speed and magnitude at which tech businesses' outlooks changed was unprecedented. For example, computer chipmaker Elantec Semiconductor was among the many businesses experiencing a sudden slowdown. Elantec was one of our ten largest holdings at the start of the period. In January, the company announced record revenue for 2000 and projected a profitable 2001. One month later, at the end of February, Elantec drastically reduced its earnings forecasts as customers cancelled orders for chips due to weak sales of personal computers and other equipment. It was virtually the same story for the great majority of our larger technology holdings. Communications chip manufacturer PMC-Sierra, another former top-10 holding, and Power-One, a provider of power-conversion products for telecommunications equipment, saw their business dry up with such customers as Cisco Systems. Elantec, PMC and Power-One were all eliminated from the portfolio as our technology weighting fell from 61% of the fund's assets at the beginning of the period to 18% at the end. Still, even as we unwound our technology positions, the fund bore the brunt of the flight out of

[right margin]

"OUR DISAPPOINTING SHORT-TERM RESULTS MAINLY STEM FROM A LARGE CONCENTRATION IN TECHNOLOGY BUSINESSES THAT THE FUND CARRIED INTO THE PERIOD FOLLOWING STRONG PERFORMANCE OVER THE PREVIOUS YEAR..."

PORTFOLIO AT A GLANCE
                                   4/30/01          10/31/00
NO. OF EQUITY SECURITIES            87                79
P/E RATIO                          41.1              54.7
MEDIAN MARKET                      $2.82             $4.23
CAPITALIZATION                    BILLION           BILLION
WEIGHTED AVERAGE                   $6.69             $9.91
MARKET CAPITALIZATION             BILLION           BILLION
PORTFOLIO TURNOVER                84%(1)            92%(2)
EXPENSE RATIO (FOR
INVESTOR CLASS)                  1.00%(3)            1.00%

(1)    Six months ended 4/30/01.

(2)    Year ended 10/31/00.

(3)    Annualized.


Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com      5


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)


growth companies that investors made over the period in response to uncertainties about the economy and corporate earnings.

AS YOU REPOSITIONED THE PORTFOLIO, WHERE DID YOUR SEARCH FOR COMPANIES WITH ACCELERATING GROWTH TAKE YOU?

     When we closed our books, health care companies, especially drug companies and providers of medical services, had replaced technology firms as our largest sector weighting at approximately 30% of assets. We found the growth characteristics we look for in businesses throughout the sector.

     The potential growth of biotechnology firms involved in genomics--the analysis and manipulation of genetic information--is especially impressive. This is a compelling new field that could result in a surge in the number of drugs that can be developed. Because of the potential for acceleration in this rea, we maintained Protein Design Labs (PDL) as one of our largest holdings. PDL's patents enable the development of new generations of drugs that enhance the immune system's natural responses to prevent diseases. Unfortunately, the market's downturn affected even fundamentally sound companies like PDL.

     Recent legislative changes at the federal level have increased pricing flexibility for hospital providers. We are especially attracted to regional hospital providers that have been successful in their niche markets. One of our largest holdings, Health Management Associates (HMA), is the premier operator of acute care hospitals in the rural Southeast and Southwest.

WERE THERE SECTORS OR STOCKS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?

     Our position in the electrical utility industry produced positive results. The combination of high energy prices and increased demand benefited Calpine Corp., whose shares advanced 44% during the period, making it one of Giftrust's top contributors. Based in San Jose, the company began adding power plants and buying natural gas reserves before California's energy shortage became widely known and energy prices skyrocketed. With the spotlight on the burgeoning demand for electricity, Calpine, the nation's fastest growing independent power company, appears well positioned for strong earnings growth in the coming years

     Similarly, our investments in oil service providers such as Weatherford International, Inc. and Noble Drilling benefited from higher oil and natural gas prices. The major oil exploration companies have increased exploration and production to meet demand, which bodes well for the firms that provide the equipment and services for these activities. Giftrust's top contributor, Weatherford, was up 59% for the six months.

     In financials, our investment in life and health insurer Conseco was another bright spot. Rising earnings in several of the company's business units and a restructuring of its financial subsidiary is helping Conseco reduce its debt and regain profitability.

     The continued strength in consumer spending also helped some of Giftrust's holdings. A slowing economy usually hurts retail sales, and this certainly was the case late last year. However, consumers began spending again after the Federal Reserve started cutting interest rates, which boosted optimism that the

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                               AS OF              AS OF
                             04/30/01           10/31/00
PROTEIN DESIGN
     LABS, INC.                4.7%                3.6%
CALPINE CORP.                  4.5%                2.8%
BIOVAIL CORP.
     INTERNATIONAL             3.0%                1.7%
HEALTH MANAGEMENT
     ASSOCIATES, INC.          3.0%                1.5%
WEATHERFORD
     INTERNATIONAL, INC.       3.0%                1.0%
NOBLE DRILLING CORP.           2.3%                 -
SHIRE PHARMACEUTICALS
     GROUP PLC ADR             1.9%                0.8%
TAIWAN SEMICONDUCTOR
     MANUFACTURING CO.
     LTD. ADR                  1.9%                 -
HUMAN GENOME
     SCIENCES, INC.            1.8%                1.4%
TEVA PHARMACEUTICAL
     INDUSTRIES LTD. ADR       1.6%                 -

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                                AS OF             AS OF
                               4/30/01          10/31/00
DRUGS                          19.0%              16.3%
OIL SERVICES                    9.5%               5.2%
COMPUTER SOFTWARE               6.2%              18.8%
MEDICAL PROVIDERS
     & SERVICES                 6.6%               1.5%
MEDIA                           5.5%                -


6          1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                   (Continued)

economy would eventually turn around. Best Buy, the country's largest electronics retailer, was one holding that profited from revived consumer spending, mostly on demand for its digital products. Best Buy continued to post healthy profits and gain market share in a difficult market environment.

WHAT ARE YOUR THOUGHTS AS YOU LOOK TOWARD THE SECOND HALF OF 2001?

     First of all, no one likes to see his or her fund decline, and we share our investors' frustration. The three of us have invested in Giftrust for members of our families--indeed, American Century employees have placed substantial amounts in Giftrust over the fund's 18-year history. We are well aware of the trust that people place in American Century when they make this unique investment.

     Looking forward, we intend to continue to closely follow this aggressive fund's mandate of investing in businesses whose earnings and revenues appear to be growing at an accelerating pace. As we do in both good and challenging times, we are incorporating new tools to help us in that regard.

     We've been through previous steep market corrections in which high-growth companies like those held by Giftrust have suffered disproportionately. As in those instances, our job is to ensure that Giftrust's portfolio is filled with growing companies when investors again focus on businesses with solid earnings and revenues. We plan to continue searching for those companies.

[right margin]

[pie charts]

TYPES OF INVESTMENTS IN THE PORTFOLIO
====================================================
                               AS OF APRIL 30, 2001
U.S. COMMON STOCKS
& EQUITY FUTURES                   86.7%
FOREIGN STOCKS                     11.5%
----------------------------------------------------
TOTAL EQUITY EXPOSURE              98.2%
TEMPORARY CASH                      1.8%

=======================================================
                               AS OF OCTOBER 31, 2000
U.S. COMMON STOCKS
& EQUITY FUTURES                       81.1%
FOREIGN STOCKS                          9.5%
-------------------------------------------------------
TOTAL EQUITY EXPOSURE                  90.6%
TEMPORARY CASH                          9.4%


                                                  www.americancentury.com      7



Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
APRIL 30, 2001 (UNAUDITED)

Shares                        ($ in Thousands)                  Value
--------------------------------------------------------------------------------
COMMON STOCKS - 85.7%

COMPUTER HARDWARE &  BUSINESS MACHINES - 1.8%
                  411,300  Apple Computer, Inc.(1)              $      10,496
                  193,300  Mercury Computer Systems, Inc.(1)            9,815
                                                                ----------------
                                                                       20,311
                                                                ----------------
COMPUTER SOFTWARE - 6.2%
                  187,683  BEA Systems, Inc.(1)                         7,668
                  120,900  Check Point Software
                              Technologies Ltd.(1)                      7,583
                  678,700  Compuware Corp.(1)                           6,974
                  233,375  Gemstar - TV Guide
                              International, Inc.(1)                    9,689
                  215,600  Informatica Corp.(1)                         5,441
                  152,900  Macrovision Corp.(1)                         8,735
                   90,400  Mapinfo Corp.(1)                             2,845
                  193,700  Mercury Interactive Corp.(1)                12,810
                  597,800  Network Associates Inc.(1)                   6,597
                                                                ----------------
                                                                       68,342
                                                                ----------------
CONSTRUCTION & REAL PROPERTY - 0.5%
                  175,500  Insituform Technologies, Inc. Cl A(1)        6,029
                                                                ----------------
CONSUMER DURABLES - 0.5%
                  476,700  Pier 1 Imports, Inc.                         5,291
                                                                ----------------
DEPARTMENT STORES - 1.0%
                  430,100  Family Dollar Stores, Inc.                  10,972
                                                                ----------------
DRUGS - 19.0%
                  203,000  Abgenix, Inc.(1)                             7,614
                  255,300  Albany Molecular Research Inc.(1)            8,065
                  858,400  Biovail Corp. International(1)              33,717
                  221,400  Cephalon, Inc.(1)                           14,129
                    3,800  CIMA Labs Inc.(1)                              213
                  240,500  COR Therapeutics, Inc.(1)                    7,440
                  283,200  Enzon, Inc.(1)                              16,879
                  311,600  Human Genome Sciences, Inc.(1)              20,013
                  175,900  IDEC Pharmaceuticals Corp.(1)                8,655
                   79,400  Millennium Pharmaceuticals, Inc.(1)          2,911
                  806,100  Protein Design Labs, Inc.(1)                51,706
                  431,600  Shire Pharmaceuticals
                              Group PLC ADR(1)                         21,539
                  328,900  Teva Pharmaceutical
                              Industries Ltd. ADR                      17,910
                                                               -----------------
                                                                      210,791
                                                               -----------------
ELECTRICAL EQUIPMENT - 4.6%
                  176,300  C-Mac Industries Inc.(1)                     5,694
                   66,800  Coherent, Inc.(1)                            2,622
                   94,800  Comverse Technology, Inc.(1)                 6,493
                  174,600  Emcore Corp.(1)                              7,247
                  293,100  Jabil Circuit, Inc.(1)                       8,512
                  246,500  McData Corp. Cl A(1)                         5,631
                  566,200  Thermo Electron Corp.(1)                    14,925
                                                               -----------------
                                                                       51,124
                                                               -----------------
Shares              ($ in Thousands)                                    Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES - 4.5%
                  876,400  Calpine Corp.(1)           $                49,946
                                                               -----------------
FINANCIAL SERVICES - 1.1%
                  245,800  BISYS Group, Inc. (The)(1)                  11,851
                                                               -----------------
GROCERY STORES - 0.9%
                  291,200  Albertson's Inc.                             9,726
                                                               -----------------
HEAVY ELECTRICAL EQUIPMENT - 0.5%
                  247,300  Active Power Inc.(1)                         5,515
                                                              ------------------
INDUSTRIAL PARTS - 1.4%
                  204,300  Capstone Turbine Corp.(1)                    5,985
                    7,400  Pentair, Inc.                                  228
                  170,600  Shaw Group Inc. (The)(1)                     9,724
                                                              ------------------
                                                                       15,937
                                                              ------------------
INDUSTRIAL SERVICES - 1.6%
                  249,200  Edison Schools Inc.(1)                       4,797
                  364,500  Hanover Compressor Company(1)               13,268
                                                               -----------------
                                                                       18,065
                                                               -----------------
INFORMATION SERVICES - 2.5%
                  239,600  DiamondCluster Inernational, Inc.(1)         4,443
                  220,100  Sapient Corp.(1)                             2,963
                  346,200  SmartForce Plc ADR(1)                       12,462
                  157,800  TMP Worldwide Inc.(1)                        7,611
                                                               -----------------
                                                                       27,479
                                                               -----------------
INTERNET - 1.4%
                  195,400  Internet Security Systems(1)                 9,748
                  160,500  Netegrity Inc.(1)                            6,412
                                                               -----------------
                                                                       16,160
                                                               -----------------
INVESTMENT TRUSTS - 1.4%
                  349,000  Nasdaq 100-Index Tracking Stock(1)          16,106
                                                               -----------------
LIFE & HEALTH INSURANCE - 1.0%
                  571,800  Conseco Inc.                                10,881
                                                               -----------------
MEDIA - 5.5%
                  819,900  Charter Communications, Inc.(1)             17,553
                  279,600  Cox Communications, Inc. Cl A(1)            12,725
                  123,700  Cox Radio Inc. Cl A(1)                       3,191
                  304,100  Emmis Communications Corp. Cl A(1)           7,764
                  117,100  Entercom Communications Corp.(1)             5,342
                  437,400  Radio One, Inc.(1)                           8,217
                  231,800  Westwood One, Inc.(1)                        6,085
                                                               -----------------
                                                                       60,877
                                                               -----------------
MEDICAL PRODUCTS & SUPPLIES - 4.5%
                  765,100  Apogent Technologies Inc.                   17,597
                  481,300  Becton Dickinson & Co.                      15,570
                  247,400  Biomet Inc.                                 10,573
                  117,800  Waters Corp.(1)                              6,149
                                                               -----------------
                                                                       49,889
                                                               -----------------


8      1-800-345-2021                          See Notes to Financial Statements


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)
Shares                        ($ in Thousands)                           Value
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 6.6%
                   57,900  Accredo Health Inc.(1)                $     1,975
                1,854,300  Health Management Associates, Inc.(1)      33,230
                  133,800  LifePoint Hospitals Inc.(1)                 4,636
                  153,300  Priority Healthcare Corp. Cl B(1)           5,333
                  583,000  Province Healthcare Co.(1)                 14,980
                  349,300  Quintiles Transnational Corp.(1)            7,180
                  452,500  Select Medical Corp.(1)                     5,984
                                                                 ---------------
                                                                      73,318
                                                                 ---------------
MOTOR VEHICLES & PARTS - 1.6%
                  332,100  Delphi Automotive Systems                   4,948
                  142,100  Gentex Corp.(1)                             3,838
                  142,800  Lear Corporation(1)                         5,141
                  371,700  Tower Automotive, Inc.(1)                   3,940
                                                                  --------------
                                                                      17,867
                                                                  --------------
OIL SERVICES - 9.5%
                  423,500  ENSCO International Inc.                   16,474
                  511,900  Global Marine Inc.(1)                      14,717
                  401,500  National-Oilwell, Inc.(1)                  15,879
                  515,800  Noble Drilling Corp.(1)                    25,016
                  563,400  Weatherford International, Inc.(1) (2)     32,808
                                                                  --------------
                                                                     104,894
                                                                  --------------
SEMICONDUCTOR - 4.1%
                  290,700  Alpha Industries, Inc.(1)                   7,144
                  225,800  Chartered Semiconductor
                              Manufacturing ADR(1)                     7,239
                  228,400  RF Micro Devices, Inc.(1)                   6,709
                  884,000  Taiwan Semiconductor Manufacturing
                              Co. Ltd. ADR(1)                         21,429
                   69,100  Teradyne, Inc.(1)                           2,729
                                                                  --------------
                                                                      45,250
                                                                  --------------
SPECIALTY STORES - 4.0%
                  175,300  Bed Bath & Beyond Inc.(1)                   4,965
                  309,300  Best Buy Co., Inc.(1)                      17,028
                  381,500  CDW Computer Centers, Inc.(1)              15,422
                  262,800  Linens 'n Things, Inc.(1)                   7,098
                                                                  --------------
                                                                      44,513
                                                                  --------------
TOTAL COMMON STOCKS                                                  951,134
                                                                  --------------
  (Cost $802,221)
                              ($ in Thousands)                 Value
-------------------------------------------------------------------------------
 TEMPORARY CASH INVESTMENTS -
===============================================================================
 SEGREGATED FOR FUTURES* - 12.5%
       Repurchase Agreement, Merrill Lynch & Co., Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 4.45%, dated 4/30/01,
          due 5/1/01 (Delivery value $54,107)                    $     54,100
       Repurchase Agreement, Morgan Stanley
          Group, Inc., (U.S. Treasury obligations), in a joint
          trading account at 4.45%, dated 4/30/01,
          due 5/1/01 (Delivery value $50,406)                          50,400
       Repurchase Agreement, State Street
          Boston Corp., (U.S. Treasury obligations), in a
          joint trading account at 4.47%, dated 4/30/01,
          due 5/1/01 (Delivery value $34,057)                          34,053
                                                                 ---------------
TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                                138,553
                                                                 ---------------
  (Cost $138,553)
===============================================================================
TEMPORARY CASH INVESTMENTS - 1.8%
    Repurchase Agreement, State Street
       Boston Corp., (U.S. Treasury obligations), in a
       joint trading account at 4.47%, dated 4/30/01,
       due 5/1/01 (Delivery value $20,049)                             20,047
                                                                 ---------------
       (Cost $20,047)
TOTAL INVESTMENT SECURITIES - 100.0%                               $1,109,734
                                                                ================
  (Cost $960,821)
===============================================================================
 EQUITY FUTURES CONTRACTS*
                                               ($ in Thousands)
                            Expiration         Underlying Face       Unrealized
          Purchased            Date            Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
         144 Russell           June
        2000 Futures           2001               $ 35,028             $(219)

           404 S&P             June
         400 Futures           2001                103,525               33
                                         ---------------------------------------
                                                  $138,553             $(186)
                                         =======================================


*Equity futures contracts typically are based on a stock index, such as the Russell 2000 or the S&P MidCap 400, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


See Notes to Financial Statements                 www.americancentury.com      9



Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS                                  (In Thousands Except Per-Share Amounts)

Investment securities, at value
(identified cost of $960,821) (Note 3) ........................     $   951,134
Repurchase Agreements .........................................         158,600
Cash ..........................................................             240
Receivable for investments sold ...............................          18,661
Receivable for variation margin on futures contracts ..........             417
Dividends and interest receivable .............................             109
                                                                    -----------
                                                                      1,129,161
                                                                    -----------

LIABILITIES
Payable for investments purchased .............................          20,754
Accrued management fees (Note 2) ..............................             834
Payable for directors' fees and expenses ......................               1
Accrued expenses and other liabilities ........................               6
                                                                    -----------
                                                                         21,595
                                                                    -----------
Net Assets ....................................................     $ 1,107,566
                                                                    ===========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................         200,000
                                                                    ===========
Outstanding ...................................................          62,074
                                                                    ===========
Net Asset Value Per Share .....................................     $     17.84
                                                                    ===========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................     $ 1,326,469
Undistributed net investment income ...........................             312
Accumulated net realized loss on investment transactions ......        (367,942)
Net unrealized appreciation on investments (Note 3) ...........         148,727
                                                                    -----------
                                                                    $ 1,107,566
                                                                    ===========


10          1-800-345-2021                  See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------
This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

 FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
INVESTMENT INCOME                                               (In Thousands)
Income:
Interest .......................................................      $   7,098
Dividends ......................................................            211
                                                                      ---------
                                                                          7,309
                                                                      ---------
Expenses: (Note 2):
Management fees ................................................          6,991
Directors' fees and expenses ...................................              6
                                                                      ---------
                                                                          6,997
                                                                      ---------
Net investment income ..........................................            312
                                                                      ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions ...................       (364,197)
Change in net unrealized appreciation on investments ...........       (581,059)
                                                                      ---------

Net realized and unrealized loss on investments ................       (945,256)
                                                                      ---------

Net Decrease in Net Assets Resulting from Operations ...........      $(944,944)
                                                                      =========


See Notes to Financial Statements               www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets
                                                                         2001          2000
OPERATIONS                                                                 (In Thousands)
Net investment income (loss) ......................................  $       312   $   (15,008)
Net realized gain (loss) on investment transactions ...............     (364,197)      531,228
Change in net unrealized appreciation on investments ..............     (581,059)      275,993
                                                                     -----------   -----------
Net increase (decrease) in net assets resulting from operations ...     (944,944)      792,213
                                                                     -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ................     (410,854)         --
                                                                     -----------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........................................       32,215       103,094
Proceeds from reinvestment of distributions .......................      410,514          --
Payments for shares redeemed ......................................      (65,438)      (59,503)
                                                                     -----------   -----------
Net increase in net assets from capital share transactions ........      377,291        43,591
                                                                     -----------   -----------
Net increase (decrease) in net assets .............................     (978,507)      835,804

NET ASSETS
Beginning of period ...............................................    2,086,073     1,250,269
                                                                     -----------   -----------
End of period .....................................................  $ 1,107,566   $ 2,086,073
                                                                     ===========   ===========

Undistributed net investment income ...............................  $       312          --

TRANSACTIONS IN SHARES OF THE FUND
Sold ..............................................................        1,424         2,487
Issued in reinvestment of distributions ...........................       17,162          --
Redeemed ..........................................................       (4,238)       (1,409)
                                                                     -----------   -----------
Net increase ......................................................       14,348         1,078
                                                                     ===========   ===========


12     1-800-345-2021                          See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Giftrust (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, totaled $971,466,681 and $1,020,046,535, respectively.

    At April 30, 2001, accumulated net unrealized appreciation on investments was $145,201,555, based on the aggregate cost of investments for federal income tax purposes of $964,532,828, which consisted of unrealized appreciation of $195,561,958 and unrealized depreciation of $50,360,403.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


14      1-800-345-2021


Giftrust--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                            2001(1)         2000         1999         1998       1997         1996
======================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $   43.71       $   26.80    $   16.85    $   25.46  $   25.79    $   25.63
                                          ---------       ---------    ---------    ---------  ---------    ---------
Income From Investment Operations
  Net Investment Income (Loss)(2) ......       0.01           (0.32)       (0.14)       (0.12)     (0.18)       (0.20)
  Net Realized and Unrealized Gain (Loss
  on Investment Transactions ...........     (17.30)          17.23        10.09        (7.74)      0.63         2.46
                                          ---------       ---------    ---------    ---------  ---------    ---------
  Total From Investment Operations .....     (17.29)          16.91         9.95        (7.86)      0.45         2.26
                                          ---------       ---------    ---------    ---------  ---------    ---------
Distributions
  From Net Investment Income ...........       --              --           --          (0.75)     (0.78)       (2.10)
  From Net Realized Gains on
  Investment Transactions ..............      (8.58)           --           --          --(3)       --           --
                                          ---------       ---------    ---------    ---------  ---------    ---------
  Total Distributions ..................      (8.58)           --           --          (0.75)     (0.78)       (2.10)
                                          ---------       ---------    ---------    ---------  ---------    ---------
Net Asset Value, End of Period .........  $   17.84       $   43.71    $   26.80    $   16.85  $   25.46    $   25.79
                                          =========       =========    =========    =========  =========    =========
  Total Return(4) ......................     (44.55)%         63.10%       59.05%      (31.55)%     1.95%        9.72%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...........................       1.00%(5)        1.00%        1.00%        1.00%      1.00%        0.98%
Ratio of Net Investment Income (Loss)
to Average Net Assets ..................       0.04%(5)       (0.75)%      (0.66)%      (0.54)%    (0.74)%      (0.80)%
Portfolio Turnover Rate ................         84%             92%         117%         147%       118%         121%
Net Assets, End of Period (in millions)   $   1,108       $   2,086    $   1,250    $     757  $   1,024    $     866

(1) Six months ended April 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.


See Notes to Financial Statements              www.americancentury.com        15


Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or your spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
  Giftrust
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA


16      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.


* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


18      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX:
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[graphic of men rowing boat]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

American Century Investments                                    PRSRT STD
P.O. Box 419200                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES



                                    American Century Investment Services, Inc.
                                   (c)2001 American Century Services Corporation
0106
SH-SAN-25493

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Balanced


April 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Weakness in the U.S. economy deflated equities and generally boosted bonds in the six months ended April 30, 2001. The sharp divergence in financial markets provides an excellent reminder of the value of taking a diversified, long-term approach to investing, like the one employed by the American Century Balanced fund. The fund's management team reviews the investment climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), will become the subsidiary's chairman.

     While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of investment managers.

     Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. This diversification strategy has helped us provide more options for investors with widely divergent risk tolerances, goals, and financial resources.

     Randall Merk, currently a senior vice president and CIO for American Century's fixed-income discipline, will succeed Bob as ACIM president and CIO. As the company's top investment management executive, Randy will be responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who currently oversees all of American Century's municipal and money market portfolios, will assume Randy's role as CIO for fixed income. Dave will be responsible for portfolio management and research for all the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
BALANCED
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Types of Investments ...................................................    5
   Top Ten Stock Holdings .................................................    6
   Top Five Stock Industries ..............................................    6
   Fixed-Income Portfolio .................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statement of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   21
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   24
   Background Information
      Investment Philosophy
         and Policies .....................................................   25
      Comparative Indices .................................................   25
      Investment Team
         Leaders ..........................................................   25
      Bond Credit Rating
         Guidelines .......................................................   25
   Glossary ...............................................................   26


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During the six months ended April 30, 2001, the economy slowed dramatically, leading to higher bond prices and lower stock prices.

* The Federal Reserve aggressively cut interest rates to stimulate the deteriorating economy.

* Poor corporate earnings and an atmosphere of uncertainty led to a move away from growth stocks and into value shares. As a result, value stocks held their ground as growth stocks plummeted.

* Bonds rallied--interest rate cuts and the uncertain economy boosted prices. Corporate and agency securities led the pack, while Treasurys lagged.

FUND PERFORMANCE

* Balanced's negative return was largely due to weakness in stocks. In a reversal of years past, bonds provided the growth, while stocks dragged on the fund's absolute return.

* Balanced outperformed its benchmark index (60% S&P 500, 40% Lehman Aggregate Bond Index). The fund's stock portfolio was responsible for the fund's outperformance--it held its value better than the S&P 500, while the bond portfolio lagged the Lehman index.

BALANCED'S STOCK PORTFOLIO

* The fund didn't fall as far as the S&P 500, thanks to the management team's decision to slightly overweight defensive, value-oriented stocks, and underweight technology shares.

* Energy stocks contributed positive returns to the portfolio, as did consumer-based and economically sensitive shares.

* Despite the underweight position in technology shares, the tech sector still detracted most from the stock portfolio and the fund's overall return.

BALANCED'S BOND PORTFOLIO

* The bond portfolio posted an exceptional return that's unlikely to be repeated in the near future.

*   Performance lagged the Lehman index because of sector weightings.

* Holding overweight positions in non-Treasury bonds helped the portfolio's relative return.

OUTLOOK

*   We think the Federal Reserve is near the end of its rate-cutting cycle.

* The Fed's aggressive rate cuts could stimulate economic growth in the second half of the year, though we think growth will remain sluggish overall.

* We think those conditions could limit bond returns if investors begin to fear future inflation. In addition, stocks could advance if investors are willing to look past weak profits in anticipation of a future rebound.

[left margin]

                      BALANCED(1)
                       (TWBIX)
       TOTAL RETURNS:          AS OF 4/30/01
          6 Months                    -4.29%(2)
          1 Year                      -4.25%
       30-DAY SEC YIELD:               2.23%
       INCEPTION DATE:              10/20/88
       NET ASSETS:            $799.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 26-27.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

PERFORMANCE OVERVIEW

     For the six months ended April 30, 2001, some sectors of the U.S. stock market suffered steep declines as economic weakness and extremely high equity valuations proved to be a vicious combination.

     In contrast, sluggish economic growth and falling interest rates provided a favorable climate for U.S. bonds. The Lehman Brothers Aggregate Bond Index's return was 6.22%, well above its historical six-month average. By comparison, the S&P 500 stock index fell 12.07%.

ECONOMIC OVERVIEW

     After nearly a decade of sustained expansion, the economy ran out of gas in late 2000. By the end of last year, the manufacturing and technology sectors had slowed dramatically, consumer confidence was near a two-year low, and companies increasingly warned of shrinking profits. The Federal Reserve (the Fed) responded with four interest rate cuts in the first four months of 2001 to try to revive the economy.

U.S. STOCKS: PAIN

     Despite short-lived rallies in January and April, most stocks finished the period lower as weak economic reports and poor corporate earnings took their toll. The shortfall in revenues and earnings caused a dramatic shift from growth stocks to value-oriented, defensive sectors. The S&P 500/BARRA Value Index--the value half of the S&P 500--declined less than a half percent, while the S&P 500/BARRA Growth Index, the growth portion of the index, plummeted 23%.

     Not surprisingly, technology fell more than any other sector of the S&P
500. The health care sector finished lower on valuation concerns, while other relatively defensive sectors like energy and utilities fared better, profiting from higher energy prices. Despite Fed rate cuts, the financial sector declined in absolute terms due to mounting concerns over loan quality.

U.S. BONDS: GAIN

     The major investment-grade bond sectors staged an impressive rally during the period, with corporate bonds leading the pack and Treasurys lagging behind. Short-term Treasurys were an exception--they rallied as investors bet on Fed rate cuts by buying short-term securities, while others saw short Treasurys as a good place to hide from falling stock prices.

     As the Fed cut rates, bond investors' appetites for risk increased, triggering demand for higher-yielding non-Treasury sectors. As a result, corporate bonds were the best performing investment-grade bond sector, followed by government agency and mortgage-backed securities.

[right margin]

"AFTER NEARLY A DECADE OF SUSTAINED EXPANSION, THE ECONOMY RAN OUT OF GAS IN LATE 2000."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED APRIL 30, 2001
   S&P 500                                -12.07%
   S&P MIDCAP 400                          -1.40%
   S&P SMALLCAP 600                         1.18%

U.S. BOND RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001
   LEHMAN AGGREGATE BOND INDEX              6.22%
   Lehman Corporate Bond Index              7.22%
   Lehman Government Agency
      Bond Index                            6.47%
   Lehman Fixed-Rate Mortgage-Backed
      Securities Index                      6.10%
   Lehman Treasury Bond Index               5.13%

Source: Russell/Mellon Analytical, Lipper Inc., and Bloomberg Financial Markets


                                                 www.americancentury.com      3


Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                              INVESTOR CLASS                         ADVISOR CLASS           INSTITUTIONAL CLASS
                           (INCEPTION 10/20/88)                    (INCEPTION 1/6/97)         (INCEPTION 5/1/00)

                 BALANCED   BLENDED   S&P 500     LEHMAN           BALANCED   BLENDED         BALANCED   BLENDED
                             INDEX               AGGREGATE                     INDEX                       INDEX
                                                 BOND INDEX
========================================================================================================================
6 MONTHS(1)       -4.29%    -4.75%    -12.07%      6.22%            -4.41%    -4.75%           -4.19%     -4.75%
1 YEAR            -4.25%    -2.83%    -12.97%     12.39%            -4.49%    -2.83%             --         --
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.46%      5.80%      5.30%      6.54%             4.19%     5.80%             --         --
5 YEARS           9.56%     12.34%     15.56%      7.51%              --        --               --         --
10 YEARS          9.80%     12.28%     15.25%      7.82%              --        --               --         --
LIFE OF FUND     10.96%     12.65%(2)  15.53%(2)   8.34%(2)          8.29%    11.54%(3)        -4.79%     -2.83%

(1) Returns for periods less than one year are not annualized.

(2) Index data since 10/31/88, the date nearest the class's inception for which data are available.

(3) Index data since 12/31/96, the date nearest the class's inception for which data are available.

See pages 24-27 for information about share classes, indices, and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/01
S&P 500                 $41,359
Blended Index           $32,509
Balanced                $25,463
Lehman Aggregate
   Bond Index           $21,231

                                                            Lehman Aggregate
                Balanced     Blended Index      S&P 500        Bond Index
DATE             VALUE           VALUE           VALUE           VALUE
4/30/1991       $10,000         $10,000         $10,000         $10,000
4/30/1992       $11,650         $11,282         $11,403         $11,100
4/30/1993       $11,892         $12,506         $12,457         $12,572
4/30/1994       $12,854         $12,948         $13,119         $12,679
4/30/1995       $13,730         $14,683         $15,411         $13,606
4/30/1996       $16,134         $17,852         $20,067         $14,781
4/30/1997       $17,786         $21,050         $25,110         $15,828
4/30/1998       $22,341         $27,154         $35,422         $17,554
4/30/1999       $24,586         $31,390         $43,152         $18,655
4/30/2000       $26,592         $33,456         $47,523         $18,890
4/30/2001       $25,463         $32,509         $41,359         $21,231

$10,000 investment made 4/30/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended index are provided in the graph at left, while the blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                Balanced     Blended Index
DATE             RETURN         RETURN
4/30/1992        16.50%         12.82%
4/30/1993         2.08%         10.85%
4/30/1994         8.09%          3.53%
4/30/1995         6.81%         13.41%
4/30/1996        17.51%         21.58%
4/30/1997        10.24%         17.91%
4/30/1998        25.61%         29.01%
4/30/1999        10.05%         15.60%
4/30/2000         8.16%          6.58%
4/30/2001        -4.25%         -2.83%


4      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]   [Photo of Jeff Houston]

Equity team leader (left): Jeff Tyler
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the Balanced fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2001?

     The Balanced fund fell 4.29%, a better performance than the -4.75% return of its custom index (60% S&P 500, 40% Lehman Aggregate Bond Index).* As bonds dramatically outperformed stocks, the bond portfolio provided some outsized gains, while the stock portfolio weighed heavily on the fund's overall return. (See pages 3 and 4 for more market and fund performance information.)

WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

     Although the stock portfolio fell by about 11% for the period, it didn't fall as far as its benchmark, the S&P 500 (down 12.07%). The stock portfolio's outperformance came in a hostile market environment for growth investing--large-cap growth shares were down over 20% for the period, while large-cap value shares generally held their ground. Although Balanced's stock portfolio has a slight growth orientation, we added significant value by maintaining a cautious approach toward high-priced stocks and slightly overweighting defensive sectors.

WHAT WERE SOME OF THE STOCKS THAT BOOSTED THE FUND'S PERFORMANCE?

     Positive returns came from defensive industries like utilities and energy, as some investors looked to these undervalued shares as a place to hide from volatility in growth stocks. PP&L Resources (up 34%), an electricity generation company, boosted the fund's overall return as the electricity bottleneck in the Pacific Northwest increased profits for generation companies.

     Stock selection in the energy sector generated significant excess return relative to the S&P 500. Stubbornly high oil prices and strong demand led to robust earnings for large, diversified oil companies. We had overweight positions in companies like Amerada Hess (up 41%) and Occidental Petroleum (up 52%). The diversified nature of those companies--from oil exploration and drilling, to gas refining and distribution--can bring profits at many levels, while limiting the downside risk of a decline in oil prices.

     We also saw some strong perfomance from consumer-based and economically sensitive companies in the portfolio. These shares became attractive to many investors for two reasons. They had relatively low valuations after underperforming for most of last year, and the Federal Reserve's aggressive interest rate cuts made a relatively quick economic rebound more likely.

WHAT OTHER STOCKS ADDED VALUE TO  THE PORTFOLIO?

     IBM (up 17%) bucked the downward trend of the technology sector, reporting stronger results and a better outlook than many other tech companies. Shares of the retailing giant Wal-Mart (up 14%) also perked up in the last six months, as many investors were attracted to the stock's relatively low valuations and fairly predictable earnings.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                            AS OF APRIL 30, 2001
COMMON STOCKS                      60.5%
MORTGAGE- & ASSET-BACKED
   SECURITIES                      16.9%
CORPORATE BONDS                    10.8%
U.S. TREASURY SECURITIES            6.5%
U.S. GOVERNMENT AGENCY
   SECURITIES                       3.1%
OTHER                               2.2%

                           AS OF OCTOBER 31, 2000
COMMON STOCKS &
   EQUITY FUTURES                  60.2%
MORTGAGE- & ASSET-BACKED
   SECURITIES                      16.8%
CORPORATE BONDS                    12.9%
U.S. TREASURY SECURITIES            4.4%
U.S. GOVERNMENT AGENCY
   SECURITIES                       2.3%
OTHER                               3.4%

Investment terms are defined in the Glossary on pages 26-27.


                                                 www.americancentury.com      5


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT DETRACTED MOST FROM THE STOCK PORTFOLIO'S PERFORMANCE?

     Nearly all of the fund's negative return could be attributed to investments in technology shares. Excluding technology, the fund's advancing and declining stocks in other sectors pretty much cancelled each other out.

     Tech shares led the market and Balanced's stock portfolio for several years, but faltered late last year. Weakening demand for tech gear and the resulting inventory build-ups, as well as extremely high valuations, plagued the tech sector. Even the most successful industry leaders got caught up in the sell-off. Cisco (down 68%), Sun Microsystems (down 69%), EMC (down 56%), Intel (down 31%), and Oracle (down 51%) were the biggest detractors from both the fund and the S&P 500. The good news was that we maintained a slight underweight in the technology sector, so the fund only felt part of the S&P 500's tech-related decline.

LET'S SHIFT TO BALANCED'S BOND PORTFOLIO. HOW DID IT PERFORM?

     Favorable conditions in the U.S. bond market (see page 3) propelled the bond portfolio and its benchmark--the Lehman Brothers Aggregate Bond Index--to exceptional returns for the six-month period.

     The portfolio returned 5.21% and the index gained 6.22%. To put those numbers into perspective, investment-grade bonds typically average 6-7% returns for a full year, not just six months.

THE BOND PORTFOLIO PERFORMED WELL IN ABSOLUTE TERMS, BUT WHY DID IT TRAIL THE BENCHMARK?

     Most of the performance disparity was due to the fund's overweights and underweights compared with the index. Going into the period, we were overweight corporates and underweight Treasurys because, in our opinion, corporates presented better relative values.

     In the fourth quarter, the economy deteriorated significantly, raising concerns of declining credit quality and corporate loan defaults. We responded to the changing economic conditions by reducing our corporate holdings, focusing on defensive sectors, and adding some Treasurys. That trade gave the portfolio a more conservative stance, less exposure to economic risk, and greater liquidity going into the uncertain environment.

     We also paid a premium for the liquidity of Treasurys during the stock market's sharp volatility. Because we rebalance the fund on a daily basis to maintain 60% of assets in stocks and 40% in bonds, we were generally selling bonds and buying stocks with the fund's assets. The rebalancing of the portfolio made Treasurys more important because they can be bought and sold easily and quickly in most market environments.

     Then, at the beginning of 2001, the Federal Reserve began aggressively cutting interest rates, increasing investors' hopes of a future economic rebound. As a result, corporates significantly outperformed other investment-grade bonds during the six months, as investors became more willing to take on additional risk for higher yields. The fund benefited from that rally because of its overweight in corporates and underweight in Treasurys, but our conservative trade in the fourth quarter of 2000 (corporates for Treasurys) weighed on the fund's return relative to the benchmark.

[left margin]

TOP TEN HOLDINGS
                           % OF EQUITY PORTFOLIO
                            AS OF        AS OF
                           4/30/01      10/31/00
GENERAL ELECTRIC CO.
   (U.S.)                   4.5%          4.5%
CITIGROUP INC.              3.8%          3.5%
MICROSOFT CORP.             2.9%          2.1%
PFIZER, INC.                2.7%          2.2%
TYCO INTERNATIONAL INC.     2.5%          0.9%
EXXON MOBIL CORP.           2.4%          0.9%
AOL TIME WARNER
   INC.(1)                  2.3%          1.1%
JOHNSON & JOHNSON           2.0%          1.6%
INTERNATIONAL BUSINESS
   MACHINES CORP.           1.9%          1.3%
VERIZON
   COMMUNICATIONS           1.9%          1.3%

(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 10/31/00 represents America Online, Inc. shares owned by the fund.

TOP FIVE INDUSTRIES
                           % OF EQUITY PORTFOLIO
                            AS OF        AS OF
                           4/30/01      10/31/00
DRUGS                       8.6%          7.8%
BANKS                       8.2%          7.6%
FINANCIAL SERVICES          7.3%          7.6%
ENERGY RESERVES &
   PRODUCTION               6.8%          5.5%
COMPUTER SOFTWARE           6.7%          7.4%


6
1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ELSE CAN YOU TELL US ABOUT THE FUND'S CORPORATE BONDS?

     We also did an excellent job of avoiding downgrades and defaults in our corporate holdings at a time when defaults were occurring at a record pace. Our corporate credit research team deserves recognition for helping us with that.

     The fund benefited from our decision to position its corporate bond holdings defensively. We increased their credit quality by selling a number of lower-quality bonds, such as those issued by telecommunications and technology companies, as well as bonds issued by firms that we believed were vulnerable to an economic downturn. We replaced them with high-quality bonds in defensive industries, such as financial services, health care, and utilities. We also shortened the duration (a measure of price volatility as interest rates change) of our corporate holdings.

HOW ABOUT YOUR MORTGAGE- AND ASSET-BACKED HOLDINGS, YOUR LARGEST FIXED-INCOME POSITION?

     It's important to point out that the asset-backed holdings included commercial mortgage-backed securities (CMBS). The CMBS position helped boost the portfolio's credit quality while maintaining relatively high yields. At the time we bought them, these high-quality AAA bonds had yields similar to single-A industrial (corporate) bonds.

     CMBS also helped reduce our exposure to prepayments while still owning mortgage securities--CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND FINANCIAL MARKETS?

     Taking into account the economy's resiliency and how far and fast short-term interest rates have fallen this year, it seems likely that the Fed is nearing the end of its rate-cutting cycle. We appear to be entering a period of relative interest rate stability and slow economic growth, barring any major shocks to the system. Corporate profits will probably suffer through the rest of this year, but the stock market may have a chance to advance if investors look past the current weakness and begin to anticipate an economic rebound.

WHAT ARE YOUR PLANS FOR BALANCED GOING FORWARD?

     Of course, we'll continue with business as usual, maintaining roughly 60% of the fund in stocks and 40% in bonds. On the equity side, we'll make decisions based on our quantitative computer models, while looking to add value by identifying market themes and company-specific developments. Considering the highly uncertain economic situation, we'll continue to look for companies that display solid results, rather than promises of future growth. We feel more comfortable with a cautious approach toward high-priced stocks, and a strong consideration for the downside risk of any company we buy.

     On the bond side, given how much bonds have rallied since the first quarter of 2000 and how the interest rate environment has changed this year, we don't expect bonds to repeat the big price gains we saw in 2000 and early 2001. Going forward, we expect the biggest part of bond performance to come from income, not price appreciation. That's why we're currently favoring higher-yielding securities such as mortgage-backeds and corporates.

[right margin]

"THE BOND PORTFOLIO PROVIDED SOME OUTSIZED GAINS, WHILE THE STOCK PORTFOLIO WEIGHED HEAVILY ON THE FUND'S OVERALL RETURN."

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITVITY TO INTEREST RATES
                             AS OF        AS OF
                            4/30/01      10/31/00
WEIGHTED AVERAGE
   MATURITY                 8.0 YRS      8.1 YRS
DURATION                    4.7 YRS      4.9 YRS

PORTFOLIO CREDIT QUALITY
                         % OF FIXED-INCOME PORTFOLIO
                             AS OF        AS OF
                            4/30/01      10/31/00
AAA                           72%          67%
AA                             1%          --
A                             10%          15%
BBB                           15%          14%
BB                             2%           4%

Investment terms are defined in the Glossary on pages 26-27.


                                                 www.americancentury.com      7


Balanced--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                             ($ in Thousands)                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.5%
AIRLINES(1)
                    7,400  Delta Air Lines Inc.                         $    326
                                                                        --------
ALCOHOL -- 0.3%
                   65,300  Anheuser-Busch Companies, Inc.                  2,611
                                                                        --------
BANKS -- 5.0%
                   45,200  Bank of America Corp.                           2,531
                   67,600  Bank of New York Co., Inc. (The)                3,394
                  370,500  Citigroup Inc.                                 18,209
                   38,300  Comerica Inc.                                   1,970
                   27,900  Fifth Third Bancorp                             1,500
                   23,100  First Tennessee National Corp.                    755
                  214,200  Fleet Boston Financial Corp.                    8,218
                   42,400  Greater Bay Bancorp                             1,158
                   28,000  Silicon Valley Bancshares(2)                      701
                   44,400  UnionBanCal Corp.                               1,356
                                                                        --------
                                                                          39,792
                                                                        --------
CHEMICALS -- 0.5%
                   61,600  Agrium Inc.                                       707
                   29,500  Engelhard Corp.                                   758
                   12,600  FMC Corp.(2)                                      903
                   11,100  Potash Corp. of Saskatchewan Inc.                 637
                   22,600  Scotts Co. (The) Cl A(2)                          945
                                                                        --------
                                                                           3,950
                                                                        --------
CLOTHING STORES -- 0.2%
                   13,500  American Eagle Outfitters, Inc.(2)                503
                   17,700  Talbots, Inc.                                     740
                                                                        --------
                                                                           1,243
                                                                        --------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.8%
                   57,300  Compaq Computer Corp.                           1,003
                   68,100  Dell Computer Corp.(2)                          1,787
                  111,000  EMC Corp. (Mass.)                               4,395
                   20,400  Hewlett-Packard Co.                               580
                   81,500  International Business Machines
                              Corp.                                        9,384
                    9,600  Lexmark International Group, Inc.
                              Cl A(2)                                        590
                  141,200  Sun Microsystems, Inc.(2)                       2,418
                   60,200  Tech Data Corp.(2)                              2,099
                                                                        --------
                                                                          22,256
                                                                        --------
COMPUTER SOFTWARE -- 2.9%
                   37,600  Adobe Systems Inc.                              1,689
                   34,300  Mentor Graphics Corp.(2)                          902
                  208,300  Microsoft Corp.(2)                             14,111
                  218,000  Oracle Corp.(2)                                 3,522
                    8,200  Siebel Systems, Inc.(2)                           374
                  106,000  Sybase, Inc.(2)                                 1,670
                   13,300  Veritas Software Corp.(2)                         793
                                                                        --------
                                                                          23,061
                                                                        --------

Shares                             ($ in Thousands)                    Value
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.7%
                   17,500  Centex Corp.                                 $    755
                   42,900  KB Home                                         1,296
                   79,300  Lennar Corp.                                    3,472
                                                                        --------
                                                                           5,523
                                                                        --------
DEFENSE/AEROSPACE -- 0.9%
                  104,600  Boeing Co.                                      6,464
                    4,100  General Dynamics Corp.                            316
                    8,500  Northrop Grumman Corp.                            767
                                                                        --------
                                                                           7,547
                                                                        --------
DEPARTMENT STORES -- 2.1%
                   13,400  Federated Department Stores, Inc.(2)              576
                   22,600  Kohl's Corp.(2)                                 1,380
                   69,100  May Department Stores Co. (The)                 2,574
                   90,700  Sears, Roebuck & Co.                            3,342
                  173,000  Wal-Mart Stores, Inc.                           8,951
                                                                        --------
                                                                          16,823
                                                                        --------
DRUGS -- 5.1%
                   17,500  Allergan, Inc.                                  1,330
                   18,700  AmeriSource Health Corp.(2)                     1,010
                   18,000  Amgen Inc.(2)                                   1,100
                   80,800  Bristol-Myers Squibb Co.                        4,525
                   53,100  Forest Laboratories, Inc. Cl A(2)               3,247
                   96,300  IVAX Corp.(2)                                   3,857
                   18,000  Lilly (Eli) & Co.                               1,530
                  118,100  Merck & Co., Inc.                               8,972
                  298,000  Pfizer, Inc.                                   12,904
                   58,700  Pharmacia Corp.                                 3,068
                                                                        --------
                                                                          41,543
                                                                        --------
ELECTRICAL EQUIPMENT -- 2.3%
                   38,200  Amphenol Corp. Cl A(2)                          1,608
                  287,000  Cisco Systems Inc.(2)                           4,875
                   11,300  Comverse Technology, Inc.(2)                      774
                   34,600  Corning Inc.                                      760
                   24,720  JDS Uniphase Corp.(2)                             529
                   92,400  Nortel Networks Corp.                           1,414
                   37,500  Sanmina Corp.(2)                                1,093
                   53,000  Scientific-Atlanta, Inc.                        3,060
                   23,700  Solectron Corp.(2)                                603
                   63,600  Technitrol, Inc.                                1,913
                   62,800  Tektronix, Inc.(2)                              1,520
                                                                        --------
                                                                          18,149
                                                                        --------
ELECTRICAL UTILITIES -- 1.9%
                   90,000  Entergy Corp.                                   3,645
                   55,100  Exelon Corp.                                    3,805
                  129,700  PP&L Resources, Inc.                            7,133
                   20,300  Puget Energy Inc.                                 482
                                                                        --------
                                                                          15,065
                                                                        --------


8      1-800-345-2021                          See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Shares                             ($ in Thousands)                    Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 4.1%
                   30,500  Amerada Hess Corp.                           $  2,669
                   48,700  Chevron Corp.                                   4,702
                  128,501  Exxon Mobil Corp.                              11,385
                  115,800  Kerr-McGee Corp.                                8,297
                  147,300  Occidental Petroleum Corp.                      4,437
                   25,400  Phillips Petroleum Co.                          1,514
                                                                        --------
                                                                          33,004
                                                                        --------
ENTERTAINMENT -- 0.7%
                  193,200  Disney (Walt) Co.                               5,844
                                                                        --------
FINANCIAL SERVICES -- 4.4%
                   49,900  AmeriCredit Corp.(2)                            2,313
                   23,700  Countrywide Credit Industries, Inc.             1,011
                   64,800  Fannie Mae                                      5,201
                   32,700  Federal Home Loan Mortgage
                              Corporation                                  2,152
                  445,300  General Electric Co.                           21,610
                   60,200  Providian Financial Corp.                       3,209
                                                                        --------
                                                                          35,496
                                                                        --------
FOOD & BEVERAGE -- 2.2%
                  120,700  Archer-Daniels-Midland Co.                      1,438
                   33,500  Coca-Cola Company (The)                         1,547
                   53,300  Hormel Foods Corp.                              1,099
                  120,800  PepsiCo, Inc.                                   5,291
                   47,200  Smithfield Foods Inc.(2)                        1,638
                   32,400  Suiza Foods Corp.(2)                            1,502
                   72,500  SYSCO Corp.                                     2,039
                   48,200  Unilever N.V. New York Shares                   2,705
                                                                        --------
                                                                          17,259
                                                                        --------
FOREST PRODUCTS & PAPER -- 0.6%
                   18,600  Bowater Inc.                                      902
                   35,500  Westvaco Corp.                                    936
                   46,500  Weyerhaeuser Co.                                2,629
                                                                        --------
                                                                           4,467
                                                                        --------
GAS & WATER UTILITIES -- 0.3%
                   25,600  Equitable Resources Inc.                        2,048
                   10,700  NICOR Inc.                                        419
                                                                        --------
                                                                           2,467
                                                                        --------
GROCERY STORES -- 0.4%
                   57,900  Safeway Inc.(2)                                 3,144
                                                                        --------
HOME PRODUCTS -- 1.0%
                   28,900  Avon Products, Inc.                             1,223
                   93,100  Colgate-Palmolive Co.                           5,200
                   27,400  Fortune Brands, Inc.                              854
                   47,200  Tupperware Corp.                                1,039
                                                                        --------
                                                                           8,316
                                                                        --------
INDUSTRIAL PARTS -- 0.1%
                   18,800  Ingersoll-Rand Co.                                884
                                                                        --------
INDUSTRIAL SERVICES -- 1.5%
                  225,341  Tyco International Ltd.                        12,026
                                                                        --------

Shares                             ($ in Thousands)                    Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.5%
                   36,400  Electronic Data Systems Corp.                $  2,348
                   75,800  First Data Corp.                                5,112
                   29,800  Omnicom Group Inc.                              2,618
                   27,700  SunGard Data Systems Inc.(2)                    1,531
                                                                        --------
                                                                          11,609
                                                                        --------
INTERNET -- 1.4%
                  216,450  AOL Time Warner Inc.(2)                        10,931
                                                                        --------
LEISURE -- 0.3%
                   45,400  International Game Technology(2)                2,539
                                                                        --------
LIFE & HEALTH INSURANCE -- 0.8%
                   30,600  CIGNA Corp.                                     3,265
                   66,900  Lincoln National Corp.                          3,088
                                                                        --------
                                                                           6,353
                                                                        --------
MEDIA -- 0.6%
                   13,800  Tribune Co.                                       582
                   36,700  Univision Communications Inc.
                              Cl A(2)                                      1,604
                   48,292  Viacom, Inc. Cl B(2)                            2,514
                                                                        --------
                                                                           4,700
                                                                        --------
MEDICAL PRODUCTS & SUPPLIES -- 2.1%
                    7,900  Abbott Laboratories                               366
                   15,900  Baxter International, Inc.                      1,449
                   34,500  Beckman Coulter Inc.                            1,226
                  100,500  Johnson & Johnson                               9,697
                   26,200  Medtronic, Inc.                                 1,169
                   14,800  PerkinElmer, Inc.                                 990
                   26,500  Varian Medical Systems, Inc.(2)                 1,826
                                                                        --------
                                                                          16,723
                                                                        --------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   18,900  HCA - The Healthcare Co.                          731
                   43,000  Health Net Inc.(2)                                927
                  100,500  Oxford Health Plans, Inc.(2)                    3,126
                                                                        --------
                                                                           4,784
                                                                        --------
MINING & METALS -- 0.5%
                   57,700  Alcoa Inc.                                      2,388
                   13,100  Ball Corporation                                  603
                   45,400  Inco Ltd.(2)                                      824
                   18,400  Stillwater Mining Co.(2)                          562
                                                                        --------
                                                                           4,377
                                                                        --------
MOTOR VEHICLES & PARTS -- 0.5%
                   66,936  Ford Motor Co.                                  1,973
                   27,400  Johnson Controls, Inc.                          1,984
                                                                        --------
                                                                           3,957
                                                                        --------
OIL REFINING -- 0.6%
                   13,300  Ultramar Diamond Shamrock Corp.                   600
                   70,800  USX-Marathon Group                              2,263
                   43,000  Valero Energy Corp.                             2,071
                                                                        --------
                                                                           4,934
                                                                        --------


See Notes to Financial Statements                 www.americancentury.com      9


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Shares                             ($ in Thousands)                    Value
--------------------------------------------------------------------------------
OIL SERVICES -- 0.5%
                    8,400  BJ Services Co.(2)                           $    691
                   46,700  ENSCO International Inc.                        1,817
                   23,100  Helmerich & Payne, Inc.                         1,183
                                                                        --------
                                                                           3,691
                                                                        --------
PROPERTY & CASUALTY INSURANCE -- 1.7%
                   63,300  American International Group, Inc.              5,178
                   96,100  Loews Corp.                                     6,478
                   53,900  Old Republic International Corp.                1,557
                                                                        --------
                                                                          13,213
                                                                        --------
PUBLISHING -- 0.2%
                   26,700  Deluxe Corp.                                      694
                    9,200  Gannett Co., Inc.                                 594
                   18,700  Reader's Digest Association,
                              Inc. (The)                                     517
                                                                        --------
                                                                           1,805
                                                                        --------
RAILROADS -- 0.1%
                   16,900  Union Pacific Corp.                               961
                                                                        --------
RESTAURANTS -- 0.3%
                   32,400  Brinker International, Inc.(2)                    930
                   61,000  Jack in the Box Inc.(2)                         1,615
                                                                        --------
                                                                           2,545
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                   31,400  Lehman Brothers Holdings Inc.                   2,284
                   60,200  Merrill Lynch & Co., Inc.                       3,715
                   14,600  Raymond James Financial, Inc.                     443
                                                                        --------
                                                                           6,442
                                                                        --------
SEMICONDUCTOR -- 2.4%
                   27,050  Analog Devices, Inc.(2)                         1,280
                   16,400  Applied Materials, Inc.(2)                        895
                   89,000  Atmel Corp.(2)                                  1,236
                   40,300  Integrated Device Technology, Inc.(2)           1,579
                  269,500  Intel Corp.                                     8,327
                   48,500  International Rectifier Corp.(2)                2,692
                   19,900  KLA-Tencor Corp.(2)                             1,094
                   33,100  Linear Technology Corp.                         1,590
                   14,900  Maxim Integrated Products, Inc.(2)                758
                                                                        --------
                                                                          19,451
                                                                        --------
SPECIALTY STORES -- 1.2%
                   14,300  Best Buy Co., Inc.(2)                             787
                  105,400  Circuit City Stores-Circuit City
                              Group                                        1,586
                   32,800  CVS Corp.                                       1,934
                   33,100  Home Depot, Inc.                                1,559
                   40,700  RadioShack Corp.                                1,247
                   20,300  Tiffany & Co.                                     658
                   44,900  Zale Corp.(2)                                   1,498
                                                                        --------
                                                                           9,269
                                                                        --------

Shares/Principal Amount            ($ in Thousands)                    Value
--------------------------------------------------------------------------------
TELEPHONE -- 3.5%
                  167,900  BellSouth Corp.                              $  7,045
                   67,500  Global Crossing Ltd.(2)                           846
                  105,200  Qwest Communications
                              International Inc.(2)                        4,303
                  129,900  SBC Communications Inc.                         5,358
                   21,400  Sprint Corp.                                      458
                  164,154  Verizon Communications                          9,039
                   32,600  WorldCom, Inc.(2)                                 595
                                                                        --------
                                                                          27,644
                                                                        --------
THRIFTS -- 0.2%
                   39,800  Washington Mutual, Inc.                         1,987
                                                                        --------
TOBACCO -- 0.4%
                   56,400  Philip Morris Companies Inc.                    2,826
                                                                        --------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   19,700  FedEx Corporation(2)                              829
                                                                        --------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                   30,600  QUALCOMM Inc.(2)                                1,755
                                                                        --------
TOTAL COMMON STOCKS                                                      484,121
                                                                        --------
   (Cost $435,227)

MORTGAGE-BACKED SECURITIES(3) -- 11.2%
               $    3,638  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                       3,614
                    8,886  FHLMC Pool #C42464, 7.00%,
                              9/1/30                                       8,976
                   11,412  FHLMC Pool #C47106, 6.50%,
                              1/1/31                                      11,312
                    2,809  FHLMC Pool #E67887, 7.00%,
                              10/1/12                                      2,881
                    2,000  FHLMC REMIC, Series 77,
                              Class H PAC, 8.50%, 9/15/20                  2,097
                    3,606  FNMA Pool #050985, 6.00%,
                              2/1/09                                       3,620
                      268  FNMA Pool #251700, 6.50%,
                              5/1/13                                         271
                    2,586  FNMA Pool #252211, 6.00%,
                              1/1/29                                       2,505
                    2,526  FNMA Pool #252212, 6.50%,
                              1/1/29                                       2,506
                    1,324  FNMA Pool #252213, 6.00%,
                              1/1/14                                       1,318
                    4,665  FNMA Pool #323980, 6.00%,
                              4/1/14                                       4,645
                      326  FNMA Pool #347879, 6.50%,
                              5/1/11                                         331
                    2,969  FNMA Pool #377656, 7.50%,
                              11/1/11                                      3,071
                       72  FNMA Pool #398955, 6.50%,
                              10/1/12                                         72
                    4,299  FNMA Pool #411821, 7.00%,
                              1/1/28                                       4,346


10      1-800-345-2021                         See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount                   ($ in Thousands)                    Value
--------------------------------------------------------------------------------
               $    3,915  FNMA Pool #412562, 6.50%,
                              1/1/28                                    $  3,885
                    2,563  FNMA Pool #413812, 6.50%,
                              1/1/28                                       2,543
                      277  FNMA Pool #421163, 6.50%,
                              6/1/13                                         280
                      431  FNMA Pool #421173, 6.50%,
                              6/1/13                                         437
                      429  FNMA Pool #421501, 6.50%,
                              6/1/13                                         434
                      288  FNMA Pool #429306, 6.50%,
                              6/1/13                                         291
                      114  FNMA Pool #429525, 6.50%,
                              5/1/13                                         115
                      162  FNMA Pool #433184, 6.50%,
                              6/1/13                                         164
                    4,049  FNMA Pool #485403, 6.00%,
                              2/1/29                                       3,922
                    3,608  FNMA Pool #506995, 7.50%,
                              7/1/29                                       3,686
                    3,415  FNMA Pool #537234, 7.00%,
                              5/1/30                                       3,447
                    2,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                      2,025
                    3,726  GNMA Pool #002202, 7.00%,
                              4/20/26                                      3,768
                    2,143  GNMA Pool #458862, 7.50%,
                              2/15/28                                      2,195
                    2,036  GNMA Pool #467626, 7.00%,
                              2/15/28                                      2,059
                    3,429  GNMA Pool #469811, 7.00%,
                              12/15/28                                     3,469
                    2,712  GNMA Pool #509502, 8.00%,
                              12/15/29                                     2,806
                    2,412  GNMA Pool #780412, 7.50%,
                              8/15/26                                      2,474
                                                                        --------
TOTAL MORTGAGE-BACKED SECURITIES                                          89,565
                                                                        --------
  (Cost $88,219)

CORPORATE BONDS -- 10.8%
BANKS -- 0.5%
                    3,500  Citigroup Inc., 7.25%, 10/1/10                  3,643
                                                                        --------
DEFENSE/AEROSPACE -- 0.3%
                    2,000  Raytheon Co., 8.20%, 3/1/06                     2,115
                                                                        --------
DRUGS -- 0.4%
                    3,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                      3,035
                                                                        --------
ELECTRICAL EQUIPMENT -- 0.9%
                    2,900  Anixter International Inc., 8.00%,
                              9/15/03                                      2,987
                    4,200  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                               4,205
                                                                        --------
                                                                           7,192
                                                                        --------

Principal Amount                   ($ in Thousands)                    Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.1%
               $    3,400  Cilcorp, Inc., 8.70%, 10/15/09               $  3,583
                    2,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                               2,046
                    4,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                       3,891
                                                                        --------
                                                                           9,520
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 1.0%
                    4,200  Duke Energy Field Services,
                              7.875%, 8/16/10                              4,448
                    3,250  El Paso Corp. MTN, 8.05%,
                              10/15/30                                     3,404
                                                                        --------
                                                                           7,852
                                                                        --------
FINANCIAL SERVICES -- 1.0%
                    3,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                      3,121
                    2,700  Ford Motor Credit Co., 6.75%,
                              5/15/05                                      2,742
                    2,000  Household Finance Corp., 6.50%,
                              1/24/06                                      2,029
                                                                        --------
                                                                           7,892
                                                                        --------
FOOD & BEVERAGE -- 0.3%
                    2,200  Kellogg Co., 7.45%, 4/1/31
                              (Acquired 3/26/01,
                              Cost $2,210)(4)                              2,194
                                                                        --------
FOREST PRODUCTS & PAPER -- 0.3%
                    2,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                       2,097
                                                                        --------
GAS & WATER UTILITIES -- 0.4%
                    3,200  KeySpan Corporation, 7.25%,
                              11/15/05                                     3,356
                                                                        --------
GROCERY STORES -- 0.9%
                    2,000  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $2,045)(4)                              2,108
                    2,000  Kroger Co., 7.65%, 4/15/07                      2,098
                    3,300  Safeway Inc., 6.15%, 3/1/06                     3,291
                                                                        --------
                                                                           7,497
                                                                        --------
HOTELS -- 0.4%
                    3,000  MGM Mirage, 8.50%, 9/15/10                      3,087
                                                                        --------
INDUSTRIAL SERVICES -- 0.1%
                    1,000  Tyco International Group S.A.,
                              6.375%, 2/15/06                              1,004
                                                                        --------
INFORMATION SERVICES -- 0.1%
                    1,400  KPNQwest B.V., 8.125%, 6/1/09                   1,183
                                                                        --------
INTERNET -- 0.2%
                    1,600  AOL Time Warner Inc., 7.625%,
                              4/15/31                                      1,609
                                                                        --------


See Notes to Financial Statements                www.americancentury.com      11


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount                   ($ in Thousands)                    Value
--------------------------------------------------------------------------------
MEDIA -- 0.7%

               $    3,000  Comcast Cable Communications,
                              8.375%, 5/1/07                            $  3,264
                    3,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                      2,696
                                                                        --------
                                                                           5,960
                                                                        --------
OIL SERVICES -- 0.8%
                    3,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                      2,966
                    2,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                              1,816
                    2,000  TransOcean Sedco Forex, 6.625%,
                              4/15/11 (Acquired 3/30/01,
                              Cost $1,990)(4)                              1,984
                                                                        --------
                                                                           6,766
                                                                        --------
RAILROADS -- 0.2%
                    1,700  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                        1,549
                                                                        --------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                    3,000  EOP Operating LP, 6.75%,
                              2/15/08                                      2,948
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                    3,000  Morgan Stanley Dean Witter &
                              Company, 6.10%, 4/15/06                      2,993
                                                                        --------
TELEPHONE -- 0.4%
                    3,000  GTE South, 7.25%, 8/1/02                        3,082
                                                                        --------
TOTAL CORPORATE BONDS                                                     86,574
                                                                        --------
   (Cost $84,899)

U.S. TREASURY SECURITIES -- 6.5%
                   25,550  STRIPS - PRINCIPAL, 5.96%,
                              11/15/27(5)                                  5,206
                    3,250  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                      4,319
                    2,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                     2,490
                    5,000  U.S. Treasury Notes, 5.125%,
                              12/31/02                                     5,069
                    1,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                      1,039
                    8,400  U.S. Treasury Notes, 6.75%,
                              5/15/05                                      8,983
                   13,550  U.S. Treasury Notes, 5.75%,
                              11/15/05                                    14,023
                    6,000  U.S. Treasury Notes, 6.625%,
                              5/15/07                                      6,470
                    4,300  U.S. Treasury Notes, 5.00%,
                              2/15/11                                      4,193
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                            51,792
                                                                        --------
   (Cost $51,950)

Principal Amount                   ($ in Thousands)                    Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3) -- 5.7%
               $    3,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                   $  3,106
                    4,300  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                     4,505
                    2,800  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                      2,864
                    3,650  Delta Air Lines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                     3,843
                    5,012  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                               5,102
                    4,439  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                              4,518
                    1,187  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 11/21/01                              1,205
                    6,500  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      6,451
                    3,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                          3,064
                    3,500  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                               3,512
                    6,200  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20                   6,294
                    1,144  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                              1,153
                                                                        --------
TOTAL ASSET-BACKED SECURITIES                                             45,617
                                                                        --------
   (Cost $44,701)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.1%
                    7,000  FNMA, 7.00%, 7/15/05                            7,436
                    4,500  FNMA, 5.25%, 1/15/09                            4,332
                    3,500  FNMA, 6.625%, 11/15/10                          3,646
                    4,000  FNMA MTN, 5.74%, 1/21/09                        3,924
                    4,850  FNMA, Series B, 7.25%,
                              1/15/10                                      5,265
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                24,603
                                                                        --------
   (Cost $24,128)


12      1-800-345-2021                         See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount                   ($ in Thousands)                    Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 0.3%
               $    2,250  Province of Quebec, 5.50%,
                              4/11/06                                   $  2,216
                                                                        --------
   (Cost $2,248)

TEMPORARY CASH INVESTMENTS -- 1.9%
                   15,700  FHLB Discount Notes, 4.50%,
                              5/1/01(6)                                   15,700
                                                                        --------
   (Cost $15,700)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $800,188
                                                                        ========
   (Cost $747,072)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest & Principal of Securities

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2001, was $6,286 (in thousands) which represented 0.8% of net assets.

(5) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(6) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS                                   (In Thousands Except Per Share Amounts)
Investment securities, at value
  (identified cost of $747,072) (Note 3) .....................    $     800,188
Receivable for investments sold ..............................            6,371
Receivable for capital shares sold ...........................                3
Dividends and interest receivable ............................            4,040
                                                                  -------------
                                                                        810,602
                                                                  -------------

LIABILITIES
Disbursements in excess of demand deposit cash ...............            2,709
Payable for investments purchased ............................            7,408
Accrued management fees (Note 2) .............................              566
Distribution fees payable (Note 2) ...........................                4
Service fees payable (Note 2) ................................                4
Payable for directors' fees and expenses .....................                1
                                                                  -------------
                                                                         10,692
                                                                  -------------
Net Assets ...................................................    $     799,910
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $     752,676
Undistributed net investment income ..........................            1,398
Accumulated net realized loss on investment transactions .....           (7,280)
Net unrealized appreciation on investments (Note 3) ..........           53,116
                                                                  -------------
                                                                  $     799,910
                                                                  =============
Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ...................................................    $ 759,250,119
Shares outstanding ...........................................       49,108,781
Net asset value per share ....................................    $       15.46

Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets ...................................................    $  18,409,039
Shares outstanding ...........................................        1,191,244
Net asset value per share ....................................    $       15.45

Institutional Class, $0.01 Par Value
($ and shares in full)
Net assets ...................................................    $  22,250,478
Shares outstanding ...........................................        1,438,973
Net asset value per share ....................................    $       15.46


14      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest .......................................................       $ 11,255
Dividends ......................................................          2,520
                                                                       --------
                                                                         13,775
                                                                       --------

Expenses (Note 2):
Management fees ................................................          3,586
Distribution fees -- Advisor Class .............................             23
Service fees -- Advisor Class ..................................             23
Directors' fees and expenses ...................................              3
                                                                       --------
                                                                          3,635
                                                                       --------
Net investment income ..........................................         10,140
                                                                       --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions ...................         (5,060)
Change in net unrealized appreciation on investments ...........        (42,293)
                                                                       --------

Net realized and unrealized loss on investments ................        (47,353)
                                                                       --------

Net Decrease in Net Assets Resulting from Operations ...........       $(37,213)
                                                                       ========


See Notes to Financial Statements                www.americancentury.com      15


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Decrease in Net Assets                                     2001           2000

OPERATIONS                                                   (In Thousands)
Net investment income ............................     $  10,140      $  21,853
Net realized gain (loss) on
  nvestment transactions .........................        (5,060)        31,415
Change in net unrealized
  appreciation on investments ....................       (42,293)          (281)
                                                       ---------      ---------
Net increase (decrease) in net assets
  resulting from operations ......................       (37,213)        52,987
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (10,183)       (21,560)
  Advisor Class ..................................          (216)          (280)
  Institutional Class ............................          (318)          (264)
From net realized gains on
  investment transactions:
  Investor Class .................................       (28,915)      (121,972)
  Advisor Class ..................................          (663)        (1,446)
  Institutional Class ............................          (832)          --
                                                       ---------      ---------
Decrease in net assets from distributions ........       (41,127)      (145,522)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .....................         2,574         42,891
                                                       ---------      ---------

Net decrease in net assets .......................       (75,766)       (49,644)

NET ASSETS
Beginning of period ..............................       875,676        925,320
                                                       ---------      ---------
End of period ....................................     $ 799,910      $ 875,676
                                                       =========      =========

Undistributed net investment income ..............     $   1,398      $   1,975
                                                       =========      =========


16      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth and current income. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government & agency securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of shares is as follows:

                            INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion ...........     0.90%           0.65%             0.70%
Over $1 billion ............     0.80%           0.55%             0.60%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the six months ended April 30, 2001 were approximately $46,000.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for more details on the bank line of credit agreement.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 2001, totaled $412,236,211, of which $100,096,314 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, totaled $402,008,573, of which $103,461,865 represented U.S. Treasury and Agency obligations.

    On April 30, 2001, accumulated net unrealized appreciation was $50,696,335, based on the aggregate cost of investments for federal income tax purposes of $749,491,217, which consisted of unrealized appreciation of $82,065,560 and unrealized depreciation of $31,369,225.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                    SHARES           AMOUNT
INVESTOR CLASS                                           (In Thousands)

Shares Authorized ..............................    134,000
                                                 ==============
Six months ended April 30, 2001
Sold ...........................................     3,203           $49,797
Issued in reinvestment of distributions ........     2,476           38,315
Redeemed .......................................     (5,695)        (89,753)
                                                 --------------   --------------
Net decrease ...................................      (16)          $(1,641)
                                                 ==============   ==============

Year ended October 31, 2000
Sold ...........................................     12,079         $211,871
Issued in reinvestment of distributions ........     8,364           140,861
Redeemed .......................................    (19,568)        (340,571)
                                                 --------------   --------------
Net increase ...................................      875            $12,161
                                                 ==============   ==============

ADVISOR CLASS                                             (In Thousands)

Shares Authorized ..............................     50,000
                                                 ==============
Six months ended April 30, 2001
Sold ...........................................      375            $5,915
Issued in reinvestment of distributions ........       56              874
Redeemed .......................................      (243)          (3,742)
                                                 --------------   --------------
Net increase ...................................      188            $3,047
                                                 ==============   ==============

Year ended October 31, 2000
Sold ...........................................      568            $9,661
Issued in reinvestment of distributions ........      101             1,702
Redeemed .......................................      (244)          (4,187)
                                                 --------------   --------------
Net increase ...................................      425            $7,176
                                                 ==============   ==============

INSTITUTIONAL CLASS                                       (In Thousands)

Shares Authorized ..............................     16,000
                                                 ==============
Six months ended April 30, 2001
Sold ...........................................       92            $1,440
Issued in reinvestment of distributions ........       75             1,150
Redeemed .......................................      (93)           (1,422)
                                                 --------------   --------------
Net increase ...................................       74            $1,168
                                                 ==============   ==============

Period ended October 31, 2000(1)
Sold ...........................................     2,441           $42,032
Issued in reinvestment of distributions ........       15              264
Redeemed .......................................     (1,091)        (18,742)
                                                 --------------   --------------
Net increase ...................................     1,365           $23,554
                                                 ==============   ==============

(1) May 1, 2000 (commencement of sale) through October 31, 2000.


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


20      1-800-345-2021


Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                          2001(1)     2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................... $17.01     $18.95     $19.39     $19.55      $18.55     $17.70
                                         --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ..............  0.20       0.42       0.46       0.42        0.40       0.44
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..... (0.93)      0.61       1.69       1.45        2.41       1.88
                                         --------   --------   --------   ---------   --------   --------
  Total From Investment Operations ...... (0.73)      1.03       2.15       1.87        2.81       2.32
                                         --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............ (0.21)     (0.43)     (0.47)     (0.43)      (0.43)     (0.46)
  From Net Realized Gains on
  Investment Transactions ............... (0.61)     (2.54)     (2.12)     (1.60)      (1.38)     (1.01)
                                         --------   --------   --------   ---------   --------   --------
  Total Distributions ................... (0.82)     (2.97)     (2.59)     (2.03)      (1.81)     (1.47)
                                         --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period .......... $15.46     $17.01     $18.95     $19.39      $19.55     $18.55
                                         ========   ========   ========   =========   ========   ========
  Total Return(3) ....................... (4.29)%     5.90%     12.03%     10.46%      16.34%     14.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................0.90%(4)     0.97%      1.00%      1.00%       1.00%      0.99%
Ratio of Net Investment Income
  to Average Net Assets .................2.51%(4)     2.40%      2.44%      2.16%       2.15%      2.50%
Portfolio Turnover Rate .................   51%        85%       128%       102%        110%       130%
Net Assets, End of Period
  (in millions) .........................  $759       $835       $914       $938        $926        $879

(1) Six months ended April 30, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


See Notes to Financial Statements               www.americancentury.com      21


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                           2001(1)     2000       1999        1998      1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................  $17.00     $18.94     $19.38      $19.55     $17.46
                                          --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ..............   0.17       0.37       0.41        0.37       0.29
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....  (0.92)      0.62       1.69        1.44       2.04
                                          --------   --------   ---------   --------   --------
  Total From Investment Operations ......  (0.75)      0.99       2.10        1.81       2.33
                                          --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............  (0.19)     (0.39)     (0.42)      (0.38)     (0.24)
  From Net Realized Gains on
  Investment Transactions ...............  (0.61)     (2.54)     (2.12)      (1.60)       --
                                          --------   --------   ---------   --------   --------
  Total Distributions ...................  (0.80)     (2.93)     (2.54)      (1.98)     (0.24)
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Period ..........  $15.45     $17.00     $18.94      $19.38     $19.55
                                          ========   ========   =========   ========   ========
  Total Return(4) .......................  (4.41)%     5.63%     11.74%      10.15%     13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................. 1.15%(5)     1.22%      1.25%       1.25%    1.25%(5)
Ratio of Net Investment Income
  to Average Net Assets ................. 2.26%(5)     2.15%      2.19%       1.91%    1.90%(5)
Portfolio Turnover Rate .................    51%        85%       128%        102%      110%(6)
Net Assets, End of Period
  (in thousands) ........................ $18,409    $17,046    $10,946      $6,723     $5,724

(1) Six months ended April 30, 2001 (unaudited).

(2) January 6, 1997 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


22      1-800-345-2021                         See Notes to Financial Statements


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                            Institutional Class
                                                             2001(1)    2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................... $17.01     $17.34
                                                            --------   --------
Income From Investment Operations
  Net Investment Income(3) .................................  0.21       0.23
  Net Realized and Unrealized Loss
  on Investment Transactions ............................... (0.92)     (0.34)
                                                            --------   --------
  Total From Investment Operations ......................... (0.71)     (0.11)
                                                            --------   --------
Distributions
  From Net Investment Income ............................... (0.23)     (0.22)
  From Net Realized Gains on
  Investment Transactions .................................. (0.61)       --
                                                            --------   --------
  Total Distributions ...................................... (0.84)     (0.22)
                                                            --------   --------
Net Asset Value, End of Period ............................. $15.46     $17.01
                                                            ========   ========
  Total Return(4) .......................................... (4.19)%    (0.63)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................................0.70%(5)   0.75%(5)
Ratio of Net Investment Income
  to Average Net Assets ....................................2.71%(5)   2.66%(5)
Portfolio Turnover Rate ....................................   51%      85%(6)
Net Assets, End of Period
  (in thousands) ...........................................$22,250     $23,214

(1) Six months ended April 30, 2001 (unaudited).

(2) May 1, 2000 (commencement of sale) through October 31, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2000.


See Notes to Financial Statements               www.americancentury.com      23


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


24      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key decision-making investment tools. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed primarily of the Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

   Equity Portfolio
       JEFF TYLER

   Fixed-Income Portfolio
       JEFF HOUSTON

   Credit Research
       GREG AFIESH

BOND CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO
    MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                 www.americancentury.com      25


Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.8 billion. This is Lipper's market-capitalization breakpoint as of April 15, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.2 billion and $9.8 billion. This is Lipper's market-capitalization breakpoint as of April 15, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of April 15, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


26      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 21-23.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0106                                 American Century Investment Services, Inc.
SH-SAN-25740                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Limited-Term Bond
Intermediate-Term Bond
Bond


April 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     American Century's Limited-Term Bond, Intermediate-Term Bond, and Bond funds recorded solid gains for the six months ended April 30, 2001. Demand for bonds surged because of economic weakness, falling interest rates, and plummeting stock prices. The funds' investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), will become the subsidiary's chairman.

     While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of investment managers.

     Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. This diversification strategy has helped us provide more options for investors with widely divergent risk tolerances, goals, and financial resources.

     Randall Merk, currently a senior vice president and CIO for American Century's fixed-income discipline, will succeed Bob as ACIM president and CIO. As the company's top investment management executive, Randy will be responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who currently oversees all of American Century's municipal and money market portfolios, will assume Randy's role as CIO for fixed income. Dave will be responsible for portfolio management and research for all the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIMITED-TERM BOND
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
INTERMEDIATE-TERM BOND
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   13
BOND
   Performance Information ................................................   16
   Management Q&A .........................................................   17
   Schedule of Investments ................................................   19
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   22
   Statement of Operations ................................................   23
   Statement of Changes
      in Net Assets .......................................................   24
   Notes to Financial
      Statements ..........................................................   25
   Financial Highlights ...................................................   28
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   34
   Background Information
      Investment Philosophy
         and Policies .....................................................   35
      Comparative Indices .................................................   35
      Lipper Rankings .....................................................   35
      Investment Team
         Leaders ..........................................................   35
      Credit Rating
         Guidelines .......................................................   35
   Glossary ...............................................................   36


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Slow economic growth, falling interest rates, and declining stocks provided a favorable climate for U.S. bonds.

*   The Federal Reserve lowered the federal funds rate target from 6.5% to 4.5%.

* The Treasury yield curve "disinverted" and its slope steepened. Short-term Treasury bonds rallied (yields fell) in anticipation of further interest rate cuts, while longer-term Treasurys lagged.

* Bond investors' appetites for risk and higher yields increased and triggered demand for non-Treasury "spread" sectors, like corporate, mortgage-backed, and government agency securities.

LIMITED-TERM BOND

* The Fed's rate cuts and increased demand for short-term bonds translated into a strong return for the fund.

* As the economy slowed sharply, we positioned the portfolio more defensively, especially the corporate bond portion.

* We cut our corporate and mortgage-backed holdings and built a Treasury position from scratch.

* With income expected to be the biggest part of bond performance for the rest of the year, we think the portfolio's bias will likely be toward corporates and mortgage-backeds.

INTERMEDIATE-TERM BOND

* Favorable conditions in the U.S. bond market propelled the fund and its peer group to exceptional returns. The fund beat the Lipper category average. (See page 10.)

* Avoiding corporate credit downgrades and defaults helped the fund outperform the Lipper average. We reduced our corporate holdings and positioned them defensively.

* The portfolio is positioned for relatively stable interest rates and slow economic growth.

* We expect bond returns for the rest of this year to come mainly from income, not price appreciation. That's why we're favoring mortgage-backed securities and corporates.

BOND

* Bond's six-month return was two basis points (0.02%) higher than the fund's average annual return for the five years ended April 30, 2001. The fund also outperformed most of its Lipper peers. (See page 16.)

* A credit problem-free corporate position and low expenses helped the fund outperform the Lipper category average.

* Reducing the corporate holdings and positioning the remaining bonds more defensively helped the portfolio avoid corporate credit downgrades and defaults.

* The portfolio's position reflects our expectation that corporate and mortgage-backed securities should outperform Treasurys for the rest of the year.

[left margin]

                   LIMITED-TERM BOND(1)
                         (ABLIX)
       TOTAL RETURNS:              AS OF 4/30/01
          6 Months                         4.99%(2)
          1 Year                           9.78%
       30-DAY SEC YIELD:                   4.85%
       INCEPTION DATE:                    3/1/94
       NET ASSETS:                 $13.4 million(3)

                 INTERMEDIATE-TERM BOND(1)
                         (TWITX)
       TOTAL RETURNS:              AS OF 4/30/01
          6 Months                         6.25%(2)
          1 Year                          11.80%
       30-DAY SEC YIELD:                   5.38%
       INCEPTION DATE:                    3/1/94
       NET ASSETS:                 $41.7 million(3)

                         BOND(1)
                         (TWLBX)
       TOTAL RETURNS:              AS OF 4/30/01
          6 Months                         6.21%(2)
          1 Year                          11.36%
       30-DAY SEC YIELD:                   5.67%
       INCEPTION DATE:                    3/2/87
       NET ASSETS:                $119.3 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 10, and 16.
Investment terms are defined in the Glossary on pages 36-37.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Slow economic growth, falling interest rates, and a declining stock market provided a favorable climate for U.S. bonds during the six months ended April 30, 2001. The Lehman Brothers Aggregate Bond Index--which reflects the performance of over 6,000 taxable investment-grade U.S. bonds--returned 6.22%, well above its historical six-month average. By comparison, the U.S. stock market, represented by the S&P 500 index, fell 12.07%, well below its average.

     Of the major taxable investment-grade bond sectors, corporate securities led and Treasurys lagged (see the U.S. Bond Returns table at right). However, all of these sectors performed well on an absolute basis.

SHARP ECONOMIC SLOWDOWN

     A sharp slowdown in the U.S. economy boosted bonds. After nearly a decade of sustained expansion--featuring resilient consumer spending and improved productivity--the economy ran out of gas during the last half of 2000. In particular, business spending cutbacks led to overcapacity and excess inventories.

     By the end of last year, the manufacturing and technology sectors had slowed dramatically, consumer confidence was near a two-year low, and companies increasingly warned of shrinking profits. That combination sent the stock market into a tailspin. The economy grew by a robust 4% overall in 2000 but slowed to a crawl during the fourth quarter, growing at a 1% annual rate.

     Investors began to anticipate that the Federal Reserve would cut interest rates in 2001 to halt the economy's decline. Bond yields fell as demand for bonds increased, even for previously struggling sectors like high-yield corporate bonds.

RAPID RATE CUTS AND YIELD CURVE STEEPENING

     As the economy stalled, the Fed responded with four interest rate cuts in the first three and a half months of 2001, lowering the federal funds rate target from 6.5% at the beginning of the year to 4.5 % by the end of April.

     Anticipation of further rate cuts and the possibility of an economic rebound later in the year caused the Treasury yield curve to revert to a more normal shape, with short-term Treasury yields significantly lower than long-term yields (see the accompanying graph). The yield curve had "inverted" a year earlier when the Fed's program of interest rate increases boosted short-term yields and the combination of government budget surpluses and Treasury buybacks caused long-term yields to fall.

[right margin]

TAXABLE INVESTMENT-GRADE U.S. BOND RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

LEHMAN AGGREGATE BOND INDEX         6.22%
Lehman Corporate Bond Index         7.22%
Lehman Government Agency
   Bond Index                       6.47%
Lehman Fixed-Rate Mortgage-Backed
   Securities Index                 6.10%
Lehman Treasury Bond Index          5.13%

Source: Bloomberg Financial Markets

"ANTICIPATION OF FURTHER RATE CUTS AND AN ECONOMIC REBOUND CAUSED THE YIELD CURVE TO REVERT TO A MORE NORMAL SHAPE."

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

YEARS TO MATURITY     10/31/00             4/30/01
1                       6.17%               3.93%
2                       5.92%               4.28%
3                       5.88%               4.49%
4                       5.84%               4.69%
5                       5.81%               4.89%
6                       5.80%               4.98%
7                       5.79%               5.07%
8                       5.78%               5.16%
9                       5.76%               5.25%
10                      5.75%               5.34%
11                      5.75%               5.42%
12                      5.75%               5.49%
13                      5.76%               5.55%
14                      5.76%               5.60%
15                      5.76%               5.64%
16                      5.76%               5.67%
17                      5.76%               5.70%
18                      5.77%               5.72%
19                      5.77%               5.73%
20                      5.77%               5.74%
21                      5.77%               5.74%
22                      5.77%               5.75%
23                      5.78%               5.75%
24                      5.78%               5.76%
25                      5.78%               5.76%
26                      5.78%               5.77%
27                      5.78%               5.77%
28                      5.79%               5.78%
29                      5.79%               5.78%
30                      5.79%               5.79%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

LONG-TERM TREASURYS UNDERPERFORM IN 2001

     The recent "disinversion" and steepening of the Treasury yield curve reflect why Treasurys as a group underperformed other bond sectors. Though the graph on the previous page shows that most Treasury yields fell overall for the six-month period, long-term Treasury yields showed little net movement.

     Long-term Treasury yields rose in 2001 after the Fed's aggressive interest rate cuts reignited inflation concerns. In addition, President Bush's budget proposals--and their possible impact on the budget surplus--raised questions about the future of the Treasury buyback program. Long-term Treasury bond prices fell, giving back some of the gains they'd achieved in 2000.

SHORTER WAS BETTER

     Meanwhile, short-term Treasurys (and short-term securities in general) benefited from the Fed's actions. Fed rate cuts tend to have the most immediate impact on short-term bonds, whose yields often move in anticipation of Fed activity. In addition, the plunging stock market and a general atmosphere of uncertainty led many investors to seek the relative safety of short-term U.S. government bonds.

     As a result, short-term Treasury yields fell dramatically during the six months, as shown on the previous page. Yields on Treasurys maturing in five years or less dropped 90-225 basis points (0.90- 2.25%). Five-year notes produced the best Treasury returns. Although their yields didn't fall as much as shorter-term yields (the five-year Treasury yield fell 92 basis points), these notes experienced the biggest price gains.

CORPORATE BONDS BOUNCED BACK

     Corporate bonds also prospered because of the Fed's interest rate cuts. After spending most of 2000 in the doghouse, corporate securities finally began to attract attention as Treasury yields fell, corporate yields rose, and it became clear that the Fed was going all out to keep corporate America from sliding into a recession.

     Despite record corporate bond issuance (to take advantage of low lending rates) and rising defaults, the corporate bond turnaround took hold in December 2000 and continued through much of the first quarter of 2001. As corporate bonds rallied, the yield differences (spreads) between corporates and Treasurys narrowed significantly.

OTHER "SPREAD" SECTORS BENEFITED TOO

     As the Fed cut short-term interest rates, bond investors' appetites for risk and higher yields increased and triggered demand for other "spread" sectors.

     Increased demand caused the yield spreads between Treasurys and government agency and mortgage-backed securities to narrow significantly. That happened despite increased agency issuance and heightened mortgage prepayment risk as short-term interest rates fell.

     As spreads narrowed, agency securities significantly outperformed Treasurys, followed by mortgage securities (see the U.S. Bond Returns table on the previous page). Agencys and mortgages were also helped by progress on some modest reforms by Fannie Mae and Freddie Mac--two major mortgage-backed bond issuers--who had been under fire on Capitol Hill. Attempts to change the rules governing these issuers had weighed on government-sponsored enterprises in general.

[left margin]

"FIVE-YEAR NOTES PRODUCED THE BEST TREASURY RETURNS."

TREASURY NOTE & BOND RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

2-YEAR TREASURY NOTE               5.05%
5-YEAR TREASURY NOTE               6.06%
10-YEAR TREASURY NOTE              4.76%
30-YEAR TREASURY BOND              1.03%

Source: Bloomberg Financial Markets

"LONG-TERM TREASURY BOND PRICES FELL, GIVING BACK SOME OF THE GAINS THEY'D ACHIEVED IN 2000."


4      1-800-345-2021


Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                             INVESTOR CLASS (INCEPTION 3/1/94)                       ADVISOR CLASS (INCEPTION 11/12/97)
                            MERRILL LYNCH                                                             MERRILL LYNCH
           LIMITED-TERM        1-5 YR.        SHORT INVESTMENT-GRADE DEBT FUNDS(2)   LIMITED-TERM        1-5 YR.
               BOND       GOVT./CORP. INDEX     AVERAGE RETURN   FUND'S RANKING         BOND        GOVT./CORP. INDEX
========================================================================================================================
6 MONTHS(1)    4.99%            5.94%               5.01%             --                4.86%             5.94%
1 YEAR         9.78%           10.92%               9.17%        31 OUT OF 108          9.50%            10.92%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.75%            6.63%               5.74%        55 OUT OF 99           5.49%             6.63%
5 YEARS        5.96%            6.80%               5.98%        41 OUT OF 72            --                --
LIFE OF FUND   5.64%            6.40%               5.68%(3)     29 OUT OF 52(3)        5.47%             6.55%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/3/94, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 4/30/01
Merrill Lynch 1- to
   5-Year Govt./Corp. Index     $15,600
Limited-Term Bond               $14,812

                    Limited-Term          Merrill Lynch 1- to
                        Bond            5-Year Govt./Corp. Index
DATE                   VALUE                     VALUE
3/1/1994              $10,000                   $10,000
3/31/1994              $9,933                   $9,909
6/30/1994              $9,906                   $9,885
9/30/1994              $9,989                   $9,974
12/31/1994             $9,979                   $9,961
3/31/1995             $10,291                   $10,348
6/30/1995             $10,620                   $10,764
9/30/1995             $10,794                   $10,928
12/31/1995            $11,072                   $11,253
3/31/1996             $11,094                   $11,243
6/30/1996             $11,193                   $11,336
9/30/1996             $11,364                   $11,529
12/31/1996            $11,560                   $11,772
3/31/1997             $11,638                   $11,817
6/30/1997             $11,886                   $12,111
9/30/1997             $12,115                   $12,386
12/31/1997            $12,300                   $12,614
3/31/1998             $12,463                   $12,809
6/30/1998             $12,650                   $13,023
9/30/1998             $13,019                   $13,509
12/31/1998            $13,075                   $13,583
3/31/1999             $13,180                   $13,639
6/30/1999             $13,222                   $13,670
9/30/1999             $13,351                   $13,824
12/31/1999            $13,400                   $13,880
3/31/2000             $13,566                   $14,057
6/30/2000             $13,709                   $14,294
9/30/2000             $14,033                   $14,660
12/31/2000            $14,409                   $15,112
3/31/2001             $14,772                   $15,591
4/30/2001             $14,812                   $15,600

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 1- to 5-Year Government/ Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                    Limited-Term          Merrill Lynch 1- to
                        Bond            5-Year Govt./Corp. Index
DATE                   RETURN                    RETURN
4/30/1994*             -1.12%                    -1.49%
4/30/1995               5.11%                     6.12%
4/30/1996               6.69%                     7.43%
4/30/1997               5.78%                     6.23%
4/30/1998               6.76%                     7.88%
4/30/1999               5.62%                     6.33%
4/30/2000               2.01%                     2.79%
4/30/2001               9.78%                    10.92%

* From 3/1/94 (the fund's inception date) to 4/30/94.


                                                 www.americancentury.com      5


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     Limited-Term Bond benefited from four rate cuts by the Federal Reserve and increased demand for bonds (see page 3), returning 4.99% for the six months.* That was exceptional for a fund that has typically returned 5-6% on an average annual basis since its inception.

     Other funds within Limited-Term Bond's peer group (116 Short
Investment-Grade Debt Funds tracked by Lipper Inc.) also performed well. The average return for the Lipper category was 5.01%. (See the previous page for other fund performance comparisons.)

WHAT ABOUT THE FUND'S YIELD?

     Rising bond prices caused the yield to fall. During the six-month reporting period, Limited-Term Bond's 30-day SEC yield fell from 6.41% to 4.85%, a 156-basis-point (1.56%) drop.

     That may sound like a lot, but it essentially matched the market. For example, the two-year Treasury note--which fits the fund's investment parameters--experienced a 164-basis-point drop in its yield, from 5.92% to 4.28%.

LET'S TALK ABOUT PORTFOLIO HOLDINGS (SEE THE GRAPHS ON PAGE 7). WHAT WAS YOUR STRATEGY?

     As the economy slowed sharply, we positioned the portfolio more defensively, particularly its corporate bond portion.

     When economic conditions deteriorate, the financial health of corporate bond issuers can decline too. To reduce exposure to a sector that was experiencing high levels of defaults and downgrades, we cut the portfolio's corporate position significantly (from 54% to 39%) and changed the complexion of the remaining holdings. We trimmed our bonds rated A and below and made sure that what remained in the portfolio had short maturities.

     We also focused more on big, recognizable names that were easier to buy and sell, and defensive industries such as financial services, health care, and utilities.

WHAT WERE THE RESULTS?

     We accomplished our main goals--we boosted the credit quality of the portfolio (see the Credit Rating table at left) and we did not experience any downgrades or defaults.

     However, by reducing our risk we also reduced our returns--corporates proved to be the best-performing bond sector during the period (see pages 3 and 4). Though the biggest cutback came in February after a big corporate rally in January, the reduction in corporates hurt the fund relative to its peers.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                            4/30/01      10/31/00
NUMBER OF SECURITIES          38           34
WEIGHTED AVERAGE
   MATURITY                 2.8 YRS      2.2 YRS
AVERAGE DURATION            2.5 YRS      1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.70%*        0.70%

* ANNUALIZED.

YIELDS AS OF APRIL 30, 2001
                           INVESTOR      ADVISOR
                             CLASS        CLASS
30-DAY SEC YIELD             4.85%        4.60%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                            % OF FUND INVESTMENTS
                             AS OF        AS OF
                            4/30/01      10/31/00
AAA                           66%           49%
AA                             6%            2%
A                             13%           22%
BBB                            9%           22%
BB                             6%            5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


6      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

THE PORTFOLIO'S SECOND-BIGGEST HOLDING AT THE END OF THE PERIOD WAS TREASURYS. HOW DID YOU END UP WITH 22% TREASURYS AFTER STARTING THE PERIOD AT 0%?

     That was part of our defensive posture--when we sold corporate and mortgage-backed securities (MBS), we generally bought Treasurys.

     Short-term Treasurys typically do well during economic downturns--they provide a safe haven for investors who are fleeing the stock market (which stimulates demand, increasing their value), and their yields fall and prices rise when the Federal Reserve cuts short-term interest rates to boost the economy.

WHY DID YOU CUT YOUR MBS HOLDINGS?

     It was another defensive move, designed to reduce the fund's exposure to prepayment risks caused by mortgage refinancing. As Treasury yields and the federal funds rate fell during the period, mortgage refinancing activity picked up dramatically.

     That was great for homeowners, but bad for MBS investors--refinancings caused mortgage-backed bonds to essentially mature early and MBS investors to be "prepaid." Investors were then forced to reinvest their MBS proceeds at lower rates than they thought they'd locked in.

WHY DID YOU CONTINUE TO HOLD OVER 11% OF THE PORTFOLIO IN ASSET-BACKED SECURITIES (ABS)?

     They continued to add value to the portfolio, not only as diversifiers, but also as an attractive alternative to MBS.

     ABS offer two of the same investment advantages as MBS--AAA ratings with high yields--without the big disadvantage: ABS aren't subject to refinancing and prepayments when interest rates fall. Their underlying debt can be subject to increasing default rates when economic conditions worsen, but they're typically heavily backed (over collateralized--hence the AAA ratings) and we're usually in a senior position for repayment.

     So we used ABS to maintain the portfolio's yield, increase its credit quality, and diversify away from MBS.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY?

     We think the Fed is nearing the end of its rate cuts for this cycle. That's mainly because of the aggregate size and number of the Federal Reserve's aggressive interest rate cuts this year and increasing concerns about rising inflation.

     Looking ahead, we expect relative interest rate stability and slow economic growth until corporate America starts to recover.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR LIMITED-TERM BOND?

     Considering how much bonds have rallied, and the big adjustments the Fed has already made to interest rates, we'd be surprised if bonds perform in the next six months like they did during the last six.

     Instead, for the rest of this year, we expect income--not price appreciation--to be the biggest part of bond performance. As a result, our bias will be away from low-yielding Treasurys and increasingly toward higher-yielding securities such as mortgage-backeds and corporates.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF APRIL 30, 2001
CORPORATE BONDS                       39.4%
U.S. TREASURY SECURITIES              22.0%
MORTGAGE-BACKED SECURITIES            14.5%
ASSET-BACKED SECURITIES               11.6%
U.S. GOVERNMENT AGENCY
   SECURITIES                         11.0%
OTHER                                  1.5%

                             AS OF OCTOBER 31, 2000
CORPORATE BONDS                       53.6%
MORTGAGE-BACKED SECURITIES            20.3%
ASSET-BACKED SECURITIES               17.9%
U.S. GOVERNMENT AGENCY
   SECURITIES                          8.2%

Investment terms are defined in the Glossary on pages 36-37.


                                                 www.americancentury.com      7


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 39.4%
BANKS -- 2.3%
                   $  300  Bank One Corp., 6.40%, 8/1/02                 $   306
                                                                         -------
DEFENSE/AEROSPACE -- 1.6%
                      200  Raytheon Co., 8.20%, 3/1/06                       212
                                                                         -------
DEPARTMENT STORES -- 2.2%
                      300  Wal-Mart Stores, Inc., 6.15%,
                              8/10/01                                        302
                                                                         -------
ELECTRICAL UTILITIES -- 1.5%
                      200  Georgia Power Company, 5.75%,
                              1/31/03                                        202
                                                                         -------
FINANCIAL SERVICES -- 11.0%
                      375  Aristar Inc., 6.75%, 8/15/01                      377
                      200  Associates Corp., N.A., 6.00%,
                              7/15/05                                        199
                      200  Ford Motor Credit Co., 7.50%,
                              3/15/05                                        208
                      500  General Electric Capital Corp.,
                              5.375%, 4/23/04                                502
                      215  International Lease Finance Corp.,
                              6.875%, 5/1/01                                 215
                                                                         -------
                                                                           1,501
                                                                         -------
GAS & WATER UTILITIES -- 5.3%
                      500  CMS Energy Corp., 8.00%,
                              7/1/01                                         500
                      200  KeySpan Corporation, 7.25%,
                              11/15/05                                       210
                                                                         -------
                                                                             710
                                                                         -------
GROCERY STORES -- 1.5%
                      200  Safeway Inc., 6.15%, 3/1/06                       199
                                                                         -------
INDUSTRIAL SERVICES -- 1.5%
                      200  Tyco International Group S.A.,
                              6.375%, 2/15/06                                201
                                                                         -------
RAILROADS -- 3.1%
                      415  Norfolk Southern Corp., 6.95%,
                              5/1/02                                         423
                                                                         -------
REAL ESTATE INVESTMENT TRUST -- 2.3%
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                       303
                                                                         -------
SECURITIES & ASSET MANAGEMENT -- 4.8%
                      250  Morgan Stanley Dean Witter &
                              Company, 6.10%, 4/15/06                        249
                      385  Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                                395
                                                                         -------
                                                                             644
                                                                         -------

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 2.3%
                   $  300  Rogers Wireless Inc., 9.625%,
                              5/1/11                                     $   304
                                                                         -------
TOTAL CORPORATE BONDS                                                      5,307
                                                                         -------
   (Cost $5,252)

U.S. TREASURY SECURITIES -- 22.0%
                      505  U.S. Treasury Inflation Indexed
                              Notes, 3.50%, 1/15/11                          513
                      300  U.S. Treasury Notes, 5.125%,
                              12/31/02                                       304
                    1,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                      1,005
                    1,100  U.S. Treasury Notes, 5.75%,
                              11/15/05                                     1,139
                                                                         -------
TOTAL U.S. TREASURY SECURITIES                                             2,961
                                                                         -------
   (Cost $2,968)

MORTGAGE-BACKED SECURITIES(1) -- 14.5%
                      622  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                        637
                      428  FNMA Pool #252213, 6.00%,
                              1/1/14                                         426
                      192  FNMA Pool #378698, 8.00%,
                              5/1/12                                         199
                      305  FNMA Pool #411016, 6.50%,
                              3/1/13                                         309
                      379  FNMA Pool #433184, 6.50%,
                              6/1/13                                         383
                                                                         -------
TOTAL MORTGAGE-BACKED SECURITIES                                           1,954
                                                                         -------
   (Cost $1,892)

ASSET-BACKED SECURITIES(1) -- 11.6%
                      200  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                        207
                      453  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                                456
                      273  CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                       276
                       79  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 11/21/01                                 80
                      127  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                            129
                      200  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20                     203


8      1-800-345-2021                          See Notes to Financial Statements


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  200  Residential Asset Securities
                              Corporation, Series 2000 KS4,
                              Class AI3 SEQ, 7.36%,
                              1/25/26                                    $   207
                                                                         -------
TOTAL ASSET-BACKED SECURITIES                                              1,558
                                                                         -------
   (Cost $1,529)

U.S. GOVERNMENT AGENCY SECURITIES -- 10.3%
                      850  FHLB, 6.75%, 8/15/02                              874
                      500  FNMA, 6.25%, 11/15/02                             513
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                 1,387
                                                                         -------
   (Cost $1,352)

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.5%
                      200  Province of Quebec, 5.50%,
                              4/11/06                                        197
                                                                         -------
   (Cost $200)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 0.7%
                      100  FHLB Discount Notes, 4.50%,
                              5/1/01(2)                                      100
                                                                         -------
   (Cost $100)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $13,464
                                                                         =======
   (Cost $13,293)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

SEQ = Sequential Payer

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      9


Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                              INVESTOR CLASS (INCEPTION 3/1/94)                        ADVISOR CLASS (INCEPTION 8/14/97)
          INTERMEDIATE-    LEHMAN INTERM.     INTERM. INVESTMENT-GRADE DEBT FUNDS(2)   INTERMEDIATE-     LEHMAN INTERM.
            TERM BOND    GOVT./CREDIT INDEX      AVERAGE RETURN   FUND'S RANKING         TERM BOND    GOVT./CREDIT INDEX
========================================================================================================================
6 MONTHS(1)    6.25%           6.44%                 5.92%             --                  6.12%             6.44%
1 YEAR        11.80%          12.12%                11.16%        88 OUT OF 285           11.53%            12.12%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.75%           6.59%                 5.49%        83 OUT OF 219            5.49%             6.59%
5 YEARS        6.55%           7.02%                 6.61%        75 OUT OF 150             --                --
LIFE OF FUND   6.13%           6.83%                 6.21%(3)     55 OUT OF 105(3)         5.83%             6.60%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/3/94, the date nearest the class's inception for which data are available.

(4) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 4/30/01
Lehman Intermediate
   Govt./Credit Bond Index      $15,754
Intermediate Bond               $15,320

                  Intermediate-Term        Lehman Intermediate
                        Bond             Govt./Credit Bond Index
DATE                   VALUE                     VALUE
3/1/1994              $10,000                   $10,000
3/31/1994              $9,856                    $9,835
6/30/1994              $9,801                    $9,776
9/30/1994              $9,882                    $9,856
12/31/1994             $9,880                    $9,845
3/31/1995             $10,265                   $10,278
6/30/1995             $10,754                   $10,790
9/30/1995             $10,950                   $10,969
12/31/1995            $11,374                   $11,356
3/31/1996             $11,217                   $11,261
6/30/1996             $11,255                   $11,332
9/30/1996             $11,451                   $11,533
12/31/1996            $11,745                   $11,815
3/31/1997             $11,714                   $11,802
6/30/1997             $12,089                   $12,151
9/30/1997             $12,469                   $12,479
12/31/1997            $12,707                   $12,746
3/31/1998             $12,906                   $12,945
6/30/1998             $13,135                   $13,188
9/30/1998             $13,676                   $13,780
12/31/1998            $13,654                   $13,821
3/31/1999             $13,647                   $13,795
6/30/1999             $13,482                   $13,740
9/30/1999             $13,581                   $13,866
12/31/1999            $13,568                   $13,873
3/31/2000             $13,851                   $14,081
6/30/2000             $13,934                   $14,319
9/30/2000             $14,360                   $14,732
12/31/2000            $14,975                   $15,277
3/31/2001             $15,405                   $15,795
4/30/2001             $15,320                   $15,754

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Intermediate Government/ Credit Bond Index is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                  Intermediate-Term        Lehman Intermediate
                        Bond             Govt./Credit Bond Index
DATE                   RETURN                    RETURN
4/30/1994*             -2.16%                    -2.32%
4/30/1995               5.98%                     6.51%
4/30/1996               7.57%                     7.84%
4/30/1997               6.30%                     6.41%
4/30/1998               9.26%                     8.94%
4/30/1999               5.61%                     6.37%
4/30/2000               0.15%                     1.55%
4/30/2001              11.80%                    12.12%

* From 3/1/94 (the fund's inception date) to 4/30/94.


10      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     Favorable conditions in the U.S. bond market (see page 3) propelled Intermediate-Term Bond and its peer group (307 Intermediate Investment-Grade Debt Funds tracked by Lipper Inc.) to exceptional returns.

     The fund returned 6.25% and the peer group's average gain was 5.92%.* To put those numbers into perspective, Intermediate-Term Bond's six-month return was 12 basis points (0.12%) higher than the fund's average annual return from its inception in March 1994 through April 30, 2001. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND'S YIELD DECLINE SO MUCH?

     When bond prices rise, yields fall. The fund's 30-day SEC yield fell from 6.42% on October 31, 2000, to 5.38% on April 30, 2001, a 104-basis-point drop. But that wasn't unusual for this time period. For example, the yield on the five-year Treasury note--which fits the fund's investment parameters--fell from 5.81% to 4.89%, a 92-basis-point drop.

WHAT HELPED THE FUND OUTPERFORM THE LIPPER CATEGORY AVERAGE?

     Lower expenses provide a consistent advantage for this fund. As of April 30, 2001, Intermediate-Term Bond's annualized expense ratio was 0.75%, compared with the 0.92% average of its Lipper category. When everything else is equal, lower expenses translate into higher returns.

     Another important factor was the performance of our corporate bond holdings and our corporate credit research team. During a turbulent period when the U.S. economy weakened significantly and corporate bond defaults surged to record levels, the portfolio didn't experience any defaults.

TO WHAT DO YOU ATTRIBUTE YOUR CORPORATE CREDIT SUCCESS?

     We developed a strategy that made sense given the economic and market conditions, and we executed it well. In anticipation of a weakening economy, we wanted the corporate portfolio to emphasize big, well-known names that were relatively easy to buy and sell. We also had a bias toward defensive industries such as financial services, energy, health care, and utilities. And we underweighted telecommunications companies, which suffered more defaults than any other sector.

     We also reduced our holdings of lower-rated corporate debt. We sold some BB securities and used the proceeds to buy AAA commercial mortgage-backed securities (CMBS). We found we could get 10-year AAA CMBS at the same yields as single-A industrial bonds.

     You can see these moves reflected in the accompanying Portfolio Composition by Credit Rating table--the portfolio's holding of bonds rated A or less declined and its AA and AAA holdings increased.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                            4/30/01      10/31/00
NUMBER OF SECURITIES          87            80
WEIGHTED AVERAGE
   MATURITY                 6.6 YRS       7.7 YRS
AVERAGE DURATION            4.9 YRS       4.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.75%*         0.75%

* ANNUALIZED.

YIELDS AS OF APRIL 30, 2001
                           INVESTOR       ADVISOR
                             CLASS         CLASS
30-DAY SEC YIELD             5.38%         5.12%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                            % OF FUND INVESTMENTS
                             AS OF        AS OF
                            4/30/01      10/31/00
AAA                           70%          57%
AA                             4%           2%
A                              9%          17%
BBB                           14%          19%
BB                             3%           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


                                                 www.americancentury.com      11


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     However, there was a downside to our corporate positioning. Cutting back on our holdings probably cost us some fund performance because corporates ended up being the best-performing sector during the period (see pages 3 and 4).

CORPORATES PERFORMED WELL DESPITE A SPIKE IN SUPPLY CAUSED BY RECORD LEVELS OF ISSUANCE. WHY WAS CORPORATE ISSUANCE SO HEAVY?

     The strong relative price performance of corporates and their heavy issuance were related--the Federal Reserve's interest rate cuts (see page 3) and strong investor demand were common threads.

     The Fed's cuts made it less expensive for companies to issue debt. When rates are down, issuers don't have to pay as much interest to investors. Companies rushed to issue bonds before rates climbed again.

     Lower rates also made bond investors more aggressive and increased demand for higher-yielding securities--investors moved out of lower-yielding Treasurys and into corporate, agency, and mortgage-backed securities. Corporate issuers increased their debt sales knowing that they'd meet decent demand in the bond market.

     And last but not least, corporate issuance, demand, and performance were strong because the long-term corporate financial outlook improved as the Fed cut rates.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKET?

     While we were preparing this report in May, the Federal Reserve cut short-term interest rates for the fifth time this year, dropping the federal funds rate target to 4%, its lowest level since 1994.

     Taking into account how far and fast short-term interest rates have fallen this year, and increasing concerns about inflation, we think the Fed is nearing the end of its rate cuts for this cycle. Barring any major shocks to the system--such as an expanded energy crisis--we appear to be entering a period of relative interest rate stability, slow economic growth, and gradual improvement in corporate financial health.

BONDS POSTED EXCEPTIONAL RETURNS DURING THE SIX-MONTH REPORTING PERIOD. IS IT REALISTIC TO EXPECT THAT KIND OF PERFORMANCE TO CONTINUE?

     Given how much bonds have rallied since the first quarter of 2000 and how the interest rate environment has changed this year, no, we don't expect those kinds of gains to continue during the second half of this year. We expect the biggest part of bond performance to come from income, not price appreciation. That's why we're favoring higher-yielding securities such as mortgage-backed securities (MBS) and corporates.

     MBS give us a nice combination of high credit quality (AAA ratings in most cases) and higher yields. We've used commercial MBS to reduce our exposure to prepayments--low interest rates triggered a mortgage refinancing wave that caused home MBS to effectively mature early and prepay investors. CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

[left margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF APRIL 30, 2001
CORPORATE BONDS                       27.4%
MORTGAGE-BACKED SECURITIES            23.8%
U.S. TREASURY SECURITIES              23.4%
U.S. GOVERNMENT AGENCY
   SECURITIES                         15.5%
ASSET-BACKED SECURITIES                9.2%
OTHER                                  0.7%

                             AS OF OCTOBER 31, 2000
CORPORATE BONDS                       42.6%
MORTGAGE-BACKED SECURITIES            24.5%
U.S. TREASURY SECURITIES              16.0%
U.S. GOVERNMENT AGENCY
   SECURITIES                          8.4%
ASSET-BACKED SECURITIES                7.9%
OTHER                                  0.6%

Investment terms are defined in the Glossary on pages 36-37.


12      1-800-345-2021


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 27.4%
BANKS -- 1.2%
                   $  500  Citigroup Inc., 7.25%, 10/1/10                $   520
                                                                         -------
DEFENSE/AEROSPACE -- 1.8%
                      350  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                                354
                      400  Raytheon Co., 8.20%, 3/1/06                       423
                                                                         -------
                                                                             777
                                                                         -------
DEPARTMENT STORES -- 0.5%
                      200  Sears, Roebuck & Co. Inc. MTN,
                              8.29%, 6/10/02                                 206
                                                                         -------
ELECTRICAL EQUIPMENT -- 1.1%
                      200  Anixter International Inc., 8.00%,
                              9/15/03                                        206
                      300  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                                 300
                                                                         -------
                                                                             506
                                                                         -------
ELECTRICAL UTILITIES -- 3.6%
                      450  Cilcorp, Inc., 8.70%, 10/15/09                    475
                      300  Georgia Power Company, 5.75%,
                              1/31/03                                        303
                      400  Mirant Americas Generation Inc.,
                              8.30%, 5/1/11 (Acquired
                              4/27/01, Cost $399)(1)                         406
                      400  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                         389
                                                                         -------
                                                                           1,573
                                                                         -------
ENERGY RESERVES & PRODUCTION -- 2.0%
                      500  Duke Energy Field Services,
                              7.875%, 8/16/10                                529
                      350  El Paso Corp. MTN, 8.05%,
                              10/15/30                                       367
                                                                         -------
                                                                             896
                                                                         -------
FINANCIAL SERVICES -- 2.6%
                      500  Associates Corp., N.A., 6.00%,
                              7/15/05                                        499
                      300  Ford Motor Credit Co., 7.50%,
                              3/15/05                                        312
                      350  Household Finance Corp., 6.50%,
                              1/24/06                                        355
                                                                         -------
                                                                           1,166
                                                                         -------
FOOD & BEVERAGE -- 0.5%
                      200  Kellogg Co., 7.45%, 4/1/31
                              (Acquired 3/26/01, Cost
                              $201)(1)                                       199
                                                                         -------
FOREST PRODUCTS & PAPER -- 0.6%
                      250  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                         262
                                                                         -------

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.7%
                   $  300  KeySpan Corporation, 7.25%,
                              11/15/05                                   $   315
                                                                         -------
GROCERY STORES -- 2.0%
                      250  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $256)(1)                                  263
                      300  Kroger Co., 7.65%, 4/15/07                        315
                      300  Safeway Inc., 6.15%, 3/1/06                       299
                                                                         -------
                                                                             877
                                                                         -------
HOTELS -- 1.2%
                      500  MGM Mirage, 8.50%, 9/15/10                        514
                                                                         -------
INDUSTRIAL SERVICES -- 1.1%
                      500  Tyco International Group S.A.,
                              6.375%, 2/15/06                                502
                                                                         -------
INFORMATION SERVICES -- 0.4%
                      190  KPNQwest B.V., 8.125%, 6/1/09                     161
                                                                         -------
INTERNET -- 0.5%
                      200  AOL Time Warner Inc., 7.625%,
                              4/15/31                                        201
                                                                         -------
MEDIA -- 1.9%
                      350  Comcast Cable Communications,
                              8.375%, 5/1/07                                 381
                      500  CSC Holdings Inc., 7.625%,
                              7/15/18                                        449
                                                                         -------
                                                                             830
                                                                         -------
OIL SERVICES -- 2.2%
                      400  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                        395
                      300  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                                272
                      300  TransOcean Sedco Forex,
                              6.625%, 4/15/11 (Acquired
                              3/30/01, Cost $298)(1)                         298
                                                                         -------
                                                                             965
                                                                         -------
RAILROADS -- 0.4%
                      200  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                          182
                                                                         -------
REAL ESTATE INVESTMENT TRUST -- 0.7%
                      300  EOP Operating LP, 6.75%,
                              2/15/08                                        295
                                                                         -------
SECURITIES & ASSET MANAGEMENT -- 2.5%
                      600  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                        618
                      500  Morgan Stanley Dean Witter &
                              Company, 6.10%, 4/15/06                        499
                                                                         -------
                                                                           1,117
                                                                         -------
TOTAL CORPORATE BONDS                                                     12,064
                                                                         -------
   (Cost $11,856)


See Notes to Financial Statements                www.americancentury.com      13


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 23.4%
                   $2,050  STRIPS - PRINCIPAL, 5.97%,
                              11/15/27(2)                                $   418
                      600  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                        810
                      250  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                       311
                      300  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                       323
                      350  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                        371
                      505  U.S. Treasury Inflation Indexed
                              Notes, 3.50%, 1/15/11                          513
                    1,000  U.S. Treasury Notes, 5.50%,
                              1/31/03                                      1,020
                    1,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                      1,005
                      300  U.S. Treasury Notes, 7.875%,
                              11/15/04                                       330
                    1,700  U.S. Treasury Notes, 6.75%,
                              5/15/05                                      1,819
                    1,750  U.S. Treasury Notes, 5.75%,
                              11/15/05                                     1,811
                      350  U.S. Treasury Notes, 6.625%,
                              5/15/07                                        377
                    1,250  U.S. Treasury Notes, 5.00%,
                              2/15/11                                      1,219
                                                                         -------
TOTAL U.S. TREASURY SECURITIES                                            10,327
                                                                         -------
  (Cost $10,286)

MORTGAGE-BACKED SECURITIES(3) -- 17.0%
                      218  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                         217
                      438  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                         448
                      321  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                         327
                      158  FHLMC Pool #G00907, 7.00%,
                              2/1/28                                         160
                      259  FNMA Pool #252211, 6.00%,
                              1/1/29                                         250
                      457  FNMA Pool #323980, 6.00%,
                              4/1/14                                         455
                      224  FNMA Pool #411821, 7.00%,
                              1/1/28                                         227
                      160  FNMA Pool #413812, 6.50%,
                              1/1/28                                         159
                      257  FNMA Pool #427913, 6.00%,
                              5/1/13                                         257
                      277  FNMA Pool #431837, 7.00%,
                              6/1/28                                         279
                      255  FNMA Pool #450619, 6.00%,
                              12/1/28                                        247
                      445  FNMA Pool #492315, 6.50%,
                              4/1/29                                         441
                      272  FNMA Pool #506995, 7.50%,
                              7/1/29                                         277

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  427  FNMA Pool #537234, 7.00%,
                              5/1/30                                     $   431
                    1,022  FNMA Pool #542599, 7.50%,
                              8/1/30                                       1,044
                      500  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                        506
                      248  GNMA Pool #002202, 7.00%,
                              4/20/26                                        251
                      338  GNMA Pool #436277, 6.50%,
                              3/15/28                                        336
                      134  GNMA Pool #458862, 7.50%,
                              2/15/28                                        137
                      204  GNMA Pool #467626, 7.00%,
                              2/15/28                                        207
                      276  GNMA Pool #469811, 7.00%,
                              12/15/28                                       279
                      339  GNMA Pool #509502, 8.00%,
                              12/15/29                                       351
                      190  GNMA Pool #780412, 7.50%,
                              8/15/26                                        195
                                                                         -------
TOTAL MORTGAGE-BACKED SECURITIES                                           7,481
                                                                         -------
   (Cost $7,326)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.5%
                    4,200  FHLB Discount Notes, 4.50%,
                              5/1/01(4)                                    4,200
                                                                         -------
   (Cost $4,200)

ASSET-BACKED SECURITIES(3) -- 9.2%
                      400  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                       419
                      300  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3 SEQ, 6.10%,
                              8/25/26                                        303
                      350  Delta Air Lines, Series 2000-1,
                              Class A1 SEQ, 7.38%,
                              5/18/10                                        369
                      300  Detroit Edison Securitization
                              Funding LLC, Series 2001-1,
                              Class A4 SEQ, 6.19%, 3/1/13                    296
                      418  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                                 425
                      350  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                                356
                      600  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33(5)                                     595
                      295  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                       297


14      1-800-345-2021                         See Notes to Financial Statements


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continuted)
APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  250  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             $   251
                      500  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20                     508
                      218  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                                220
                                                                         -------
TOTAL ASSET-BACKED SECURITIES                                              4,039
                                                                         -------
   (Cost $3,983)

FORWARD COMMITMENTS -- 6.8%
                    3,000  FHLMC Purchase, 6.50%,
                              settlement 5/14/01                           2,973
                                                                         -------
   (Cost $2,978)

U.S. GOVERNMENT AGENCY SECURITIES -- 6.0%
                    2,000  FNMA, 7.125%, 2/15/05(5)                        2,127
                      200  FNMA, 6.625%, 11/15/10                            208
                      300  FNMA, Series B, 7.25%,
                              1/15/10(5)                                     326
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                 2,661
                                                                         -------
   (Cost $2,519)

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.7%
                      300  Province of Quebec, 5.50%,
                              4/11/06                                        296
                                                                         -------
   (Cost $300)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $44,041
                                                                         =======
   (Cost $43,448)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2001, was $1,166 (in thousands) which represented 2.8% of net assets.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount form their value at maturity.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Rate indicated is the yield to maturity at purchase.

(5) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.


See Notes to Financial Statements                www.americancentury.com      15


Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                             INVESTOR CLASS (INCEPTION 3/2/87)              ADVISOR CLASS (INCEPTION 8/8/97)
                       LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)              LEHMAN AGGREGATE
                BOND      BOND INDEX      AVERAGE RETURN   FUND'S RANKING       BOND      BOND INDEX
=================================================================================================================
6 MONTHS(1)     6.21%        6.22%             5.91%                --            6.08%             6.22%
1 YEAR         11.36%       12.39%            10.89%           63 OUT OF 177     11.09%            12.39%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.75%        6.54%             4.95%           88 OUT OF 146      4.50%             6.54%
5 YEARS         6.19%        7.51%             6.41%           74 OUT OF 120       --                --
10 YEARS        7.11%        7.82%             7.43%           29 OUT OF 43        --                --
LIFE OF FUND    7.06%        8.04%             7.55%(3)        23 OUT OF 26(3)    5.27%             6.78%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/5/87, the date nearest the class's inception for which data are available.

(4) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 4/30/01
Lehman Aggregate
   Bond Index                   $21,231
Bond                            $19,871

                                            Lehman Aggregate
                        Bond                   Bond Index
DATE                   VALUE                     VALUE
4/30/1991             $10,000                   $10,000
4/30/1992             $11,204                   $11,100
4/30/1993             $12,643                   $12,572
4/30/1994             $12,675                   $12,679
4/30/1995             $13,515                   $13,606
4/30/1996             $14,720                   $14,781
4/30/1997             $15,699                   $15,828
4/30/1998             $17,288                   $17,554
4/30/1999             $17,957                   $18,655
4/30/2000             $17,845                   $18,890
4/30/2001             $19,871                   $21,231

$10,000 investment made 4/30/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED APRIL 30)

                                            Lehman Aggregate
                        Bond                   Bond Index
DATE                   RETURN                    RETURN
4/30/1992              12.04%                    11.00%
4/30/1993              12.84%                    13.26%
4/30/1994               0.26%                     0.85%
4/30/1995               6.62%                     7.31%
4/30/1996               8.92%                     8.64%
4/30/1997               6.65%                     7.08%
4/30/1998              10.12%                    10.91%
4/30/1999               3.87%                     6.27%
4/30/2000              -0.62%                     1.26%
4/30/2001              11.36%                    12.39%


16      1-800-345-2021


Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Houston (pictured on page 11), a portfolio manager on the Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     Favorable conditions in the U.S. bond market (see page 3) propelled Bond and its peer group (182 A-Rated Corporate Debt Funds tracked by Lipper Inc.) to exceptional returns.

     The fund returned 6.21% and the peer group's average gain was 5.91%.* To put those numbers into perspective, Bond's six-month return was two basis points (0.02%) higher than the fund's 6.19% average annual return for the five years ended April 30, 2001. (See the previous page for other fund performance comparisons.)

WHAT ABOUT THE FUND'S YIELD?

     As you'd expect during a powerful bond rally, the yield fell, but it was still competitive. As of April 30, 2001, the fund's 30-day SEC yield was 5.67%, compared with the 5.35% average yield of Bond's Lipper category. Bond's 30-day SEC yield was 6.49% at the end of October.

WHAT HELPED THE FUND OUTPERFORM THE LIPPER CATEGORY AVERAGES FOR RETURN AND
YIELD?

     Lower expenses provide a consistent advantage for this fund. As of April 30, 2001, Bond's annualized expense ratio was 0.80%, compared with the 1.07% average of its Lipper category. When everything else is equal, lower expenses translate into higher returns.

     Another important factor was the performance of our corporate bond holdings and our corporate credit research team. During a turbulent period when the U.S. economy weakened significantly and corporate bond defaults surged to record levels, the portfolio didn't experience any defaults.

TO WHAT DO YOU ATTRIBUTE YOUR CORPORATE CREDIT SUCCESS?

     We developed a strategy that made sense given the economic and market conditions, and we executed it well. In anticipation of a weakening economy, we wanted the corporate portfolio to emphasize big, well-known names that were relatively easy to buy and sell. We also had a bias toward defensive industries such as financial services, energy, health care, and utilities. And we underweighted telecommunications companies, which suffered more defaults than any other sector.

     We also reduced our holdings of lower-rated corporate debt. We sold some BB securities and used the proceeds to buy AAA commercial mortgage-backed securities (CMBS). We found we could get 10-year AAA CMBS at the same yields as single-A industrial bonds.

     You can see these moves reflected in the accompanying Portfolio Composition by Credit Rating table--the portfolio's A, BBB, and B holdings declined and its AA and AAA holdings increased.

     However, there was a downside to our corporate positioning. Cutting back on our holdings probably cost us some performance because corporates ended up being the best-performing sector during the period (see pages 3 and 4).

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                            4/30/01      10/31/00
NUMBER OF SECURITIES          65            58
WEIGHTED AVERAGE
   MATURITY                 8.1 YRS       9.3 YRS
AVERAGE DURATION            5.6 YRS       5.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.80%*         0.80%

* ANNUALIZED.

YIELDS AS OF APRIL 30, 2001
                           INVESTOR       ADVISOR
                             CLASS         CLASS
30-DAY SEC YIELD             5.67%        5.41%%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                            % OF FUND INVESTMENTS
                             AS OF        AS OF
                            4/30/01      10/31/00
AAA                           62%          52%
AA                             4%           2%
A                             13%          19%
BBB                           18%          21%
BB                             3%           6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


                                                 www.americancentury.com      17


Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CORPORATES PERFORMED WELL DESPITE A SPIKE IN SUPPLY CAUSED BY RECORD LEVELS OF ISSUANCE. WHY WAS CORPORATE ISSUANCE SO HEAVY?

     The strong relative price performance of corporates and their heavy issuance were related--the Federal Reserve's interest rate cuts (see page 3) and strong investor demand were common threads.

     The Fed's cuts made it less expensive for companies to issue debt. When rates are down, issuers don't have to pay as much interest to investors. Companies rushed to issue bonds before rates climbed again.

     Lower rates also made bond investors more aggressive and increased demand for higher-yielding securities--investors moved out of lower-yielding Treasurys and into corporate, agency, and mortgage-backed securities. Corporate issuers increased their debt sales knowing that they'd meet decent demand in the bond market.

     And last but not least, corporate issuance, demand, and performance were strong because the long-term corporate financial outlook improved as the Fed cut rates.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKET?

     While we were preparing this report in May, the Federal Reserve cut short-term interest rates for the fifth time this year, dropping the federal funds rate target to 4%, its lowest level since 1994.

     Taking into account how far and fast short-term interest rates have fallen this year, and increasing concerns about inflation, we think the Fed is nearing the end of its rate cuts for this cycle. Barring any major shocks to the system--such as an expanded energy crisis--we appear to be entering a period of relative interest rate stability, slow economic growth, and gradual improvement in corporate financial health.

BONDS POSTED EXCEPTIONAL RETURNS DURING THE SIX-MONTH REPORTING PERIOD. IS IT REALISTIC TO EXPECT THAT KIND OF PERFORMANCE TO CONTINUE?

     Given how much bonds have rallied since the first quarter of 2000 and how the interest rate environment has changed this year, no, we don't expect those kinds of gains to continue during the second half of this year. We expect the biggest part of bond performance to come from income, not price appreciation. That's why we're favoring higher-yielding securities such as mortgage-backed securities (MBS) and corporates.

     MBS give us a nice combination of high credit quality (AAA ratings in most cases) and higher yields. We've used commercial MBS to reduce our exposure to prepayments--low interest rates triggered a mortgage refinancing wave that caused home MBS to effectively mature early and prepay investors. CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF APRIL 30, 2001
CORPORATE BONDS                       34.8%
MORTGAGE-BACKED SECURITIES            26.4%
U.S. TREASURY SECURITIES              22.0%
ASSET-BACKED SECURITIES                9.9%
U.S. GOVERNMENT AGENCY
   SECURITIES                          5.9%
OTHER                                  1.0%

                             AS OF OCTOBER 31, 2000
CORPORATE BONDS                       47.5%
MORTGAGE-BACKED SECURITIES            26.2%
U.S. TREASURY SECURITIES              17.1%
ASSET-BACKED SECURITIES                8.3%
OTHER                                  0.9%

Investment terms are defined in the Glossary on pages 36-37.


18      1-800-345-2021


Bond--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 34.8%
BANKS -- 1.3%
                   $1,500  Citigroup Inc., 7.25%, 10/1/10               $  1,561
                                                                        --------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 0.3%
                      455  International Business Machines
                              Corp., 7.125%, 12/1/96                         425
                                                                        --------
DEFENSE/AEROSPACE -- 2.1%
                    1,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                              1,011
                    1,500  Raytheon Co., 8.20%, 3/1/06                     1,586
                                                                        --------
                                                                           2,597
                                                                        --------
ELECTRICAL UTILITIES -- 2.2%
                    1,500  Cilcorp, Inc., 8.70%, 10/15/09                  1,580
                    1,200  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                       1,168
                                                                        --------
                                                                           2,748
                                                                        --------
ENERGY RESERVES & PRODUCTION -- 2.3%
                    1,500  Duke Energy Field Services,
                              7.875%, 8/16/10                              1,589
                    1,250  El Paso Corp. MTN, 8.05%,
                              10/15/30                                     1,309
                                                                        --------
                                                                           2,898
                                                                        --------
FINANCIAL SERVICES -- 3.3%
                    1,200  Associates Corp., N.A., 6.00%,
                              7/15/05                                      1,196
                    1,500  Ford Motor Credit Co., 7.50%,
                              3/15/05                                      1,562
                    1,300  Household Finance Corp., 6.50%,
                              1/24/06                                      1,319
                                                                        --------
                                                                           4,077
                                                                        --------
FOOD & BEVERAGE -- 0.8%
                    1,000  Kellogg Co., 7.45%, 4/1/31
                              (Acquired 3/26/01, Cost
                              $1,005)(1)                                     997
                                                                        --------
GAS & WATER UTILITIES -- 2.5%
                    2,000  Columbia Energy Group, 7.42%,
                              11/28/15                                     1,951
                    1,100  KeySpan Corporation, 7.25%,
                              11/15/05                                     1,154
                                                                        --------
                                                                           3,105
                                                                        --------
GROCERY STORES -- 2.5%
                      750  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $767)(1)                                  790
                    1,000  Kroger Co., 7.65%, 4/15/07                      1,049
                    1,200  Safeway Inc., 6.15%, 3/1/06                     1,197
                                                                        --------
                                                                           3,036
                                                                        --------

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
HOTELS -- 1.7%
                   $2,000  MGM Mirage, 8.50%, 9/15/10                   $  2,058
                                                                        --------
INDUSTRIAL SERVICES -- 1.0%
                    1,250  Tyco International Group S.A.,
                              6.375%, 2/15/06                              1,255
                                                                        --------
INFORMATION SERVICES -- 0.3%
                      500  KPNQwest B.V., 8.125%, 6/1/09                     423
                                                                        --------
INTERNET -- 0.5%
                      600  AOL Time Warner Inc., 7.625%,
                              4/15/31                                        603
                                                                        --------
LIFE & HEALTH INSURANCE -- 2.7%
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                      3,277
                                                                        --------
MEDIA -- 2.5%
                    1,100  Comcast Cable Communications,
                              8.375%, 5/1/07                               1,197
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                      1,945
                                                                        --------
                                                                           3,142
                                                                        --------
OIL SERVICES -- 2.6%
                    1,300  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                      1,286
                    1,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                                908
                    1,000  TransOcean Sedco Forex, 6.625%,
                              4/15/11 (Acquired 3/30/01,
                              Cost $995)(1)                                  992
                                                                        --------
                                                                           3,186
                                                                        --------
RAILROADS -- 0.4%
                      600  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                          547
                                                                        --------
REAL ESTATE INVESTMENT TRUST -- 3.3%
                    1,000  EOP Operating LP, 6.75%,
                              2/15/08                                        983
                    3,000  Spieker Properties, Inc. MTN,
                              7.58%, 12/17/01                              3,046
                                                                        --------
                                                                           4,029
                                                                        --------
SECURITIES & ASSET MANAGEMENT -- 2.5%
                    2,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                      2,059
                    1,000  Morgan Stanley Dean Witter &
                              Company, 6.10%, 4/15/06                        998
                                                                        --------
                                                                           3,057
                                                                        --------
TOTAL CORPORATE BONDS                                                     43,021
                                                                        --------
   (Cost $42,055)


See Notes to Financial Statements                www.americancentury.com      19


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(2) -- 21.6%
                   $2,587  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                    $  2,570
                    1,461  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                       1,493
                    5,338  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                       5,392
                    3,073  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                       3,062
                    2,556  FNMA Pool #250452, 6.50%,
                              1/1/26                                       2,545
                    2,586  FNMA Pool #252211, 6.00%,
                              1/1/29                                       2,505
                    1,345  FNMA Pool #453124, 6.00%,
                              12/1/13                                      1,339
                    2,410  FNMA Pool #484698, 6.00%,
                              2/1/14                                       2,399
                    1,229  FNMA Pool #503915, 7.00%,
                              7/1/29                                       1,241
                      437  FNMA Pool #504748, 7.00%,
                              7/1/29                                         442
                    1,164  FNMA Pool #506995, 7.50%,
                              7/1/29                                       1,189
                    2,129  FNMA Pool #542599, 7.50%,
                              8/1/30                                       2,174
                      305  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                        327
                                                                        --------
TOTAL MORTGAGE-BACKED SECURITIES                                          26,678
                                                                        --------
   (Cost $26,231)

U.S. TREASURY SECURITIES -- 22.0%
                    5,425  STRIPS - PRINCIPAL, 5.94%,
                              11/15/27(3)                                  1,105
                    2,900  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                      3,076
                    3,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                      3,165
                    1,414  U.S. Treasury Inflation Indexed
                              Bonds, 3.50%, 1/15/11                        1,436
                    2,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                      2,139
                    8,200  U.S. Treasury Notes, 5.75%,
                              11/15/05(4)                                  8,486
                    1,350  U.S. Treasury Notes, 6.625%,
                              5/15/07                                      1,456
                    6,450  U.S. Treasury Notes, 5.00%,
                              2/15/11                                      6,289
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                            27,152
                                                                        --------
   (Cost $27,158)

Principal Amount              ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(2) -- 9.9%
                   $1,500  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                  $  1,572
                    1,000  Delta Air Lines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                     1,053
                    1,000  Detroit Edison Securitization
                              Funding LLC, Series 2001-1,
                              Class A4 SEQ, 6.19%, 3/1/13                    986
                    1,500  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                              1,527
                    2,400  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                      2,381
                    1,688  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                     1,700
                    1,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                               1,004
                    2,000  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20                   2,029
                                                                        --------
TOTAL ASSET-BACKED SECURITIES                                             12,252
                                                                        --------
   (Cost $12,092)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 5.7%
                    7,000  FHLB Discount Notes, 4.50%,
                              5/1/01(5)                                    7,000
                                                                        --------
   (Cost $7,000)

FORWARD COMMITMENTS -- 4.8%
                    6,000  FHLMC Purchase, 6.50%,
                              settlement 5/14/01                           5,943
                                                                        --------
   (Cost $6,000)

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.0%
                    1,200  Province of Quebec, 5.50%,
                              4/11/06                                      1,182
                                                                        --------
   (Cost $1,199)

U.S. GOVERNMENT AGENCY SECURITIES -- 0.2%
                      200  FNMA, 6.625%, 11/15/10                            208
                                                                        --------
   (Cost $209)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $123,436
                                                                        ========
   (Cost $121,944)


20      1-800-345-2021                         See Notes to Financial Statements


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2001, was $2,779 (in thousands) which represented 2.3% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(5) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      21


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)                   LIMITED-TERM   INTERMEDIATE-TERM       BOND

ASSETS                                          (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $13,293,
  $43,448, and $121,944,
  respectively) (Note 3) .................   $      13,464    $      44,041    $     123,436
Cash .....................................               8              302            3,032
Receivable for investments sold ..........             260            1,351            3,550
Receivable for capital shares sold .......               4               26                3
Interest receivable ......................             182              517            1,503
                                             -------------    -------------    -------------
                                                    13,918           46,237          131,524
                                             -------------    -------------    -------------

LIABILITIES
Payable for investments purchased ........             550            4,509           12,148
Accrued management fees (Note 2) .........               7               25               78
Distribution fees payable (Note 2) .......            --                  1                1
Service fees payable (Note 2) ............            --                  1                1
                                             -------------    -------------    -------------
                                                       557            4,536           12,228
                                             -------------    -------------    -------------

Net Assets ...............................   $      13,361    $      41,701    $     119,296
                                             =============    =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..   $      13,517    $      41,869    $     122,116
Accumulated net realized loss
  on investment transactions .............            (327)            (761)          (4,312)
Net unrealized appreciation
  on investments (Note 3) ................             171              593            1,492
                                             -------------    -------------    -------------
                                             $      13,361    $      41,701    $     119,296
                                             =============    =============    =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...............................   $  11,306,757    $  37,890,209    $ 113,559,148
Shares outstanding .......................       1,142,601        3,814,697       12,209,696
Net asset value per share ................   $        9.90    $        9.93    $        9.30

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...............................   $   2,054,455    $   3,811,259    $   5,736,675
Shares outstanding .......................         207,614          383,709          616,798
Net asset value per share ................   $        9.90    $        9.93    $        9.30


22      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                      LIMITED-TERM    INTERMEDIATE-TERM       BOND
INVESTMENT INCOME                                      (In Thousands)
Income:
Interest ............................     $392             $1,248            $3,958
                                     ---------------   ---------------   ---------------

Expenses (Note 2):
Management fees .....................      40               137                459
Distribution fees -- Advisor Class ..      2                 4                  5
Service fees -- Advisor Class .......      2                 4                  5
Directors' fees and expenses               --                --                 1
                                     ---------------   ---------------   ---------------
                                           44               145                470
                                     ---------------   ---------------   ---------------

Net investment income ...............     348              1,103              3,488
                                     ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on
  investment transactions ...........      49               327                971
Change in net unrealized
  appreciation on investments .......     181               760               2,558
                                     ---------------   ---------------   ---------------

Net realized and unrealized
  gain on investments ...............     230              1,087              3,529
                                     ---------------   ---------------   ---------------

Net Increase in Net Assets
  Resulting from Operations .........     $578             $2,190            $7,017
                                     ===============   ===============   ===============


See Notes to Financial Statements                www.americancentury.com      23


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in                LIMITED-TERM       INTERMEDIATE-TERM          BOND
  Net Assets                        2001        2000      2001       2000      2001       2000

OPERATIONS                                                 (In Thousands)
Net investment income .......... $     348  $     824  $   1,103  $   1,990  $   3,488  $   7,207
Net realized gain (loss)
  on investment transactions ...        49       (289)       327       (810)       971     (4,041)
Change in net unrealized
  appreciation on investments ..       181        203        760        693      2,558      2,556
                                 ---------  ---------  ---------  ---------  ---------  ---------
Net increase in net assets
  resulting from operations ....       578        738      2,190      1,873      7,017      5,722
                                 ---------  ---------  ---------  ---------  ---------  ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............      (297)      (653)    (1,010)    (1,791)    (3,362)    (6,986)
  Advisor Class ................       (51)      (171)       (93)      (199)      (126)      (221)
                                 ---------  ---------  ---------  ---------  ---------  ---------
Decrease in net assets
  from distributions ...........      (348)      (824)    (1,103)    (1,990)    (3,488)    (7,207)
                                 ---------  ---------  ---------  ---------  ---------  ---------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...........     2,628     (7,724)     7,036       (495)     5,214    (10,779)
                                 ---------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)
  in net assets ................     2,858     (7,810)     8,123       (612)     8,743    (12,264)

NET ASSETS
Beginning of period ............    10,503     18,313     33,578     34,190    110,553    122,817
                                 ---------  ---------  ---------  ---------  ---------  ---------
End of period .................. $  13,361  $  10,503  $  41,701  $  33,578  $ 119,296  $ 110,553
                                 =========  =========  =========  =========  =========  =========


24      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Bond Fund (Limited-Term), Intermediate-Term Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government & agency securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, Limited-Term, Intermediate-Term and Bond had accumulated net realized capital loss carryovers for federal income tax purposes of $376,775, $1,087,936 and $5,270,950 (expiring in 2007 through 2008 in each of the funds), respectively, which may be used to offset future taxable gains.


                                                 www.americancentury.com      25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50% and 0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended April 30, 2001 for Limited-Term, Intermediate-Term and Bond were approximately $4,000, $8,000, and $10,000, respectively.

    The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 5 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended April 30, 2001, were as follows:

                            LIMITED-TERM     INTERMEDIATE-TERM        BOND
PURCHASES                                     (In Thousands)
U.S. Treasury &
  Agency Obligations           $9,622             $18,220            $56,743
Other Debt Obligations          3,024             12,343             37,773

PROCEEDS FROM SALES                           (In Thousands)
U.S. Treasury &
  Agency Obligations           $6,402             $9,692             $40,717
Other Debt Obligations          3,165             12,378             42,318

    On April 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                            LIMITED-TERM     INTERMEDIATE-TERM        BOND
                                              (In Thousands)
Appreciation                    $186               $772              $1,977
Depreciation                    (15)               (179)              (497)
                          ----------------   -----------------   ---------------
Net                             $171               $593              $1,480
                          ================   =================   ===============
Federal Tax Cost              $13,293            $43,448            $121,956
                          ================   =================   ===============


26      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                               LIMITED-TERM           INTERMEDIATE-TERM               BOND
                           SHARES      AMOUNT       SHARES        AMOUNT      SHARES        AMOUNT

INVESTOR CLASS                                         (In Thousands)
Shares Authorized ........ 150,000                  150,000                   150,000
                          =========                ==========                ==========
Six months ended
  April 30, 2001
Sold .....................  1,022      $10,060       1,444       $14,342       2,621        $24,351
Issued in reinvestment
  of distributions .......    28         272           94          930          343          3,192
Redeemed .................  (804)      (7,917)       (901)       (8,950)      (2,592)      (24,124)
                          ---------   ----------   ----------   ----------   ----------   -----------
Net increase .............   246        $2,415        637         $6,322        372         $3,419
                          =========   ==========   ==========   ==========   ==========   ===========

Year ended
  October 31, 2000
Sold .....................  2,276      $21,871       1,558       $ 14,868      12,063      $106,780
Issued in reinvestment
  of distributions .......    59         572          166         1,583         714          6,408
Redeemed ................. (2,953)     (28,433)     (1,670)      (15,940)     (14,241)     (126,351)
                          ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ..  (618)      $(5,990)        54          $511        (1,464)     $(13,163)
                          =========   ==========   ==========   ==========   ==========   ===========

ADVISOR CLASS                                            (In Thousands)
Shares Authorized ........  50,000                   50,000                    50,000
                          =========                ==========                ==========
Six months ended
  April 30, 2001
Sold .....................    52         $508         160         $1,588        822         $7,639
Issued in reinvestment
  of distributions .......    5           49           8            81           8            71
Redeemed .................   (35)        (344)        (96)         (955)        (638)       (5,915)
                          ---------   ----------   ----------   ----------   ----------   -----------
Net increase .............    22         $213          72          $714         192         $1,795
                          =========   ==========   ==========   ==========   ==========   ===========

Year ended
  October 31, 2000
Sold .....................   327        $3,134         94          $878        6,031        $42,282
Issued in reinvestment
  of distributions .......    16         155           16          157           15           135
Redeemed .................  (523)      (5,023)       (217)       (2,041)      (5,781)      (40,033)
                          ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ..  (180)      $(1,734)      (107)       $(1,006)       265         $2,384
                          =========   ==========   ==========   ==========   ==========   ===========

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase &
Co. Effective December 19, 2000, the line of credit was renewed at $520,000,000.
The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended April 30, 2001.


                                                 www.americancentury.com      27



Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                       2001(1)       2000        1999       1998       1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.70        $9.74       $10.05     $9.98      $9.93        $9.96
                                      ----------   ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..............  0.28         0.57        0.53       0.55       0.56        0.56
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.20        (0.04)      (0.26)      0.08       0.05        (0.03)
                                      ----------   ---------   --------   --------   ---------   --------
  Total From Investment Operations ...  0.48         0.53        0.27       0.63       0.61        0.53
                                      ----------   ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (0.28)       (0.57)      (0.53)     (0.55)     (0.56)      (0.56)
  From Net Realized Gains on
  Investment Transactions ............   --           --        (0.05)     (0.01)       --          --
                                      ----------   ---------   --------   --------   ---------   --------
  Total Distributions ................ (0.28)       (0.57)      (0.58)     (0.56)     (0.56)      (0.56)
                                      ----------   ---------   --------   --------   ---------   --------
Net Asset Value, End of Period ....... $9.90        $9.70       $9.74      $10.05     $9.98        $9.93
                                      ==========   =========   ========   ========   =========   ========
  Total Return(2) ....................  4.99%        5.59%       2.75%      6.58%      6.30%       5.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.70%(3)       0.70%       0.70%      0.70%      0.69%       0.68%
Ratio of Net Investment Income
  to Average Net Assets ..............5.72%(3)       5.85%       5.38%      5.56%      5.63%       5.63%
Portfolio Turnover Rate ..............   84%          82%         72%        97%       109%        121%
Net Assets, End of Period
  (in thousands) .....................$11,307       $8,697     $14,747    $18,838     $15,269     $8,092

(1) Six months ended April 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


28      1-800-345-2021                        See Notes to Financial Statements


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Advisor Class
                                        2001(1)      2000        1999       1998(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $9.70       $9.74       $10.05       $9.97
                                       ---------   ---------   ---------   ----------
Income From Investment Operations
  Net Investment Income ...............   0.27        0.54        0.50        0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...   0.20       (0.04)      (0.26)       0.09
                                       ---------   ---------   ---------   ----------
  Total From Investment Operations ....   0.47        0.50        0.24        0.60
                                       ---------   ---------   ---------   ----------
Distributions
  From Net Investment Income ..........  (0.27)      (0.54)      (0.50)      (0.51)
  From Net Realized Gains on
  Investment Transactions .............    --          --        (0.05)      (0.01)
                                       ---------   ---------   ---------   ----------
  Total Distributions .................  (0.27)      (0.54)      (0.55)      (0.52)
                                       ---------   ---------   ---------   ----------
Net Asset Value, End of Period ........  $9.90       $9.70       $9.74       $10.05
                                       =========   =========   =========   ==========
  Total Return(3) .....................   4.86%       5.33%       2.49%       6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.95%(4)      0.95%       0.95%     0.95%(4)
Ratio of Net Investment Income
  to Average Net Assets ............... 5.47%(4)      5.60%       5.13%     5.26%(4)
Portfolio Turnover Rate ...............   84%         82%         72%       97%(5)
Net Assets, End of Period
  (in thousands) ......................  $2,054      $1,806      $3,566       $845

(1) Six months ended April 30, 2001 (unaudited).

(2) November 12, 1997 (commencement of sale) through October 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distribution, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1998.


See Notes to Financial Statements                www.americancentury.com      29


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                               Investor Class
                                       2001(1)     2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.62      $9.65      $10.24     $10.07      $9.91      $10.07
                                      --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.29       0.59       0.55       0.58        0.59       0.58
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.31      (0.03)     (0.52)      0.17        0.16      (0.06)
                                      --------   --------   --------   ---------   --------   --------
  Total From Investment Operations ...  0.60       0.56       0.03       0.75        0.75       0.52
                                      --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (0.29)     (0.59)     (0.55)     (0.58)      (0.59)     (0.58)
  From Net Realized Gains on
  Investment Transactions ............   --         --       (0.07)       --          --       (0.10)
                                      --------   --------   --------   ---------   --------   --------
Total Distributions .................. (0.29)     (0.59)     (0.62)     (0.58)      (0.59)     (0.68)
                                      --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period ....... $9.93      $9.62      $9.65      $10.24      $10.07      $9.91
                                      ========   ========   ========   =========   ========   ========
  Total Return(2) ....................  6.25%      5.99%      0.29%      7.71%       7.87%      5.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.75%(3)     0.75%      0.75%      0.75%       0.75%      0.74%
Ratio of Net Investment Income
  to Average Net Assets ..............5.86%(3)     6.15%      5.60%      5.73%       5.99%      5.90%
Portfolio Turnover Rate ..............   62%       129%       106%        89%         99%        87%
Net Assets, End of Period
  (in thousands) .....................$37,890    $30,574    $30,150    $26,797     $18,126     $15,626

(1) Six months ended April 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


30      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                       2001(1)     2000       1999       1998       1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.62      $9.65      $10.24     $10.07       $9.96
                                      --------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..............  0.28       0.56       0.53       0.56        0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.31      (0.03)     (0.52)      0.17        0.11
                                      --------   --------   --------   ---------   --------
  Total From Investment Operations ...  0.59       0.53       0.01       0.73        0.23
                                      --------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (0.28)     (0.56)     (0.53)     (0.56)      (0.12)
  From Net Realized Gains on
  Investment Transactions ............   --         --       (0.07)       --          --
                                      --------   --------   --------   ---------   --------
  Total Distributions ................ (0.28)     (0.56)     (0.60)     (0.56)      (0.12)
                                      --------   --------   --------   ---------   --------
Net Asset Value, End of Period ....... $9.93      $9.62      $9.65      $10.24      $10.07
                                      ========   ========   ========   =========   ========
  Total Return(3) ....................  6.12%      5.73%      0.05%      7.44%       2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............1.00%(4)     1.00%      1.00%      1.00%     1.00%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............5.61%(4)     5.90%      5.35%      5.48%     6.05%(4)
Portfolio Turnover Rate ..............   62%       129%       106%        89%       99%(5)
Net Assets, End of Period
  (in thousands) ..................... $3,811     $3,004     $4,040     $3,150      $2,017

(1) Six months ended April 30, 2001 (unaudited).

(2) August 14, 1997 (commencement of sale) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements                www.americancentury.com      31


Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                              Investor Class
                                       2001(1)     2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.02      $9.12      $9.77      $9.73       $9.63       $9.78
                                      --------   --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.28       0.57       0.55       0.57        0.60       0.60
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.28      (0.10)     (0.65)      0.07        0.19      (0.14)
                                      --------   --------   --------   ---------   --------   --------
  Total From Investment Operations ...  0.56       0.47      (0.10)      0.64        0.79       0.46
                                      --------   --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (0.28)     (0.57)     (0.55)     (0.57)      (0.60)     (0.60)
  From Net Realized Gains on
  Investment Transactions ............   --         --        --(2)     (0.03)      (0.09)     (0.01)
                                      --------   --------   --------   ---------   --------   --------
  Total Distributions ................ (0.28)     (0.57)     (0.55)     (0.60)      (0.69)     (0.61)
                                      --------   --------   --------   ---------   --------   --------
Net Asset Value, End of Period ....... $9.30      $9.02      $9.12      $9.77       $9.73       $9.63
                                      ========   ========   ========   =========   ========   ========
  Total Return(3) ....................  6.21%      5.34%     (1.00)%     6.79%       8.57%      4.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............0.80%(4)     0.80%      0.80%      0.80%       0.80%      0.79%
Ratio of Net Investment Income
  to Average Net Assets ..............6.01%(4)     6.32%      5.82%      5.87%       6.25%      6.18%
Portfolio Turnover Rate ..............   74%       138%       107%        66%         52%       100%
Net Assets, End of Period
  (in thousands) .....................$113,559   $106,723   $121,358   $145,496    $126,580   $142,567

(1) Six months ended April 30, 2001 (unaudited).

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


32      1-800-345-2021                        See Notes to Financial Statements


Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                       2001(1)       2000        1999        1998        1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $9.02        $9.12       $9.77       $9.73         $9.55
                                      ----------   ---------   ---------   ----------   ----------
Income From Investment Operations
  Net Investment Income ..............   0.27         0.55        0.52        0.55         0.13
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..   0.28        (0.10)      (0.65)       0.07         0.18
                                      ----------   ---------   ---------   ----------   ----------
  Total From Investment Operations ...   0.55         0.45       (0.13)       0.62         0.31
                                      ----------   ---------   ---------   ----------   ----------
Distributions
  From Net Investment Income .........  (0.27)       (0.55)      (0.52)      (0.55)       (0.13)
  From Net Realized Gains on
  Investment Transactions ............    --           --        --(3)        (0.03)        --
                                      ----------   ---------   ---------   ----------   ----------
  Total Distributions ................  (0.27)       (0.55)      (0.52)      (0.58)       (0.13)
                                      ----------   ---------   ---------   ----------   ----------
Net Asset Value, End of Period ....... $9.30        $9.02       $9.12       $9.77         $9.73
                                      ==========   =========   =========   ==========   ==========
  Total Return(4) ....................   6.08%        5.09%      (1.25)%      6.52%        3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............. 1.05%(5)       1.05%       1.05%       1.05%      1.05%(5)
Ratio of Net Investment Income
  to Average Net Assets .............. 5.76%(5)       6.07%       5.57%       5.62%      5.92%(5)
Portfolio Turnover Rate ..............    74%         138%        107%         66%        52%(6)
Net Assets, End of Period
  (in thousands) .....................  $5,737       $3,830      $1,459      $2,153        $462

(1) Six months ended April 30, 2001 (unaudited).

(2) August 8, 1997 (commencement of sale) through October 31, 1997.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements                www.americancentury.com      33


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


34      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 1- TO 5-YEAR GOVERNMENT/CORPORATE INDEX is composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (listed formerly as the Lehman Intermediate Government/Corporate Bond Index) includes the Lehman Intermediate Government Bond Index and the Lehman Intermediate Credit Bond Index, which reflect the price fluctuations of primarily U.S. Treasury, government agency, and corporate bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed primarily of the Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT INVESTMENT-GRADE DEBT FUNDS (Limited-Term Bond)--funds with dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       JEFF HOUSTON
       JOHN WALSH
   Credit Research Manager
       GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                 www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 28-33.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


36      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      37


Notes
--------------------------------------------------------------------------------


38      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      39


Notes
--------------------------------------------------------------------------------


40      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0106                                 American Century Investment Services, Inc.
SH-SAN-25738                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

New Opportunities

April 30, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]
James E. Stowers, Jr., standing, with  James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. We have been heartened, however, by the stock market's bounce since the beginning of April. Whether or not the market continues to move higher in the short term, you can expect us to adhere rigorously to our discipline of searching for companies experiencing accelerating growth in their earnings and revenues. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
NEW OPPORTUNITIES
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Retirement Account
      Information .........................................................   16
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                             www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Most major U.S. stock indices were down for the six months ended April 30, 2001, as investors registered their concern about the ability of corporations to sustain their earnings growth in a slowing economy.

* Technology stocks, especially companies involved with telecommunications, computers and the Internet, were particularly hard hit over the period. Investors had earlier driven up their shares on the premise that future growth would be there in the form of ever-evolving new technologies, continued strong product demand, and an expanding economy.

* Meanwhile, companies in defensive areas attracted investors, and value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. Despite several interest rate cuts, stocks in general stumbled as the period progressed. Many investors, unable to gain much earnings visibility from corporate leaders, appeared to decide that equities were too risky to hold at any price.

NEW OPPORTUNITIES

* New Opportunities declined 44.76% for the six months ended April 30, 2001. The fund's benchmark, the Russell 2000 Growth Index, fell 17.34%.

* New Opportunities' short-term results mainly stem from a large concentration in technology businesses. Weakness in the technology sector was widespread, with the electrical equipment, semiconductor, and computer software industries posting losses as corporations reduced technology spending.

* The combination of high energy prices and increased demand lifted many stocks in the electrical utility and oil services industries.

* Health care became New Opportunities' largest sector weighting when the management team found growth characteristics displayed in companies throughout the sector.

* This aggressive fund will continue to follow its mandate of investing in businesses whose earnings and revenues appear to be growing at an accelerating rate with the objective of positioning the portfolio for the next upward swing.

[left margin]

                               NEW OPPORTUNITIES
                                    (TWNOX)
       TOTAL RETURNS:                                 AS OF 4/30/01
          6 Months                                       -44.76%*
          1 Year                                         -46.30%
       INCEPTION DATE:                                   12/26/96
       NET ASSETS:                                    $472 million

* Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 18-19.


 2      1-800-345-2021


Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer,  U.S. growth equities

Equity investors will not soon forget the period covered by this report. After several years of blistering performance, most of the major stock indices posted losses for the six months ended April 30, 2001. In fact, that's a bit of an under statement, since this timespan was inside one of the worst stretches in the stock market's history. We witnessed the S&P 500 fall nearly 22% from its peak in March 2000, solidly in bear market territory. Meanwhile, the Nasdaq Composite Index was caught in the downturn in technology issues and fell nearly 63% from its March 2000 high, the worst performance on record for any broad index of American stocks.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve took hold. Technology companies were among the first to feel the effects, many of them connected either directly or indirectly with the Internet. Investors had awarded these New Economy businesses dizzying price-earnings ratios, seemingly convinced that any enterprise with ".com" in its name was a sure winner, and that there would be no pause in the build-out of the Internet. When the venture capital and public markets finally withdrew new funding for many of these companies with questionable business models, we saw a dramatic correction in all companies touched by the Internet mania. The economy's fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001. And in the wake of cascading negative earnings revisions, technology stocks in particular went into a free-fall.

     But while technology and other growth stocks fell several rungs, companies in defensive and consumer- oriented areas such as energy, utilities, consumer staples, financials and health care were back in demand. In addition, value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. This was especially true among smaller stocks. Ultimately, small-cap value stocks trounced every other equity category in 2000, and they have continued their march so far this year.

     2001 was only three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Three more rate cuts followed in the first quarter, but stocks stumbled nonetheless, as many investors, unable to gain insight from corporate leaders about their projected earnings, appeared to conclude that equities were too risky to hold at any price.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a bottoming in some industries. While the current downturn has been painful, there is a positive side. Investors now have more appropriate expectations and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

S&P 500            -12.07%
S&P MIDCAP 400      -1.40%
RUSSELL 2000        -1.77%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

[line chart - data below]

               S&P 500      S&P Mid-Cap 400      Russell 2000
10/31/2000      $1.00           $1.00               $1.00
11/30/2000      $0.92           $0.92               $0.90
12/31/2000      $0.93           $1.00               $0.97
 1/31/2001      $0.96           $1.02               $1.03
 2/28/2001      $0.87           $0.96               $0.96
 3/31/2001      $0.82           $0.89               $0.91
 4/30/2001      $0.88           $0.99               $0.98

Value on 4/30/01
S&P 500            $0.88
S&P MIDCAP 400     $0.99
RUSSELL 2000       $0.98


                                           www.americancentury.com      3


New Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                            NEW         RUSSELL 2000
                      OPPORTUNITIES     GROWTH INDEX
6 MONTHS(1)               -44.76%         -17.34%
1 YEAR                    -46.30%         -24.85%
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
3 YEARS                    15.49%          -1.69%
LIFE OF FUND(2)            15.29%           4.45%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Inception was 12/26/96.

(3) Since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 17-18 for information about the Russell 2000 Growth Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/01
New Opportunities       $18,547
Russell 2000 Growth     $12,077

[line chart - data below]

            New Opportunities        Russell 2000 Growth Index
12/26/1996       $10,000                     $10,000
 3/31/1997        $8,100                      $8,951
 6/30/1997       $10,140                     $10,522
 9/30/1997       $11,920                     $12,302
12/31/1997       $10,500                     $11,293
 3/31/1998       $11,661                     $12,635
 6/30/1998       $11,840                     $11,910
 9/30/1998        $9,280                      $9,247
12/31/1998       $11,900                     $11,433
 3/31/1999       $11,980                     $11,241
 6/30/1999       $14,639                     $12,898
 9/30/1999       $16,639                     $12,263
12/31/1999       $29,506                     $16,358
 3/31/2000       $38,016                     $17,876
 6/30/2000       $36,815                     $16,558
 9/30/2000       $38,085                     $15,901
12/31/2000       $24,138                     $12,689
 3/31/2001       $16,383                     $10,760
 4/30/2001       $18,547                     $12,077

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund (since 12/31/96, the date nearest the fund's inception for which index data are available), while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

[bar chart - data below]

           New Opportunities          Russell 2000 Growth Index
4/30/1997*      -21.41%                       -11.52%
4/30/1998        50.50%                        43.70%
4/30/1999         5.15%                        -3.77%
4/30/2000       172.82%                        31.38%
4/30/2001       -46.30%                       -24.85%

* From 12/26/96 to 4/30/97; index performance from 12/31/96 to 4/30/97.


 4      1-800-345-2021


New Opportunities--Q&A
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd, and John Seitzer]

     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the New Opportunities investment team.

HOW DID NEW OPPORTUNITIES PERFORM FOR THE SIX MONTHS ENDING APRIL 30, 2001?

     New Opportunities was down 44.76% for the period, which spanned one of the worst stretches in the stock market's history. The decline was especially severe for technology-oriented businesses, which are often heavily represented in this aggressive common stock fund. The fund's benchmark, the Russell 2000 Growth Index, fell 17.34%, while the Nasdaq Composite, where many technology businesses are listed, was down 37.10%.

     Our disappointing short-term results mainly stem from a large concentration in technology businesses that the fund carried into the period following strong performance over the previous year--an 83% return over the 12 months ending last October. In retrospect, the economy's slowdown since October 31 was more sudden and grave than anticipated, as was the reaction by investors toward the types of growth stocks on which New Opportunities focuses.

     We entered 2001 confident that we held some of the best long-term growth stories in American industry, many of them in exciting technology pursuits connected with computers, communications and the Internet. We felt that, even in a slowing economy, growth-oriented investors would continue to gravitate toward the types of companies we try to own--businesses whose earnings and revenues are growing at a steadily increasing, or accelerating, pace.

     Our confidence in that scenario seemed justified in early January when the Federal Reserve lowered interest rates in a surprise move that sparked a rally in technology issues. As the period progressed, though, companies in and out of technology continued to warn of slower growth and lower profits. The speed and magnitude at which tech businesses' outlooks changed was unprecedented. For example, computer chipmaker Elantec Semiconductor was among the many businesses experiencing a sudden slowdown. Elantec was one of our ten largest holdings at the start of the period. In January, the company announced record revenue for 2000 and projected a profitable 2001. One month later, at the end of February, Elantec drastically reduced its earnings forecasts as customers cancelled orders for chips due to weak sales of personal computers and other equipment. It was virtually the same story for the great majority of our larger technology holdings. Communications chip manufacturer PMC-Sierra, another former top-10 holding, and Power-One, a provider of power-conversion products for telecommunications equipment, saw their business dry up with such customers as Cisco Systems. Elantec, PMC and Power-One were all eliminated from the portfolio as our technology weighting fell from 63% of the fund's assets at the beginning of the period to 20% at the end. Still, even as we unwound our technology positions,

[right margin]

"OUR DISAPPOINTING SHORT-TERM RESULTS MAINLY STEM FROM A LARGE
CONCENTRATION IN TECHNOLOGY BUSINESSES THAT THE FUND CARRIED INTO THE PERIOD FOLLOWING STRONG PERFORMANCE OVER THE PREVIOUS YEAR . . ."

PORTFOLIO AT A GLANCE
                                                4/30/01          10/31/00
NO. OF EQUITY SECURITIES                          94                75
P/E RATIO                                        40.7              55.4
MEDIAN AVERAGE                                   $2.56            $2.91
   MARKET CAPITALIZATION                        BILLION           BILLION
WEIGHTED MARKET                                  $6.17            $7.73
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              88%(1)            112%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.50%(3)            1.50%

(1)    Six months ended 4/30/01.

(2)    Year ended 10/31/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 18-19.


                                           www.americancentury.com      5


New Opportunities--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

the fund bore the brunt of the flight out of growth companies that investors made over the period in response to uncertainties about the economy and corporate earnings.

AS YOU REPOSITIONED THE PORTFOLIO, WHERE DID YOUR SEARCH FOR COMPANIES WITH ACCELERATING GROWTH TAKE YOU?

     When we closed our books, health care companies, especially drug companies and providers of medical services, had replaced technology firms as our largest sector weighting at approximately 30% of assets. We found the growth characteristics we look for in businesses throughout the sector.

     The growth potential of biotechnology firms involved in genomics--the analysis and manipulation of genetic information--is especially impressive. This is a compelling new field that could result in a surge in the number of drugs that can be developed. Because of the potential for acceleration in this area, we maintained Protein Design Labs (PDL) as one of our largest holdings. PDL's patents enable the development of new generations of drugs that enhance the immune system's natural responses to prevent diseases. Unfortunately, the market's downturn affected even fundamentally sound companies like PDL.

     Recent legislative changes at the federal level have increased pricing flexibility for hospital providers. We are especially attracted to regional hospital providers that have been successful in their niche markets. One of our largest holdings, Health Management Associates (HMA), is the premier operator of acute care hospitals in the rural Southeast and Southwest.

WERE THERE SECTORS OR STOCKS THAT  CONTRIBUTED POSITIVELY TO PERFORMANCE?

     Our position in the electrical utility industry produced positive results. The combination of high energy prices and increased demand benefited Calpine Corp., whose shares advanced 44% during the period, making it one of New Opportunities' top contributors. Based in San Jose, the company began adding power plants and buying natural gas reserves before California's energy shortage became widely known and energy prices skyrocketed. With the spotlight on the burgeoning demand for electricity, Calpine, the nation's fastest growing independent power company, appears well positioned for strong earnings growth in the coming years.

     Similarly, our investments in oil service providers such as Weatherford International, Inc. and National Oilwell benefited from higher oil and natural gas prices. The major oil exploration companies have increased exploration and production to meet demand, which bodes well for the firms that provide the equipment and services for these activities.

     In financials, our investment in life and health insurer Conseco was another bright spot. Rising earnings in several of the company's business units and a restructuring of its financial subsidiary is helping Conseco reduce its debt and regain profitability.

     The continued strength in consumer spending also helped some of New Opportunities' holdings. A slowing economy usually hurts retail sales, and this certainly was the case late last year. However, consumers began spending again after the Federal Reserve started cutting interest rates, which boosted

[left margin]

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           4/30/01            10/31/00
PROTEIN DESIGN
   LABS, INC.                                4.4%                3.6%
CALPINE CORP.                                4.2%                1.4%
HEALTH MANAGEMENT
   ASSOCIATES, INC.                          2.9%                   -
NATIONAL-OILWELL, INC.                       2.6%                1.3%
BIOVAIL CORP.
   INTERNATIONAL                             2.3%                1.3%
WEATHERFORD
   INTERNATIONAL, INC.                       2.0%                   -
TAIWAN SEMICONDUCTOR
   MANUFACTURING CO.
   LTD. ADR                                  1.9%                   -
SHIRE PHARMACEUTICALS
   GROUP PLC ADR                             1.9%                0.8%
MARINE DRILLING
   CO., INC.                                 1.8%                1.2%
HUMAN GENOME
   SCIENCES, INC.                            1.8%                1.4%

TOP FIVE INDUSTRIES

                                                 % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           4/30/01             10/31/00
DRUGS                                       18.9%               17.8%
OIL SERVICES                                 9.2%                3.7%
ELECTRICAL EQUIPMENT                         6.5%               20.5%
COMPUTER SOFTWARE                            6.4%               14.8%
MEDICAL PROVIDERS
   & SERVICES                                6.4%                 -


6      1-800-345-2021


New Opportunties--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

optimism that the economy would eventually turn around. Best Buy, the country's largest electronics retailer, was one holding that profited from revived consumer spending, mostly on demand for its digital products. Best Buy continued to post healthy profits and gain market share in a difficult market environment.

WHAT ARE YOUR THOUGHTS AS YOU LOOK TOWARD THE SECOND HALF OF 2001?

     First of all, no one likes to see his or her fund decline, and we share our investors' frustration. The three of us are invested in New
Opportunities--indeed, American Century employees have placed substantial amounts in New Opportunities over the fund's history.

     Looking forward, we intend to continue to closely follow this aggressive fund's mandate of investing in businesses whose earnings and revenues appear to be growing at an accelerating pace. As we do in both good and challenging times, we are incorporating new tools to help us in that regard.

     We've been through previous steep market corrections in which high-growth companies like those held by New Opportunities have suffered disproportionately. As in those instances, our job is to ensure that New Opportunities' portfolio is filled with growing companies when investors again focus on businesses with solid earnings and revenues. We plan to continue searching for those companies.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF APRIL 30, 2001
=     U.S. COMMON STOCKS
         & EQUITY FUTURES                                        86.3%
=     FOREIGN STOCKS                                             11.8%
--------------------------------------------------------------------------------
      TOTAL EQUITY EXPOSURE                                      98.1%
=     TEMPORARY CASH                                              1.9%

[pie chart]

                                                        AS OF OCTOBER 31, 2000
=     U.S. COMMON STOCKS
         & EQUITY FUTURES                                       80.9%
=     FOREIGN STOCKS                                            10.8%
--------------------------------------------------------------------------------
      TOTAL EQUITY EXPOSURE                                     91.7%
=     TEMPORARY CASH                                             8.3%

[pie chart]


                                             www.americancentury.com      7


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                      ($ in Thousands)                    Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 88.1%

COMPUTER HARDWARE &  BUSINESS MACHINES - 1.8%
                  174,700  Apple Computer, Inc.(1)                $     4,458
                   81,000  Mercury Computer Systems, Inc.(1)            4,113
                                                                  --------------
                                                                        8,571
                                                                  --------------

COMPUTER SOFTWARE - 6.4%
                   75,700  BEA Systems, Inc.(1)                         3,093
                   51,400  Check Point Software
                              Technologies Ltd.(1)                      3,224
                  277,600  Compuware Corp.(1)                           2,852
                   94,311  Gemstar - TV Guide International,
                              Inc.(1)                                   3,915
                   88,300  Informatica Corp.(1)                         2,228
                  125,900  JDA Software Group, Inc.(1)                  1,888
                   65,000  Macrovision Corp.(1)                         3,713
                   38,400  Mapinfo Corp.(1)                             1,209
                   82,400  Mercury Interactive Corp.(1)                 5,450
                  254,400  Network Associates Inc.(1)                   2,807
                                                                  --------------
                                                                       30,379
                                                                  --------------

CONSTRUCTION & REAL PROPERTY - 0.5%
                   74,600  Insituform Technologies, Inc. Cl A(1)        2,563
                                                                  --------------

CONSUMER DURABLES - 0.5%
                  203,200  Pier 1 Imports, Inc.                         2,256
                                                                  --------------

DEPARTMENT STORES - 0.4%
                   83,400  Family Dollar Stores, Inc.                   2,128
                                                                  --------------

DRUGS - 18.9%
                   82,000  Abgenix, Inc.(1)                             3,075
                  104,300  Albany Molecular Research Inc.(1)            3,295
                  277,200  Biovail Corp. International(1)              10,887
                   94,100  Cephalon, Inc.(1)                            6,005
                    1,600  CIMA Labs Inc.(1)                               90
                   97,200  COR Therapeutics, Inc.(1)                    3,007
                  127,300  Enzon, Inc.(1)                               7,587
                  131,600  Human Genome Sciences, Inc.(1)               8,452
                   74,800  IDEC Pharmaceuticals Corp.(1)                3,681
                   32,100  Millennium Pharmaceuticals, Inc.(1)          1,177
                  157,600  Neose Technologies Inc.(1)                   4,279
                  328,600  Protein Design Labs, Inc.(1)                21,077
                  177,900  Shire Pharmaceuticals Group
                              PLC ADR(1)                                8,878
                  139,800  Teva Pharmaceutical Industries
                              Ltd. ADR                                  7,613
                                                                  --------------
                                                                       89,103
                                                                  --------------

ELECTRICAL EQUIPMENT - 6.5%
                   75,000  C-Mac Industries Inc.(1)                     2,423
                   27,400  Coherent, Inc.(1)                            1,075
                   38,300  Comverse Technology, Inc.(1)                 2,623
                   71,400  Emcore Corp.(1)                              2,963
                  124,700  Jabil Circuit, Inc.(1)                       3,621

Shares                      ($ in Thousands)                   Valu
--------------------------------------------------------------------------
                  105,400  McData Corp. Cl A(1)                   $     2,408
                  145,200  Roper Industries Inc.                        6,070
                  241,400  Thermo Electron Corp.(1)                     6,364
                  167,800  Ulticom INC.(1)                              3,398
                                                                  --------------
                                                                       30,945
                                                                  --------------

ELECTRICAL UTILITIES - 4.2%
                  348,800  Calpine Corp.(1)(2)                         19,878
                                                                  --------------

FINANCIAL SERVICES - 1.1%
                  105,000  BISYS Group, Inc. (The)(1)                   5,063
                                                                  --------------

FOOD & BEVERAGE - 1.1%
                  152,100  American Italian Pasta Co. Cl A(1)           5,415
                                                                  --------------

GROCERY STORES - 0.8%
                  117,800  Albertson's Inc.                             3,935
                                                                  --------------

HEAVY ELECTRICAL EQUIPMENT - 0.5%
                  105,100  Active Power Inc.(1)                         2,344
                                                                  --------------

INDUSTRIAL PARTS - 1.4%
                   86,900  Capstone Turbine Corp.(1)                    2,546
                    3,100  Pentair, Inc.                                   95
                   69,700  Shaw Group Inc. (The)(1)                     3,973
                                                                  --------------
                                                                        6,614
                                                                  --------------

INDUSTRIAL SERVICES - 1.6%
                  106,500  Edison Schools Inc.(1)                       2,050
                  155,800  Hanover Compressor Company(1)                5,671
                                                                  --------------
                                                                        7,721
                                                                  --------------

INFORMATION SERVICES - 2.4%
                  102,000  DiamondCluster International, Inc.(1)        1,892
                   93,500  Sapient Corp.(1)                             1,259
                  147,100  SmartForce Plc ADR(1)                        5,294
                   63,800  TMP Worldwide Inc.(1)                        3,077
                                                                  --------------
                                                                       11,522
                                                                  --------------

INTERNET - 1.4%
                   83,000  Internet Security Systems(1)                 4,140
                   68,200  Netegrity Inc.(1)                            2,725
                                                                  --------------
                                                                        6,865
                                                                  --------------

INVESTMENT TRUSTS - 1.0%
                   98,900  Nasdaq 100-Index
                              Tracking Stock(1)                         4,564
                                                                  --------------

LIFE & HEALTH INSURANCE - 1.0%
                  243,600  Conseco Inc.                                 4,636
                                                                  --------------

MEDIA - 5.4%
                  350,500  Charter Communications, Inc.(1)              7,505
                  114,200  Cox Communications, Inc. Cl A(1)             5,197
                   50,000  Cox Radio Inc. Cl A(1)                       1,290
                  129,300  Emmis Communications Corp. Cl A(1)           3,301
                   50,000  Entercom Communications Corp.(1)             2,281
                  187,000  Radio One, Inc.(1)                           3,513
                   99,100  Westwood One, Inc.(1)                        2,601
                                                                  --------------
                                                                       25,688
                                                                  --------------


 8          1-800-345-2021               See Notes to Financial Statements


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                      ($ in Thousands)                    Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 6.0%
                  312,500  Apogent Technologies Inc.              $     7,189
                  195,000  Becton Dickinson & Co.                       6,308
                  105,800  Biomet Inc.                                  4,521
                  128,800  Owens & Minor Inc.                           2,506
                  201,700  QIAGEN N.V.(1)                               5,367
                   50,200  Waters Corp.(1)                              2,620
                                                                  --------------
                                                                       28,511
                                                                  --------------

MEDICAL PROVIDERS & SERVICES - 6.4%
                   23,500  Accredo Health Inc.(1)                         802
                  763,500  Health Management Associates, Inc.(1)       13,682
                   56,900  LifePoint Hospitals Inc.(1)                  1,972
                   62,300  Priority Healthcare Corp. Cl B(1)            2,167
                  236,300  Province Healthcare Co.(1)                   6,072
                  148,600  Quintiles Transnational Corp.(1)             3,054
                  183,000  Select Medical Corp.(1)                      2,420
                                                                  --------------
                                                                       30,169
                                                                  --------------

MOTOR VEHICLES & PARTS - 1.6%
                  141,500  Delphi Automotive Systems                    2,108
                   60,400  Gentex Corp.(1)                              1,631
                   60,900  Lear Corporation(1)                          2,193
                  158,300  Tower Automotive, Inc.(1)                    1,678
                                                                  --------------
                                                                        7,610
                                                                  --------------

OIL SERVICES - 9.2%
                  283,000  Marine Drilling Co., Inc.(1)                 8,482
                  310,600  National-Oilwell, Inc.(1)                   12,283
                  124,900  Noble Drilling Corp.(1)                      6,058
                  228,000  Rowan Companies, Inc.(1)                     7,567
                  160,700  Weatherford International, Inc.(1)           9,358
                                                                  --------------
                                                                       43,748
                                                                  --------------

SEMICONDUCTOR - 4.1%
                  124,200  Alpha Industries, Inc.(1)                    3,052
                   96,100  Chartered Semiconductor
                              Manufacturing ADR(1)                      3,081
                   97,100  RF Micro Devices, Inc.(1)                    2,852
                  376,800  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ADR(1)             9,134
                   28,000  Teradyne, Inc.(1)                            1,106
                                                                  --------------
                                                                       19,225
                                                                  --------------

Shares                      ($ in Thousands)                    Value
--------------------------------------------------------------------------------

SPECIALTY STORES - 3.9%
                   70,700  Bed Bath & Beyond Inc.(1)              $     2,003
                  132,200  Best Buy Co., Inc.(1)                        7,277
                  154,600  CDW Computer Centers, Inc.(1)                6,250
                  106,600  Linens 'n Things, Inc.(1)                    2,879
                                                                  --------------
                                                                       18,409
                                                                  --------------

TOTAL COMMON STOCKS                                                   417,862
                                                                  --------------
   (Cost $366,719)

 TEMPORARY CASH INVESTMENTS --
 SEGREGATED FOR FUTURES* -- 10.0%
                 $47,663  FHLB Discount Notes, 4.50%,
                             5/1/01(3)                                 47,663
                                                                  --------------
   (Cost $47,663)

 TEMPORARY CASH INVESTMENTS -- 1.9%
                   $8,937  FHLB Discount Notes, 4.50%,
                              5/1/01(3)                                 8,937
                                                                  --------------
    (Cost $8,937)

TOTAL INVESTMENT SECURITIES - 100.0%                                 $474,462
                                                                  ==============
   (Cost $423,319)

 EQUITY FUTURES CONTRACTS*
                                                 ($ in Thousands)
                       Expiration    Underlying Face         Unrealized
        Purchased        Date        Amount at Value            Gain
--------------------------------------------------------------------------------

     186 S&P MidCap      June
     400 Futures         2001            $47,663                 $29
                                    ============================================

* Equity futures contracts typically are based on a stock index, such as the S&P MidCap 400, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements          www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS                                 (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $423,319) (Note 3) ..........................  $474,462
Cash ..............................................................       208
Receivable for investments sold ...................................     7,914
Receivable for variation margin on futures contracts ..............       243
Dividends and interest receivable .................................        37
                                                                   -------------
                                                                      482,864
                                                                   -------------

LIABILITIES
Payable for investments purchased .................................    10,350
Accrued management fees (Note 2) ..................................       527
                                                                   -------------
                                                                       10,877
                                                                   -------------
Net Assets ........................................................  $471,987
                                                                   =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ........................................................   200,000
                                                                   =============
Outstanding .......................................................    82,290
                                                                   =============
Net Asset Value Per Share .........................................     $5.74
                                                                   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...........................  $573,263
Accumulated net investment loss ...................................   (1,298)
Accumulated net realized loss on investment transactions ..........  (151,150)
Net unrealized appreciation on investments (Note 3) ...............    51,172
                                                                   -------------
                                                                     $471,987
                                                                   =============


 10          1-800-345-2021            See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT LOSS  (In Thousands)
Income:
Interest .......................................................... $  2,950
Dividends .........................................................       75
                                                                   -------------
                                                                       3,025
                                                                   -------------

Expenses (Note 2):
Management fees ...................................................    4,321
Directors' fees and expenses ......................................        2
                                                                   -------------
                                                                       4,323
                                                                   -------------
Net investment loss ...............................................  (1,298)
                                                                   -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions ......................  (149,828)
Change in net unrealized appreciation on investments ..............  (239,166)
                                                                   -------------
Net realized and unrealized loss on investments ...................  (388,994)
                                                                   -------------
Net Decrease in Net Assets Resulting from Operations ..............  $(390,292)
                                                                   =============


See Notes to Financial Statements          www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets

                                                                      2001        2000

OPERATIONS                                                              (In Thousands)
Net investment loss .............................................. $  (1,298)  $ (10,991)
Net realized gain (loss) on investment transactions ..............  (149,828)    217,120
Change in net unrealized appreciation on investments .............  (239,166)    160,772
                                                                   ---------   ---------
Net (increase) decrease in net assets resulting from operations ..  (390,292)    366,901
                                                                   ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ...............  (207,052)    (57,661)
                                                                   ---------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................................    25,773     235,371
Proceeds from reinvestment of distributions ......................   199,326      56,051
Payments for shares redeemed .....................................   (29,144)   (128,248)
                                                                   ---------   ---------
Net increase in net assets from capital share transactions .......   195,955     163,174
                                                                   ---------   ---------

Net increase (decrease) in net assets ............................  (401,389)    472,414

NET ASSETS
Beginning of period ..............................................   873,376     400,962
                                                                   ---------   ---------
End of period .................................................... $ 471,987   $ 873,376
                                                                   =========   =========
Accumulated net investment loss .................................. $  (1,298)       --
                                                                   =========   =========

TRANSACTIONS IN SHARES OF THE FUND
Sold .............................................................     3,431      16,989
Issued in reinvestment of distributions ..........................    26,090       4,591
Redeemed .........................................................    (4,139)     (8,464)
                                                                   ---------   ---------
Net increase .....................................................    25,382      13,116
                                                                   =========   =========


 12          1-800-345-2021               See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New Opportunities Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commerical pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                           www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, were $426,252,549 and $439,625,359, respectively.

    At April 30, 2001, accumulated net unrealized appreciation was $49,843,426, based on the aggregate cost of investments for federal income tax purposes of $424,618,479, which consisted of unrealized appreciation of $74,143,069 and unrealized depreciation of $24,299,643.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


 14      1-800-345-2021


New Opportunities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    2001(1)           2000           1999           1998           1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........  $     15.35       $      9.16    $      4.77    $      5.31    $      5.00
                                               -----------       -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Loss .......................        (0.02)            (0.19)         (0.08)         (0.06)         (0.04)
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions .............        (5.94)             7.52           4.47          (0.48)          0.35
                                               -----------       -----------    -----------    -----------    -----------
  Total From Investment Operations ..........        (5.96)             7.33           4.39          (0.54)          0.31
                                               -----------       -----------    -----------    -----------    -----------
Distributions
  From Net Realized Gains on
  Investment Transactions ...................        (3.65)            (1.14)          --             --             --
                                               -----------       -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..............  $      5.74       $     15.35    $      9.16    $      4.77    $      5.31
                                               ===========       ===========    ===========    ===========    ===========
  Total Return(3) ...........................       (44.76)%           83.28%         92.03%        (10.17)%         6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
   Average Net Assets .......................         1.50%(4)          1.50%          1.50%          1.50%          1.49%(4)
Ratio of Net Investment Loss to
   Average Net Assets .......................   (0.45)%(4)             (1.28)%        (1.29)%        (1.16)%   (1.09)%(4)
Portfolio Turnover Rate .....................           88%              112%           156%           147%           118%
Net Assets, End of Period (in thousands) ....  $   471,987       $   873,376    $   400,962    $   213,491    $   231,266

(1)  Six months ended April 30, 2001 (unaudited).

(2)  December 26, 1996 (inception) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com   15


Retirement Account Information
--------------------------------------------------------------------------------

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


 16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in companies whose earnings and revenues are growing at an accelerating rate. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long- term growth potential. To enable the fund to maintain its emphasis on small growth companies, it has always been our intention to close New Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on November 22, 1999. Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA


                                           www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

?   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


 18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                           www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


 20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0106                               American Century Investment Services, Inc.
SH-ANN-25495                       (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

High-Yield


April 30, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The American Century High-Yield fund faced challenging times during the six months ended April 30, 2001. The fund's investment team reviews the economic, credit, and market climate, as well as portfolio strategy and performance, beginning on page 3.

     Turning to corporate matters, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), will become the subsidiary's chairman.

     While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of investment managers.

     Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. This diversification strategy has helped us provide more options for investors with widely divergent risk tolerances, goals, and financial resources.

     Randall Merk, currently a senior vice president and CIO for American Century's fixed-income discipline, will succeed Bob as ACIM president and CIO. As the company's top investment management executive, Randy will be responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who currently oversees all of American Century's municipal and money market portfolios, will assume Randy's role as CIO for fixed income. Dave will be responsible for portfolio management and research for all the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Credit Review ...........................................................   4
HIGH-YIELD
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Portfolio at a Glance ...................................................   6
   Yield ...................................................................   6
   Portfolio Composition
      by Credit Rating .....................................................   7
   Top Five Industries .....................................................   7
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  11
   Statement of Operations .................................................  12
   Statement of Changes
      in Net Assets ........................................................  13
   Notes to Financial
      Statements ...........................................................  14
   Financial Highlights ....................................................  16
OTHER INFORMATION
   Retirement Account
      Information ..........................................................  17
   Background Information
      Investment Philosophy
         and Policies ......................................................  18
      Comparative Indices ..................................................  18
      Lipper Rankings ......................................................  18
      Credit Rating
         Guidelines ........................................................  18
      Investment Team
         Leaders ...........................................................  18
   Glossary ................................................................  19


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* High-yield corporate bonds, which tend to act like a mix between stocks and bonds, posted modest returns during the six months ended April 30, 2001.

* The U.S. economy ran out of gas during the final stretch of last year, causing the Federal Reserve (the Fed) to begin a series of aggressive short-term interest rate cuts.

* Falling interest rates and a rebound in the Nasdaq early this year created a favorable environment for high-yield bonds.

* New high-yield bond issuance during the first quarter of 2001 amounted to roughly half of that for all of 2000, but was met with healthy demand.

* The yield difference, or spread, between high-yield and Treasury securities narrowed during the six months.

CREDIT REVIEW

* High-yield bond issuers faced challenging credit conditions during the period.

* Defaults rose sharply, reaching 7.5% for the year ended April 30. But the increased defaults came as little surprise.

*   Commercial banks maintained fairly stringent credit standards.

* Thanks in part to the Fed's rate cuts, upper-tier high-yield bonds (those rated BB by at least two major independent credit rating agencies) held their value better than bonds with lower credit ratings.

FUND PERFORMANCE

* High-Yield outpaced its peer average, though the fund's absolute return was modest. (See page 5 for performance information.)

* The two biggest factors that helped High-Yield outperform were probably the portfolio's sector exposure, and our increased focus on bonds with higher credit ratings.

FUND STRATEGY

* We reduced the portfolio's exposure to telecommunications bonds, especially those of long-distance phone providers.

* We shifted away from our overweight in the telecom sector compared with the benchmark because we felt telecom rallied too much, too quickly early this year.

* Instead, we moved the money into a broad spectrum of sectors that we felt offered better values, while looking for attractively priced upper-tier bonds.

OUTLOOK

* We're fairly upbeat about the high-yield market's longer-term prospects, but some near-term obstacles remain.

* Defaults among high-yield issuers will probably continue to rise this year. But by year-end, we expect defaults to be at or near their peak for the current cycle and ready to trend lower.

* We also think that high-yield bond prices may already reflect the trend toward a higher default rate. So performance down the road should improve once economic growth seems poised to rebound.

[left margin]

                      HIGH-YIELD
                        (ABHIX)
       TOTAL RETURNS:             AS OF 4/30/01
          6 Months                        1.75%*
          1 Year                         -7.87%
       30-DAY SEC YIELD:                 12.34%
       INCEPTION DATE:                  9/30/97
       NET ASSETS:                $34.8 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     High-yield corporate bonds posted modest returns during the six months ended April 30, 2001--the DLJ High-Yield Index rose roughly 2%. But that return doesn't reflect what proved to be two very different environments for high-yield securities. As the Federal Reserve (the Fed) began aggressively cutting rates this year, demand for high-yield bonds rose, fueling better performance and tempering losses suffered as 2000 wound to a close.

THE ECONOMIC BACKDROP

     After nearly a decade of sustained expansion, the U.S. economy ran out of gas during the final stretch of last year. With economic growth and the stock market heading into a tailspin, the Fed began a series of short-term interest rate cuts. That campaign began with a 50-basis-point (0.50%) decrease in rates in early January and again at month-end. By the end of April, the Fed had dropped the federal funds rate target from 6.5% at the beginning of 2001, to 4.5%.

     The initial rate cuts fueled a turnaround in the tech-laden Nasdaq Composite Index--home to a host of companies that issue high-yield bonds. After dropping roughly 30% during the final quarter of 2000, the Nasdaq rose a little over 12% during January.

     That combination of events proved favorable for high-yield bonds, which staged a powerful January rally and posted their best monthly returns since 1991.

SUPPLY AND DEMAND

     High-yield bond issuers took advantage of the improved market in January--new security issuance during the first quarter of 2001 amounted to roughly half of that for all of 2000. The telecommunications sector was a heavy issuer, supplying roughly 25% of the new securities.

     Fortunately, the new supply was met with healthy demand. Following on the heels of year-2000 outflows--the first year since 1990 that more money was taken out of the high-yield market than put in--new money poured into high-yield bond funds.

     High-yield bonds gave back some of their gains during March and April, but the market remained relatively stable, overall.

THE SPREAD NARROWED

     The yield difference, or spread, between high-yield and Treasury securities narrowed during the period (see the accompanying chart). After peaking in mid-December, the yield spread between the two security types decreased as high-yield bonds outperformed.

     Putting those figures into perspective, the spread was nearly 1100 basis points toward the end of 1990, when the U.S. economy was grappling with a recession, but close to historic lows back in 1998 at around the mid-300 range.

[right margin]

"AFTER PEAKING IN MID-DECEMBER, THE YIELD SPREAD BETWEEN HIGH-YIELD AND TREASURY SECURITIES DECREASED AS HIGH-YIELD BONDS OUTPERFORMED."

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

                  In Basis Points
DATE         (a basis point equals 0.01%)
4/00                   654
5/00                   696
6/00                   696
7/00                   694
8/00                   716
9/00                   755
10/00                  832
11/00                  939
12/00                  959
1/01                   845
2/01                   830
3/01                   856
4/01                   820

This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


                                                 www.americancentury.com      3


Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     High-yield bond issuers faced challenging credit conditions during the six months ended April 30, 2001. Weaker corporations found raising funds extremely difficult, given tight credit conditions and hostile debt and equity markets. Coupled with a slowing economy, those factors helped push default rates higher, particularly in the telecommunications sector. Upper-tier high-yield bonds (those rated BB by at least two major independent credit rating agencies) held up better than lower-rated issues in that environment.

DEFAULTS INCREASED

     The default rate rose sharply during the six months, according to independent credit rating agency Moody's Investors Service. After declining to 4.9% for the year ended October 2000, the default rate on high-yield debt accelerated. By the end of 2000, defaults had risen to 6.0%, well above the 2-3% default rate witnessed throughout the mid-1990s. Defaults continued to climb this year, reaching 7.5% for the 12 months ended April 30.

     The increased defaults came as little surprise, however. The default rate tends to be a lagging indicator; with the telecom sector troubled and the economy slowing, a growing number of companies were expected to miss payments.

TIGHT LENDING CONDITIONS

     Commercial banks maintained fairly stringent credit standards in that environment. That remains the case this year in spite of the Fed's rate cuts, which were designed to make cash more readily available. Weaker companies continue to face significant obstacles when trying to obtain funds, whether from the stock market, bond market, or the bank-loan market.

UPPER-TIER BONDS HELD UP BETTER

     Though having only a limited impact on lending standards, the Fed's rate cuts boosted the overall performance of high-yield bonds, helping to push prices higher and yields lower. That was especially the case for upper-tier high-yield securities. Companies with bonds in this credit spectrum were able to obtain funds more cheaply because of the lower overall rates. That helped upper-tier bonds hold their value better than bonds with lower credit ratings as market conditions softened toward the end of the period.

ON THE HORIZON

     Moody's currently predicts high-yield defaults to continue to rise sharply for the remainder of 2001. Given the troubled telecom sector and near-term economic uncertainty, we agree that defaults are likely to increase throughout this year. However, we feel that Moody's prediction may be a little too pessimistic.

[left margin]

"DEFAULTS CONTINUED TO CLIMB THIS YEAR, REACHING 7.5% FOR THE 12 MONTHS ENDED APRIL 30."

[line graph - data below]

HIGH-YIELD DEFAULTS RISE

DATE       Default Rate
10/00         5.05%
11/00         5.39%
12/00         5.71%
1/01          6.60%
2/01          6.70%
3/01          7.10%

This chart shows the trailing 12-month default rate for high-yield issuers.

Source: Moody's Investors Service


4      1-800-345-2021


High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                             DLJ HIGH YIELD     HIGH CURRENT YIELD FUNDS(2)
                HIGH-YIELD        INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        1.75%          2.04%           -0.17%             --
1 YEAR            -7.87%         -0.18%           -3.90%       287 OUT OF 369
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           -3.39%         -0.49%           -2.56%       175 OUT OF 244
LIFE OF FUND      -0.93%          1.16%           -0.59%       131 OUT OF 201

The fund's inception date was 9/30/97.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 18-19 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
Value on 4/30/01
DLJ High Yield Index           $10,421
High-Yield                      $9,670

                    High-Yield       DLJ High Yield Index
DATE                  VALUE                 VALUE
9/30/1997            $10,000               $10,000
12/31/1997           $10,180               $10,173
3/31/1998            $10,675               $10,529
6/30/1998            $10,725               $10,595
9/30/1998             $9,955                $9,929
12/31/1998           $10,052               $10,228
3/31/1999            $10,417               $10,452
6/30/1999            $10,453               $10,549
9/30/1999            $10,291               $10,374
12/31/1999           $10,642               $10,596
3/31/2000            $10,511               $10,442
6/30/2000            $10,412               $10,470
9/30/2000            $10,105               $10,527
12/31/2000            $9,159                $9,996
3/31/2001             $9,654               $10,520
4/30/2001             $9,670               $10,421

$10,000 investment made 9/30/97

The graph at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

                    High-Yield       DLJ High-Yield Index
DATE                  RETURN               RETURN
4/30/1998*             7.26%                5.74%
4/30/1999             -1.03%                1.18%
4/30/2000             -1.11%               -2.42%
4/30/2001             -7.87%               -0.18%

* From 9/30/97 (the fund's inception date) to 4/30/98.


                                                 www.americancentury.com      5


High-Yield--Q&A
--------------------------------------------------------------------------------
[photo of Theresa Fennell]

     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     High-Yield outpaced its peer average, though the fund's absolute return was modest. High-Yield returned 1.75%, compared with the -0.17% average return of the 394 "High Current Yield Funds" tracked by Lipper Inc. The fund's benchmark--the DLJ High Yield Index--rose 2.04% for the six months. (See the previous page for other performance comparisons.)

WHAT HELPED HIGH-YIELD OUTPERFORM?

     The two biggest factors were probably the fund's sector exposure and our increased focus on bonds with higher credit ratings. But low expenses compared with the Lipper average certainly helped as well. Other things being equal, lower expenses generally translate into higher returns and better performance for shareholders.

LET'S TALK ABOUT YOUR SECTOR CHANGES FIRST. WHAT SHIFTS DID YOU MAKE?

     First and foremost, we reduced the portfolio's overall exposure to telecommunications bonds, especially those of long-distance phone providers. The market's January rally provided just the opportunity that we were looking for, allowing us to reduce our exposure by selling some of our telecom bonds as prices rose.

     We shifted away from our overweight in that sector compared with the benchmark because we felt it had rallied too much, too quickly. In spite of the Nasdaq's temporary rebound, the underlying fundamentals for the telecom sector hadn't changed.

     By the end of April, our telephone industry holdings were down to just under 9% of the portfolio, lower than the benchmark's exposure, and down noticeably from around 17% back in October. That decision proved timely too--after January's rally, the telecom sector in general began to perform poorly, turning in one of the lower returns for the first quarter.

WHAT AREAS DID YOU MOVE INTO?

     We focused on a broad spectrum of sectors that we felt offered better values, while looking for attractively priced upper-tier high-yield bonds (those rated BB by at least two major independent credit rating agencies).

     For example, we increased the portfolio's exposure to the energy sector, an area that performed well due to rising oil and natural gas prices and benefited from merger and acquisition activity. We also added some exposure to the chemicals industry, as we expect that area to perform well when commodity chemical prices begin to recover from current low levels.

     When adding bonds, we generally focused on highly liquid (easy to buy and sell) corporate names. Along those lines, we added some fallen angels to the portfolio that we felt had attractive underlying credit stories.

[left margin]

"WE REDUCED THE PORTFOLIO'S OVERALL EXPOSURE TO TELECOMMUNICATIONS BONDS, ESPECIALLY THOSE OF LONG-DISTANCE PHONE PROVIDERS."

PORTFOLIO AT A GLANCE
                        4/30/01      10/31/00
NUMBER OF SECURITIES      84           62
WEIGHTED AVERAGE
   MATURITY             6.0 YRS      5.8 YRS
AVERAGE DURATION        4.1 YRS      4.5 YRS
EXPENSE RATIO           0.90%*        0.90%

* Annualized.

YIELD AS OF APRIL 30, 2001
30-DAY SEC YIELD        12.34%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ARE FALLEN ANGELS?

     They're bonds that were initially issued as investment-grade--rated BBB or better--but were later downgraded to high-yield status due to operating or financial difficulties at the issuing company. These bonds are often downgraded to just below investment-grade status, making them upper-tier in the high-yield market.

     That was the case for two particular names that we added: Hasbro and Tommy Hilfiger. We liked the credit stories behind both of those companies and felt that their bonds were trading at depressed prices, due in part to year-end "window dressing" by investment-grade funds. In other words, they'd been sold by some investment-grade portfolios at year-end after having been downgraded to below investment-grade status earlier in the year.

HOW DID THAT STRATEGY PAY OFF?

     Very well. With the Fed continuing to cut interest rates and investors focused on upper-tier names, bonds with higher credit ratings such as those fallen angels held up better than lower-rated securities. Plus, financial conditions improved for some of the companies that we'd added exposure to, helping their bonds to return to favor. So we sold most of those fallen angels, locking in gains for the portfolio.

     In spite of those sales, our upper-tier holdings at period-end remained overweight compared with the benchmark, representing about 23% of the portfolio.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR HIGH-YIELD BONDS?

     We're fairly upbeat about longer-term prospects, though the high-yield market faces some near-term obstacles. On the economic front, the future remains clouded. The Fed's aggressive rate cuts should help stabilize the economy, but whether or not we've bottomed yet remains to be seen. For example, manufacturing activity remains weak and retail sales are still fairly sluggish.

     In addition, any global economic shocks or a sell-off in the Nasdaq could pose problems for the high-yield market. And defaults among high-yield issuers will probably continue to rise this year. But by year-end, we expect defaults to be at or near their peak for the current cycle and ready to trend lower.

     That perspective is supported in part by the percentage of high-yield bonds trading at so-called distressed levels, that is, with yields 10 percentage points or more above 10-year Treasurys. The distress ratio peaked around mid-December at 32.8%. But that figure dropped to 23.8% by mid-May. That's encouraging because the distress ratio is often viewed as a leading indicator for high-yield bond defaults. With the distress ratio seemingly poised to continue lower, that could spell reduced defaults and better times for high-yield bonds.

     We also think that high-yield bond prices may already reflect the trend toward a higher default rate for the rest of this year. So performance down the road should improve once economic growth appears ready to rebound.

WITH THAT OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We feel that the portfolio is well positioned for the current environment. The fund's broad diversification should allow it to hold up well in the challenging market environment. So for now, it's more of the same--we'll continue shopping around for attractively priced sectors and carefully examining the credit stories behind the bonds that we add to the portfolio.

[right margin]

"OUR UPPER-TIER HOLDINGS AT PERIOD-END REMAINED OVERWEIGHT COMPARED WITH THE BENCHMARK."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                         AS OF        AS OF
                        4/30/01      10/31/00
BBB                        5%           4%
BB                        23%          11%
B                         60%          74%
CCC                       11%           9%
UNRATED                    1%           2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.

TOP FIVE INDUSTRIES
                        % OF FUND INVESTMENTS
                         AS OF        AS OF
                        4/30/01      10/31/00
TELEPHONE                 8.8%        17.2%
MEDIA                     7.6%        10.5%
WIRELESS
   TELECOMMUNICATIONS     7.3%        10.6%
FOREST PRODUCTS &
   PAPER                  7.2%         7.7%
CHEMICALS                 6.9%         2.1%


                                                  www.americancentury.com      7


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 88.6%
AIRLINES -- 1.6%
               $  500,000  Atlas Air Worldwide Holdings,
                              10.75%, 8/1/05                         $   520,000
                                                                     -----------
APPAREL & TEXTILES -- 1.4%
                  500,000  Supreme International Corp.,
                              12.25%, 4/1/06                             457,500
                                                                     -----------
BANKS -- 3.8%
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    622,500
                  790,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                                     628,050
                                                                     -----------
                                                                       1,250,550
                                                                     -----------
CHEMICALS -- 6.9%
                  500,000  Avecia Group Plc, 11.00%,
                              7/1/09                                     530,000
                2,000,000  Huntsman ICI Chemicals LLC,
                              12.49%, 12/31/09(1)                        630,000
                  175,000  Huntsman ICI Chemicals LLC,
                              10.125%, 7/1/09                            179,375
                  500,000  Sterling Chemicals Inc., 12.375%,
                              7/15/06                                    397,500
                  750,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             551,250
                                                                     -----------
                                                                       2,288,125
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 5.2%
                  500,000  Atrium Companies Inc., 10.50%,
                              5/1/09                                     395,000
                  500,000  Building Materials Corp., 8.00%,
                              12/1/08                                    272,500
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                    512,500
                  500,000  WCI Communities Inc., 10.625%,
                              2/15/11 (Acquired 2/14/01,
                              Cost $500,000)(2)                          523,125
                                                                     -----------
                                                                       1,703,125
                                                                     -----------
CONSUMER DURABLES -- 0.7%
                  250,000  Salton Inc., 12.25%, 4/15/08
                              (Acquired 4/18/01, Cost
                              $247,140)(2)                               251,875
                                                                     -----------
DEPARTMENT STORES -- 1.4%
                  500,000  Saks Inc., 7.25%, 12/1/04                     470,000
                                                                     -----------
ELECTRICAL EQUIPMENT -- 1.1%
                  350,000  Flextronics International Ltd.,
                              9.875%, 7/1/10                             350,000
                                                                     -----------
ELECTRICAL UTILITIES -- 1.5%
                  500,000  Calpine Corp., 9.25%, 2/1/04                  500,406
                                                                     -----------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 6.4%
               $  750,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                         $   761,250
                  600,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    646,500
                  500,000  KCS Energy Inc., 8.875%,
                              1/15/06                                    430,000
                  250,000  Pogo Producing Co., 8.25%,
                              4/15/11 (Acquired 4/5/01,
                              Cost $250,000)(2)                          256,250
                                                                     -----------
                                                                       2,094,000
                                                                     -----------
FINANCIAL SERVICES -- 0.8%
                  750,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                            262,500
                                                                     -----------
FOREST PRODUCTS & PAPER -- 7.2%
                  500,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                            400,000
                  500,000  American Tissue Inc., 12.50%,
                              7/15/06                                    442,500
                  750,000  Gaylord Container Corp., Series B,
                              9.875%, 2/15/08                            240,000
                  500,000  Riverwood International Corp.,
                              10.625%, 8/1/07                            520,000
                  750,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    780,000
                                                                     -----------
                                                                       2,382,500
                                                                     -----------
GAS & WATER UTILITIES -- 1.5%
                  500,000  Azurix Corp., 10.75%, 2/15/10                 510,000
                                                                     -----------
HEALTH SERVICES & SYSTEMS -- 1.7%
                  500,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    545,000
                                                                     -----------
HOME PRODUCTS -- 0.8%
                  250,000  Rayovac Corp., 10.25%, 11/1/06                255,304
                                                                     -----------
HOTELS -- 5.3%
                  750,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     810,000
                  500,000  Hollywood Casino Shreveport,
                              13.00%, 8/1/06                             546,250
                  250,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    267,500
                  130,000  Venetian Casino/Las Vegas
                              Sands, 14.25%, 11/15/05                    136,175
                                                                     -----------
                                                                       1,759,925
                                                                     -----------
INDUSTRIAL PARTS -- 3.1%
                1,000,000  Graham Packaging Co., Series B,
                              10.13%, 1/15/03(3)                         425,000
                  500,000  Graham Packaging Co., Series B,
                              8.75%, 1/15/08                             352,500
                  300,000  Key Components, Inc., 10.50%,
                              6/1/08                                     258,000
                                                                     -----------
                                                                       1,035,500
                                                                     -----------


8      1-800-345-2021                          See Notes to Financial Statements


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.3%
               $  500,000  Building One Services, 10.50%,
                              5/1/09 (Acquired 12/13/00-
                              4/26/01, Cost $366,875)(2)             $   440,000
                                                                     -----------
INTERNET -- 1.3%
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                           382,500
                  500,000  PSINet Inc., Series B, 0%,
                              2/15/05(4)                                  32,500
                                                                     -----------
                                                                         415,000
                                                                     -----------
LEISURE -- 3.1%
                  500,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     466,250
                  500,000  Imax Corp., 7.875%, 12/1/05                   295,000
                  250,000  Steinway Musical Instruments,
                              8.75%, 4/15/11 (Acquired
                              4/11/01, Cost $250,000)(2)                 254,688
                                                                     -----------
                                                                       1,015,938
                                                                     -----------
MEDIA -- 5.7%
                  500,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                             500,000
                  500,000  AMFM Inc., 8.00%, 11/1/08                     518,750
                  500,000  Ono Finance, 13.00%, 5/1/09                   402,500
                  500,000  Ono Finance, 14.00%, 2/15/11
                              (Acquired 2/2/01, Cost
                              $500,000)(2)                               447,500
                                                                     -----------
                                                                       1,868,750
                                                                     -----------
MEDICAL PROVIDERS & SERVICES -- 3.3%
                  500,000  HEALTHSOUTH Corp., 10.75%,
                              10/1/08                                    538,330
                  500,000  IASIS Healthcare Corp., 13.00%,
                              10/15/09                                   542,500
                                                                     -----------
                                                                       1,080,830
                                                                     -----------
MINING & METALS -- 1.7%
                  500,000  Bethlehem Steel Corp., 10.375%,
                              9/1/03                                     292,500
                  750,000  Metallurg Holdings Inc., Series B,
                              20.51%, 7/15/03(3)                         266,250
                                                                     -----------
                                                                         558,750
                                                                     -----------
OIL SERVICES -- 4.9%
                  620,000  Newpark Resources, 8.625%,
                              12/15/07                                   621,550
                  400,000  Pride International Inc., 9.375%,
                              5/1/07                                     425,000
                  500,000  R & B Falcon Corp., 9.50%,
                              12/15/08                                   581,378
                                                                     -----------
                                                                       1,627,928
                                                                     -----------
SEMICONDUCTOR -- 1.5%
                  250,000  Amkor Technology Inc., 9.25%,
                              5/1/06                                     240,000
                  250,000  Amkor Technology Inc., 9.25%,
                              2/15/08 (Acquired 2/12/01,
                              Cost $250,000)(2)                          238,750
                                                                     -----------
                                                                         478,750
                                                                     -----------

Principal Amount/Shares                                                Value
--------------------------------------------------------------------------------
TELEPHONE -- 8.0%
               $  750,000  Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/03(3)                     $   476,250
                  750,000  Covad Communications Group Inc.,
                              12.50%, 2/15/09                            101,250
                1,000,000  ICG Services Inc., 9.14%,
                              2/15/03(3)                                  65,000
                  250,000  Intermedia Communications Inc.,
                              10.36%, 7/15/02(3)                         206,875
                  500,000  Jazztel PLC, 14.00%, 4/1/09                   277,500
                  250,000  McLeodUSA Inc., 12.00%,
                              7/15/08                                    223,750
                  400,000  McLeodUSA Inc., 11.50%,
                              5/1/09                                     346,000
                  750,000  NTL Inc., 11.50%, 2/1/06                      637,502
                  500,000  Rhythms NetConnections Inc.,
                              12.75%, 4/15/09                             62,500
                  500,000  RSL Communications, Ltd., 0%,
                              11/15/06(4)                                 10,000
                  250,000  United Pan-European
                              Communication NV, 11.25%,
                              2/1/10                                     166,250
                  750,000  Viatel, Inc., 11.25%, 4/15/08                  93,750
                                                                     -----------
                                                                       2,666,627
                                                                     -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.5%
                  500,000  Eletson Holdings, 9.25%,
                              11/15/03                                   505,000
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 5.9%
                  250,000  American Cellular Corporation,
                              9.50%, 10/15/09 (Acquired
                              3/9/01, Cost $248,148)(2)                  244,375
                  500,000  AT&T Canada Inc., 7.76%,
                              6/15/03(3)                                 409,411
                  250,000  Metrocall, Inc., 0%, 10/1/07(4)                11,250
                  250,000  Millicom International Cellular SA,
                              12.28%, 6/1/06(3)                          208,750
                  500,000  Rogers Cantel Inc., 9.375%,
                              6/1/08                                     497,500
                  500,000  Telecorp PCS Inc., 10.48%,
                              4/15/04(3)                                 322,500
                  500,000  Teligent Inc., 11.50%, 12/1/07                  2,500
                  250,000  Tritel PCS Inc., 10.375%,
                              1/15/11 (Acquired 1/19/01,
                              Cost $250,000)(2)                          233,750
                                                                     -----------
                                                                       1,930,036
                                                                     -----------
TOTAL CORPORATE BONDS                                                 29,223,919
                                                                     -----------
   (Cost $35,227,737)

CONVERTIBLE PREFERRED STOCKS & WARRANTS -- 4.1%
INTERNET(5)
                    5,000  PSINet Inc., Series D, 7.00%,
                              12/31/49 (Acquired 3/24/00,
                              Cost $239,375)(2)                            3,750
                                                                     -----------


See Notes to Financial Statements                 www.americancentury.com      9


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
MEDIA -- 1.9%
                    5,735  CSC Holdings Inc., Series M, PIK,
                              11.125%, 4/1/08                        $   623,681
                                                                     -----------
TELEPHONE -- 0.8%
                    1,000  Allegiance Telecom, Inc. Warrants(6)           39,375
                      875  Jazztel PLC Warrants(6)                        27,453
                      938  XO Communications Inc., Series B,
                              PIK, 13.50%, 6/1/10                        180,565
                                                                     -----------
                                                                         247,393
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 1.4%
                      515  Dobson Communications Corp.,
                              PIK, 12.25%, 1/15/08                       477,663
                      500  Telehub Communications Corp.
                              Warrants(6)                                     --
                                                                     -----------
                                                                         477,663
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS                                                      1,352,487
                                                                     -----------
   (Cost $2,002,596)

TEMPORARY CASH INVESTMENTS -- 7.3%
               $2,400,000  FHLB Discount Notes, 4.50%,
                              5/1/01(7)                                2,400,000
                                                                     -----------
   (Cost $2,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $32,976,406
                                                                     ===========
   (Cost $39,630,333)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 2001, was $2,894,063 which represented 8.3% of net assets.

(3) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(4) Security is in default.

(5) Industry is less than 0.05% of total investment securities.

(6) Non-income producing.

(7) Rate indicated is the yield to maturity at purchase.


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $39,630,333) (Note 3) ...........................       $  32,976,406
Cash ......................................................             142,575
Receivable for investments sold ...........................           2,321,875
Receivable for capital shares sold ........................              64,160
Dividends and interest receivable .........................             967,738
                                                                  -------------
                                                                     36,472,754
                                                                  -------------

LIABILITIES
Payable for investments purchased .........................           1,649,896
Accrued management fees (Note 2) ..........................              25,100
Dividends payable .........................................                 235
Payable for directors' fees and expenses ..................                  24
                                                                  -------------
                                                                      1,675,255
                                                                  -------------

Net Assets ................................................       $  34,797,499
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class ..............................         100,000,000
                                                                  =============
Outstanding -- Investor Class .............................           5,059,375
                                                                  =============
Net Asset Value Per Share .................................       $        6.88
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................       $  46,857,100
Accumulated net realized loss
  on investment transactions ..............................          (5,405,674)
Net unrealized depreciation on
  investments (Note 3) ....................................          (6,653,927)
                                                                  -------------
                                                                  $  34,797,499
                                                                  =============


See Notes to Financial Statements                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ......................................................     $ 1,856,775
Dividends .....................................................          68,682
                                                                    -----------
                                                                      1,925,457
                                                                    -----------

Expenses (Note 2):
Management fees ...............................................         142,329
Directors' fees and expenses ..................................             132
                                                                    -----------
                                                                        142,461
                                                                    -----------

Net investment income .........................................       1,782,996
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions ..................        (591,733)
Change in net unrealized
  depreciation on investments .................................        (506,298)
                                                                    -----------

Net realized and unrealized
  loss on investments .........................................      (1,098,031)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ...................................     $   684,965
                                                                    ===========


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets                      2001             2000

OPERATIONS
Net investment income ........................    $  1,782,996     $  3,384,921
Net realized loss on
  investment transactions ....................        (591,733)      (2,428,722)
Change in net unrealized
  depreciation on investments ................        (506,298)      (2,896,952)
                                                  ------------     ------------
Net increase (decrease) in net
  assets resulting from operations ...........         684,965       (1,940,753)
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (1,956,208)      (3,211,016)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................      37,294,948       50,507,532
Proceeds from reinvestment
  of distributions ...........................       1,412,473        2,350,479
Payments for shares redeemed .................     (27,765,019)     (56,116,504)
                                                  ------------     ------------
Net increase (decrease) in net assets
  from capital share transactions ............      10,942,402       (3,258,493)
                                                  ------------     ------------

Net increase (decrease) in net assets ........       9,671,159       (8,410,262)

NET ASSETS
Beginning of period ..........................      25,126,340       33,536,602
                                                  ------------     ------------
End of period ................................    $ 34,797,499     $ 25,126,340
                                                  ============     ============
Undistributed net investment income ..........            --       $    173,212
                                                  ============     ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................       5,311,601        6,033,560
Issued in reinvestment of distributions ......         203,843          285,200
Redeemed .....................................      (3,943,846)      (6,758,581)
                                                  ------------     ------------
Net increase (decrease) ......................       1,571,598         (439,821)
                                                  ============     ============


See Notes to Financial Statements                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. High-Yield Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of April 30, 2001. The C Class was not available for sale at April 30, 2001. The Advisor Class and C Class are both authorized to issue 100,000,000 shares.

    SECURITY VALUATIONS -- Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $4,813,642 (expiring in 2007 through 2008) which may be used to offset future taxable gains.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

    The Board of Directors adopted the Master Distribution and Shareholder Services Plan (the plan), for the Advisor Class and C Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the Advisor Class and C Class because the classes had not commenced operations.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co., is an equity investor in American Century Companies, Inc. See Note 4 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2001, were $26,555,604 and $17,989,737, respectively.

    On April 30, 2001, accumulated net unrealized depreciation was $6,653,927, based on the aggregate cost of investments for federal income tax purposes of $39,630,333, which consisted of unrealized appreciation of $853,881 and unrealized depreciation of $7,507,808.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


                                                 www.americancentury.com      15


High-Yield--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                           2001(1)         2000         1999         1998         1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$     7.20      $     8.54   $     8.73   $     9.91   $    10.00
                                       ----------      ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ...............      0.44            0.85         0.80         0.83         0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ..........     (0.32)          (1.39)       (0.18)       (1.18)       (0.09)
                                       ----------      ----------   ----------   ----------   ----------
  Total From Investment Operations ....      0.12           (0.54)        0.62        (0.35)       (0.03)
                                       ----------      ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........     (0.44)          (0.80)       (0.80)       (0.83)       (0.06)
  From Net Realized Gains
  on Investment Transactions ..........      --              --          (0.01)        --           --
                                       ----------      ----------   ----------   ----------   ----------
  Total Distributions .................     (0.44)          (0.80)       (0.81)       (0.83)       (0.06)
                                       ----------      ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........$     6.88      $     7.20   $     8.54   $     8.73   $     9.91
                                       ==========      ==========   ==========   ==========   ==========
  Total Return(3) .....................      1.75%          (7.08)%       7.03%       (4.09)%      (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............      0.90%(4)        0.90%        0.90%        0.90%        0.90%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............     11.27%(4)       10.09%        8.90%        8.41%        7.39%(4)
Portfolio Turnover Rate ...............        65%             77%          95%          85%        --
Net Assets, End of Period
  (in thousands) ......................$   34,797      $   25,126   $   33,537   $   32,229   $   11,072

(1) Six months ended April 30, 2001 (unaudited).

(2) September 30, 1997 (inception) through October 31, 1997.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


16      1-800-345-2021                         See Notes to Financial Statements


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of eight years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The HIGH CURRENT YIELD FUNDS category includes funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

Investment Team Leaders
     THERESA FENNELL
     MICHAEL DIFLEY


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0106                                 American Century Investment Services, Inc.
SH-SAN-25739                      (c)2001 American Century Services Corporation

[front cover]

                                AMERICAN CENTURY
                               Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Veedot(reg.sm)

April 30, 2001

[american century logo and text logo (reg. sm)]


[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.] James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. We have been heartened, however, by the stock market's bounce since the beginning of April. Whether or not the market continues to move higher in the short term, you can expect us to adhere rigorously to our discipline of searching for companies experiencing accelerating growth in their earnings and revenues. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline, will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,
/signature/                                     /signature/
James E. Stowers, Jr.                           James E. Stowers III
Founder and Chairman                            Co-Chairman of the Board

[right margin]

                               Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
VEEDOT
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Top Five Industries ......................................................  6
   Types of Investments .....................................................  7
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 11
   Statement of Operations .................................................. 12
   Statement of Changes
      in Net Assets ......................................................... 13
   Notes to Financial
      Statements ............................................................ 14
   Financial Highlights ..................................................... 17
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 19
   Background Information
      Investment Philosophy
         and Policies ....................................................... 20
      Comparative Indices ................................................... 20
      Portfolio Managers .................................................... 20
   Glossary ................................................................. 21


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Most major U.S. stock indices were down for the six months ended April 30, 2001, as investors registered concern about the ability of corporations to sustain their earnings growth in a slowing economy.

* Technology stocks, especially companies involved with telecommunications, computers and the Internet, were particularly hard hit over the period. Investors had earlier driven up their shares on the premise that future growth would be there in the form of ever-evolving new technologies, continued strong product demand, and an expanding economy.

* Meanwhile, companies in defensive areas attracted investors, and value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. Despite several interest rate cuts, stocks in general stumbled as the period progressed. Many investors, unable to gain much earnings visibility from corporate leaders, appeared to decide that equities were too risky to hold at any price.

VEEDOT

* Three of the fund's top four performing industries came from the financial sector, Veedot's largest sector stake.

* Leisure companies, Veedot's second-largest industry holding, topped our list of contributors.

* Technology stocks detracted from returns, but Veedot's process directed the fund away from the sector.

* After gaining from health care holdings early in the period, Veedot reduced those positions to avoid their deceleration.

[left margin]

                        VEEDOT(1)
                        (AMVIX)
       TOTAL RETURNS:            AS OF 4/30/01
          6 Months                     -15.71%(2)
          1 Year                       -26.18%
       INCEPTION DATE:                11/30/99
       NET ASSETS:              $290.8 million(3)

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes Investor and Institutional classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer, U.S. growth equities

     Equity investors will not soon forget the period covered by this report. After several years of blistering performance, most of the major stock indices posted losses for the six months ended April 30, 2001. In fact, that's a bit of an understatement, since this timespan was inside one of the worst stretches in the stock market's history. We witnessed the S&P 500 fall nearly 22% from its peak in March 2000, solidly in bear market territory. Meanwhile, the Nasdaq Composite Index was caught in the downturn in technology issues and fell nearly 63% from its March 2000 high, the worst performance on record for any broad index of American stocks.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve took hold. Technology companies were among the first to feel the effects, many of them connected either directly or indirectly with the Internet. Investors had awarded these New Economy businesses dizzying price-earnings ratios, seemingly convinced that any enterprise with ".com" in its name was a sure winner, and that there would be no pause in the build-out of the Internet. When the venture capital and public markets finally withdrew new funding for many of these companies with questionable business models, we saw a dramatic correction in all companies touched by the Internet mania. The economy's fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001. And in the wake of cascading negative earnings revisions, technology stocks in particular went into a free-fall.

     But while technology and other growth stocks fell several rungs, companies in defensive and consumer-oriented areas such as energy, utilities, consumer staples, financials and health care were back in demand. In addition, value stocks enjoyed renewed popularity after lagging growth shares for six consecutive calendar years. This was especially true among smaller stocks. Ultimately, small-cap value stocks trounced every other equity category in 2000, and they have continued their march so far this year.

     2001 was only three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Three more rate cuts followed in the first quarter, but stocks stumbled nonetheless, as many investors, unable to gain insight from corporate leaders about their projected earnings, appeared to conclude that equities were too risky to hold at any price.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a bottoming in some industries. While the current downturn has been painful, there is a positive side. Investors now have more appropriate expectations and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

S&P 500          -12.07%
S&P MIDCAP 400    -1.40%
RUSSELL 2000      -1.77%

Source: Lipper Inc.

These indices represent the performance of Large-, medium-, and small-capitalization stocks

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

            S&P 500      S&P Mid-Cap 400    Russell 2000
10/31/00     $1.00           $1.00              $1.00
11/30/00     $0.92           $0.92              $0.90
12/31/00     $0.93           $1.00              $0.97
1/31/01      $0.96           $1.02              $1.03
2/28/01      $0.87           $0.96              $0.96
3/31/01      $0.82           $0.89              $0.91
4/30/01      $0.88           $0.99              $0.98

Value on 4/30/01
S&P 500            $0.88
S&P MidCap 400     $0.99
Russell 2000       $0.98


                                                  www.americancentury.com      3


Veedot--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                              INVESTOR CLASS             INSTITUTIONAL CLASS
                           (INCEPTION 11/30/99)           (INCEPTION 8/1/00)
                         VEEDOT     WILSHIRE 5000     VEEDOT     WILSHIRE 5000
6 MONTHS*                -15.71%       -13.04%       -15.54%        -13.04%
1 YEAR                   -26.18%       -14.10%          --             --
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND              -0.14%        -6.47%       -18.30%        -12.97%

*Returns for periods less than one year are not annualized.

See pages 19-21 for information about share classes, the Wilshire 5000 Index, and returns.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/01
Veedot           $9,980
Wilshire 5000    $9,102

$10,000 investment made 11/30/99

                 Veedot         Wilshire 5000
11/30/1999      $10,000            $10,000
12/31/1999      $11,840            $10,759
1/31/2000       $11,800            $10,313
2/29/2000       $15,320            $10,544
3/31/2000       $14,820            $11,170
4/30/2000       $13,520            $10,588
5/31/2000       $12,520            $10,218
6/30/2000       $13,360            $10,669
7/31/2000       $12,281            $10,451
8/31/2000       $13,681            $11,210
9/30/2000       $13,240            $10,694
10/31/2000      $11,841            $10,468
11/30/2000      $11,020             $9,426
12/31/2000      $11,680             $9,594
1/31/2001       $10,801             $9,961
2/28/2001       $10,160             $9,017
3/31/2001        $9,580             $8,410
4/30/2001        $9,980             $9,102

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The Wilshire 5000 Index is provided for comparison in each graph. Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire 5000 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

              Veedot          Wilshire 5000
4/30/2000*    35.20                5.88
4/30/2001    -26.18              -14.10

* From 11/30/99 to 4/30/00.


4      1-800-345-2021


Veedot--Q&A
--------------------------------------------------------------------------------

[photo of Jim Stowers III and John Small, Jr.]
     An interview with Jim Stowers III and John Small, Jr., portfolio managers on the Veedot investment team.

HOW DID VEEDOT PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 2001?

     Veedot declined 15.71%*, slightly underperforming its benchmark, the Wilshire 5000 Index, which retreated 13.04% during the period.

WILL YOU DESCRIBE VEEDOT'S INVESTMENT STRATEGY?

     Veedot shares the same investment objective as American Century's other aggressive equity funds--to seek long-term returns by investing in companies whose earnings and revenues are growing at an accelerating rate. However, the fund's investment strategy is quite different, and it's important that investors understand our approach.

     To find accelerating firms, we rely on American Century's proprietary data base that screens approximately 12,000 stocks. It tracks companies of all sizes without regard to sector, industry, or geographical location, and filters out those that best meet the fund's fundamental investment criteria of accelerating earnings and revenues. Once these potential candidates are identified, we apply technical analysis--the study of a stock's historical price pattern--to help identify companies in the early stages of their growth. Our goal is to own companies when their growth is the most dramatic.

     What's important about this strategy is that it relies on a very systematic, repeatable discipline. We focus only on a stock's fundamental data and its historical response to investor behavior, so we're never influenced by qualitative or speculative input. We're interested in a company's earnings and revenue acceleration and its past and current stock performance. We are less concerned with what product a company makes or how it is managed--it simply has to meet our strict fundamental and technical criteria.

WHAT CONTRIBUTED TO VEEDOT'S PERFORMANCE?

     Our discipline proved particularly effective in the financial sector, Veedot's largest sector stake. The process led us to invest heavily in industries within that group that produced the highest return. In fact, over the 6-month period, three of the fund's top four performing industries came from the financial sector--banks, thrifts, and life and health insurance.

     Early in the period, with the economy slowing and the likelihood of continued interest rate cuts, investors turned to banks and thrifts as the likely beneficiaries of a rise in loan and refinancing activity, making Veedot's holdings in this industry its best performer.

     Property and casualty insurance companies also fared well, benefiting from the industry's improved pricing power and rising value of their bond portfolios.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"OUR GOAL IS TO OWN COMPANIES WHEN THEIR GROWTH IS THE MOST DRAMATIC."

PORTFOLIO AT A GLANCE
                                   4/30/01          10/31/00
NO. OF EQUITY SECURITIES            147               99
P/E RATIO                          30.9              38.8
MEDIAN MARKET                      $2.43             $8.02
   CAPITALIZATION                 BILLION           BILLION
WEIGHTED AVERAGE                   $11.8            $33.7
   MARKET CAPITALIZATION          BILLION           BILLION
PORTFOLIO TURNOVER                194%(1)           250%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)               1.50%(3)          1.50%(3)

(1)    Six months ended 4/30/01.
(2)    For the period from 11/30/99 to 10/31/00.
(3)    Annualized.

Investment terms are defined in the Glossary on pages 21-22.


                                                  www.americancentury.com      5


Veedot--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHERE ELSE DID VEEDOT FIND OPPORTUNITIES?

     Our approach automatically led us to sectors with improving acceleration, such as consumer services. We boosted our positions there, making leisure companies our second-largest industry holding. The move paid off, as the sector topped our list of contributors during the period.

     Another sector that boosted performance--industrials--is further evidence that we follow a disciplined approach to identifying companies whose growth is accelerating, regardless of size or industry type. Industrials aren't commonly viewed as growth companies, but our process led us to those showing technical strength and the ability to withstand market volatility.

     We'd like to stress that emotion and opinion are not part of the process, no sectors or industries are favored. Our process identifies acceleration on a stock-by-stock basis and this helps point us toward the fastest-growing areas. We quickly adjust our holdings to gain exposure to the best performing companies.

     Industrial parts and leisure occupy two different worlds, but when we saw acceleration, and a share price pattern that indicated industrial stocks were likely to increase in value, we increased our stake. Our holdings in the industrial parts space were among our top contributors.

WHICH HOLDINGS WERE DISAPPOINTING?

     Technology stocks detracted most from returns, but our process eased the pain by directing us away from the sector. As growth in the tech arena began to slow, our strategy led us to significantly reduce our exposure, which helped us avoid some of the negative effects of the continued downturn in that sector during the past six months.

     Veedot's electrical equipment holdings fell the hardest, hit by slumping orders and increasing inventories stemming from the economic slowdown.

     Computer software and hardware holdings also detracted from returns, despite the strong earnings of some business-to-business software manufacturers.

     Semiconductor stocks also retreated, as slowdowns in demand for cellular handsets and personal computers resulted in lowered expectation for earnings of chipmakers and related companies.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE THE LAST REPORT?

     As fundamentals among the technology sector weakened, our system led us to rotate away from tech and into more attractive areas with fundamental acceleration. Technology stocks now represent a much lighter portion of the portfolio.

     We also adjusted our health-care holdings, Veedot's second largest sector stake. Early in the period, Veedot got a lift from health care, particularly medical providers. Hospitals and rehabilitation facilities also gained on improved pricing power and legislation that provided higher reimbursement rates.

     But money started coming out of the sector early in 2001 for several reasons. Investors took some money out of health care after many of those companies had enjoyed a nice run-up and because of a rally among tech stocks that drew investors to that sector. We shed some health care holdings as they decelerated.

[left margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                               AS OF              AS OF
                              4/30/01            10/31/00
FIRST TENNESSEE
     NATIONAL CORP.            2.0%                --
BJ SERVICES CO.                1.7%                --
NABORS
     INDUSTRIES, INC.          1.6%               1.2%
UNITEDHEALTH
     GROUP INC.                1.6%               1.0%
UTI ENERGY CORP.               1.5%               1.0%
RITE AID CORP.                 1.5%                --
MICROSOFT CORP.                1.4%                --
ACTION PERFORMANCE
     COS. INC.                 1.4%                --
TENET
     HEALTHCARE CORP.          1.4%               1.0%
CAREMARK RX INC.               1.4%                --

TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                                AS OF            AS OF
                               4/30/01          10/31/00
MEDICAL PROVIDERS
     & SERVICES                 8.9%              7.7%
OIL SERVICES                    8.9%             11.8%
BANKS                           7.3%              4.0%
MEDICAL PRODUCTS
     & SUPPLIES                 6.1%              4.0%
COMPUTER SOFTWARE               5.5%              1.0%


6          1-800-345-2021


Veedot--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In the energy sector, Veedot's oil services holdings retreated due to profit taking and a decline in oil prices. Oil services represented our largest industry stake at the end of the previous period, but our process led us to lighten our holdings during the period.

WHAT'S YOUR OUTLOOK FOR THE MARKET AND VEEDOT?

     We don't attempt to predict the market's direction. The market's recent volatility demonstrates how suddenly one sector of the market can fall from favor with investors, and how quickly one investment style can be replaced with another.

     Our disciplined approach automatically leads us to acceleration wherever it occurs, regardless of the market environment. We believe this strategy will enable Veedot to be in the right place at the right time, in the best possible position to benefit from the market's most exciting growth opportunities.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                            AS OF APRIL 30, 2001

* U.S. COMMON STOCKS                       93.7%
* FOREIGN STOCKS                            0.9%
----------------------------------------------------
  TOTAL EQUITY EXPOSURE                    94.6%
* TEMPORARY CASH INVESTMENTS                5.4%

[pie chart]

================================================================================
                          AS OF OCTOBER 31, 2000
* U.S. COMMON STOCKS                       86.9%
* FOREIGN STOCKS                            3.2%
----------------------------------------------------
  TOTAL EQUITY EXPOSURE                    90.1%
* TEMPORARY CASH INVESTMENTS                9.9%

[pie chart]


                                              www.americancentury.com      7


Veedot--Schedule of Investments
--------------------------------------------------------------------------------
APRIL 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.6%

APPAREL & TEXTILES -- 0.3%
                   50,000  Nautica Enterprises, Inc.(1)        $       918,250
                                                              ------------------
BANKS -- 7.3%
                   55,000  Amsouth Bancorporation                      943,250
                   40,000  Commerce Bancorp, Inc.                    2,760,000
                  175,000  First Tennessee National Corp.            5,717,250
                   10,000  First Virginia Banks, Inc.                  438,600
                  155,000  Hibernia Corp. Cl A                       2,529,600
                   80,000  National Commerce
                              Bancorporation(1)                      1,995,200
                   45,000  North Fork Bancorporation, Inc.           1,194,750
                   73,500  Provident Bankshares Corp.                1,645,665
                   30,000  Sky Financial Group Inc.                    561,900
                   20,000  Union Planters Corp.                        760,200
                   45,000  UnionBanCal Corp.                         1,374,300
                   60,000  United Bankshares Inc.                    1,377,300
                                                              ------------------
                                                                    21,298,015
                                                              ------------------
CHEMICALS -- 0.6%
                  190,000  Methanex Corp.(1)                         1,614,050
                                                              ------------------
CLOTHING STORES -- 0.7%
                   47,100  TJX Companies, Inc. (The)                 1,475,643
                   20,000  Wilsons The Leather Experts Inc.(1)         442,500
                                                              ------------------
                                                                     1,918,143
                                                              ------------------
COMPUTER HARDWARE
& BUSINESS MACHINES -- 3.9%
                   65,000  Advanced Digital
                              Information Corp.(1)                   1,281,475
                  100,000  Coinstar Inc.(1)                          1,839,500
                   90,000  Electronics for Imaging, Inc.(1)          2,497,500
                   30,000  Lexmark International
                              Group, Inc. Cl A(1)                    1,842,900
                   60,000  Pitney Bowes, Inc.                        2,284,200
                  325,000  Western Digital Corp.(1)                  1,729,000
                                                              ------------------
                                                                    11,474,575
                                                              ------------------
COMPUTER SOFTWARE -- 5.5%
                   50,000  CACI International Inc.(1)                1,672,750
                   60,000  Microsoft Corp.(1)                        4,064,700
                   40,000  PeopleSoft, Inc.(1)                       1,481,400
                   70,000  Renaissance Learning Inc.(1)              2,558,850
                   35,000  Sabre Holdings Corp.(1)                   1,745,100
                  130,000  Structural Dynamics
                              Research Corp.(1)                      2,146,950
                   40,000  Synopsys, Inc.(1)                         2,297,400
                                                              ------------------
                                                                    15,967,150
                                                              ------------------

Shares                                                                Value
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 3.2%
                   30,000  Beazer Homes USA, Inc.(1)           $     1,752,000
                   40,000  Centex Corp.                              1,726,000
                   30,000  Jacobs Engineering Group Inc.(1)          1,977,600
                   50,000  Lennar Corp.                              2,188,500
                   40,000  M.D.C Holdings, Inc.                      1,720,800
                                                              ------------------
                                                                     9,364,900
                                                              ------------------
DEFENSE/AEROSPACE -- 2.0%
                   30,000  Boeing Co.                                1,854,000
                   25,000  General Dynamics Corp.                    1,927,000
                   60,000  Lockheed Martin Corp.                     2,109,600
                                                              ------------------
                                                                     5,890,600
                                                              ------------------
DRUGS -- 3.8%
                   30,000  Biogen, Inc.(1)                           1,939,950
                   80,000  IGEN International, Inc.(1)               1,762,400
                   20,000  IVAX Corp.(1)                               801,000
                  200,000  Perrigo Co.(1)                            2,387,000
                  590,000  Rite Aid Corp.(1)                         4,301,100
                                                              ------------------
                                                                    11,191,450
                                                              ------------------
ELECTRICAL EQUIPMENT -- 1.0%
                   50,000  Flir Systems Inc.(1)                        700,000
                   51,000  Roper Industries Inc.                     2,131,800
                                                              ------------------
                                                                     2,831,800
                                                              ------------------
ELECTRICAL UTILITIES -- 4.9%
                   55,000  American Electric Power                   2,713,700
                   55,000  Calpine Corp.(1)                          3,134,450
                   15,000  Dynegy Inc. Cl A                            867,750
                   75,000  El Paso Electric Co.(1)                   1,057,500
                   35,000  Pinnacle West Capital Corp.               1,756,650
                   30,000  Public Service Enterprise Group Inc.      1,393,200
                   35,000  Reliant Energy, Inc.                      1,734,250
                   37,000  TXU Corp.                                 1,626,520
                                                              ------------------
                                                                     4,284,020
                                                              ------------------
ENERGY RESERVES & PRODUCTION -- 3.0%
                   75,000  BP Prudhoe Bay Royalty Trust              1,127,250
                   30,000  EOG Resources Inc.                        1,391,700
                   20,000  Louis Dreyfus Natural Gas Corp.(1)          762,000
                   15,000  Murphy Oil Corp.                          1,230,000
                   40,000  Spinnaker Exploration Company(1)          1,820,000
                   80,000  Veritas DGC Inc.(1)                       2,600,000
                                                              ------------------
                                                                     8,930,950
                                                              ------------------
ENTERTAINMENT -- 0.5%
                   70,000  Six Flags Inc.(1)                         1,535,800
                                                              ------------------


8          1-800-345-2021                     See Notes to Financial Statements


Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.2%
                   50,000  AmeriCredit Corp.(1)                 $    2,318,000
                  125,000  Cendant Corporation(1)                    2,217,500
                   50,000  Countrywide Credit Industries, Inc.       2,133,500
                   30,000  Doral Financial Corp.                       971,250
                   40,000  Federal Home Loan
                              Mortgage Corporation                   2,632,000
                   30,000  Household International, Inc.             1,920,600
                                                              ------------------
                                                                    12,192,850
                                                              ------------------
FOOD & BEVERAGE -- 1.6%
                   15,000  Hershey Foods Corp.                         906,150
                   45,000  Pepsi Bottling Group Inc.                 1,800,900
                   75,000  SYSCO Corp.                               2,109,000
                                                              ------------------
                                                                     4,816,050
                                                              ------------------
GAS & WATER UTILITIES -- 1.2%
                   15,000  National Fuel Gas Co.                       843,000
                   25,000  NiSource Inc.                               744,250
                   15,000  People's Energy Corp.                       596,250
                   40,000  Piedmont Natural Gas Co., Inc.            1,422,000
                                                              ------------------
                                                                     3,605,500
                                                              ------------------
GROCERY STORES -- 1.4%
                   15,000  Safeway Inc.(1)                             814,500
                  100,000  Winn-Dixie Stores, Inc.                   3,157,000
                                                              ------------------
                                                                     3,971,500
                                                              ------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                   15,000  Woodward Governor Co.                       982,800
                                                              ------------------
INFORMATION SERVICES -- 3.1%
                   33,000  First Data Corp.                          2,225,520
                   40,000  Galileo International, Inc.                 976,800
                   50,000  IMS Health Inc.                           1,372,500
                   45,000  Moody's Corp.                             1,413,000
                   55,000  Reynolds & Reynolds Co. Cl A              1,136,300
                  100,000  Sylvan Learning Systems, Inc.(1)          2,021,500
                                                              ------------------
                                                                     9,145,620
                                                              ------------------
INTERNET -- 1.5%
                   40,000  eBay Inc.(1)                              2,018,600
                  100,000  GoTo.com, Inc.(1)                         1,780,000
                   25,000  SkillSoft Corporation(1)                    687,625
                                                              ------------------
                                                                     4,486,225
                                                              ------------------
LEISURE -- 2.4%
                  250,000  Action Performance Cos. Inc.(1)           4,027,500
                   30,000  GTECH Holdings Corp.(1)                     978,000
                   35,000  International Game Technology(1)          1,957,550
                                                              ------------------
                                                                     6,963,050
                                                              ------------------
LIFE & HEALTH INSURANCE - 2.2%
                  100,000  Conseco Inc.                              1,903,000
                   70,000  UnitedHealth Group Incorporated           4,583,600
                                                              ------------------
                                                                     6,486,600
                                                              ------------------

Shares                                                                Value
--------------------------------------------------------------------------------

MEDIA -- 0.6%
                   40,000  Comcast Corp. Cl A(1)                $    1,756,600
                                                              ------------------
MEDICAL PRODUCTS & SUPPLIES -- 6.1%
                   90,000  Biomet Inc.                               3,846,150
                   40,000  Cooper Companies, Inc. (The)              1,776,000
                   65,000  Pharmaceutical Product
                              Development, Inc.(1)                   3,870,425
                   60,000  Respironics Inc.(1)                       1,900,200
                   75,000  Sola International Inc.(1)                  749,250
                   40,000  St. Jude Medical, Inc.(1)                 2,290,000
                   20,000  Varian Medical Systems, Inc.(1)           1,378,000
                  105,000  VISX, Inc.(1)                             2,126,250
                                                              ------------------
                                                                    17,936,275
                                                              ------------------
MEDICAL PROVIDERS & SERVICES -- 8.9%
                  250,000  Caremark Rx Inc.(1)                       3,962,500
                   80,000  Covance Inc.(1)                           1,316,000
                   85,000  DaVita Inc.(1)                            1,496,000
                   65,000  First Health Group Corp.(1)               3,381,300
                   50,000  HCA - The Healthcare Co.                  1,935,000
                  205,000  HealthSouth Corp.(1)                      2,880,250
                   95,000  Omnicare, Inc.                            2,109,000
                  115,000  PAREXEL International Corp.(1)            1,440,375
                   75,000  Pediatrix Medical Group Inc.(1)           2,005,500
                   82,800  Quintiles Transnational Corp.(1)          1,701,954
                   90,000  Tenet Healthcare Corp.(1)                 4,017,600
                                                              ------------------
                                                                    26,245,479
                                                              ------------------
MINING & METALS -- 2.1%
                  100,000  Freeport-McMoRan Copper
                              & Gold, Inc. Cl B(1)                   1,416,000
                   65,000  Lone Star Technologies, Inc.(1)           3,425,500
                  150,000  USEC Inc.                                 1,249,500
                                                              ------------------
                                                                     6,091,000
                                                              ------------------
OIL SERVICES -- 8.9%
                   60,000  BJ Services Co.(1)                        4,935,000
                   50,000  ENSCO International Inc.                  1,945,000
                  305,000  Grey Wolf, Inc.(1)                        1,952,000
                   30,000  Helmerich & Payne, Inc.                   1,536,900
                  230,000  Key Energy Group, Inc.(1)                 3,029,100
                   77,000  Nabors Industries, Inc.(1)                4,590,740
                   50,000  Patterson Energy, Inc.(1)                 1,721,750
                   65,000  Seitel Inc(1)                             1,268,150
                  130,000  UTI Energy Corp.(1)                       4,472,000
                   25,000  Varco International, Inc.(1)                584,500
                                                              ------------------
                                                                    26,035,140
                                                              ------------------
PROPERTY & CASUALTY INSURANCE -- 2.1%
                   40,000  Allstate Corp.                            1,670,000
                   40,000  Everest Reinsurance Holdings, Inc.        2,554,000
                   25,000  Gallagher (Arthur J.) & Co.                 630,500
                   10,000  Progressive Corp. (The)                   1,168,000
                                                              ------------------
                                                                     6,022,500
                                                              ------------------


See Notes to Financial Statements                 www.americancentury.com      9


Veedot--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

PUBLISHING -- 0.4%
                   40,000  Deluxe Corp.                        $     1,039,600
                                                              ------------------
RAILROADS -- 0.3%
                   50,000  Norfolk Southern Corp.                      987,000
                                                              ------------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
                   60,000  Hospitality Properties Trust              1,581,000
                   40,000  Shurgard Storage Centers Inc.             1,086,400
                                                              ------------------
                                                                     2,667,400
                                                              ------------------
RESTAURANTS -- 1.3%
                   20,000  CEC Entertainment Inc.(1)                 1,025,000
                   45,000  Panera Bread Company(1)                   1,359,675
                   22,900  Papa John's International, Inc.(1)          639,712
                   65,000  Ryan's Family Steak Houses Inc.(1)          779,350
                                                              ------------------
                                                                     3,803,737
                                                              ------------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                   30,000  Eaton Vance Corp.                           969,000
                                                              ------------------
SEMICONDUCTOR -- 0.7%
                   35,000  Novellus Systems, Inc.(1)                 1,929,375
                                                              ------------------
SPECIALTY STORES -- 1.2%
                   50,000  Bed Bath & Beyond Inc.(1)                 1,416,250
                   40,000  Best Buy Co., Inc.(1)                     2,202,000
                                                              ------------------
                                                                     3,618,250
                                                              ------------------
THRIFTS -- 4.7%
                  120,000  Golden State Bancorp Inc.                 3,576,000
                   35,000  Golden West Financial Corp. (Del.)        2,054,500
                   40,000  GreenPoint Financial Corp.                1,472,000
                   45,000  New York Community Bancorp Inc.           1,517,400
                  100,000  Sovereign Bancorp Inc.                    1,061,500
                   60,000  UCBH Holdings Inc.                        1,641,300
                   50,000  Washington Mutual, Inc.                   2,496,500
                                                              ------------------
                                                                     3,819,200
                                                              ------------------

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

TOBACCO -- 0.6%
                  205,000  DIMON Inc.                          $     1,838,850
                                                              ------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.9%
                  150,000  OMI Corp.(1)                              1,113,000
                   30,000  Tidewater Inc.                            1,406,100
                                                              ------------------
                                                                     2,519,100
                                                              ------------------
TOTAL COMMON STOCKS                                                277,148,404
                                                              ------------------
   (Cost $247,551,608)

TEMPORARY CASH INVESTMENTS - 5.4%
              $15,800,000  FHLB Discount Notes, 4.50%,
                              5/1/01(2)                             15,800,000
                                                              ------------------
   (Cost $15,800,000)

TOTAL INVESTMENT SECURITIES - 100.0%                              $292,948,404
                                                              ==================
   (Cost $263,351,608)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


10          1-800-345-2021                    See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $263,351,608) (Note 3) .................   $ 292,948,404
Cash ..........................................................       1,050,351
Receivable for investments sold ...............................      13,213,933
Dividends and interest receivable .............................         164,485
                                                                  -------------
                                                                    307,377,173
                                                                  -------------

LIABILITIES

Payable for investments purchased .............................      16,223,875
Accrued management fees (Note 2) ..............................         342,919
Payable for directors' fees and expenses ......................             196
                                                                  -------------
                                                                     16,566,990
                                                                  -------------
NET ASSETS ....................................................   $ 290,810,183
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................   $ 386,239,753
Accumulated net investment loss ...............................         (62,834)
Accumulated net realized loss on investment transactions
                                                                   (124,963,532)
Net unrealized appreciation on investments (Note 3) ...........      29,596,796
                                                                  -------------
                                                                  $ 290,810,183
                                                                  =============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets ....................................................   $ 279,419,387
Shares outstanding ............................................      55,964,462
Net asset value per share .....................................   $        4.99

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets ....................................................   $  11,390,796
Shares outstanding ............................................       2,278,641
Net asset value per share .....................................   $        5.00


See Notes to Financial Statements                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------
This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT LOSS

INCOME:
Dividends .....................................................    $  1,545,518
Interest ......................................................         748,059
                                                                   ------------
                                                                      2,293,577
                                                                   ------------
EXPENSES (Note 2):

Management fees ...............................................       2,355,131
Directors' fees and expenses ..................................           1,280
                                                                   ------------
                                                                      2,356,411
                                                                   ------------
NET INVESTMENT LOSS ...........................................         (62,834)
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)

Net realized loss on investment transactions ..................     (43,462,761)
Change in net unrealized appreciation on investments ..........     (13,646,877)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............     (57,109,638)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                                   $(57,172,472)
                                                                   ============


12          1-800-345-2021             See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND PERIOD ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets
                                                                      2001            2000(1)
OPERATIONS

Net investment loss ..........................................  $     (62,834)  $  (2,552,977)
Net realized loss on investment transactions .................    (43,462,761)    (81,505,097)
Change in net unrealized appreciation on investments .........    (13,646,877)     43,243,673
                                                                -------------   -------------
Net decrease in net assets resulting from operations .........    (57,172,472)    (40,814,401)
                                                                -------------   -------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase (decrease) in net assets
from capital share transactions ..............................    (16,364,870)    405,161,926
                                                                -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS ........................    (73,537,342)    364,347,525

NET ASSETS

Beginning of period ..........................................    364,347,525            --
                                                                -------------   -------------
End of period ................................................  $ 290,810,183   $ 364,347,525
                                                                =============   =============
Accumulated net investment loss ..............................  $     (62,834)           --
                                                                =============   =============

(1)  For the period November 30, 1999 (inception) through October 31, 2000.


See Notes to Financial Statements           www.americancentury.com          13


Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of April 30, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, accumulated net realized capital loss carryovers for federal income tax purposes of $80,643,875 (expiring in 2008) may be used to offset future taxable realized gains.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

  The annual management fee schedule for each class of shares is as follows:

                                 INVESTOR CLASS     INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $500 million ..............    1.50%                 1.30%
Next $500 million ...............    1.45%                 1.25%
Over $1 billion .................    1.40%                 1.20%

    The Board of Directors has adopted the Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the Advisor Class because it had not commenced as of April 30, 2001.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for more details on the bank line of credit agreement.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, were $587,637,128 and $593,495,984, respectively.

    On April 30, 2001, accumulated net unrealized appreciation was $28,739,901, based on the aggregate cost of investments for federal income tax purposes of $264,208,503, which consisted of unrealized appreciation of $31,145,872 and unrealized depreciation of $2,405,971.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:

                                                SHARES              AMOUNT
INVESTOR CLASS
SHARES AUTHORIZED .........................  200,000,000
                                           ===============
SIX MONTHS ENDED APRIL 30, 2001
Sold ......................................    2,530,888      $ 13,461,628
Redeemed ..................................   (6,002,261)      (31,066,333)
                                           ---------------   ---------------
Net decrease ..............................   (3,471,373)     $(17,604,705)
                                           ===============   ===============
PERIOD ENDED OCTOBER 31, 2000(1)
Sold ......................................   66,227,887      $435,831,005
Redeemed ..................................   (6,792,052)      (43,302,091)
                                           ---------------   ---------------
Net increase ..............................   59,435,835      $392,528,914
                                           ===============   ===============

INSTITUTIONAL CLASS
SHARES AUTHORIZED .........................   50,000,000
                                           ===============
SIX MONTHS ENDED APRIL 30, 2001
Sold ......................................    1,058,449        $5,425,674
Redeemed ..................................     (842,185)       (4,185,839)
                                           ---------------   ---------------
Net increase ..............................      216,264        $1,239,835
                                           ===============   ===============
PERIOD ENDED OCTOBER 31, 2000(2)
Sold ......................................    2,371,854       $14,620,245
Redeemed ..................................     (309,477)       (1,987,233)
                                           ---------------   ---------------
Net increase ..............................    2,062,377       $12,633,012
                                           ===============   ===============

ADVISOR CLASS
SHARES AUTHORIZED .........................   50,000,000
                                           ===============

(1)  November 30, 1999 (inception) through October 31, 2000.
(2)  August 1, 2000 (commencement of sale) through October 31, 2000.

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


16      1-800-345-2021


Veedot--Financial Highlights
--------------------------------------------------------------------------------
This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                             Investor Class
                                                          2001(1)       2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................    $5.92          $5.00
                                                        ---------      ---------
Income From Investment Operations
  Net Investment Loss(3) .............................     --(4)         (0.06)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions .......................    (0.93)          0.98
                                                        ---------      ---------
  Total From Investment Operations ...................    (0.93)          0.92
                                                        ---------      ---------
Net Asset Value, End of Period .......................    $4.99          $5.92
                                                        =========      =========
  TOTAL RETURN(5) ....................................   (15.71)%        18.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....   1.50%(6)       1.50%(6)
Ratio of Net Investment Loss to Average Net Assets ... (0.05)%(6)     (0.92)%(6)
Portfolio Turnover Rate ..............................    194%           250%
Net Assets, End of Period (in thousands) ............. $279,419        $352,130

(1)  Six months ended April 30, 2001 (unaudited).

(2)  November 30, 1999 (inception) through October 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.


See Notes to Financial Statements            www.americancentury.com          17


Veedot--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                         Institutional Class
                                                          2001(1)     2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..................   $5.92        $6.12
                                                        ---------    ---------
Income From Investment Operations
  Net Investment Income (Loss)(3) .....................   --(4)       (0.01)
  Net Realized and Unrealized Loss
    on Investment Transactions ........................   (0.92)       (0.19)
                                                        ---------    ---------
  Total From Investment Operations ....................   (0.92)       (0.20)
                                                        ---------    ---------
Net Asset Value, End of Period ........................   $5.00        $5.92
                                                        =========    =========
  TOTAL RETURN(5) ..................................... (15.54)%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....  1.30%(6)      1.30%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...............................  0.15%(6)     (0.52)%(6)
Portfolio Turnover Rate ...............................    194%         250%(7)
Net Assets, End of Period (in thousands) ..............  $11,391       $12,218

(1)  Six months ended April 30, 2001 (unaudited).

(2)  August 1, 2000 (commencement of sale) through October 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6)  Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 1999 (inception of fund) through October 31, 2000.


18          1-800-345-2021                    See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------
SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY VEEDOT is a non-diversified fund which uses a systematic, highly disciplined investment process, relying heavily on quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S. stock market.

[right margin]

PORTFOLIO MANAGERS
  Veedot
       JIM STOWERS III
       JOHN SMALL, JR.


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                               www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.


[left margin]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0106                              American Century Investment Services, Inc.
SH-SAN-25496                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

Tax-Managed Value

[graphic of rowers]
[graphic of markets diary/stocks chart]

April 30, 2001

[american century logo and text logo (reg. sm)]



[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., standing, with James E. Stowers III] James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered in this report were challenging ones for equity investors, whose resolve was constantly tested in an environment of slowing business activity and lower corporate earnings. As your portfolio managers discuss on the following pages, it's our job, especially during times like these, to stick closely to our discipline of seeking fundamentally sound businesses whose stock is temporarily trading at a discount to what we think is fair market value. We believe this strategy will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, will become its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline, will succeed Puff as ACIM president and CIO. As the company's top investment executive, Merk will be responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

[signature].                             [signature]
James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

TAX-MANAGED VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ....................................   10
   Statement of Operations ................................................   11
   Statement of Changes in Net Assets .....................................   12
   Notes to Financial Statements ..........................................   13
   Financial Highlights ...................................................   15

OTHER INFORMATION
   Share Class and Retirement Account Information .........................   16
   Background Information
      Investment Philosophy and Policies ..................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Though volatility continued to weigh on equities, value stocks fared better then their growth counterparts as investors focused more on earnings and valuations, leading them to areas of the market previously neglected in favor of New Economy pursuits.

* In January, the Federal Reserve embarked upon an aggressive rate-cutting campaign that initially sparked optimism. But stocks again turned bearish in February and remained lower as the number of companies announcing disappointing earnings approached unprecedented levels. The pervasive downturn left many high-quality businesses selling at bargain prices--good news for value investors.

* For the months ahead, all eyes will be on the economy, as investors seek evidence of recovery in business trends and subject firms to even greater scrutiny. Careful assessment of companies' prospects in relation to the unfolding business cycle, accompanied by proper judgement of their current valuation levels, will be the keys to success.


TAX-MANAGED VALUE

* Tax-Managed Value turned in a solid gain of 8.20%* for the period, far outdistancing its benchmark, the S&P 500/BARRA Value Index, which declined 0.42%. The S&P 500 Index, the measure of the broader market, fell 12.07%.

* The well-documented downturn in the technology sector was a dominant theme in the portfolio, causing investors to seek reasonably priced, high-quality companies that before had seemed stodgy and lackluster. Ironically, the technology sector produced both the best and worst performing stocks for the period.

* Financial firms that had once been restrained by higher interest rates began to prosper as rates dropped. The same was true for consumer cyclical companies, which typically are among the first to benefit from decreasing interest rates. Meanwhile, the energy sector, one of the fund's largest weightings, yielded a number of compelling opportunities as higher natural gas prices generated increased exploration and production, boosting the margins of many of the energy firms in the portfolio.


[left margin]

                                 TAX-MANAGED VALUE
                                      (ACTIX)
                TOTAL RETURNS:                   AS OF 4/30/01
                   6 Months                              8.20%*
                   1 Year                               16.92%
                INCEPTION DATE:                        3/31/99
                NET ASSETS:                      $43.6 million

* Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2     1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

      The period covered in this report was occasionally unnerving but ultimately profitable for value investors. The period began seven months after technology stocks peaked in March 2000, but the volatility that ensued persists even today. Accompanied by economic deceleration triggered by the Federal Reserve's tight monetary policy in early 2000, the entire market seemed to retreat.

      This was especially true for growth stocks. The S&P 500/BARRA Growth Index declined 23.08% and the Nasdaq Composite Index fell 37.10% during the period as weakening corporate profits further pounded the extraordinary valuations investors had previously awarded technology stocks.

      And where many saw only wreckage, we saw opportunity. Though economic weakness later in the period was pervasive, value stocks fared better than their growth counterparts. The S&P 500 Index, a measure of the broad market, was down 12.07% for the period, while the S&P 500/BARRA Value Index--representing stocks that exhibit value-oriented characteristics--was down only 0.42%.

      A shift in focus made the difference. Investors became increasingly judicious about the stocks they selected, placing greater emphasis on valuations--the prices they were willing to pay for a company's earnings--instead of pursuing growth at any price. With this strengthened sense of discretion, investors sought value in areas of the market they had previously overlooked in favor of New Economy interests.

NEW YEAR, NEW DEVELOPMENTS

      Stocks staged a mini-rally in January, led by technology, as the Federal Reserve ushered in 2001 by cutting short-term interest rates. Share prices continued to climb through the end of the month, culminating in yet another rate slash by the Fed at its meeting in late January. However, stocks turned downward in February and continued to stumble in March, despite a third rate ease.

      As the number of companies announcing disappointing earnings approached unprecedented levels, weary investors showed little patience for these firms, which they swiftly punished by selling shares and sending prices tumbling. The damage crept into every corner of the market, leaving many high-quality companies selling at bargain prices--good news for value investors.

      The Federal Reserve intervened again in April, cutting rates for the fourth time in as many months. Even while business activity continued to grind downward, consumer confidence in the economy appeared to remain stable, and the stock market, in its typical discounting fashion, began looking ahead to the last months of this year for earnings growth to improve.

WHAT'S NEXT?

      All eyes are on the economy. The slowdown in business activity has challenged equity investors across many sectors. As a result, stock selection may become increasingly important. Careful assessment of companies' prospects in relation to the unfolding business cycle, accompanied by proper judgement of their current valuation levels, will be the keys to success. That plays well into our classic value approach of seeking sound businesses that have temporarily fallen out of favor.


[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 2001

S&P 500/BARRA VALUE                              -0.42%
S&P 400/BARRA VALUE                              16.21%
S&P 600/BARRA VALUE                              11.95%

Source: Lipper Inc.

These indices represent the performance of large-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 2001

[line chart data below]

              S&P 500/BARRA Value     S&P 400/BARRA Value    S&P 600/BARRA Value
10/31/00            1.00                    1.00                   1.00
11/30/00            0.95                    1.00                   0.93
12/31/00            1.00                    1.10                   1.07
1/31/01             1.04                    1.15                   1.15
2/28/01             0.97                    1.11                   1.10
3/31/01             0.93                    1.07                   1.06
4/30/01             1.00                    1.16                   1.12

Value on 4/30/01
S&P 500/BARRA Value           $1.00
S&P MidCap 400/BARRA Value    $1.16
S&P SmallCap 600/BARRA Value  $1.12


                                                  www.americancentury.com     3


Tax-Managed Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 2001

                                             INVESTOR CLASS (INCEPTION 3/31/99)
                                                 TAX-MANAGED      S&P 500/
                                                    VALUE        BARRA VALUE

6 MONTHS(*)                                          8.20%         -0.42%
1 YEAR                                              16.92%          6.35%
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                                        9.24%           7.40%

* Returns for periods less than one year are not annualized.

See pages 17-19 for information about the S&P 500/BARRA Value Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart data below]

               Tax-Managed Value  S&P 500/BARRA Value
3/31/1999           $10,000           $10,000
4/30/1999           $11,020           $10,862
5/31/1999           $10,940           $10,670
6/30/1999           $11,299           $11,079
7/31/1999           $10,780           $10,738
8/31/1999           $10,359           $10,467
9/30/1999           $9,919            $10,057
10/31/1999          $10,359           $10,625
11/30/1999          $10,340           $10,562
12/31/1999          $10,260           $10,959
1/31/2000            $9,997           $10,610
2/29/2000            $9,150            $9,947
3/31/2000           $10,200           $10,985
4/30/2000           $10,281           $10,911
5/31/2000           $10,423           $10,945
6/30/2000            $9,979           $10,513
7/31/2000           $10,018           $10,723
8/31/2000           $10,665           $11,442
9/30/2000           $10,624           $11,440
10/31/2000          $11,109           $11,654
11/30/2000          $10,745           $11,057
12/31/2000          $11,261           $11,627
1/31/2001           $11,815           $12,118
2/28/2001           $11,651           $11,314
3/31/2001           $11,405           $10,867
4/30/2001           $12,020           $11,604

Value on 4/30/01
Tax-Managed Value   $12,020
S&P 500/BARRA Value $11,604


The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500/BARRA Value Index is provided for comparison in each graph. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED APRIL 30)

[bar chart data below]

              Tax-Managed Value      S&P 500/BARRA Value
4/30/1999*         10.20                     8.62
4/30/2000          -6.71                     0.46
4/30/2001          16.92                     6.35

*From 3/31/99 to 4/30/99


4     1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Chuck Ritter]
     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the Tax-Managed Value investment team.

HOW DID TAX-MANAGED VALUE PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

     In the midst of the volatility and uncertainty plaguing the equities market, Tax-Managed Value turned in a strong gain of 8.20%* for the period, far outdistancing its benchmark, the S&P 500/BARRA Value Index, which declined 0.42%. The S&P 500 Index, the measure of the broader market, fell 12.07%.

     Since its inception on March 31, 1999, the fund has posted an average annual return of 9.24%, ahead of the 7.40% average annual return of its benchmark.

WILL YOU DESCRIBE THE ENVIRONMENT IN WHICH THE FUND HAS OPERATED FOR THE LAST SIX MONTHS AND THE FACTORS THAT AFFECTED ITS PERFORMANCE?

     The dominant theme was the well-documented collapse of technology, telecommunications and media stocks that reflected investors' doubts that technology earnings could be sustained in the face of a slowing economy. When the decline of technology stocks began more than a year ago, much of the sell-off seemed driven more by valuation concerns than by problems in business trends at these companies. However, as the correction persisted, investors began to see real evidence of weakness in the outlook for many firms. In response, they began looking for quality companies with strong fundamentals that were selling at reasonable prices.

     Ultimately, money that had long flowed out of value stocks and into virtually anything in the technology universe reversed course as investors revisited Old Economy companies that before had seemed stodgy and lackluster.

DURING THE RECENT MARKET DIFFICULTIES, MANY INVESTORS RECEIVED SIZEABLE CAPITAL GAINS DISTRIBUTIONS FROM FUNDS WITH NEGATIVE RETURNS. WILL YOU REVIEW YOUR TAX-MANAGED INVESTMENT STRATEGY AND PROVIDE AN EXAMPLE OF HOW THIS HAS WORKED TO INVESTORS' BENEFIT?

     Our goal is to minimize these kinds of distributions. One way we do this is by actively managing our positions in stocks that have declined in price. Though we limited our exposure to the technology and telecommunications sectors because of valuation concerns, the companies that we owned in those areas were not immune to the downturn. The collapse of stocks in these areas provided us with ample opportunity to manage our tax position.

     For example, one of our technology holdings, Computer Associates, declined significantly late last year. We took advantage of the decline to add to our holdings. In the spring, we sold portions of our position that we had accumulated at higher prices. This strategy gave us three benefits. It enabled us to acquire stocks at good prices, to participate in the April rebound in technology stocks, and to maintain our exposure within reasonable limits without generating significant taxable gains.

     Another way we minimize taxable distributions is by keeping turnover low. Even though selling stocks to realize losses for tax purposes does create

* All fund returns referenced in this interview are for Investor Class shares.


{right margin]

"...INVESTORS REVISITED OLD ECONOMY COMPANIES THAT BEFORE HAD SEEMED STODGY AND LACKLUSTER."

PORTFOLIO AT A GLANCE

                                                 4/30/01          10/31/00

NO. OF EQUITY SECURITIES                           86                84
P/E RATIO                                         19.1              19.4
MEDIAN MARKET                                    $12.4             $12.7
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $61.5             $63.0
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              30%(1)            73%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.10%(3)          1.10%

(1)    Six months ended 4/30/01.
(2)    Year ended 10/31/00.
(3)    Annualized.

Investment terms are defined in the Glossary on pages 18-19.


                                                  www.americancentury.com     5


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

turnover, the fund's turnover rate for the period was only 30%, a consequence of our deliberate, methodical, and disciplined strategy.

     While it is always tempting to take the profits on a stock that does well in a short time period, our focus on the long-term prospects of our holdings makes us reluctant to do so. We often respond to short-term price spikes by temporarily avoiding additional investments in that stock, rather than by selling it. Consequently, many of the same holdings remain in the portfolio for extended periods, minimizing short-term taxable gains.

TAX-MANAGED VALUE'S HEAVIEST WEIGHTING WAS IN THE FINANCIAL SECTOR, THE STRONGEST CONTRIBUTOR TO PERFORMANCE. WHY THE EMPHASIS HERE?

     Financial firms have been an area of emphasis for the fund because this is where our value discipline leads us. These companies generally have solid fundamentals accompanied by reasonable stock prices that meet our value criteria. That makes financial companies natural choices for a value portfolio, and we found attractive candidates in abundance.

     Last year, the Federal Reserve raised interest rates several times to slow the racing economy, creating a difficult environment for the interest rate-sensitive financial companies.

     Early on, the perception that rates would continue to rise only increased pressure on these stocks, causing valuations to fall. Since we carefully assess the prices we're paying for earnings and other fundamentals, many firms in this group represented good values to us and we used the opportunity to build our substantial position.

     One strong choice from this group was Bank of America, a large bank with broad exposure to the economy that is benefiting from lower interest rates, which boosts margins as the costs associated with their core business of lending money decreases. Furthermore, as the Federal Reserve eased monetary policy, prospects for the economy improved and concerns about credit quality began to dissipate, further lifting the stock.

CONSUMER CYCLICALS WAS A REWARDING AREA FOR THE FUND. WHAT STOCKS CONTRIBUTED TO THE SUCCESS?

     Despite a flagging economy, consumer confidence remained relatively high, a phenomenon that became apparent in this sector, which produced three of our best-performing stocks for the period.

     VF Corp. makes basic apparel -- the kind of staples that are always in demand, even during uncertain economic times--and the stability of the firm's earnings made it an especially good choice. The story was similar for May Department Stores, a firm whose cyclical nature is less pronounced than that of capital good providers, such as technology firms.

     We look for stocks that have reasonable franchises and are trading at a discount to what investors have historically paid for its revenues, assets and earnings. This was exactly the case with K-Mart, the best-performing security for the period. This sizeable franchise had a solid revenue stream and an attractively valued stock that rallied when the company's new management announced plans to improve its long-term competitive position through such strategies as reviving the firm's well-known Blue-Light Specials.

WHICH OTHER STOCKS OR INDUSTRIES CONTRIBUTED TO PERFORMANCE?

     Energy was one of the largest weightings in the portfolio. We took a significant position here based on the number of compelling opportunities in

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/01            10/31/00
EXXON MOBIL CORP.                               4.6%                4.4%
CITIGROUP INC.                                  3.6%                3.9%
VERIZON
     COMMUNICATIONS                             3.0%                3.2%
PHILIP MORRIS
     COMPANIES INC.                             2.1%                2.5%
FANNIE MAE                                      2.1%                1.0%
ROYAL DUTCH
     PETROLEUM CO.
     NEW YORK SHARES                            2.1%                2.3%
INTERNATIONAL BUSINESS
     MACHINES CORP.                             2.0%                1.7%
BANK OF AMERICA CORP.                           1.9%                1.2%
COMPUTER ASSOCIATES
     INTERNATIONAL INC.                         1.8%                1.7%
LOEWS CORP.                                     1.7%                2.6%


TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               4/30/01            10/31/00
BANKS                                          11.1%               12.2%
ENERGY RESERVES &
     PRODUCTION                                10.0%                8.5%
FINANCIAL SERVICES                              6.4%                5.3%
TELEPHONE                                       5.4%                7.9%
COMPUTER HARDWARE &
     BUSINESS MACHINES                          4.0%                4.0%


6         1-800-345-2021


Tax-Managed Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

this traditional value sector. Two strong performers from this group were Occidental Petroleum Corp. and Tosco Corp.

     Rising natural gas prices and recently streamlined operations helped Occidental, an oil production company that is also a supplier of natural gas to California. In recent years, the company consolidated its production into a smaller number of geographical areas to become a more efficient producer and borrowed money to finance expanded production capacity in selected locations. With oil prices remaining high, the firm is paying down that debt faster than expected.

     Tosco is a top-flight manager of oil-refining plants and has a strong presence in the gas station industry. We weren't the only ones to recognize the potential of this organization. Phillips Petroleum Company is acquiring Tosco--a move that has created a sizable increase in the stock price.

     We also found success in the tech arena, proof positive that not all technology companies were disasters. IBM is enjoying success as changes in its business model have produced a more predictable revenue stream. Instead of being solely dependent on the sales of computer hardware, the company has diversified its interests and built a large base of software users who pay monthly royalties, providing a nice boost to the fund's bottom line.

WHAT WERE SOME OF THE DISAPPOINTMENTS DURING THE PERIOD?

     Though we found one of our best stocks in the technology sector, the same area produced some of the worst performing stocks in the portfolio. The computer hardware industry has struggled with weakening demand and inventory excesses for some time, as the life cycle of the PC reaches maturity and growth becomes more cyclical. Compaq Computer Corp. and Hewlett-Packard were no exception. Since the PC is the mainstay of these businesses, the slowdown has translated into stalling sales and a falling stock price.

     Lucent was another disappointing stock. The firm's long-term prospects in 2000 appeared solid, based on strong demand from new entrants in the landline (non-wireless) market. Lucent expanded sales and production to accommodate them, but the demand turned out to be unsustainable. After the Federal Reserve tightened monetary policy, capital for the fledgling telecommunications firms dried up, leaving Lucent with fewer clients and weaker demand. In addition, Lucent's expansion may have been too much too fast: The firm apparently overextended itself in an effort to preserve market share, a move that resulted in an oversized and unwieldy corporate structure that wasn't based on a sustainable, long-term model.

WHAT'S YOUR OUTLOOK FOR THE NEAR FUTURE?

     Interest rates will continue to be a pivotal near-term factor. Stabilizing or declining rates will help provide a strong foundation for economic growth to flourish over the next few years, which will benefit Old and New Economy firms alike. We continue to see good value prospects and are applying our investment process to build positions in fundamentally sound, inexpensively priced firms. We believe our strategy will benefit investors when the market rediscovers these stocks.


[right margin]

"WE ALSO FOUND SUCCESS IN THE TECH ARENA, PROOF POSITIVE THAT NOT ALL TECHNOLOGY COMPANIES WERE DISASTERS."

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                     AS OF APRIL 30, 2001
U.S. STOCKS                                                   92.2%
FOREIGN STOCKS                                                 3.2%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                               95.4%
TEMPORARY CASH                                                 4.6%

[pie chart]

                                                    AS OF OCTOBER 31, 2000
U.S. STOCKS                                                   93.6%
FOREIGN STOCKS                                                 2.3%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                               95.9%
TEMPORARY CASH                                                 4.1%

[pie chart]


                                                  www.americancentury.com     7


Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

Shares                                                                        Value
-----------------------------------------------------------------------------------------

COMMON STOCKS -- 95.4%

APPAREL & TEXTILES -- 1.8%
                    5,600  Liz Claiborne, Inc.                          $    275,296
                   12,100  VF Corp.                                          491,139
                                                                       ------------------
                                                                             766,435
                                                                       ------------------
BANKS -- 11.1%
                   14,800  Bank of America Corp.                             828,800
                   12,000  Bank One Corp.                                    453,240
                   31,633  Citigroup Inc.                                  1,554,761
                   14,000  First Union Corp.                                 419,580
                   11,150  Fleet Boston Financial Corp.                      427,826
                   14,400  KeyCorp                                           333,792
                   14,000  National City Corp.                               380,940
                   20,510  U.S. Bancorp                                      434,402
                                                                       ------------------
                                                                           4,833,341
                                                                       ------------------
CHEMICALS -- 3.2%
                    4,400  Eastman Chemical Company                          234,256
                    4,400  FMC Corp.(1)                                      315,436
                   10,000  Praxair, Inc.                                     473,300
                   18,000  Sherwin-Williams Co.                              377,640
                                                                       ------------------
                                                                           1,400,632
                                                                       ------------------
CLOTHING STORES -- 0.5%
                   14,200  Intimate Brands, Inc.                             227,200
                                                                       ------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 4.0%
                   24,700  Compaq Computer Corp.                             432,250
                   15,200  Hewlett-Packard Co.                               432,136
                    7,500  International Business Machines Corp.             863,550
                                                                       ------------------
                                                                           1,727,936
                                                                       ------------------
COMPUTER SOFTWARE - 2.5%
                   23,600  Computer Associates International, Inc.           759,684
                    4,600  Microsoft Corp.(1)                                311,627
                                                                       ------------------
                                                                           1,071,311
                                                                       ------------------
CONSUMER DURABLES -- 1.9%
                    9,800  Black & Decker Corporation                        390,628
                    7,500  Whirlpool Corp.                                   418,275
                                                                       ------------------
                                                                             808,903
                                                                       ------------------
DEFENSE/AEROSPACE -- 2.0%
                    5,500  Boeing Co.                                        339,900
                    6,900  Raytheon Co. Cl A                                 203,205
                    8,800  TRW Inc.                                          338,448
                                                                       ------------------
                                                                             881,553
                                                                       ------------------
DEPARTMENT STORES -- 2.6%
                   33,400  Kmart Corp.(1)                                    334,000
                    8,600  May Department Stores Co. (The)                   320,350
                   12,100  Sears, Roebuck & Co.                              445,885
                                                                       ------------------
                                                                           1,100,235
                                                                       ------------------


Shares                                                                        Value
-----------------------------------------------------------------------------------------

DRUGS -- 1.8%
                    3,800  Bristol-Myers Squibb Co.                     $    212,800
                    7,300  Merck & Co., Inc.                                 554,581
                                                                       ------------------
                                                                             767,381
                                                                       ------------------
ELECTRICAL EQUIPMENT -- 0.6%
                   17,200  Motorola, Inc.                                    267,460
                                                                       ------------------
ELECTRICAL UTILITIES -- 3.6%
                   10,000  DTE Energy Company                                419,200
                   10,800  FPL Group, Inc.                                   646,920
                    1,800  Reliant Resources Inc.(1)                          54,000
                   10,300  TXU Corp.                                         452,788
                                                                       ------------------
                                                                           1,572,908
                                                                       ------------------
ENERGY RESERVES & PRODUCTION -- 10.0%
                    4,500  Amerada Hess Corp.                                393,750
                    5,000  Chevron Corp.                                     482,800
                   22,505  Exxon Mobil Corp.                               1,993,943
                   18,000  Occidental Petroleum Corp.                        542,160
                   15,100  Royal Dutch Petroleum Co.
                              New York Shares                                898,903
                                                                       ------------------
                                                                           4,311,556
                                                                       ------------------
ENTERTAINMENT -- 0.5%
                    7,700  Disney (Walt) Co.                                 232,925
                                                                       ------------------
ENVIRONMENTAL SERVICES -- 1.0%
                   17,300  Waste Management, Inc.                            422,293
                                                                       ------------------
FINANCIAL SERVICES -- 6.4%
                    9,900  AON Corp.                                         329,076
                    6,800  Block (H & R), Inc.                               374,000
                   11,200  Fannie Mae                                        898,912
                    7,200  Household International, Inc.                     460,944
                    7,500  MBIA Inc.                                         358,875
                    5,500  MGIC Investment Corp.                             357,445
                                                                       ------------------
                                                                           2,779,252
                                                                       ------------------
FOOD & BEVERAGE -- 2.0%
                   21,000  ConAgra, Inc.                                     437,010
                   11,300  Heinz (H.J.) Co.                                  442,395
                                                                       ------------------
                                                                             879,405
                                                                       ------------------
FOREST PRODUCTS & PAPER -- 1.1%
                   11,800  International Paper Co.                           462,324
                                                                       ------------------
GROCERY STORES -- 1.1%
                   13,700  Albertson's Inc.                                  457,580
                                                                       ------------------
HEAVY ELECTRICAL EQUIPMENT -- 2.5%
                    8,800  Cooper Industries, Inc.                           328,856
                   11,500  Dover Corp.                                       449,305
                    4,800  Emerson Electric Co.                              319,920
                                                                       ------------------
                                                                           1,098,081
                                                                       ------------------


8         1-800-345-2021                                See Notes to Financial Statements



Tax-Managed Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

Shares                                                                        Value
-----------------------------------------------------------------------------------------

HOME PRODUCTS -- 1.4%
                    6,300  Avon Products, Inc.                          $    266,616
                   11,500  Fortune Brands, Inc.                              358,225
                                                                       ------------------
                                                                             624,841
                                                                       ------------------
INDUSTRIAL PARTS -- 2.6%
                    8,700  ITT Industries, Inc.                              383,409
                    9,100  Parker-Hannifin Corp.                             424,242
                   11,600  Snap-on Inc.                                      336,400
                                                                       ------------------
                                                                           1,144,051
                                                                       ------------------
INFORMATION SERVICES -- 0.8%
                    5,700  Electronic Data Systems Corp.                     367,650
                                                                       ------------------
INVESTMENT TRUSTS -- 2.9%
                    4,000  iShares Russell 1000 Value
                              Index Fund                                     235,800
                    4,000  iShares S&P 500/BARRA Value
                              Index Fund                                     253,680
                    6,000  Standard and Poor's 500
                              Depositary Receipt                             749,460
                                                                       ------------------
                                                                           1,238,940
                                                                       ------------------
LEISURE -- 1.5%
                   10,000  Eastman Kodak Co.                                 435,000
                   14,162  Mattel, Inc.                                      228,716
                                                                       ------------------
                                                                             663,716
                                                                       ------------------
LIFE & HEALTH INSURANCE -- 0.9%
                   10,200  Torchmark Corp.                                   386,478
                                                                       ------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.0%
                   13,600  Becton Dickinson & Co.                            439,960
                                                                       ------------------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                    8,500  HCA - The Healthcare Co.                          328,950
                                                                       ------------------
MINING & METALS - 0.7%
                    6,000  Nucor Corp.                                       304,380
                                                                       ------------------
MOTOR VEHICLES & PARTS - 2.5%
                   22,396  Ford Motor Co.                                    660,234
                    7,400  General Motors Corp.                              405,594
                                                                       ------------------
                                                                           1,065,828
                                                                       ------------------
OIL REFINING - 2.2%
                   15,400  Conoco Inc. Cl A                                  466,466
                   10,600  Tosco Corp.                                       488,130
                                                                       ------------------
                                                                             954,596
                                                                       ------------------
PROPERTY & CASUALTY INSURANCE -- 3.2%
                   15,700  Allstate Corp.                                    655,475
                   11,000  Loews Corp.                                       741,510
                                                                       ------------------

                                                                           1,396,985
                                                                       ------------------


Shares/Principal Amount                                                      Value
-----------------------------------------------------------------------------------------

PUBLISHING -- 2.2%
                   16,000  American Greetings Corp. Cl A                $    184,160
                   13,000  Deluxe Corp.                                      337,870
                    7,000  Gannett Co., Inc.                                 451,850
                                                                       ------------------
                                                                             973,880
                                                                       ------------------
RAILROADS -- 0.5%
                    7,500  Burlington Northern Santa Fe Corp.                220,500
                                                                       ------------------
REAL ESTATE INVESTMENT TRUST -- 1.0%
                    8,200  Equity Residential Properties Trust               430,418
                                                                       ------------------
RESTAURANTS -- 1.6%
                   15,800  McDonald's Corp.                                  434,500
                   10,300  Wendy's International, Inc.                       260,899
                                                                       ------------------
                                                                             695,399
                                                                       ------------------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                    5,700  Morgan Stanley Dean Witter & Co.                  357,903
                                                                       ------------------
TELEPHONE -- 5.4%
                   33,000  AT&T Corp.                                        735,240
                   15,200  Sprint Corp.                                      324,976
                   23,480  Verizon Communications                          1,293,044
                                                                       ------------------
                                                                           2,353,260
                                                                       ------------------
THRIFTS -- 1.0%
                    8,600  Washington Mutual, Inc.                           429,398
                                                                       ------------------
TOBACCO -- 2.2%
                   18,600  Philip Morris Companies Inc.                      932,046
                                                                       ------------------
TOTAL COMMON STOCKS                                                       41,377,890
                                                                       ------------------
   (Cost $34,875,695)

TEMPORARY CASH INVESTMENTS -- 4.6%
               $2,000,000  FHLB Discount Notes,
                              4.50%, 5/1/01(2)                             2,000,000
                                                                       ------------------
   (Cost $2,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $43,377,890
                                                                       ==================
   (Cost $36,875,695)


NOTES TO SCHEDULE OF INVESTMENTS
FHLB = Federal Home Loan Bank
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

APRIL 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $36,875,695) (Note 3) .................    $  43,377,890
Cash .........................................................          162,232
Receivable for investments sold ..............................          399,380
Dividends and interest receivable ............................           37,852
                                                                  -------------
                                                                     43,977,354
                                                                  -------------

LIABILITIES
Payable for investments purchased ............................          348,531
Accrued management fees (Note 2) .............................           37,978
Payable for directors' fees and expenses .....................               29
                                                                  -------------
                                                                        386,538
                                                                  -------------
Net Assets ...................................................    $  43,590,816
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized - Investor Class ..................................      134,000,000
                                                                  =============
Outstanding - Investor Class .................................        7,444,634
                                                                  =============
Net Asset Value Per Share ....................................    $        5.86
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $  38,398,888
Undistributed net investment income ..........................          104,825
Accumulated net realized loss on investment transactions .....       (1,415,092)
Net unrealized appreciation on investments (Note 3) ..........        6,502,195
                                                                  -------------
                                                                  $  43,590,816
                                                                  =============


10        1-800-345-2021                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends ......................................................      $  409,921
Interest .......................................................          55,487
                                                                      ----------
                                                                         465,408
                                                                      ----------

Expenses (Note 2):

Management fees ................................................         219,247

Directors' fees and expenses ...................................             164
                                                                      ----------
                                                                         219,411
                                                                      ----------

Net investment income ..........................................         245,997
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investment transactions ...................         150,384
Change in net unrealized appreciation on investments ...........       2,798,997
                                                                      ----------
Net realized and unrealized gain on investments ................       2,949,381
                                                                      ----------

Net Increase in Net Assets
Resulting from Operations ......................................      $3,195,378
                                                                      ==========


See Notes to Financial Statements                 www.americancentury.com    11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 2000

Increase (Decrease) in Net Assets
                                                                   2001                 2000

OPERATIONS
Net investment income .....................................  $     245,997        $     584,671
Net realized gain (loss) on investment transactions .......        150,384           (1,395,301)
Change in net unrealized appreciation on investments ......      2,798,997            3,195,258
                                                           -----------------    -----------------
Net increase in net assets resulting from operations ......      3,195,378            2,384,628
                                                           -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ................................       (575,700)            (433,439)
                                                           -----------------    -----------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .................................      3,879,381            5,278,808
Proceeds from reinvestment of distributions ...............        563,389              428,437
Payments for shares redeemed ..............................     (2,606,577)         (14,655,657)
                                                           -----------------    -----------------
Net increase (decrease) in net assets from
  capital share transactions ..............................      1,836,193           (8,948,412)
                                                           -----------------    -----------------
Net increase (decrease) in net assets .....................      4,455,871           (6,997,223)

NET ASSETS
Beginning of period .......................................     39,134,945           46,132,168
                                                           -----------------    -----------------
End of period .............................................    $43,590,816          $39,134,945
                                                           =================    =================
Undistributed net investment income .......................       $104,825             $434,528
                                                           =================    =================

TRANSACTIONS IN SHARES OF THE FUND
Sold ......................................................        698,112            1,050,478
Issued in reinvestment of distributions ...................        107,929               85,687
Redeemed ..................................................       (471,666)          (2,928,955)
                                                           -----------------    -----------------
Net increase (decrease) ...................................        334,375           (1,792,790)
                                                           =================    =================


12        1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Managed Value Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class had not commenced as of April 30, 2001. The Advisor Class and Institutional Class are authorized to issue 50,000,000 and 16,000,000 shares, respectively.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, accumulated net realized capital loss carryovers for federal income tax purposes of $1,535,337 (expiring in 2007 through 2008) may be used to offset future taxable gains.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

APRIL 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the Investor Class based on fund average net assets is as follows:

FUND AVERAGE NET ASSETS
First $500 million ................................................. 1.10%
Next $500 million .................................................. 1.00%
Over $1 billion .................................................... 0.90%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred for the Advisor Class because it had not commenced operations.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2001, were $12,287,419 and $11,550,623, respectively.

    On April 30, 2001, accumulated net unrealized appreciation was $6,470,543, based on the aggregate cost of investments for federal income tax purposes of $36,907,347, which consisted of unrealized appreciation of $7,622,199 and unrealized depreciation of $1,151,656.

--------------------------------------------------------------------------------
4. BANK LOAN

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended April 30, 2001.


14    1-800-345-2021


Tax-Managed Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDING OCTOBER 31 (EXCEPT AS NOTED)

                                                                            2001(1)        2000       1999(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period....................................     $5.50        $5.18        $5.00
                                                                         -----------  -----------  -----------
Income From Investment Operations
     Net Investment Income..............................................      0.03         0.08         0.04
     Net Realized and Unrealized Gain on Investment Transactions .......      0.41         0.29         0.14
                                                                         -----------  -----------  -----------
     Total From Investment Operations...................................      0.44         0.37         0.18
                                                                         -----------  -----------  -----------
Distributions
     From Net Investment Income.........................................     (0.08)       (0.05)          --
                                                                         -----------  -----------  -----------
Net Asset Value, End of Period .........................................     $5.86        $5.50        $5.18
                                                                         ===========  ===========  ===========
     Total Return(3) ...................................................     8.20%         7.23%        3.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................  1.10%(4)         1.10%     1.10%(4)

Ratio of Net Investment Income to Average Net Assets ...................  1.23%(4)         1.56%     1.14%(4)

Portfolio Turnover Rate ................................................       30%           73%          41%
Net Assets, End of Period (in thousands) ...............................   $43,591       $39,135      $46,132


(1)  Six months ended April 30, 2001 (unaudited).

(2)  March 31, 1999 (inception) through October 31, 1999.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements                 www.americancentury.com    15


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16    1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds.

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

     Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.


[right margin]

PORTFOLIO MANAGERS

Tax-Managed Value
     MARK MALLON, CFA
     CHARLES RITTER, CFA


                                                  www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of April 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.


* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                  www.americancentury.com    19


Notes
--------------------------------------------------------------------------------


20    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0106                               American Century Investment Services, Inc.
SH-ANN-25494                       (c)2001 American Century Services Corporation